UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07820

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON
4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	03-31

Date of reporting period:	03-31-2010

ITEM 1. REPORTS TO STOCKHOLDERS

Annual Report
March 31, 2010

American Century Investments®

Equity Income Fund

Value Fund

Large Company Value Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
U.S. Stock Index Returns	4

Equity Income

Performance	5
Portfolio Commentary	7
Top Ten Holdings, Top Five Industries and
Types of Investments in Portfolio	9

Value

Performance	10
Portfolio Commentary	12
Top Ten Holdings, Top Five Industries and
Types of Investments in Portfolio	14

Large Company Value

Performance	15
Portfolio Commentary	17
Top Ten Holdings, Top Five Industries and
Types of Investments in Portfolio	19

Shareholder Fee Examples	20

Financial Statements

Schedule of Investments	23
Statement of Assets and Liabilities	33
Statement of Operations	35
Statement of Changes in Net Assets	36
Notes to Financial Statements	38
Financial Highlights	51
Report of Independent Registered Public Accounting Firm	69

Other Information

Management	70
Board Approval of Management Agreements	74
Additional Information	80
Index Definitions	81

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended March 31, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Independent Chairman’s Letter

Fellow Shareholders,

The principal event at a recent board meeting was the retirement of Jim Stowers, Jr. from the American Century Mutual Funds Kansas City board. This was one of those times when you felt like you were living a historical moment. Jim founded what was known as Twentieth Century Mutual Funds over 50 years ago. Through the years, his number one priority has been to “Put Investors First!” The board presented Jim with a resolution acknowledging that, by building a successful investment company, he has impacted the lives of many by helping them on the path to financial success.

We respect Jim’s decision to focus his energy on the Stowers Institute for Medical Research and American Century Companies, Inc. (ACC), the parent company of the funds’ investment advisors. The pioneering medical research that Jim and his wife Virginia have made possible through the Institute should enrich the lives of millions in the future.

Shortly after his retirement from the board, we received word that Jim—who celebrated his 86th birthday in January—was hospitalized after experiencing a fall during his regular exercise regimen. While Jim has made steady progress toward recovery, this potentially serious incident resulted in the activation of his long-standing estate and business succession plan. Under the terms of the plan, ACC’s co-chairman Richard W. Brown succeeded Jim as trustee of a trust that holds a significant interest in ACC stock. While less than a majority interest, the trust is presumed to control the funds’ investment advisors under the Investment Company Act of 1940. This change triggered the need for a shareholder proxy to approve new management and subadvisory agreements for the funds. If you have not already responded, I encourage you to take the time to read the proxy materials and send your vote as soon as possible.

On behalf of the board, I want to once again thank Jim for his mutual fund board service and wish him a speedy recovery. More than three years ago, Jim and Richard Brown installed a strong and effective leadership team at American Century Investments and I look forward to continuing to work with them on behalf of fund shareholders. And while Jim no longer sits on the fund board, the inherent optimism captured by his favorite catch phrase—“The best is yet to be”—still resonates with all of us who have the privilege of serving you. I invite you to send your comments, questions or concerns to me at dhpratt@fundboardchair.com.

Market Perspective

By Phil Davidson, Chief Investment Officer, U.S. Value Equity

Stocks Enjoyed Bountiful Recovery

The U.S. stock market gained approximately 50% for the year ended March 31, 2010—one of its best 12-month returns in the last three decades. The key factor behind the remarkable rally in stocks was increasing confidence in a potential economic recovery.

The period began as the U.S. economy was beginning to emerge from its worst downturn since the Great Depression. Signs of economic improvement—including a pickup in industrial production, rising retail sales, and signals that the housing sector was starting to stabilize—gained momentum throughout the 12-month period, helping the U.S. economy post positive growth in the third and fourth quarters of 2009. The exception was job growth—the unemployment rate rose to its highest level since 1983 before falling back slightly toward the end of the reporting period.

Better-than-expected corporate profits also provided a boost to stocks despite sluggish revenue growth. Aggressive cost-cutting strategies across much of corporate America helped profits remain on an upward trajectory.

Value Stocks Led the Rally

Value stocks led the market’s advance, outperforming growth shares across all market capitalizations (see the table below). Many of the best-performing stocks were financially stressed companies that were able to stabilize their businesses and strengthen their balance sheets—characteristics that apply to value-oriented issues. In addition, the financial sector—a sizable component of the value universe—was one of the top-performing sectors in the equity market as many troubled financial firms were able to issue equity and deleverage.

Another recent development that has been favorable for value stocks is a resurgence of dividends. 2009 was the worst year on record for dividends in the U.S., where more than 800 companies reduced their dividend payouts by a total of $58 billion. However, in the first three months of 2010, income-oriented investors were rewarded with growing dividend payouts. In February alone, 47 companies in the S&P 500 increased their dividends or began paying them. Dividends play a central role in our efforts to reduce risk and increase total returns, and they also confirm the strength of a company’s earnings and cash flow.

U.S. Stock Index Returns
For the 12 months ended March 31, 2010
Russell 1000 Index (Large-Cap)	51.60%	Russell 2000 Index (Small-Cap)	62.76%
Russell 1000 Growth Index	49.75%	Russell 2000 Growth Index	60.32%
Russell 1000 Value Index	53.56%	Russell 2000 Value Index	65.07%
Russell Midcap Index	67.71%
Russell Midcap Growth Index	63.00%
Russell Midcap Value Index	72.41%

Performance

Equity Income

Total Returns as of March 31, 2010
			Average Annual Returns
	Ticker				Since	Inception
	Symbol	1 year	5 years	10 years	Inception	Date
Investor Class	TWEIX	28.04%	3.03%	7.72%	10.59%	8/1/94
Russell 3000 Value Index(1)	—	54.46%	1.18%	3.51%	8.88%(2)	—
S&P 500 Index(1)	—	49.77%	1.92%	-0.65%	8.16%(2)	—
Lipper Equity Income
Funds Index(1)	—	48.54%	1.72%	2.84%	7.13%(2)	—
Institutional Class	ACIIX	28.30%	3.21%	7.93%	7.23%	7/8/98
A Class(3)	TWEAX					3/7/97
No sales charge*		27.71%	2.77%	7.45%	8.26%
With sales charge*		20.38%	1.56%	6.81%	7.77%
B Class	AEKBX					9/28/07
No sales charge*		26.92%	—	—	-5.48%
With sales charge*		22.92%	—	—	-6.79%
C Class	AEYIX	26.74%	1.98%	—	4.65%	7/13/01
R Class	AEURX	27.44%	2.52%	—	5.22%	8/29/03
* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75%
maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Data provided by Lipper Inc. — A Reuters Company. © 2010 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
Lipper Fund Performance — Performance data is total return, and is preliminary and subject to revision.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.
(2)	Since 7/31/94, the date nearest the Investor Class’s inception for which data are available.
(3)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Equity Income

Total Annual Fund Operating Expenses
	Institutional
Investor Class	Class	A Class	B Class	C Class	R Class
0.99%	0.79%	1.24%	1.99%	1.99%	1.49%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Portfolio Commentary

Equity Income

Portfolio Managers: Phil Davidson, Kevin Toney, and Michael Liss

Performance Summary

Equity Income returned 28.04%* for the 12 months ended March 31, 2010. By comparison, the Lipper Equity Income Funds Index returned 48.54%, and the average return for Morningstar’s Large Cap Value category** (its performance, like Equity Income’s, reflects operating expenses) was 50.25%. Two market indices—the Russell 3000 Value Index and the S&P 500 Index—returned 54.46% and 49.77%, respectively. The portfolio’s return reflects operating expenses, while the indices’ returns do not.

As the performance figures above indicate, the stock market staged a remarkable comeback during the reporting period. Economic conditions improved (partly in response to government stimulus programs), corporate earnings were better than expected, and improving conditions in the capital markets helped the more highly leveraged and financially strapped companies. These factors led many investors to shift into riskier assets, and many of the period’s largest gains were made by securities of lower-quality businesses that had fared the worst during the financial crisis. That situation was at odds with Equity Income’s conservative investment approach, which emphasizes higher-quality, income-producing securities. Many of the companies held by the portfolio have contained costs and gained market share, allowing them to raise their dividends, but a large number were left behind in the low-quality rally. Against this backdrop, Equity Income’s relative performance for the annual period was more a result of what it didn’t own rather than what it did.

Equity Income is carefully managed to provide solid long-term performance. Since its inception on August 1, 1994, Equity Income has produced an average annual return of 10.59%, topping the returns for the Lipper Equity Income Funds Index, Morningstar’s Large Cap Value category average, the Russell 3000 Value Index, and the S&P 500 Index for the same period (see performance information on page 5 and in footnotes below).

Financials Slowed Progress

Although financials contributed significantly to the portfolio’s return, the sector was the largest source of underperformance against the benchmark. Equity Income’s mix of higher-quality companies and its underweight position restrained performance during the market rally when companies with stressed balance sheets outperformed stronger, higher-quality businesses. For example, in commercial banks, the portfolio held Commerce Bancshares, a high-quality regional bank serving customers in Midwestern states. Commerce did not take federal bailout money and raised its dividend, but its shares did not keep pace with the sector during the low-quality rally.

*	All fund returns referenced in this commentary are for Investor Class shares.
**The average returns for Morningstar’s Large Cap Value category were 1.21% and 3.12% for the five- and ten-year periods ended March 31, 2010, respectively, and 7.46% since the fund’s inception. © Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to
Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither
Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Equity Income

For some time, we have approached financials with caution and conservatism as evidenced by an investment in a convertible security issued by U.S. Bancorp. Although the position provided the portfolio with a positive return, it underperformed many other financials names.

Elsewhere in the sector, our investments were concentrated in the less-volatile names in insurance, thrifts, and capital markets companies. In the insurance industry, Equity Income was overweight shares of Marsh & McLennan. A global insurance broker, Marsh does not have a credit-sensitive business model and we believe it is well-positioned to benefit from new management and improving operating conditions.

The capital markets segment provided top contributor T. Rowe Price Group. As the environment improves for asset managers, the company stands to benefit from consolidation within the segment and appears positioned to gain market share.

Industrials Detracted

In industrials, Equity Income was hindered by the combination of an underweight position and stock selection. Many industrials stocks, which suffered steep declines as the recession took hold, posted strong results during the annual period. The sector was up more than 80% in the benchmark. The portfolio’s investments were concentrated in commercial services and supplies, specifically among waste management companies. In keeping with our conservative stance, Equity Income held a less risky convertible security issued by Waste Connections, which did not keep up with other securities in the sector.

Consumer Discretionary Hampered Results

An underweight in the consumer discretionary sector dampened relative progress. Equity Income did not own any media companies, which outperformed as the economy strengthened and advertising revenues improved. Similarly, the portfolio was slowed by an underweight in automakers, which turned in strong results during the period.

Outlook

We will continue to follow our disciplined, bottom-up investment process, selecting companies one at a time for the portfolio. As of March 31, 2010, we see attractive opportunities in consumer staples, utilities, and information technology, reflected by our overweight positions in these sectors. We continue to be selective in holdings of consumer discretionary, industrials, materials, and financials companies, relying on fundamental analysis to identify strong, financially sound businesses whose securities provide attractive yields.

Equity Income

Top Ten Holdings
% of net assets
as of 3/31/10
Exxon Mobil Corp.	6.4%
Bank of America Corp.	3.9%
AT&T, Inc.	3.7%
Johnson & Johnson	3.2%
Kimberly-Clark Corp.	3.1%
United Parcel Service, Inc., Class B	3.1%
Wal-Mart Stores, Inc.	3.0%
U.S. Bancorp. (Convertible Bonds)	3.0%
Total SA	2.9%
Chevron Corp.	2.9%

Top Five Industries
% of net assets
as of 3/31/10
Oil, Gas & Consumable Fuels	14.4%
Insurance	7.5%
Real Estate Investment Trusts (REITs)	6.5%
Pharmaceuticals	6.0%
Household Products	5.8%

Types of Investments in Portfolio
% of net assets
as of 3/31/10
Common Stocks	72.5%
Convertible Bonds	21.3%
Convertible Preferred Stocks	3.9%
Preferred Stocks	0.1%
Total Equity Exposure	97.8%
Temporary Cash Investments	0.4%
Other Assets and Liabilities	1.8%

Performance

Value

Total Returns as of March 31, 2010
			Average Annual Returns
	Ticker				Since	Inception
	Symbol	1 year	5 years	10 years	Inception	Date
Investor Class	TWVLX	44.84%	1.82%	6.67%	9.24%	9/1/93
Russell 3000 Value Index(1)	—	54.46%	1.18%	3.51%	8.39%(2)	—
S&P 500 Index(1)	—	49.77%	1.92%	-0.65%	7.77%(2)	—
Lipper Multi-Cap Value
Funds Index(1)	—	51.98%	0.85%	3.70%	7.55%(2)	—
Institutional Class	AVLIX	45.01%	2.02%	6.87%	6.01%	7/31/97
A Class(3)	TWADX					10/2/96
No sales charge*		44.47%	1.57%	6.39%	7.19%
With sales charge*		36.23%	0.36%	5.76%	6.72%
B Class	ACBVX					1/31/03
No sales charge*		43.21%	0.80%	—	6.21%
With sales charge*		39.21%	0.60%	—	6.21%
C Class	ACLCX	43.29%	0.80%	—	3.29%	6/4/01
R Class	AVURX	44.10%	—	—	0.53%	7/29/05
* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75%
maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Data provided by Lipper Inc. — A Reuters Company. © 2010 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
Lipper Fund Performance — Performance data is total return, and is preliminary and subject to revision.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.
(2)	Since 8/31/93, the date nearest the Investor Class’s inception for which data are available.
(3)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Value

Total Annual Fund Operating Expenses
	Institutional
Investor Class	Class	A Class	B Class	C Class	R Class
1.01%	0.81%	1.26%	2.01%	2.01%	1.51%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Portfolio Commentary

Value

Portfolio Managers: Michael Liss, Kevin Toney, and Phil Davidson

Performance Summary

Value returned 44.84%* for the 12 months ended March 31, 2010. By comparison, the Lipper Multi-Cap Value Funds Index returned 51.98%, while the average return for Morningstar’s Large Cap Value category** (its performance, like Value’s, reflects operating expenses) was 50.25%. Two market indices—the Russell 3000 Value Index and the S&P 500 Index—returned 54.46% and 49.77%, respectively. The portfolio’s return reflects operating expenses, while the indices’ returns do not.

As the performance figures above indicate, the stock market staged a remarkable comeback during the reporting period. Economic conditions improved (partly in response to government stimulus programs), corporate earnings were better than expected, and improving conditions in the capital markets helped the more highly leveraged or financially strapped companies. These factors led many investors to shift into riskier assets, and many of the period’s largest gains were made by the lower-quality businesses that fared the worst during the financial crisis. That situation was at odds with Value’s investment approach, which emphasizes higher-quality businesses with sound balance sheets. Nonetheless, the portfolio received positive contributions in absolute terms from all 10 of the sectors in which it was invested. On a relative basis, Value’s underperformance was more a result of what it didn’t own rather than what it did.

Value is carefully managed for long-term results. Since its inception on September 1, 1993, Value has produced an average annual return of 9.24%, topping the returns for the Lipper Multi-Cap Value Funds Index, Morning-star’s Large Cap Value category average, the Russell 3000 Value Index, and the S&P 500 Index for the same period (see performance information on page 10 and in footnotes below).

Financials Slowed Results

Value’s position in the financials sector was its largest source of underperfor-mance versus the benchmark. Although financials contributed the most to the portfolio’s return, an underweight restrained relative progress as companies with stressed balance sheets, some of which had appeared to be on the brink of bankruptcy only months earlier, outperformed stronger, higher-quality businesses. The portfolio was underweight commercial banks, a segment that returned more than 82% to the Russell 3000 Value Index.

During the reporting period, the portfolio’s investments were concentrated in the less-volatile insurance names. Many of these companies, however, underperformed during the low-quality rally. Value benefited from holdings among asset management firms, including notable contributor

*	All fund returns referenced in this commentary are for Investor Class shares.
**The average returns for Morningstar’s Large Cap Value category were 1.21% and 3.12% for the five- and ten-year periods ended March 31, 2010, respectively, and 7.47% since the fund’s inception. © Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to
Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither
Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Value

AllianceBernstein Holding LP which performed well as the environment for asset managers improved.

Value’s underweight in real estate investment trusts (REITs) detracted from relative performance. For some time, the management team has been concerned about this segment’s operating trends, financial leverage, access to funding, and valuation. However, in spite of deterioration in the commercial real estate market, REIT stocks posted gains of more than 214% in the benchmark, as investors moved into riskier assets during the period.

Consumer Discretionary Detracted

Relative performance was slowed by the combination of an underweight position and security selection in the consumer discretionary sector. Many of these stocks, which suffered steep declines as the recession took hold, rallied on optimism about a possible economic recovery and improving consumer sentiment. Value was hindered by its lack of exposure to media stocks, which outperformed as advertising revenues improved. It also did not own Ford Motor, which rose nearly 378% during the period.

Utilities Contributed

Security selection in utilities—the second-weakest sector in the benchmark—benefited relative performance. Because of valuations and higher-risk business models, Value did not hold any independent power producers; the segment declined more than 23% in the Russell 3000 Value Index. The portfolio’s mix of electric utilities was particularly advantageous.

Information Technology Added Value

The portfolio’s position in the information technology sector enhanced relative performance. The portfolio held Tyco Electronics, a global provider of engineered electronic components, network solutions, wireless systems, and undersea telecommunication systems. Tyco, which derives a significant percentage of its revenue from the manufacturing of automotive products, performed well as conditions improved in the automobiles segment and the global economy strengthened.

Outlook

We will continue to follow our disciplined, bottom-up process, selecting securities one at a time for the portfolio. As of March 31, 2010, we see opportunities in consumer staples, health care, information technology, and energy, reflected by overweight positions in these sectors relative to the benchmark. Our fundamental analysis and valuation work are also directing us toward relative underweights in financials, consumer discretionary, and materials energy stocks.

Value

Top Ten Holdings
% of net assets
as of 3/31/10
Exxon Mobil Corp.	5.2%
AT&T, Inc.	3.4%
JPMorgan Chase & Co.	3.2%
Chevron Corp.	3.2%
General Electric Co.	3.1%
Total SA	2.7%
Marsh & McLennan Cos., Inc.	2.7%
Pfizer, Inc.	2.7%
Lowe’s Cos., Inc.	2.1%
Berkshire Hathaway, Inc., Class A	2.0%

Top Five Industries
% of net assets
as of 3/31/10
Oil, Gas & Consumable Fuels	16.4%
Insurance	8.2%
Pharmaceuticals	6.7%
Capital Markets	5.5%
Food Products	4.6%

Types of Investments in Portfolio
% of net assets
as of 3/31/10
Domestic Common Stocks	92.2%
Foreign Common Stocks*	6.8%
Total Common Stocks	99.0%
Temporary Cash Investments	1.2%
Other Assets and Liabilities	(0.2)%
* Includes depositary shares, dual listed securities and foreign ordinary shares.

Performance

Large Company Value

Total Returns as of March 31, 2010
			Average Annual Returns
	Ticker				Since	Inception
	Symbol	1 year	5 years	10 years	Inception	Date
Investor Class	ALVIX	46.68%	-0.33%	4.00%	3.02%	7/30/99
Russell 1000 Value Index(1)	—	53.56%	1.05%	3.10%	2.75%	—
S&P 500 Index(1)	—	49.77%	1.92%	-0.65%	0.59%	—
Institutional Class	ALVSX	46.97%	-0.13%	—	2.59%	8/10/01
A Class(2)	ALPAX					10/26/00
No sales charge*		46.31%	-0.58%	—	3.66%
With sales charge*		37.97%	-1.75%	—	3.01%
B Class	ALBVX					1/31/03
No sales charge*		45.34%	-1.32%	—	4.48%
With sales charge*		41.34%	-1.53%	—	4.48%
C Class	ALPCX	45.19%	-1.32%	—	2.09%	11/7/01
R Class	ALVRX	45.93%	-0.83%	—	2.95%	8/29/03
* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75%
maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Data provided by Lipper Inc. — A Reuters Company. © 2010 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.
(2)	Prior to December 3, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Large Company Value

Total Annual Fund Operating Expenses
	Institutional
Investor Class	Class	A Class	B Class	C Class	R Class
0.83%	0.63%	1.08%	1.83%	1.83%	1.33%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Portfolio Commentary

Large Company Value

Portfolio Managers: Chuck Ritter and Brendan Healy

Performance Summary

Large Company Value returned 46.68%* for the 12 months ended March 31, 2010. By comparison, its benchmark, the Russell 1000 Value Index, returned 53.56%. The broader market, as measured by the S&P 500 Index, returned 49.77%. The portfolio’s return reflects operating expenses, while the indices’ returns do not. The average return for Morningstar’s Large Cap Value category** (its performance, like Large Company Value’s, reflects operating expenses) was 50.25%.

As the performance figures above indicate, the stock market staged a remarkable comeback during the reporting period. Economic conditions improved in response to government stimulus, corporate earnings were better than expected, and improving conditions in the capital markets helped the more highly leveraged or financially strapped companies. These factors led many investors to shift into riskier assets, and many of the period’s largest gains were made by the lower-quality businesses that fared the worst during the financial crisis. Furthermore, the names that lagged the rally tended to be the stable, less risky businesses favored by Large Company Value. In this environment, the portfolio received positive results in absolute terms from all 10 of the sectors in which it was invested. On a relative basis, holdings in the consumer discretionary and health care sectors detracted. The portfolio’s position in utilities contributed positively.

Large Company Value is carefully managed for long-term results. Since its inception on July 30, 1999, Large Company Value has produced an average annual return of 3.02%, topping the returns for Morningstar’s Large Cap Value category average, the Russell 1000 Value Index, and the S&P 500 Index for the same period (see performance information on page 15 and in footnotes below).

Consumer Discretionary Detracted

Within the consumer discretionary sector, security selection was a drag on relative performance. Although the portfolio benefited from its investments in the media industry, these results were offset by a lack of exposure to car maker Ford Motor and auto component companies. Ford, which was up significantly in the benchmark, has restructured its business and steadily gained market share. Among diversified consumer services stocks, a notable detractor was H&R Block, which experienced a decline in its tax-preparation business.

Health Care Hampered Results

The portfolio’s overweight in health care dampened relative progress. Health care stocks gained, but their progress was constrained as investors

*	All fund returns referenced in this commentary are for Investor Class shares.
**The average returns for Morningstar’s Large Cap Value category were 1.21% and 3.12% for the five- and ten-year periods ended March 31, 2010, respectively, and 2.69% since the fund’s inception. © Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to
Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither
Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Large Company Value

priced in worst-case scenarios for health care reform. As fears abated, the sector’s performance strengthened.

Security selection also slowed relative results. A notable detractor was Abbott Laboratories, which develops and manufactures laboratory diagnostics, medical devices, and pharmaceutical therapies. Earlier in the reporting period, Abbott reported a deceleration in prescription growth for Humira, its blockbuster drug for the treatment of rheumatoid arthritis. Eventually, sales of Humira rebounded strongly, but the drugmaker’s shares underper-formed other pharmaceutical names.

A Defensive Bias Also Slowed Progress

A factor influencing Large Company Value’s relative underperformance was the annual reconstitution of the portfolio’s benchmark index, the Russell 1000 Value Index. The reconstitution, which occurred during June 2009, gave greater weighting to cyclical sectors and stocks—in other words, those that tend to rise during good economic times. Because of our investment approach, we did not respond to this shift in weightings by increasing the portfolio’s cyclical sensitivity, which hampered relative performance.

Utilities Provided a Boost

Large Company Value continued to benefit from a significant underweight in the utilities sector, reflecting our belief that many of these stocks have been overvalued for some time. The stance added value during the market rally when utilities underperformed all but one other benchmark sector.

Consumer Staples Provided Notable Contributor

The consumer staples sector was the source of key contributor Pepsi Bottling Group. Its share price surged on news that PepsiCo, which already owned one third of the bottling company, had launched a takeover bid. We sold the position after the announcement.

Outlook

We continue to be bottom-up investment managers, evaluating each company individually and building the portfolio one stock at a time. As of March 31, 2010, Large Company Value is broadly diversified, with ongoing overweight positions in the health care, information technology, and consumer staples sectors. Our valuation work is also directing us toward smaller relative weightings in financials, utilities, and materials stocks.

Large Company Value

Top Ten Holdings
% of net assets
as of 3/31/10
Exxon Mobil Corp.	4.9%
General Electric Co.	3.9%
JPMorgan Chase & Co.	3.8%
Bank of America Corp.	3.5%
Pfizer, Inc.	3.5%
Chevron Corp.	3.5%
AT&T, Inc.	3.5%
ConocoPhillips	2.7%
Verizon Communications, Inc.	2.2%
Wells Fargo & Co.	2.2%

Top Five Industries
% of net assets
as of 3/31/10
Oil, Gas & Consumable Fuels	15.8%
Pharmaceuticals	8.8%
Diversified Financial Services	7.8%
Diversified Telecommunication Services	6.0%
Insurance	4.8%

Types of Investments in Portfolio
% of net assets
as of 3/31/10
Common Stocks & Futures	99.0%
Temporary Cash Investments	0.7%
Other Assets and Liabilities	0.3%

Shareholder Fee Examples (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2009 to March 31, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	10/1/09	3/31/10	10/1/09 – 3/31/10	Expense Ratio*
Equity Income
Actual
Investor Class	$1,000	$1,091.50	$5.06	0.97%
Institutional Class	$1,000	$1,091.00	$4.01	0.77%
A Class	$1,000	$1,090.10	$6.36	1.22%
B Class	$1,000	$1,085.80	$10.24	1.97%
C Class	$1,000	$1,085.90	$10.24	1.97%
R Class	$1,000	$1,088.90	$7.66	1.47%
Hypothetical
Investor Class	$1,000	$1,020.09	$4.89	0.97%
Institutional Class	$1,000	$1,021.09	$3.88	0.77%
A Class	$1,000	$1,018.85	$6.14	1.22%
B Class	$1,000	$1,015.11	$9.90	1.97%
C Class	$1,000	$1,015.11	$9.90	1.97%
R Class	$1,000	$1,017.60	$7.39	1.47%
Value
Actual
Investor Class	$1,000	$1,110.90	$5.26	1.00%
Institutional Class	$1,000	$1,114.10	$4.22	0.80%
A Class	$1,000	$1,111.80	$6.58	1.25%
B Class	$1,000	$1,104.00	$10.49	2.00%
C Class	$1,000	$1,104.80	$10.50	2.00%
R Class	$1,000	$1,108.10	$7.88	1.50%
Hypothetical
Investor Class	$1,000	$1,019.95	$5.04	1.00%
Institutional Class	$1,000	$1,020.94	$4.03	0.80%
A Class	$1,000	$1,018.70	$6.29	1.25%
B Class	$1,000	$1,014.96	$10.05	2.00%
C Class	$1,000	$1,014.96	$10.05	2.00%
R Class	$1,000	$1,017.45	$7.54	1.50%

* Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	10/1/09	3/31/10	10/1/09 – 3/31/10	Expense Ratio*
Large Company Value
Actual
Investor Class	$1,000	$1,087.90	$4.37	0.84%
Institutional Class	$1,000	$1,089.00	$3.33	0.64%
A Class	$1,000	$1,086.50	$5.67	1.09%
B Class	$1,000	$1,082.00	$9.55	1.84%
C Class	$1,000	$1,082.30	$9.55	1.84%
R Class	$1,000	$1,085.10	$6.97	1.34%
Hypothetical
Investor Class	$1,000	$1,020.74	$4.23	0.84%
Institutional Class	$1,000	$1,021.74	$3.23	0.64%
A Class	$1,000	$1,019.50	$5.49	1.09%
B Class	$1,000	$1,015.76	$9.25	1.84%
C Class	$1,000	$1,015.76	$9.25	1.84%
R Class	$1,000	$1,018.25	$6.74	1.34%
* Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

Schedule of Investments

Equity Income

MARCH 31, 2010

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Common Stocks — 72.5%			ELECTRONIC EQUIPMENT,
			INSTRUMENTS & COMPONENTS — 0.5%
AEROSPACE & DEFENSE — 1.3%			Molex, Inc., Class A	1,800,000	$ 31,770,000
Honeywell International, Inc.	353,800	$ 16,016,526	FOOD & STAPLES RETAILING — 3.0%
Northrop Grumman Corp.	407,127	26,695,317	Wal-Mart Stores, Inc.	3,450,016	191,820,890
Raytheon Co.	740,500	42,297,360	FOOD PRODUCTS — 2.6%
		85,009,203	Campbell Soup Co.	1,400,821	49,519,023
AIR FREIGHT & LOGISTICS — 3.1%			H.J. Heinz Co.	1,325,400	60,451,494
United Parcel Service, Inc.,			Hershey Co. (The)	700,030	29,968,284
Class B	3,020,921	194,577,522
AUTOMOBILES — 0.3%			Unilever NV CVA	765,000	23,139,572
Honda Motor Co. Ltd.	448,800	15,841,694			163,078,373
CAPITAL MARKETS — 2.8%			GAS UTILITIES — 4.8%
AllianceBernstein Holding LP	890,173	27,292,704	AGL Resources, Inc.	2,463,700	95,222,005
Northern Trust Corp.	2,244,500	124,031,070	Nicor, Inc.	1,000,000	41,920,000
			Piedmont Natural
T. Rowe Price Group, Inc.	500,000	27,465,000	Gas Co., Inc.	1,900,030	52,402,827
		178,788,774	Spectra Energy Partners LP	850,062	25,841,885
CHEMICALS — 0.7%			WGL Holdings, Inc.(1)	2,505,688	86,822,089
E.I. du Pont
de Nemours & Co.	1,144,800	42,632,352			302,208,806
COMMERCIAL BANKS — 0.7%			HOTELS, RESTAURANTS & LEISURE — 0.6%
Commerce Bancshares, Inc.	1,110,049	45,667,416	McDonald’s Corp.	608,500	40,599,120
COMMERCIAL SERVICES & SUPPLIES — 1.7%			HOUSEHOLD PRODUCTS — 5.8%
Pitney Bowes, Inc.	800,000	19,560,000	Clorox Co.	582,000	37,329,480
Waste Management, Inc.	2,449,945	84,351,606	Kimberly-Clark Corp.	3,130,300	196,833,264
		103,911,606	Procter & Gamble Co. (The)	2,081,930	131,723,711
CONSTRUCTION MATERIALS — 0.5%					365,886,455
Martin Marietta			INSURANCE — 6.8%
Materials, Inc.	377,500	31,540,125	ACE Ltd.	534,700	27,964,810
DISTRIBUTORS — 0.8%			Allstate Corp. (The)	3,480,000	112,438,800
Genuine Parts Co.	1,180,400	49,860,096	Chubb Corp. (The)	1,590,200	82,451,870
DIVERSIFIED TELECOMMUNICATION			Marsh & McLennan
SERVICES — 4.1%			Cos., Inc.	7,000,089	170,942,173
AT&T, Inc.	9,000,000	232,560,000	MetLife, Inc.	145,000	6,284,300
BCE, Inc.	236,200	6,941,929	Transatlantic Holdings, Inc.	533,204	28,153,171
CenturyTel, Inc.	478,100	16,953,426			428,235,124
		256,455,355	IT SERVICES — 1.1%
ELECTRIC UTILITIES — 1.6%			Automatic Data
Northeast Utilities	1,500,000	41,460,000	Processing, Inc.	1,535,500	68,283,685
Portland General Electric Co.	1,107,133	21,378,738	MACHINERY — 0.5%
Southern Co.	1,065,200	35,322,032	Caterpillar, Inc.	513,600	32,279,760
		98,160,770	METALS & MINING — 0.3%
ELECTRICAL EQUIPMENT — 1.3%			Nucor Corp.	470,800	21,364,904
Emerson Electric Co.	1,131,400	56,954,676
Rockwell Automation, Inc.	470,019	26,490,271
		83,444,947

Equity Income

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
MULTI-UTILITIES — 3.7%			Convertible Bonds — 21.3%
Consolidated Edison, Inc.	2,615,168	$ 116,479,583	AUTO COMPONENTS — 1.1%
PG&E Corp.	2,300,000	97,566,000	BorgWarner, Inc.,
Wisconsin Energy Corp.	390,000	19,269,900	3.50%, 4/15/12	$ 52,000,000	$ 68,250,000
		233,315,483	CAPITAL MARKETS — 0.6%
OIL, GAS & CONSUMABLE FUELS — 13.3%			Janus Capital Group, Inc.,
BP plc	4,549,300	43,036,810	3.25%, 7/15/14	17,500,000	22,181,250
Chevron Corp.	2,381,500	180,589,145	Morgan Stanley, (convertible
Enterprise Products			into Charles Schwab Corp.
Partners LP	537,500	18,586,750	(The)), 6.10%, 8/10/10(2)(3)	888,200	16,640,427
Exxon Mobil Corp.	6,000,029	401,881,943			38,821,677
Total SA	3,146,400	182,651,468	COMMERCIAL BANKS — 3.0%
XTO Energy, Inc.	196,400	9,266,152	U.S. Bancorp., VRN,
		836,012,268	0.00%, 6/11/10	190,130,000	188,466,362
PHARMACEUTICALS — 6.0%			COMMUNICATIONS EQUIPMENT — 0.1%
			Ciena Corp.,
Bristol-Myers Squibb Co.	3,825,740	102,147,258	4.00%, 3/15/15(2)	6,500,000	6,760,000
Eli Lilly & Co.	1,273,000	46,108,060	ENERGY EQUIPMENT & SERVICES — 1.0%
Johnson & Johnson	3,040,835	198,262,442	Cameron International Corp.,
Pfizer, Inc.	1,974,524	33,863,087	2.50%, 6/15/26	47,511,000	63,070,853
		380,380,847	HEALTH CARE EQUIPMENT & SUPPLIES — 0.3%
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.9%			Beckman Coulter, Inc.,
Annaly Capital			2.50%, 12/15/36	16,697,000	18,784,125
Management, Inc.	3,150,200	54,120,436	HEALTH CARE PROVIDERS & SERVICES — 1.1%
SEMICONDUCTORS & SEMICONDUCTOR			Lincare Holdings, Inc.,
EQUIPMENT — 1.1%			2.75%, 11/1/37	59,000,000	68,292,500
Applied Materials, Inc.	3,045,246	41,049,916	HOUSEHOLD DURABLES — 0.4%
Microchip Technology, Inc.	1,000,000	28,160,000	Deutsche Bank AG,
		69,209,916	(convertible into Toll
SPECIALTY RETAIL — 1.8%			Brothers, Inc.),
			15.67%, 6/11/10(2)(3)	655,000	12,825,883
Lowe’s Cos., Inc.	3,322,300	80,532,552	Deutsche Bank AG,
Sherwin-Williams Co. (The)	469,400	31,768,992	(convertible into Toll
		112,301,544	Brothers, Inc.),
THRIFTS & MORTGAGE FINANCE — 0.8%			12.05%, 7/29/10(2)(3)	600,000	11,968,500
Hudson City Bancorp., Inc.	1,800,000	25,488,000			24,794,383
People’s United			INSURANCE — 0.7%
Financial, Inc.	1,610,000	25,180,400	BNP Paribas,
		50,668,400	(convertible into Aon Corp.),
			4.55%, 5/4/10(2)(3)	640,000	26,928,000
TOTAL COMMON STOCKS
(Cost $3,963,429,430)		4,567,425,871	Morgan Stanley,
			(convertible into Marsh
			& McLennan Cos., Inc.),
			8.20%, 6/10/10(2)(3)	725,000	17,200,625
					44,128,625

Equity Income

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
IT SERVICES — 1.3%			SPECIALTY RETAIL — 0.6%
DST Systems, Inc., VRN,			Best Buy Co., Inc.,
3.625%, 8/15/23	$ 77,000,000	$ 79,887,500	2.25%, 1/15/22	$ 22,497,000	$ 25,196,640
METALS & MINING — 1.0%			BNP Paribas, (convertible
Newmont Mining Corp.,			into Gap, Inc. (The)), 6.79%,
3.00%, 2/15/12	50,000,000	63,562,500	8/10/10(2)(3)	530,000	11,389,700
OIL, GAS & CONSUMABLE FUELS — 1.1%					36,586,340
Peabody Energy Corp.,			TOTAL CONVERTIBLE BONDS
4.75%, 12/15/41	67,000,000	72,862,500	(Cost $1,214,656,240)		1,342,621,712
REAL ESTATE INVESTMENT TRUSTS (REITs) — 5.6%			Convertible Preferred Stocks — 3.9%
Annaly Capital Management,			DIVERSIFIED FINANCIAL SERVICES — 3.9%
Inc., 4.00%, 2/15/15	55,012,000	56,043,475	Bank of America Corp.,
Host Hotels & Resorts LP,			7.25%, 12/31/49(4)
3.25%, 4/15/24(2)	105,600,000	108,504,000	(Cost $185,303,843)	252,200	245,895,000
Host Hotels & Resorts LP,
2.50%, 10/15/29(2)	47,000,000	57,222,500	Preferred Stocks — 0.1%
Rayonier TRS Holdings, Inc.,			REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.1%
3.75%, 10/15/12	55,028,000	60,324,445	Public Storage,
Rayonier TRS Holdings, Inc.,			7.50%, 5/7/10(4)
4.50%, 8/15/15(2)	38,975,000	46,282,812	(Cost $7,223,942)	330,522	8,329,155
Reckson Operating			Temporary Cash Investments — 0.4%
Partnership LP, 4.00%,
6/15/25	24,000,000	23,940,000	FHLB Discount Notes,
			0.001%, 4/1/10(5)	$ 24,500,000	24,500,000
		352,317,232	JPMorgan U.S. Treasury
SEMICONDUCTORS & SEMICONDUCTOR			Plus Money Market Fund
EQUIPMENT — 3.0%			Agency Shares	31,029	31,029
Intel Corp., 2.95%, 12/15/35	138,004,000	136,106,445	TOTAL TEMPORARY
Linear Technology Corp.,			CASH INVESTMENTS
3.125%, 5/1/27	34,970,000	35,232,275	(Cost $24,531,029)		24,531,029
Verigy Ltd.,			TOTAL INVESTMENT
5.25%, 7/15/14(2)	18,000,000	20,070,000	SECURITIES — 98.2%
		191,408,720	(Cost $5,395,144,484)		6,188,802,767
SOFTWARE — 0.4%			OTHER ASSETS
Sybase, Inc.,			AND LIABILITIES — 1.8%		111,547,780
3.50%, 8/15/29(2)	20,588,000	24,628,395	TOTAL NET ASSETS — 100.0%		$6,300,350,547

Equity Income

Forward Foreign Currency Exchange Contracts
	Contracts to Sell		Settlement Date	Value	Unrealized Gain (Loss)
	6,726,600	CAD for USD	4/30/10	$ 6,622,951	$ (15,591)
	112,957,802	EUR for USD	4/30/10	152,566,455	(490,237)
	21,666,041	GBP for USD	4/30/10	32,874,606	(433,176)
	1,102,365,000	JPY for USD	4/30/10	11,792,890	110,928
				$203,856,902	$(828,076)
(Value on Settlement Date $203,028,826)

Notes to Schedule of Investments
CAD = Canadian Dollar
CVA = Certificaten Van Aandelen
EUR = Euro
FHLB = Federal Home Loan Bank
GBP = British Pound
JPY = Japanese Yen
USD = United States Dollar
VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

(1)	Affiliated Company: the fund’s holding represents ownership of 5% or more of the voting securities of the company; therefore, the company is
	affiliated as defined in the Investment Company Act of 1940.
(2)	Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or
	exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was
	$360,420,842, which represented 5.7% of total net assets.
(3)	Equity-linked debt security. The aggregated value of these securities at the period end, was $96,953,135, which represented 1.5% of total
	net assets.
(4)	Perpetual security. These securities do not have a predetermined maturity date. The coupon rates are fixed for a period of time and may be
	structured to adjust thereafter. Interest reset or next call date is indicated, as applicable.
(5)	The rate indicated is the yield to maturity at purchase.

Industry classifications are unaudited.

See Notes to Financial Statements.

Value

MARCH 31, 2010

	Shares	Value		Shares	Value
Common Stocks — 99.0%			COMPUTERS & PERIPHERALS — 1.6%
AEROSPACE & DEFENSE — 0.6%			Diebold, Inc.	359,120	$ 11,405,651
Boeing Co. (The)	34,190	$ 2,482,536	Hewlett-Packard Co.	287,460	15,278,499
Northrop Grumman Corp.	118,840	7,792,339			26,684,150
		10,274,875	CONSTRUCTION MATERIALS — 0.3%
AIR FREIGHT & LOGISTICS — 1.4%			Vulcan Materials Co.	110,720	5,230,413
United Parcel Service, Inc.,			CONTAINERS & PACKAGING — 0.5%
Class B	360,900	23,245,569	Bemis Co., Inc.	265,010	7,611,087
AIRLINES — 0.1%			DISTRIBUTORS — 1.3%
Southwest Airlines Co.	125,210	1,655,276	Genuine Parts Co.	489,340	20,669,722
AUTOMOBILES — 1.4%			DIVERSIFIED — 0.6%
Honda Motor Co. Ltd.	175,900	6,208,899	iShares Russell 3000
Toyota Motor Corp.	408,300	16,355,584	Value Index Fund	127,110	10,177,698
		22,564,483	DIVERSIFIED FINANCIAL SERVICES — 4.4%
BEVERAGES — 0.8%			Bank of America Corp.	870,360	15,535,926
PepsiCo, Inc.	195,470	12,932,295	JPMorgan Chase & Co.	1,157,280	51,788,280
CAPITAL MARKETS — 5.5%			McGraw-Hill Cos., Inc. (The)	133,150	4,746,797
AllianceBernstein Holding LP	419,130	12,850,526			72,071,003
			DIVERSIFIED TELECOMMUNICATION
Ameriprise Financial, Inc.	137,350	6,230,196	SERVICES — 4.5%
Bank of New York			AT&T, Inc.	2,127,990	54,987,262
Mellon Corp. (The)	307,040	9,481,395
Goldman Sachs			BCE, Inc.	162,180	4,766,478
Group, Inc. (The)	85,230	14,542,795	Verizon
Invesco Ltd.	224,080	4,909,593	Communications, Inc.	435,880	13,520,997
Morgan Stanley	326,020	9,549,126			73,274,737
Northern Trust Corp.	342,610	18,932,629	ELECTRIC UTILITIES — 3.7%
			American Electric
State Street Corp.	265,490	11,984,218	Power Co., Inc.	244,080	8,342,654
		88,480,478	IDACORP, Inc.	467,540	16,186,235
CHEMICALS — 1.0%			Southern Co.	250,270	8,298,953
E.I. du Pont			Westar Energy, Inc.	1,197,600	26,706,480
de Nemours & Co.	426,590	15,886,212
COMMERCIAL BANKS — 2.2%					59,534,322
Commerce Bancshares, Inc.	134,870	5,548,552	ELECTRICAL EQUIPMENT — 1.8%
PNC Financial Services			Emerson Electric Co.	91,140	4,587,988
Group, Inc.	80,610	4,812,417	Hubbell, Inc., Class B	474,250	23,916,427
U.S. Bancorp.	956,820	24,762,501			28,504,415
		35,123,470	ELECTRONIC EQUIPMENT,
COMMERCIAL SERVICES & SUPPLIES — 2.5%			INSTRUMENTS & COMPONENTS — 1.5%
Avery Dennison Corp.	163,270	5,944,661	Molex, Inc.	734,050	15,312,283
Pitney Bowes, Inc.	165,170	4,038,406	Tyco Electronics Ltd.	318,470	8,751,556
Republic Services, Inc.	645,190	18,723,414			24,063,839
Waste Management, Inc.	335,740	11,559,528	ENERGY EQUIPMENT & SERVICES — 1.0%
		40,266,009	Baker Hughes, Inc.	85,900	4,023,556
COMMUNICATIONS EQUIPMENT — 0.3%			BJ Services Co.	168,690	3,609,966
Nokia Oyj ADR	106,250	1,651,125	Schlumberger Ltd.	136,410	8,656,579
QUALCOMM, Inc.	97,150	4,079,328			16,290,101
		5,730,453

Value

	Shares	Value		Shares	Value
FOOD & STAPLES RETAILING — 1.7%			INSURANCE — 8.2%
Casey’s General Stores, Inc.	89,150	$ 2,799,310	Allstate Corp. (The)	367,430	$ 11,871,663
CVS Caremark Corp.	272,980	9,980,149	Aon Corp.	240,050	10,252,535
Wal-Mart Stores, Inc.	280,750	15,609,700	Berkshire Hathaway, Inc.,
		28,389,159	Class A(1)	260	31,668,000
FOOD PRODUCTS — 4.6%			Chubb Corp. (The)	245,870	12,748,360
Campbell Soup Co.	404,890	14,312,862	Marsh & McLennan
ConAgra Foods, Inc.	393,020	9,853,011	Cos., Inc.	1,767,290	43,157,222
H.J. Heinz Co.	278,360	12,696,000	Transatlantic Holdings, Inc.	133,310	7,038,768
Kraft Foods, Inc., Class A	852,350	25,775,064	Travelers Cos., Inc. (The)	295,070	15,916,076
Unilever NV CVA	392,570	11,874,381			132,652,624
		74,511,318	IT SERVICES — 0.6%
			Automatic Data
HEALTH CARE EQUIPMENT & SUPPLIES — 2.4%			Processing, Inc.	220,380	9,800,299
Beckman Coulter, Inc.	271,270	17,035,756	MEDIA — 0.4%
Boston Scientific Corp.(1)	1,436,220	10,369,508	Walt Disney Co. (The)	191,020	6,668,508
CareFusion Corp.(1)	43,650	1,153,670	METALS & MINING — 0.7%
Zimmer Holdings, Inc.(1)	182,060	10,777,952	Barrick Gold Corp.	131,610	5,045,927
		39,336,886	Newmont Mining Corp.	124,860	6,359,120
HEALTH CARE PROVIDERS & SERVICES — 1.6%					11,405,047
Aetna, Inc.	178,340	6,261,517	MULTILINE RETAIL — 0.7%
Cardinal Health, Inc.	67,330	2,425,900	Target Corp.	201,750	10,612,050
CIGNA Corp.	74,110	2,710,944	MULTI-UTILITIES — 2.3%
LifePoint Hospitals, Inc.(1)	230,860	8,491,031	PG&E Corp.	215,160	9,127,087
UnitedHealth Group, Inc.	183,210	5,985,471	Wisconsin Energy Corp.	377,190	18,636,958
		25,874,863	Xcel Energy, Inc.	465,040	9,858,848
HOTELS, RESTAURANTS & LEISURE — 1.7%					37,622,893
Hyatt Hotels Corp.,			OIL, GAS & CONSUMABLE FUELS — 16.4%
Class A(1)	73,950	2,881,092
			Apache Corp.	47,790	4,850,685
International Speedway			Chevron Corp.	679,870	51,554,542
Corp., Class A	549,040	14,148,761
Speedway Motorsports, Inc.	644,162	10,055,369	ConocoPhillips	270,510	13,841,997
		27,085,222	Devon Energy Corp.	296,720	19,117,670
HOUSEHOLD DURABLES — 0.7%			EQT Corp.	424,700	17,412,700
			Exxon Mobil Corp.	1,257,880	84,252,802
Toll Brothers, Inc.(1)	259,880	5,405,504
			Imperial Oil Ltd.	321,070	12,401,493
Whirlpool Corp.	62,570	5,459,232
			Total SA	754,360	43,791,305
		10,864,736
			Valero Energy Corp.	141,680	2,791,096
HOUSEHOLD PRODUCTS — 2.2%
			XTO Energy, Inc.	333,090	15,715,186
Kimberly-Clark Corp.	435,470	27,382,354
					265,729,476
Procter & Gamble Co. (The)	139,530	8,828,063
			PAPER & FOREST PRODUCTS — 0.3%
		36,210,417
			Weyerhaeuser Co.	96,020	4,346,825
INDUSTRIAL CONGLOMERATES — 3.4%
			PHARMACEUTICALS — 6.7%
3M Co.	59,220	4,949,015
			Bristol-Myers Squibb Co.	292,610	7,812,687
General Electric Co.	2,756,910	50,175,762
			Eli Lilly & Co.	383,230	13,880,591
		55,124,777
			Johnson & Johnson	419,350	27,341,620
			Merck & Co., Inc.	443,160	16,552,026
			Pfizer, Inc.	2,513,550	43,107,382
					108,694,306

Value

	Shares	Value		Shares	Value
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.9%			Temporary Cash Investments — 1.2%
Boston Properties, Inc.	51,970	$ 3,920,617	JPMorgan U.S. Treasury
Host Hotels & Resorts, Inc.	530,000	7,764,500	Plus Money Market Fund
Public Storage	40,600	3,734,794	Agency Shares	58,100	$ 58,100
		15,419,911	Repurchase Agreement, Bank of America
ROAD & RAIL — 0.9%			Securities, LLC, (collateralized by various
			U.S. Treasury obligations, 3.125%, 1/31/17,
Heartland Express, Inc.	400,090	6,601,485	valued at $19,757,579), in a joint trading
Union Pacific Corp.	110,940	8,131,902	account at 0.01%, dated 3/31/10, due
		14,733,387	4/1/10 (Delivery value $19,300,005)		19,300,000
SEMICONDUCTORS & SEMICONDUCTOR			TOTAL TEMPORARY
EQUIPMENT — 2.5%			CASH INVESTMENTS
Applied Materials, Inc.	1,206,040	16,257,419	(Cost $19,358,100)		19,358,100
Intel Corp.	758,150	16,876,419	TOTAL INVESTMENT
			SECURITIES — 100.2%
KLA-Tencor Corp.	126,980	3,926,222	(Cost $1,505,602,382)		1,626,000,563
Texas Instruments, Inc.	167,080	4,088,447	OTHER ASSETS
		41,148,507	AND LIABILITIES — (0.2)%		(3,459,260)
SPECIALTY RETAIL — 2.5%			TOTAL NET ASSETS — 100.0%		$1,622,541,303
Lowe’s Cos., Inc.	1,384,490	33,560,037
PetSmart, Inc.	222,580	7,113,657
		40,673,694
THRIFTS & MORTGAGE FINANCE — 0.6%
Hudson City Bancorp., Inc.	668,570	9,466,951
TOTAL COMMON STOCKS
(Cost $1,486,244,282)		1,606,642,463

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Settlement Date	Value	Unrealized Gain (Loss)
14,716,515	CAD for USD	4/30/10	$14,489,751	$ (35,295)
34,710,643	EUR for USD	4/30/10	46,881,930	(150,644)
1,582,141,125	JPY for USD	4/30/10	16,925,443	159,207
			$78,297,124	$ (26,732)
(Value on Settlement Date $78,270,392)

Notes to Schedule of Investments
ADR = American Depositary Receipt
CAD = Canadian Dollar
CVA = Certificaten Van Aandelen
EUR = Euro
JPY = Japanese Yen
USD = United States Dollar
(1) Non-income producing.

Industry classifications are unaudited.

See Notes to Financial Statements.

Large Company Value

MARCH 31, 2010

	Shares	Value		Shares	Value
Common Stocks — 97.5%			DIVERSIFIED FINANCIAL SERVICES — 7.8%
AEROSPACE & DEFENSE — 2.6%			Bank of America Corp.	2,481,600	$ 44,296,560
			Citigroup, Inc.(1)	1,685,800	6,827,490
Honeywell International, Inc.	255,000	$ 11,543,850
Lockheed Martin Corp.	82,400	6,857,328	JPMorgan Chase & Co.	1,077,700	48,227,075
Northrop Grumman Corp.	217,800	14,281,146			99,351,125
		32,682,324	DIVERSIFIED TELECOMMUNICATION
			SERVICES — 6.0%
BEVERAGES — 1.3%			AT&T, Inc.	1,700,400	43,938,336
Coca-Cola Co. (The)	306,000	16,830,000	CenturyTel, Inc.	137,800	4,886,388
BIOTECHNOLOGY — 0.8%			Verizon
Amgen, Inc.(1)	117,400	7,015,824	Communications, Inc.	895,000	27,762,900
Gilead Sciences, Inc.(1)	66,800	3,038,064			76,587,624
		10,053,888	ELECTRIC UTILITIES — 2.2%
CAPITAL MARKETS — 4.0%			Exelon Corp.	352,400	15,438,644
Ameriprise Financial, Inc.	185,600	8,418,816	PPL Corp.	436,700	12,100,957
Bank of New York					27,539,601
Mellon Corp. (The)	368,100	11,366,928	ENERGY EQUIPMENT & SERVICES — 1.9%
Goldman Sachs			Baker Hughes, Inc.	122,900	5,756,636
Group, Inc. (The)	123,100	21,004,553
			Diamond Offshore
Morgan Stanley	339,500	9,943,955	Drilling, Inc.	35,100	3,117,231
		50,734,252	National Oilwell Varco, Inc.	233,900	9,491,662
CHEMICALS — 2.1%			Transocean Ltd.(1)	63,200	5,459,216
E.I. du Pont					23,824,745
de Nemours & Co.	417,800	15,558,872
PPG Industries, Inc.	167,700	10,967,580	FOOD & STAPLES RETAILING — 3.2%
		26,526,452	Kroger Co. (The)	364,000	7,884,240
COMMERCIAL BANKS — 4.3%			SYSCO Corp.	246,500	7,271,750
PNC Financial Services			Walgreen Co.	318,000	11,794,620
Group, Inc.	162,900	9,725,130	Wal-Mart Stores, Inc.	252,200	14,022,320
U.S. Bancorp.	662,900	17,155,852			40,972,930
Wells Fargo & Co.	875,300	27,239,336	FOOD PRODUCTS — 1.2%
		54,120,318	Kraft Foods, Inc., Class A	314,300	9,504,432
COMMERCIAL SERVICES & SUPPLIES — 1.7%			Unilever NV
Avery Dennison Corp.	125,900	4,584,019	New York Shares	200,800	6,056,128
Pitney Bowes, Inc.	194,500	4,755,525			15,560,560
R.R. Donnelley & Sons Co.	259,200	5,533,920	HEALTH CARE EQUIPMENT & SUPPLIES — 0.4%
Waste Management, Inc.	179,700	6,187,071	Medtronic, Inc.	114,500	5,155,935
		21,060,535	HEALTH CARE PROVIDERS & SERVICES — 1.5%
COMMUNICATIONS EQUIPMENT — 0.7%			Aetna, Inc.	188,500	6,618,235
Cisco Systems, Inc.(1)	359,000	9,344,770	Quest Diagnostics, Inc.	65,400	3,812,166
			WellPoint, Inc.(1)	124,900	8,041,062
COMPUTERS & PERIPHERALS — 1.2%
Hewlett-Packard Co.	278,000	14,775,700			18,471,463
CONSTRUCTION & ENGINEERING — 0.3%			HOTELS, RESTAURANTS & LEISURE — 0.5%
Shaw Group, Inc. (The)(1)	104,300	3,590,006	Darden Restaurants, Inc.	72,300	3,220,242
			Starbucks Corp.(1)	131,600	3,193,932
DIVERSIFIED CONSUMER SERVICES — 0.4%
H&R Block, Inc.	266,400	4,741,920			6,414,174

Large Company Value

	Shares	Value		Shares	Value
HOUSEHOLD DURABLES — 0.6%			OFFICE ELECTRONICS — 0.4%
Newell Rubbermaid, Inc.	470,500	$ 7,151,600	Xerox Corp.	469,200	$ 4,574,700
HOUSEHOLD PRODUCTS — 0.5%			OIL, GAS & CONSUMABLE FUELS — 15.8%
Clorox Co.	104,400	6,696,216	Apache Corp.	139,600	14,169,400
INDEPENDENT POWER PRODUCERS			Chevron Corp.	579,700	43,958,651
& ENERGY TRADERS — 0.2%			ConocoPhillips	657,000	33,618,690
NRG Energy, Inc.(1)	145,500	3,040,950	Devon Energy Corp.	112,000	7,216,160
INDUSTRIAL CONGLOMERATES — 4.4%			Exxon Mobil Corp.	919,000	61,554,620
General Electric Co.	2,719,200	49,489,440	Occidental Petroleum Corp.	177,600	15,014,304
Tyco International Ltd.	177,300	6,781,725	Royal Dutch Shell plc, Class
		56,271,165	A ADR	358,100	20,719,666
INSURANCE — 4.8%			Valero Energy Corp.	193,900	3,819,830
Allstate Corp. (The)	325,800	10,526,598			200,071,321
Chubb Corp. (The)	208,700	10,821,095	PAPER & FOREST PRODUCTS — 0.4%
Loews Corp.	176,900	6,594,832	International Paper Co.	222,400	5,473,264
Principal Financial			PHARMACEUTICALS — 8.8%
Group, Inc.	238,400	6,963,664	Abbott Laboratories	211,600	11,147,088
Torchmark Corp.	143,800	7,694,738	Eli Lilly & Co.	210,500	7,624,310
Travelers Cos., Inc. (The)	251,600	13,571,304	Johnson & Johnson	362,000	23,602,400
XL Capital Ltd., Class A	210,400	3,976,560	Merck & Co., Inc.	680,800	25,427,880
		60,148,791	Pfizer, Inc.	2,581,100	44,265,865
IT SERVICES — 1.5%					112,067,543
Fiserv, Inc.(1)	97,900	4,969,404	REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.6%
International Business			Simon Property Group, Inc.	86,900	7,290,910
Machines Corp.	110,900	14,222,925	SEMICONDUCTORS & SEMICONDUCTOR
		19,192,329	EQUIPMENT — 1.1%
MACHINERY — 1.3%			Applied Materials, Inc.	304,700	4,107,356
Dover Corp.	148,200	6,928,350	Intel Corp.	460,200	10,244,052
Ingersoll-Rand plc	284,300	9,913,541			14,351,408
		16,841,891	SOFTWARE — 2.3%
MEDIA — 4.5%			Activision Blizzard, Inc.	354,100	4,270,446
CBS Corp., Class B	553,300	7,713,002	Microsoft Corp.	488,200	14,289,614
Comcast Corp., Class A	759,100	14,286,262	Oracle Corp.	431,300	11,080,097
Time Warner Cable, Inc.	153,100	8,161,761			29,640,157
Time Warner, Inc.	479,800	15,003,346	SPECIALTY RETAIL — 2.3%
Viacom, Inc., Class B(1)	329,100	11,314,458	Best Buy Co., Inc.	121,800	5,181,372
		56,478,829	Gap, Inc. (The)	190,000	4,390,900
METALS & MINING — 0.8%			Home Depot, Inc. (The)	457,100	14,787,185
Freeport-McMoRan			Staples, Inc.	225,600	5,276,784
Copper & Gold, Inc.	11,200	935,648			29,636,241
Nucor Corp.	209,800	9,520,724	TEXTILES, APPAREL & LUXURY GOODS — 0.5%
		10,456,372	VF Corp.	83,200	6,668,480
MULTILINE RETAIL — 0.9%			TOBACCO — 1.0%
Kohl’s Corp.(1)	120,100	6,579,078	Altria Group, Inc.	413,600	8,487,072
Macy’s, Inc.	221,000	4,811,170	Lorillard, Inc.	48,200	3,626,568
		11,390,248			12,113,640
MULTI-UTILITIES — 0.7%			TOTAL COMMON STOCKS
PG&E Corp.	209,000	8,865,780	(Cost $1,095,102,905)		1,236,760,157

Large Company Value

	Shares	Value
Temporary Cash Investments —
Segregated For Futures
Contracts — 1.5%
Repurchase Agreement, Bank of America
Securities, LLC, (collateralized by various
U.S. Treasury obligations, 3.125%, 1/31/17,
valued at $19,383,925), in a joint trading
account at 0.01%, dated 3/31/10, due
4/1/10 (Delivery value $18,935,005)
(Cost $18,935,000)		$ 18,935,000

Temporary Cash Investments — 0.7%
JPMorgan U.S. Treasury
Plus Money Market Fund
Agency Shares	97,196	97,196
Repurchase Agreement, Bank of America
Securities, LLC, (collateralized by various
U.S. Treasury obligations, 3.125%, 1/31/17,
valued at $8,665,694), in a joint trading
account at 0.01%, dated 3/31/10, due
4/1/10 (Delivery value $8,465,002)		8,465,000
TOTAL TEMPORARY
CASH INVESTMENTS
(Cost $8,562,196)		8,562,196
TOTAL INVESTMENT
SECURITIES — 99.7%
(Cost $1,122,600,101)		1,264,257,353
OTHER ASSETS AND
LIABILITIES — 0.3%		3,905,383
TOTAL NET ASSETS — 100.0%		$1,268,162,736

Futures Contracts
		Underlying Face
Contracts Purchased	Expiration Date	Amount at Value	Unrealized Gain (Loss)
325 S&P 500 E-Mini Futures	June 2010	$18,934,500	$233,041

Notes to Schedule of Investments
ADR = American Depositary Receipt
(1) Non-income producing.

Industry classifications are unaudited.

See Notes to Financial Statements.

Statement of Assets and Liabilities

MARCH 31, 2010
			Large
	Equity Income	Value	Company Value
Assets
Investment securities — unaffiliated, at value (cost of
$5,326,316,281, $1,505,602,382 and $1,122,600,101, respectively)	$6,101,980,678	$1,626,000,563	$1,264,257,353
Investment securities — affiliated, at value (cost of $68,828,203,
$–and $–, respectively)	86,822,089	—	—
Total investment securities, at value (cost of $5,395,144,484,
$1,505,602,382 and $1,122,600,101, respectively)	6,188,802,767	1,626,000,563	1,264,257,353
Cash	16,741	—	—
Foreign currency holdings, at value (cost of $853,079, $– and $–,
respectively)	855,421	—	—
Deposits at broker for futures contracts	—	—	1,462,500
Receivable for investments sold	145,584,145	2,437,351	—
Receivable for capital shares sold	10,847,872	1,104,126	2,786,814
Receivable for forward foreign currency exchange contracts	110,928	159,207	—
Dividends and interest receivable	28,200,588	3,449,743	1,843,768
	6,374,418,462	1,633,150,990	1,270,350,435

Liabilities
Payable for investments purchased	62,375,622	6,022,312	—
Payable for capital shares redeemed	5,374,777	3,034,748	1,193,124
Payable for forward foreign currency exchange contracts	939,004	185,939	—
Payable for variation margin on futures contracts	—	—	68,250
Accrued management fees	4,888,662	1,330,572	858,618
Distribution fees payable	123,330	6,577	14,626
Service fees (and distribution fees — A Class and R Class) payable	366,520	29,539	53,081
	74,067,915	10,609,687	2,187,699
Net Assets	$6,300,350,547	$1,622,541,303	$1,268,162,736

See Notes to Financial Statements.

MARCH 31, 2010
			Large
	Equity Income	Value	Company Value
Net Assets Consist of:
Capital (par value and paid-in surplus)	$ 6,704,677,053	$2,077,827,233	$1,631,393,642
Undistributed net investment income	10,254,950	2,725,069	—
Accumulated net realized loss on investment
and foreign currency transactions	(1,207,419,323)	(578,382,033)	(505,121,199)
Net unrealized appreciation on investments and translation
of assets and liabilities in foreign currencies	792,837,867	120,371,034	141,890,293
	$ 6,300,350,547	$1,622,541,303	$1,268,162,736

Investor Class, $0.01 Par Value
Net assets	$3,829,492,495	$1,274,063,068	$786,992,390
Shares outstanding	566,112,182	235,938,049	150,129,812
Net asset value per share	$6.76	$5.40	$5.24

Institutional Class, $0.01 Par Value
Net assets	$792,024,259	$214,112,484	$243,190,345
Shares outstanding	117,037,959	39,613,043	46,378,285
Net asset value per share	$6.77	$5.41	$5.24

A Class, $0.01 Par Value
Net assets	$1,385,436,017	$119,362,692	$200,408,396
Shares outstanding	204,799,090	22,115,079	38,237,503
Net asset value per share	$6.76	$5.40	$5.24
Maximum offering price (net asset value divided by 0.9425)	$7.17	$5.73	$5.56

B Class, $0.01 Par Value
Net assets	$7,383,061	$3,182,022	$5,661,660
Shares outstanding	1,089,951	589,817	1,076,741
Net asset value per share	$6.77	$5.39	$5.26

C Class, $0.01 Par Value
Net assets	$193,776,074	$7,293,723	$17,210,807
Shares outstanding	28,634,847	1,362,518	3,283,112
Net asset value per share	$6.77	$5.35	$5.24

R Class, $0.01 Par Value
Net assets	$92,238,641	$4,527,314	$14,699,138
Shares outstanding	13,661,562	838,202	2,802,831
Net asset value per share	$6.75	$5.40	$5.24

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED MARCH 31, 2010
			Large
	Equity Income	Value	Company Value
Investment Income (Loss)
Income:
Dividends (including $8,738,439 from affiliates
in Equity Income and net of foreign taxes withheld
of $2,410,714, $458,053 and $76, respectively)	$ 174,012,165	$ 42,291,026	$ 33,685,095
Interest	37,062,424	24,633	44,568
	211,074,589	42,315,659	33,729,663
Expenses:
Management fees	51,069,548	13,959,185	9,846,147
Distribution fees:
B Class	41,481	22,989	43,260
C Class	1,121,730	49,692	135,998
Service fees:
B Class	13,827	7,663	14,420
C Class	373,910	16,564	45,333
Distribution and service fees:
A Class	2,798,712	255,524	485,436
R Class	336,212	18,418	65,783
Directors’ fees and expenses	250,304	56,489	54,770
Other expenses	286	17	40
	56,006,010	14,386,541	10,691,187
Net investment income (loss)	155,068,579	27,929,118	23,038,476

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (including $(1,076,539)
from affiliates in Equity Income)	235,322,854	2,653,853	(90,386,312)
Foreign currency transactions	(5,894,139)	(2,459,892)	—
Futures contract transactions	—	2,017,808	21,290,711
	229,428,715	2,211,769	(69,095,601)

Change in net unrealized appreciation (depreciation) on:
Investments	918,795,741	479,207,684	504,422,717
Translation of assets and liabilities in foreign currencies	(1,364,242)	(147,332)	—
Futures contracts	—	—	(4,158,514)
	917,431,499	479,060,352	500,264,203

Net realized and unrealized gain (loss)	1,146,860,214	481,272,121	431,168,602

Net Increase (Decrease) in Net Assets
Resulting from Operations	$1,301,928,793	$509,201,239	$454,207,078

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2010 AND MARCH 31, 2009
	Equity Income		Value
Increase (Decrease) in Net Assets	2010	2009	2010	2009
Operations
Net investment income (loss)	$ 155,068,579	$ 155,553,464	$ 27,929,118	$ 44,173,650
Net realized gain (loss)	229,428,715	(1,038,472,929)	2,211,769	(307,533,855)
Change in net unrealized
appreciation (depreciation)	917,431,499	(304,301,554)	479,060,352	(350,470,048)
Net increase (decrease) in net assets
resulting from operations	1,301,928,793	(1,187,221,019)	509,201,239	(613,830,253)

Distributions to Shareholders
From net investment income:
Investor Class	(91,538,788)	(116,479,871)	(22,506,189)	(35,722,719)
Institutional Class	(18,672,015)	(18,736,225)	(2,883,160)	(5,401,338)
A Class	(27,339,571)	(27,423,419)	(1,666,471)	(3,179,752)
B Class	(92,764)	(28,307)	(29,104)	(67,375)
C Class	(2,474,684)	(2,668,345)	(63,174)	(136,824)
R Class	(1,479,300)	(1,185,911)	(49,343)	(44,354)
Decrease in net assets from distributions	(141,597,122)	(166,522,078)	(27,197,441)	(44,552,362)

Capital Share Transactions
Net increase (decrease) in net assets from
capital share transactions	794,999,912	389,430,888	(52,291,998)	(374,420,582)

Net increase (decrease) in net assets	1,955,331,583	(964,312,209)	429,711,800	(1,032,803,197)

Net Assets
Beginning of period	4,345,018,964	5,309,331,173	1,192,829,503	2,225,632,700
End of period	$6,300,350,547	$ 4,345,018,964	$1,622,541,303	$ 1,192,829,503

Undistributed net investment income	$10,254,950	$2,025,950	$2,725,069	$1,593,245

See Notes to Financial Statements.

YEARS ENDED MARCH 31, 2010 AND MARCH 31, 2009
	Large Company Value
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$ 23,038,476	$ 43,729,282
Net realized gain (loss)	(69,095,601)	(434,126,077)
Change in net unrealized appreciation (depreciation)	500,264,203	(467,530,642)
Net increase (decrease) in net assets resulting from operations	454,207,078	(857,927,437)

Distributions to Shareholders
From net investment income:
Investor Class	(13,895,896)	(24,087,668)
Institutional Class	(5,761,662)	(12,985,767)
A Class	(3,184,128)	(6,318,876)
B Class	(49,293)	(146,748)
C Class	(153,902)	(528,933)
R Class	(183,617)	(299,117)
From net realized gains:
Investor Class	—	(12,476,507)
Institutional Class	—	(6,638,027)
A Class	—	(3,841,488)
B Class	—	(121,562)
C Class	—	(435,919)
R Class	—	(202,323)
Decrease in net assets from distributions	(23,228,498)	(68,082,935)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(202,619,467)	(280,606,732)

Net increase (decrease) in net assets	228,359,113	(1,206,617,104)

Net Assets
Beginning of period	1,039,803,623	2,246,420,727
End of period	$1,268,162,736	$1,039,803,623

See Notes to Financial Statements.

Notes to Financial Statements

MARCH 31, 2010

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Equity Income Fund (Equity Income), Value Fund (Value) and Large Company Value Fund (Large Company Value) (collectively, the funds) are three funds in a series issued by the corporation. The funds are diversified under the 1940 Act. Equity Income’s investment objective is to seek current income; capital appreciation is a secondary objective. Equity Income pursues its investment objective by investing in securities of companies with a favorable income-paying history that have prospects for income payments to continue or increase. Value and Large Company Value’s investment objective is to seek long-term capital growth; income is a secondary objective. Value and Large Company Value pursue their investment objective by investing in stocks of companies that management believes to be undervalued at the time of purchase. Value invests in companies with small, medium, and large market capitalization and Large Company Value invests in companies with larger market capitalization. The following is a summary of the funds’ significant accounting policies.

Multiple Class — The funds are authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of each fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the funds to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Equity-Linked Debt and Linked-Equity Securities — The funds may invest in hybrid equity securities, which usually convert into common stock at a date predetermined by the issuer. These securities generally offer a higher dividend yield than that of the common stock to which the security is linked. These instruments are issued by a company other than the one to which the security is linked and carry the credit of the issuer, not that of the underlying common stock. The securities’ appreciation is limited based on a predetermined final cap price at the date of the conversion. Risks of investing in these securities include, but are not limited to, a set time to capture the yield advantage, limited appreciation potential, decline in value of the underlying stock, and failure of the issuer to pay dividends or to deliver common stock at maturity.

Foreign Currency Translations —All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The funds may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of net realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Repurchase Agreements — The funds may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is each fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The funds are no longer subject to examination by tax authorities for years prior to 2007. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — In preparing the financial statements, management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of managing and operating the funds, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account each fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule for Equity Income ranges from 0.80% to 1.00% for the Investor Class, A Class, B Class, C Class and R Class. The annual management fee schedule for Value ranges from 0.85% to 1.00% for the Investor Class, A Class, B Class, C Class and R Class. The annual management fee schedule for Large Company Value ranges from 0.70% to 0.90% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class of each fund is 0.20% less at each point within the range.

The effective annual management fee for each class of each fund for the year ended March 31, 2010, was as follows:

	Investor, A, B, C & R	Institutional
Equity Income	0.97%	0.77%
Value	1.00%	0.80%
Large Company Value	0.84%	0.64%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and the C Class will each pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2010, are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The funds are eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The funds have a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the funds. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Investment transactions, excluding short-term investments, for the year ended March 31, 2010, were as follows:

	Equity Income	Value	Large Company Value
Purchases	$ 5,920,696,270	$ 851,540,330	$ 292,686,697
Sales	$ 5,391,040,053	$ 900,644,745	$ 427,426,100

4. Capital Share Transactions

Transactions in shares of the funds were as follows:

	Year ended March 31, 2010		Year ended March 31, 2009
	Shares	Amount	Shares	Amount
Equity Income
Investor Class/Shares Authorized	1,800,000,000		1,500,000,000
Sold	169,677,002	$1,047,154,389	144,479,407	$ 866,731,526
Issued in reinvestment of distributions	13,016,992	82,056,572	17,100,135	107,601,292
Redeemed	(154,423,129)	(955,914,532)	(133,115,506)	(842,860,297)
	28,270,865	173,296,429	28,464,036	131,472,521
Institutional Class/Shares Authorized	350,000,000		240,000,000
Sold	47,822,155	296,483,471	40,221,176	248,521,793
Issued in reinvestment of distributions	2,654,543	16,791,045	2,911,495	18,133,861
Redeemed	(26,155,585)	(159,873,283)	(18,314,225)	(117,878,477)
	24,321,113	153,401,233	24,818,446	148,777,177
A Class/Shares Authorized	600,000,000		475,000,000
Sold	107,205,616	663,509,713	62,666,044	374,765,261
Issued in reinvestment of distributions	4,162,263	26,333,580	4,243,751	26,565,849
Redeemed	(53,208,153)	(333,546,851)	(48,118,311)	(307,954,781)
	58,159,726	356,296,442	18,791,484	93,376,329
B Class/Shares Authorized	10,000,000		20,000,000
Sold	724,358	4,355,007	445,508	2,606,785
Issued in reinvestment of distributions	11,269	71,783	3,746	21,871
Redeemed	(86,971)	(547,248)	(40,178)	(245,850)
	648,656	3,879,542	409,076	2,382,806
C Class/Shares Authorized	100,000,000		50,000,000
Sold	14,315,632	88,023,700	5,847,450	34,543,379
Issued in reinvestment of distributions	325,677	2,055,686	382,672	2,394,695
Redeemed	(3,896,987)	(24,563,635)	(4,359,143)	(27,550,459)
	10,744,322	65,515,751	1,870,979	9,387,615
R Class/Shares Authorized	50,000,000		20,000,000
Sold	11,210,088	68,808,648	2,434,300	14,833,099
Issued in reinvestment of distributions	226,679	1,442,220	184,849	1,157,676
Redeemed	(4,358,485)	(27,640,353)	(1,898,160)	(11,956,335)
	7,078,282	42,610,515	720,989	4,034,440
Net increase (decrease)	129,222,964	$ 794,999,912	75,075,010	$ 389,430,888

	Year ended March 31, 2010		Year ended March 31, 2009
	Shares	Amount	Shares	Amount
Value
Investor Class/Shares Authorized	880,000,000		1,250,000,000
Sold	29,425,799	$ 136,358,039	30,987,365	$ 146,011,346
Issued in reinvestment of distributions	4,332,822	20,695,344	7,104,843	33,183,474
Redeemed	(54,362,072)	(252,065,378)	(76,759,099)	(385,699,104)
	(20,603,451)	(95,011,995)	(38,666,891)	(206,504,284)
Institutional Class/Shares Authorized	125,000,000		125,000,000
Sold	18,656,545	92,085,593	9,345,154	45,000,807
Issued in reinvestment of distributions	592,396	2,868,474	1,138,948	5,401,338
Redeemed	(12,054,560)	(53,856,923)	(31,202,939)	(159,526,056)
	7,194,381	41,097,144	(20,718,837)	(109,123,911)
A Class/Shares Authorized	100,000,000		150,000,000
Sold	7,643,029	37,535,454	6,714,489	33,425,372
Issued in reinvestment of distributions	342,437	1,632,715	661,446	3,123,129
Redeemed	(7,768,233)	(37,737,001)	(18,645,461)	(92,499,588)
	217,233	1,431,168	(11,269,526)	(55,951,087)
B Class/Shares Authorized	20,000,000		20,000,000
Sold	20,262	95,773	27,172	123,211
Issued in reinvestment of distributions	5,236	24,541	12,613	58,313
Redeemed	(132,822)	(634,172)	(311,458)	(1,540,863)
	(107,324)	(513,858)	(271,673)	(1,359,339)
C Class/Shares Authorized	10,000,000		20,000,000
Sold	225,800	1,046,952	283,303	1,313,799
Issued in reinvestment of distributions	10,522	49,054	23,299	106,981
Redeemed	(308,499)	(1,463,920)	(881,793)	(4,338,814)
	(72,177)	(367,914)	(575,191)	(2,918,034)
R Class/Shares Authorized	10,000,000		20,000,000
Sold	580,506	2,693,868	432,648	2,018,584
Issued in reinvestment of distributions	10,279	49,343	9,964	44,354
Redeemed	(345,574)	(1,669,754)	(130,728)	(626,865)
	245,211	1,073,457	311,884	1,436,073
Net increase (decrease)	(13,126,127)	$ (52,291,998)	(71,190,234)	$(374,420,582)

	Year ended March 31, 2010		Year ended March 31, 2009
	Shares	Amount	Shares	Amount
Large Company Value
Investor Class/Shares Authorized	550,000,000		550,000,000
Sold	31,999,754	$ 146,769,217	59,296,017	$ 310,739,279
Issued in reinvestment of distributions	1,803,551	8,667,136	5,065,704	23,264,926
Redeemed	(40,133,547)	(188,017,635)	(101,187,145)	(517,924,401)
	(6,330,242)	(32,581,282)	(36,825,424)	(183,920,196)
Institutional Class/Shares Authorized	200,000,000		200,000,000
Sold	12,953,075	59,584,815	41,223,991	215,645,715
Issued in reinvestment of distributions	992,901	4,745,792	3,585,809	16,456,627
Redeemed	(43,176,588)	(195,513,472)	(52,640,123)	(242,779,188)
	(29,230,612)	(131,182,865)	(7,830,323)	(10,676,846)
A Class/Shares Authorized	150,000,000		300,000,000
Sold	8,288,328	38,063,429	11,140,257	57,167,088
Issued in reinvestment of distributions	403,887	1,922,104	1,541,631	7,055,998
Redeemed	(15,234,522)	(71,180,263)	(25,533,095)	(130,775,138)
	(6,542,307)	(31,194,730)	(12,851,207)	(66,552,052)
B Class/Shares Authorized	10,000,000		20,000,000
Sold	12,513	54,852	42,187	194,556
Issued in reinvestment of distributions	8,644	41,137	49,239	219,947
Redeemed	(392,323)	(1,813,191)	(640,231)	(3,262,484)
	(371,166)	(1,717,202)	(548,805)	(2,847,981)
C Class/Shares Authorized	20,000,000		50,000,000
Sold	289,450	1,380,883	599,720	2,971,675
Issued in reinvestment of distributions	11,872	56,197	74,819	335,855
Redeemed	(1,757,154)	(8,012,506)	(3,932,850)	(20,238,583)
	(1,455,832)	(6,575,426)	(3,258,311)	(16,931,053)
R Class/Shares Authorized	10,000,000		20,000,000
Sold	835,084	3,697,955	862,495	4,327,553
Issued in reinvestment of distributions	37,073	178,037	108,516	485,125
Redeemed	(702,319)	(3,243,954)	(912,549)	(4,491,282)
	169,838	632,038	58,462	321,396
Net increase (decrease)	(43,760,321)	$(202,619,467)	(61,255,608)	$(280,606,732)

5. Affiliated Company Transactions

If a fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is affiliated as defined in the 1940 Act. A summary of transactions for each company which is or was an affiliate at or during the year ended March 31, 2010 follows:

	March 31, 2009					March 31, 2010
	Share	Purchase		Realized	Dividend	Share
Fund/Company	Balance	Cost	Sales Cost	Gain (Loss)	Income	Balance	Market Value

Equity Income
AGL Resources, Inc.(1)	3,573,500	$ 2,686,006	$41,799,522	$(1,075,023)	$5,121,526	2,463,700	(1)
WGL Holdings, Inc.	2,371,288	10,892,526	6,777,361	(1,516)	3,616,913	2,505,688	$86,822,089
		$13,578,532	$48,576,883	$(1,076,539)	$8,738,439		$86,822,089
(1) Company was not an affiliate at March 31, 2010.

6. Fair Value Measurements

The funds’ securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the funds. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the funds’ securities and other financial instruments as of March 31, 2010. The Schedule of Investments provides additional details of the funds’ portfolio holdings.

	Level 1	Level 2	Level 3

Equity Income
Investment Securities
Common Stocks	$4,295,814,398	$ 271,611,473	—
Convertible Bonds	—	1,342,621,712	—
Convertible Preferred Stocks	—	245,895,000	—
Preferred Stocks	—	8,329,155	—
Temporary Cash Investments	31,029	24,500,000	—
Total Value of Investment Securities	$4,295,845,427	$1,892,957,340	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward
Foreign Currency Exchange Contracts	—	$(828,076)	—

	Level 1	Level 2	Level 3

Value
Investment Securities
Domestic Common Stocks	$1,495,795,715	—		—
Foreign Common Stocks	15,448,608	$ 95,398,140		—
Temporary Cash Investments	58,100	19,300,000		—
Total Value of Investment Securities	$1,511,302,423	$114,698,140		—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward
Foreign Currency Exchange Contracts	—	$(26,732)		—

Large Company Value
Investment Securities
Common Stocks	$1,236,760,157	—		—
Temporary Cash Investments	97,196	$27,400,000		—
Total Value of Investment Securities	$1,236,857,353	$27,400,000		—

Other Financial Instruments
Total Unrealized Gain (Loss) on Futures Contracts	$233,041	—		—

7. Derivative Instruments

Equity Price Risk — Value and Large Company Value are subject to equity price risk in the normal course of pursuing their investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. For Large Company Value, the equity price risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period. During the period, Value infrequently purchased equity price risk derivative instruments for temporary investment purposes.

Foreign Currency Risk — Equity Income and Value are subject to foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The risk of loss from non-performance by the counterparty may be reduced by the use of master netting agreements. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of Equity Income’s and Value’s average volume during the period.

Value of Derivative Instruments as of March 31, 2010

	Asset Derivatives		Liability Derivatives
Fund/Type	Location on Statement		Location on Statement
of Derivative	of Assets and Liabilities	Value	of Assets and Liabilities	Value

Equity Income
Foreign Currency Risk	Receivable for forward foreign		Payable for forward foreign
	currency exchange contracts	$110,928	currency exchange contracts	$939,004

Value
Foreign Currency Risk	Receivable for forward foreign		Payable for forward foreign
	currency exchange contracts	$159,207	currency exchange contracts	$185,939

Large Company Value
Equity Price Risk	Receivable for variation		Payable for variation
	margin on futures contracts	—	margin on futures contracts	$68,250

Effect of Derivative Instruments on the Statement of Operations for the Year Ended
March 31, 2010

Change in Net Unrealized
	Net Realized Gain (Loss)		Appreciation (Depreciation)
Fund/Type	Location on Statement		Location on Statement
of Derivative	of Operations	Value	of Operations	Value

Equity Income
Foreign Currency Risk	Net realized gain (loss) on	$(5,884,649)	Change in net unrealized	$(1,372,326)
	foreign currency transactions		appreciation (depreciation)
on translation of assets and
liabilities in foreign currencies

Value
Equity Price Risk	Net realized gain (loss) on	$ 2,017,808	Change in net unrealized	—
	futures contract transactions		appreciation (depreciation)
on futures contracts
Foreign Currency Risk	Net realized gain (loss) on	(2,505,834)	Change in net unrealized	$(146,726)
	foreign currency transactions		appreciation (depreciation)
on translation of assets and
liabilities in foreign currencies
		$ (488,026)		$(146,726)

Change in Net Unrealized
	Net Realized Gain (Loss)		Appreciation (Depreciation)
Fund/Type	Location on Statement		Location on Statement
of Derivative	of Operations	Value	of Operations	Value

Large Company Value
Equity Price Risk	Net realized gain (loss) on	$21,290,711	Change in net unrealized	$(4,158,514)
	futures contract transactions		appreciation (depreciation)
on futures contracts

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic development, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws and restrictions.

9. Interfund Lending

The funds, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the funds to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the year ended March 31, 2010, the funds did not utilize the program.

10. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2010 and March 31, 2009 were as follows

	Equity Income		Value		Large Company Value
	2010	2009	2010	2009	2010	2009
Distributions Paid From
Ordinary income	$141,597,122	$166,129,626	$27,197,441	$44,552,362	$23,228,498	$45,450,573
Long-term capital gains	—	$392,452	—	—	—	$22,632,362

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2010, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

	Equity Income	Value	Large Company Value
Federal tax cost of investments	$5,605,899,801	$1,586,214,964	$1,138,947,038
Gross tax appreciation of investments	$590,093,201	$ 144,511,303	$212,149,374
Gross tax depreciation of investments	(7,190,235)	(104,725,704)	(86,839,059)
Net tax appreciation (depreciation) of investments	$582,902,966	$ 39,785,599	$125,310,315
Net tax appreciation (depreciation) on derivatives and
translation of assets and liabilities in foreign currencies	$ 7,660	$ (415)	—
Net tax appreciation (depreciation)	$582,910,626	$39,785,184	$125,310,315
Undistributed ordinary income	$10,254,950	$2,725,069	—
Accumulated capital losses	$(997,492,082)	$(497,796,183)	$(478,206,635)
Capital loss deferrals	—	—	$(10,334,586)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain forward foreign currency exchange contracts and on certain futures contracts.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. The capital loss carryovers expire as follows:

	2017	2018
Equity Income	$(417,263,106)	$(580,228,976)
Value	$(292,022,390)	$(205,773,793)
Large Company Value	$(176,129,535)	$(302,077,100)

The capital loss deferrals listed above represent net capital losses incurred in the five-month period ended March 31, 2010. The funds have elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

11. Recently Issued Accounting Standards

In March 2008, the Financial Accounting Standards Board (FASB) issued Accounting Standards Codification (ASC) Section 815-10 (formerly Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities —an amendment of FASB Statement No. 133”). ASC Section 815-10 is effective for interim periods beginning after November 15, 2008 and has been adopted by the funds. ASC Section 815-10 amends and expands disclosures about derivative instruments and hedging activities. ASC Section 815-10 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities.

12. Corporate Event

As part of a long-standing estate and business succession plan established by ACC Co-Chairman James E. Stowers, Jr., the founder of American Century Investments, ACC Co-Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of each fund’s advisor. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee may technically be considered a “change of control” of ACC and therefore also a change of control of each fund’s advisor even though there has been no change to their management and none is anticipated. The “change of control” resulted in the assignment of each fund’s investment advisory agreement. Under the 1940 Act, an assignment automatically terminated such agreement, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Directors approved interim investment advisory agreements under which each fund will be managed until new agreements are approved by fund shareholders. On March 29, 2010, the Board of Directors approved new investment advisory agreements. The interim agreements and the new agreements are substantially identical to the terminated agreements (with the exception of different effective and termination dates) and will not result in changes in the management of American Century Investments, the funds, their investment objectives, fees or services provided. The new agreements have been submitted to shareholders for approval at a Special Meeting of Shareholders to be held on June 16, 2010.

13. Other Tax Information (Unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The funds hereby designate up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2010.

For corporate taxpayers, the funds hereby designate the following ordinary income distributions, or up to the maximum amount allowable, as qualified for the corporate dividends received deduction for the fiscal year ended March 31, 2010.

Equity Income	Value	Large Company Value
$137,135,808	$27,197,440	$23,228,498

Financial Highlights

Equity Income

Investor Class
For a Share Outstanding Throughout the Years Ended March 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$5.42	$7.30	$8.65	$8.11	$8.05
Income From Investment Operations
Net Investment Income (Loss)(1)	0.18	0.22	0.23	0.21	0.20
Net Realized and Unrealized Gain (Loss)	1.33	(1.87)	(0.62)	1.05	0.36
Total From Investment Operations	1.51	(1.65)	(0.39)	1.26	0.56
Distributions
From Net Investment Income	(0.17)	(0.23)	(0.23)	(0.17)	(0.18)
From Net Realized Gains	—	—	(0.73)	(0.55)	(0.32)
Total Distributions	(0.17)	(0.23)	(0.96)	(0.72)	(0.50)
Net Asset Value, End of Period	$6.76	$5.42	$7.30	$8.65	$8.11

Total Return(2)	28.04%	(22.98)%	(5.17)%	15.79%	7.21%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	0.97%	0.98%	0.97%	0.97%	0.98%
Ratio of Net Investment Income (Loss)
to Average Net Assets	2.93%	3.36%	2.68%	2.43%	2.53%
Portfolio Turnover Rate	105%	296%	165%	160%	150%
Net Assets, End of Period (in thousands)	$3,829,492	$2,913,351	$3,719,757	$4,790,510	$3,715,366
(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

Equity Income

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$5.42	$7.31	$8.65	$8.11	$8.06
Income From Investment Operations
Net Investment Income (Loss)(1)	0.19	0.23	0.25	0.23	0.22
Net Realized and Unrealized Gain (Loss)	1.34	(1.88)	(0.61)	1.05	0.35
Total From Investment Operations	1.53	(1.65)	(0.36)	1.28	0.57
Distributions
From Net Investment Income	(0.18)	(0.24)	(0.25)	(0.19)	(0.20)
From Net Realized Gains	—	—	(0.73)	(0.55)	(0.32)
Total Distributions	(0.18)	(0.24)	(0.98)	(0.74)	(0.52)
Net Asset Value, End of Period	$6.77	$5.42	$7.31	$8.65	$8.11

Total Return(2)	28.30%	(22.94)%	(4.85)%	16.01%	7.29%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	0.77%	0.78%	0.77%	0.77%	0.78%
Ratio of Net Investment Income (Loss)
to Average Net Assets	3.13%	3.56%	2.88%	2.63%	2.73%
Portfolio Turnover Rate	105%	296%	165%	160%	150%
Net Assets, End of Period (in thousands)	$792,024	$502,435	$496,033	$551,202	$382,909
(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

Equity Income

A Class(1)
For a Share Outstanding Throughout the Years Ended March 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$5.42	$7.30	$8.65	$8.11	$8.05
Income From Investment Operations
Net Investment Income (Loss)(2)	0.17	0.20	0.20	0.19	0.18
Net Realized and Unrealized Gain (Loss)	1.32	(1.86)	(0.61)	1.05	0.36
Total From Investment Operations	1.49	(1.66)	(0.41)	1.24	0.54
Distributions
From Net Investment Income	(0.15)	(0.22)	(0.21)	(0.15)	(0.16)
From Net Realized Gains	—	—	(0.73)	(0.55)	(0.32)
Total Distributions	(0.15)	(0.22)	(0.94)	(0.70)	(0.48)
Net Asset Value, End of Period	$6.76	$5.42	$7.30	$8.65	$8.11

Total Return(3)	27.71%	(23.18)%	(5.40)%	15.51%	6.94%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.22%	1.23%	1.22%	1.22%	1.23%
Ratio of Net Investment Income (Loss)
to Average Net Assets	2.68%	3.11%	2.43%	2.18%	2.28%
Portfolio Turnover Rate	105%	296%	165%	160%	150%
Net Assets, End of Period (in thousands)	$1,385,436	$794,323	$933,600	$1,280,888	$902,749
(1)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

Equity Income

B Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010	2009	2008(1)
Per-Share Data
Net Asset Value, Beginning of Period	$5.42	$7.30	$8.99
Income From Investment Operations
Net Investment Income (Loss)(2)	0.12	0.15	0.08
Net Realized and Unrealized Gain (Loss)	1.33	(1.86)	(0.95)
Total From Investment Operations	1.45	(1.71)	(0.87)
Distributions
From Net Investment Income	(0.10)	(0.17)	(0.09)
From Net Realized Gains	—	—	(0.73)
Total Distributions	(0.10)	(0.17)	(0.82)
Net Asset Value, End of Period	$6.77	$5.42	$7.30

Total Return(3)	26.92%	(23.75)%	(10.28)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.97%	1.98%	1.97%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.93%	2.36	2.11%(4)
Portfolio Turnover Rate	105%	296%	165%(5)
Net Assets, End of Period (in thousands)	$7,383	$2,392	$235
(1) September 28, 2007 (commencement of sale) through March 31, 2008.
(2) Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.
(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2008.

See Notes to Financial Statements.

Equity Income

C Class
For a Share Outstanding Throughout the Years Ended March 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$5.42	$7.30	$8.65	$8.11	$8.06
Income From Investment Operations
Net Investment Income (Loss)(1)	0.12	0.15	0.14	0.12	0.13
Net Realized and Unrealized Gain (Loss)	1.33	(1.86)	(0.61)	1.06	0.34
Total From Investment Operations	1.45	(1.71)	(0.47)	1.18	0.47
Distributions
From Net Investment Income	(0.10)	(0.17)	(0.15)	(0.09)	(0.10)
From Net Realized Gains	—	—	(0.73)	(0.55)	(0.32)
Total Distributions	(0.10)	(0.17)	(0.88)	(0.64)	(0.42)
Net Asset Value, End of Period	$6.77	$5.42	$7.30	$8.65	$8.11

Total Return(2)	26.74%	(23.75)%	(6.10)%	14.65%	6.02%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.97%	1.98%	1.97%	1.97%	1.98%
Ratio of Net Investment Income (Loss)
to Average Net Assets	1.93%	2.36%	1.68%	1.43%	1.53%
Portfolio Turnover Rate	105%	296%	165%	160%	150%
Net Assets, End of Period (in thousands)	$193,776	$96,930	$116,985	$127,266	$98,481
(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

Equity Income

R Class
For a Share Outstanding Throughout the Years Ended March 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$5.41	$7.29	$8.63	$8.09	$8.04
Income From Investment Operations
Net Investment Income (Loss)(1)	0.15	0.18	0.18	0.17	0.17
Net Realized and Unrealized Gain (Loss)	1.32	(1.86)	(0.60)	1.05	0.34
Total From Investment Operations	1.47	(1.68)	(0.42)	1.22	0.51
Distributions
From Net Investment Income	(0.13)	(0.20)	(0.19)	(0.13)	(0.14)
From Net Realized Gains	—	—	(0.73)	(0.55)	(0.32)
Total Distributions	(0.13)	(0.20)	(0.92)	(0.68)	(0.46)
Net Asset Value, End of Period	$6.75	$5.41	$7.29	$8.63	$8.09

Total Return(2)	27.44%	(23.40)%	(5.53)%	15.25%	6.56%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.47%	1.48%	1.47%	1.47%	1.48%
Ratio of Net Investment Income (Loss)
to Average Net Assets	2.43%	2.86%	2.18%	1.93%	2.03%
Portfolio Turnover Rate	105%	296%	165%	160%	150%
Net Assets, End of Period (in thousands)	$92,239	$35,588	$42,720	$44,767	$24,283
(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

Value

Investor Class
For a Share Outstanding Throughout the Years Ended March 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$3.80	$5.78	$7.61	$7.18	$7.31
Income From Investment Operations
Net Investment Income (Loss)(1)	0.09	0.13	0.12	0.12	0.12
Net Realized and Unrealized Gain (Loss)	1.60	(1.98)	(0.92)	0.93	0.57
Total From Investment Operations	1.69	(1.85)	(0.80)	1.05	0.69
Distributions
From Net Investment Income	(0.09)	(0.13)	(0.12)	(0.11)	(0.10)
From Net Realized Gains	—	—	(0.91)	(0.51)	(0.72)
Total Distributions	(0.09)	(0.13)	(1.03)	(0.62)	(0.82)
Net Asset Value, End of Period	$5.40	$3.80	$5.78	$7.61	$7.18

Total Return(2)	44.84%	(32.34)%	(11.56)%	14.90%	9.89%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.00%	1.00%	1.00%	0.99%	0.99%
Ratio of Net Investment Income (Loss)
to Average Net Assets	1.97%	2.63%	1.65%	1.58%	1.71%
Portfolio Turnover Rate	62%	91%	152%	140%	134%
Net Assets, End of Period (in thousands)	$1,274,063	$975,772	$1,707,366	$2,495,067	$2,296,153
(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

Value

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$3.81	$5.79	$7.62	$7.19	$7.32
Income From Investment Operations
Net Investment Income (Loss)(1)	0.10	0.14	0.13	0.13	0.14
Net Realized and Unrealized Gain (Loss)	1.60	(1.98)	(0.91)	0.94	0.57
Total From Investment Operations	1.70	(1.84)	(0.78)	1.07	0.71
Distributions
From Net Investment Income	(0.10)	(0.14)	(0.14)	(0.13)	(0.12)
From Net Realized Gains	—	—	(0.91)	(0.51)	(0.72)
Total Distributions	(0.10)	(0.14)	(1.05)	(0.64)	(0.84)
Net Asset Value, End of Period	$5.41	$3.81	$5.79	$7.62	$7.19

Total Return(2)	45.01%	(32.14)%	(11.36)%	15.11%	10.10%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	0.80%	0.80%	0.80%	0.79%	0.79%
Ratio of Net Investment Income (Loss)
to Average Net Assets	2.17%	2.83%	1.85%	1.78%	1.91%
Portfolio Turnover Rate	62%	91%	152%	140%	134%
Net Assets, End of Period (in thousands)	$214,112	$123,484	$307,769	$289,536	$254,778
(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

Value

A Class(1)
For a Share Outstanding Throughout the Years Ended March 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$3.80	$5.78	$7.61	$7.18	$7.31
Income From Investment Operations
Net Investment Income (Loss)(2)	0.08	0.12	0.10	0.10	0.10
Net Realized and Unrealized Gain (Loss)	1.60	(1.98)	(0.92)	0.93	0.57
Total From Investment Operations	1.68	(1.86)	(0.82)	1.03	0.67
Distributions
From Net Investment Income	(0.08)	(0.12)	(0.10)	(0.09)	(0.08)
From Net Realized Gains	—	—	(0.91)	(0.51)	(0.72)
Total Distributions	(0.08)	(0.12)	(1.01)	(0.60)	(0.80)
Net Asset Value, End of Period	$5.40	$3.80	$5.78	$7.61	$7.18

Total Return(3)	44.47%	(32.51)%	(11.76)%	14.62%	9.61%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.25%	1.25%	1.25%	1.24%	1.24%
Ratio of Net Investment Income (Loss)
to Average Net Assets	1.72%	2.38%	1.40%	1.33%	1.46%
Portfolio Turnover Rate	62%	91%	152%	140%	134%
Net Assets, End of Period (in thousands)	$119,363	$83,254	$191,739	$249,265	$214,835
(1)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

Value

B Class
For a Share Outstanding Throughout the Years Ended March 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$3.80	$5.78	$7.61	$7.18	$7.31
Income From Investment Operations
Net Investment Income (Loss)(1)	0.05	0.08	0.05	0.04	0.05
Net Realized and Unrealized Gain (Loss)	1.59	(1.97)	(0.92)	0.94	0.57
Total From Investment Operations	1.64	(1.89)	(0.87)	0.98	0.62
Distributions
From Net Investment Income	(0.05)	(0.09)	(0.05)	(0.04)	(0.03)
From Net Realized Gains	—	—	(0.91)	(0.51)	(0.72)
Total Distributions	(0.05)	(0.09)	(0.96)	(0.55)	(0.75)
Net Asset Value, End of Period	$5.39	$3.80	$5.78	$7.61	$7.18

Total Return(2)	43.21%	(33.01)%	(12.41)%	13.78%	8.81%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	2.00%	2.00%	2.00%	1.99%	1.99%
Ratio of Net Investment Income (Loss)
to Average Net Assets	0.97%	1.63%	0.65%	0.58%	0.71%
Portfolio Turnover Rate	62%	91%	152%	140%	134%
Net Assets, End of Period (in thousands)	$3,182	$2,651	$5,601	$7,740	$7,129
(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

Value

C Class
For a Share Outstanding Throughout the Years Ended March 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$3.77	$5.74	$7.56	$7.14	$7.27
Income From Investment Operations
Net Investment Income (Loss)(1)	0.05	0.08	0.05	0.04	0.05
Net Realized and Unrealized Gain (Loss)	1.58	(1.96)	(0.91)	0.93	0.57
Total From Investment Operations	1.63	(1.88)	(0.86)	0.97	0.62
Distributions
From Net Investment Income	(0.05)	(0.09)	(0.05)	(0.04)	(0.03)
From Net Realized Gains	—	—	(0.91)	(0.51)	(0.72)
Total Distributions	(0.05)	(0.09)	(0.96)	(0.55)	(0.75)
Net Asset Value, End of Period	$5.35	$3.77	$5.74	$7.56	$7.14

Total Return(2)	43.29%	(33.06)%	(12.36)%	13.71%	8.87%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	2.00%	2.00%	2.00%	1.99%	1.99%
Ratio of Net Investment Income (Loss)
to Average Net Assets	0.97%	1.63%	0.65%	0.58%	0.71%
Portfolio Turnover Rate	62%	91%	152%	140%	134%
Net Assets, End of Period (in thousands)	$7,294	$5,414	$11,532	$22,274	$19,259
(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

Value

R Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010	2009	2008	2007	2006(1)
Per-Share Data
Net Asset Value, Beginning of Period	$3.80	$5.78	$7.61	$7.18	$7.60
Income From Investment Operations
Net Investment Income (Loss)(2)	0.07	0.11	0.09	0.08	0.06
Net Realized and Unrealized Gain (Loss)	1.60	(1.98)	(0.92)	0.94	0.29
Total From Investment Operations	1.67	(1.87)	(0.83)	1.02	0.35
Distributions
From Net Investment Income	(0.07)	(0.11)	(0.09)	(0.08)	(0.05)
From Net Realized Gains	—	—	(0.91)	(0.51)	(0.72)
Total Distributions	(0.07)	(0.11)	(1.00)	(0.59)	(0.77)
Net Asset Value, End of Period	$5.40	$3.80	$5.78	$7.61	$7.18

Total Return(3)	44.10%	(32.67)%	(11.98)%	14.34%	4.99%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.50%	1.50%	1.50%	1.49%	1.49%(4)
Ratio of Net Investment Income (Loss)
to Average Net Assets	1.47%	2.13%	1.15%	1.08%	1.17%(4)
Portfolio Turnover Rate	62%	91%	152%	140%	134%(5)
Net Assets, End of Period (in thousands)	$4,527	$2,255	$1,625	$331	$43
(1)	July 29, 2005 (commencement of sale) through March 31, 2006.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.
(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2006.

See Notes to Financial Statements.

Large Company Value

Investor Class
For a Share Outstanding Throughout the Years Ended March 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$3.64	$6.48	$7.55	$6.72	$6.39
Income From Investment Operations
Net Investment Income (Loss)(1)	0.09	0.14	0.14	0.13	0.12
Net Realized and Unrealized Gain (Loss)	1.60	(2.76)	(0.85)	0.89	0.47
Total From Investment Operations	1.69	(2.62)	(0.71)	1.02	0.59
Distributions
From Net Investment Income	(0.09)	(0.14)	(0.15)	(0.13)	(0.11)
From Net Realized Gains	—	(0.08)	(0.21)	(0.06)	(0.15)
Total Distributions	(0.09)	(0.22)	(0.36)	(0.19)	(0.26)
Net Asset Value, End of Period	$5.24	$3.64	$6.48	$7.55	$6.72

Total Return(2)	46.68%	(41.07)%	(9.88)%	15.37%	9.44%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	0.85%	0.83%	0.83%	0.83%	0.84%
Ratio of Net Investment Income (Loss)
to Average Net Assets	1.87%	2.57%	1.93%	1.86%	1.75%
Portfolio Turnover Rate	25%	22%	18%	12%	16%
Net Assets, End of Period (in thousands)	$786,992	$569,483	$1,251,631	$1,498,119	$1,112,858
(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

Large Company Value

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$3.64	$6.48	$7.55	$6.72	$6.39
Income From Investment Operations
Net Investment Income (Loss)(1)	0.10	0.15	0.16	0.15	0.13
Net Realized and Unrealized Gain (Loss)	1.60	(2.76)	(0.86)	0.88	0.47
Total From Investment Operations	1.70	(2.61)	(0.70)	1.03	0.60
Distributions
From Net Investment Income	(0.10)	(0.15)	(0.16)	(0.14)	(0.12)
From Net Realized Gains	—	(0.08)	(0.21)	(0.06)	(0.15)
Total Distributions	(0.10)	(0.23)	(0.37)	(0.20)	(0.27)
Net Asset Value, End of Period	$5.24	$3.64	$6.48	$7.55	$6.72

Total Return(2)	46.97%	(40.95)%	(9.70)%	15.60%	9.65%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	0.65%	0.63%	0.63%	0.63%	0.64%
Ratio of Net Investment Income (Loss)
to Average Net Assets	2.07%	2.77%	2.13%	2.06%	1.95%
Portfolio Turnover Rate	25%	22%	18%	12%	16%
Net Assets, End of Period (in thousands)	$243,190	$275,245	$540,297	$587,012	$527,109
(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

Large Company Value

A Class(1)
For a Share Outstanding Throughout the Years Ended March 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$3.64	$6.47	$7.55	$6.72	$6.39
Income From Investment Operations
Net Investment Income (Loss)(2)	0.08	0.12	0.12	0.12	0.10
Net Realized and Unrealized Gain (Loss)	1.60	(2.74)	(0.86)	0.88	0.47
Total From Investment Operations	1.68	(2.62)	(0.74)	1.00	0.57
Distributions
From Net Investment Income	(0.08)	(0.13)	(0.13)	(0.11)	(0.09)
From Net Realized Gains	—	(0.08)	(0.21)	(0.06)	(0.15)
Total Distributions	(0.08)	(0.21)	(0.34)	(0.17)	(0.24)
Net Asset Value, End of Period	$5.24	$3.64	$6.47	$7.55	$6.72

Total Return(3)	46.31%	(41.12)%	(10.24)%	15.08%	9.17%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.10%	1.08%	1.08%	1.08%	1.09%
Ratio of Net Investment Income (Loss)
to Average Net Assets	1.62%	2.32%	1.68%	1.61%	1.50%
Portfolio Turnover Rate	25%	22%	18%	12%	16%
Net Assets, End of Period (in thousands)	$200,408	$162,957	$373,078	$282,930	$184,601
(1)	Prior to December 3, 2007, the A Class was referred to as the Advisor Class.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

Large Company Value

B Class
For a Share Outstanding Throughout the Years Ended March 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$3.65	$6.49	$7.57	$6.74	$6.41
Income From Investment Operations
Net Investment Income (Loss)(1)	0.04	0.08	0.07	0.06	0.05
Net Realized and Unrealized Gain (Loss)	1.61	(2.75)	(0.87)	0.89	0.47
Total From Investment Operations	1.65	(2.67)	(0.80)	0.95	0.52
Distributions
From Net Investment Income	(0.04)	(0.09)	(0.07)	(0.06)	(0.04)
From Net Realized Gains	—	(0.08)	(0.21)	(0.06)	(0.15)
Total Distributions	(0.04)	(0.17)	(0.28)	(0.12)	(0.19)
Net Asset Value, End of Period	$5.26	$3.65	$6.49	$7.57	$6.74

Total Return(2)	45.34%	(41.58)%	(10.88)%	14.18%	8.33%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.85%	1.83%	1.83%	1.83%	1.84%
Ratio of Net Investment Income (Loss)
to Average Net Assets	0.87%	1.57%	0.93%	0.86%	0.75%
Portfolio Turnover Rate	25%	22%	18%	12%	16%
Net Assets, End of Period (in thousands)	$5,662	$5,285	$12,965	$17,374	$15,954
(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

Large Company Value

C Class
For a Share Outstanding Throughout the Years Ended March 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$3.64	$6.47	$7.55	$6.72	$6.39
Income From Investment Operations
Net Investment Income (Loss)(1)	0.04	0.08	0.07	0.06	0.05
Net Realized and Unrealized Gain (Loss)	1.60	(2.74)	(0.87)	0.89	0.47
Total From Investment Operations	1.64	(2.66)	(0.80)	0.95	0.52
Distributions
From Net Investment Income	(0.04)	(0.09)	(0.07)	(0.06)	(0.04)
From Net Realized Gains	—	(0.08)	(0.21)	(0.06)	(0.15)
Total Distributions	(0.04)	(0.17)	(0.28)	(0.12)	(0.19)
Net Asset Value, End of Period	$5.24	$3.64	$6.47	$7.55	$6.72

Total Return(2)	45.19%	(41.56)%	(10.91)%	14.22%	8.35%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.85%	1.83%	1.83%	1.83%	1.84%
Ratio of Net Investment Income (Loss)
to Average Net Assets	0.87%	1.57%	0.93%	0.86%	0.75%
Portfolio Turnover Rate	25%	22%	18%	12%	16%
Net Assets, End of Period (in thousands)	$17,211	$17,246	$51,775	$71,792	$61,682
(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

Large Company Value

R Class
For a Share Outstanding Throughout the Years Ended March 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$3.64	$6.48	$7.56	$6.72	$6.39
Income From Investment Operations
Net Investment Income (Loss)(1)	0.06	0.11	0.11	0.10	0.09
Net Realized and Unrealized Gain (Loss)	1.61	(2.76)	(0.87)	0.89	0.47
Total From Investment Operations	1.67	(2.65)	(0.76)	0.99	0.56
Distributions
From Net Investment Income	(0.07)	(0.11)	(0.11)	(0.09)	(0.08)
From Net Realized Gains	—	(0.08)	(0.21)	(0.06)	(0.15)
Total Distributions	(0.07)	(0.19)	(0.32)	(0.15)	(0.23)
Net Asset Value, End of Period	$5.24	$3.64	$6.48	$7.56	$6.72

Total Return(2)	45.93%	(41.36)%	(10.45)%	14.95%	8.90%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.35%	1.33%	1.33%	1.33%	1.34%
Ratio of Net Investment Income (Loss)
to Average Net Assets	1.37%	2.07%	1.43%	1.36%	1.25%
Portfolio Turnover Rate	25%	22%	18%	12%	16%
Net Assets, End of Period (in thousands)	$14,699	$9,587	$16,675	$17,765	$10,984
(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Capital Portfolios, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Equity Income Fund, Value Fund and Large Company Value Fund, three of the mutual funds constituting American Century Capital Portfolios, Inc. (the “Corporation”), as of March 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the respective financial positions of Equity Income Fund, Value Fund and Large Company Value Fund, three of the mutual funds of American Century Capital Portfolios, Inc., as of March 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
May 17, 2010

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age may be extended or changed with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM) and American Century Global Investment Management, Inc. (ACGIM). ACIM and ACGIM are referred to collectively as the “advisors.”

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACGIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Independent Directors
Thomas A. Brown
Year of Birth: 1940
Position(s) with the Funds: Director
Length of Time Served: Since 1980
Principal Occupation(s) During the Past Five Years: Managing Member, Associated Investments,
LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)
Number of Funds in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None
Education/Other Professional Experience: BS in Mechanical Engineering, University of
Kansas; formerly, Chief Executive Officer, Associated Bearings Company; formerly,
Area Vice President, Applied Industrial Technologies (bearings and power transmission company)

Andrea C. Hall
Year of Birth: 1945
Position(s) with the Funds: Director
Length of Time Served: Since 1997
Principal Occupation(s) During the Past Five Years: Retired as advisor to the President, Midwest
Research Institute (not-for-profit research organization) (June 2006)
Number of Funds in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None
Education/Other Professional Experience: BS in Biology, Florida State University; PhD in
Biology, Georgetown University; formerly, Senior Vice President and director of
Research Operations, Midwest Research Institute

James A. Olson
Year of Birth: 1942
Position(s) with the Funds: Director
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to
September 2006)
Number of Funds in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: Saia, Inc. and Entertainment Properties Trust
Education/Other Professional Experience: BS in Business Administration and MBA, St. Louis
University; CPA; 21 years of experience as a partner in the accounting firm of Ernst
& Young LLP

Donald H. Pratt
Year of Birth: 1937
Position(s) with the Funds: Director, Chairman of the Board
Length of Time Served: Since 1995
Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer,
Western Investments, Inc. (real estate company)
Number of Funds in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None
Education/Other Professional Experience: BS in Industrial Engineering, Wichita State
University; MBA, Harvard Business School; serves on the Board of Governors of the Independent Directors Council and Investment Company Institute; formerly,
Chairman of the Board, Butler Manufacturing Company (metal buildings producer)

Gale E. Sayers
Year of Birth: 1943
Position(s) with the Funds: Director
Length of Time Served: Since 2000
Principal Occupation(s) During the Past Five Years: President, Chief Executive Officer and
Founder, Sayers40, Inc., (technology products and services provider)
Number of Funds in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None
Education/Other Professional Experience: BS in Physical Education and M.Ed. in Educational
Administration, University of Kansas; Recipient of the Ernst & Young Entrepreneur
of the Year Award; inducted into the Chicago Entrepreneurship Hall of Fame and the National Football League Hall of Fame

M. Jeannine Strandjord
Year of Birth: 1945
Position(s) with the Funds: Director
Length of Time Served: Since 1994
Principal Occupation(s) During the Past Five Years: Retired, formerly, Senior Vice President,
Process Excellence, Sprint Corporation (telecommunications company) (January
2005-September 2005)
Number of Funds in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: DST Systems Inc., Euronet Worldwide Inc., Charming
Shoppes, Inc.
Education/Other Professional Experience: BS in Business Administration and Accounting,
University of Kansas; CPA; formerly, Senior Vice President of Financial Services and
Treasurer and Chief Financial Officer, Global Markets Group; Sprint Corporation;
formerly, with the accounting firm of Ernst and Whinney

John R. Whitten
Year of Birth: 1946
Position(s) with the Funds: Director
Length of Time Served: Since 2008
Principal Occupation(s) During the Past Five Years: Project Consultant, Celanese Corp.
(industrial chemical company)
Number of Funds in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: Rudolph Technologies, Inc.
Professional Education/Experience: BS in Business Administration, Cleveland State
University; CPA; formerly, Chief Financial Officer and Treasurer, Applied Industrial
Technologies, Inc.; thirteen years of experience with accounting firm Deloitte &
Touche LLP

Interested Director
Jonathan S. Thomas
Year of Birth: 1963
Position(s) with the Funds: Director and President
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: President and Chief Executive Officer,
ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to
February 2007); Executive Vice President, ACC (November 2005 to February 2007).
Also serves as: Chief Executive Officer and Manager, American Century Services,
LLC (ACS); Executive Vice President, American Century Investment Management
(ACIM) and American Century Global Investment Management (ACGIM); Director,
ACIM, ACGIM and other ACC subsidiaries; Global Chief Operating Officer and
Managing Director, Morgan Stanley (investment management) (March 2000 to
November 2005)
Number of Funds in Fund Complex Overseen by Director: 104
Other Directorships Held by Director: None
Education/Other Professional Experience: BA in Economics, University of Massachusetts;
MBA, Boston College; formerly held senior leadership roles with Fidelity
Investments, Boston Financial Services and Bank of America; serves on the Board of
Governors of the Investment Company Institute

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name	Offices with
(Year of Birth)	the Funds	Principal Occupation During the Past Five Years
Jonathan Thomas	Director and	President and Chief Executive Officer, ACC (March 2007 to present); Chief
(1963)	President	Administrative Officer, ACC (February 2006 to March 2007); Executive
	since 2007	Vice President, ACC (November 2005 to February 2007). Also serves as:
Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM,
ACGIM; Director, ACIM, ACGIM and other ACC subsidiaries; Global Chief
Operating Officer and Managing Director, Morgan Stanley (March 2000 to
November 2005)
Barry Fink	Executive	Chief Operating Officer and Executive Vice President, ACC (September 2007
(1955)	Vice President	to present); President, ACS (October 2007 to present); Managing Director,
	since 2007	Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley
(2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries
Maryanne Roepke	Chief Compliance	Chief Compliance Officer, American Century funds, ACIM, ACGIM and
(1956)	Officer since 2006	ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to
	and Senior	August 2006); and Treasurer and Chief Financial Officer, various American
	Vice President	Century funds (July 2000 to August 2006). Also serves as: Senior Vice
	since 2000	President, ACS
Charles	General Counsel	Attorney, ACC (February 1994 to present); Vice President, ACC (November
Etherington	since 2007 and	2005 to present), General Counsel, ACC (March 2007 to present); Also
(1957)	Senior Vice	serves as General Counsel, ACIM, ACGIM, ACS, ACIS and other ACC
	President	subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS since 2006
Robert Leach	Vice President,	Vice President, ACS (February 2000 to present); and Controller, various
(1966)	Treasurer and	American Century funds (1997 to September 2006)
Chief Financial
Officer since 2006
David Reinmiller	Vice President	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC
(1963)	since 2000	(January 2001 to present); Chief Compliance Officer, American Century funds, ACIM and ACGIM (January 2001 to February 2005). Also serves as
Vice President, ACIM, ACGIM and ACS
Ward Stauffer	Secretary	Attorney, ACC (June 2003 – Present)
(1960)	since 2005

The SAI has additional information about the funds’ directors and is available without charge, upon request, by calling 1-800-345-2021.

Board Approval of Management Agreements

American Century Investment Management, Inc. (“ACIM” or the “Advisor”) currently serves as investment advisor to the Funds under an interim management agreement (the “Interim Management Agreement”) between the Advisor and the Funds approved by the Funds’ Board of Directors (the “Board”). The Advisor previously served as investment advisor to the Funds pursuant to a management agreement (the “Prior Management Agreement”) that terminated in accordance with its terms on February 16, 2010, as a result of a change of control of the Advisor’s parent company, American Century Companies, Inc. (“ACC”). The change in control occurred as the result of a change in the trustee of a trust created by James E. Stowers, Jr., the founder of American Century Investments, which holds shares representing a significant interest in ACC stock. Mr. Stowers previously served as the trustee of the trust. On February 16, 2010, Richard W. Brown, Co-Chairman of ACC with Mr. Stowers, became the trustee in accordance with the terms of the trust and Mr. Stowers’ long-standing estate and succession plan.

On February 18, 2010, the Board approved the Interim Management Agreement in accordance with Rule 15a-4 under the Investment Company Act to ensure continued management of the Funds by the Advisor after the termination of the Prior Management Agreement and until shareholder approval of a new management agreement (the “Proposed Management Agreement”) as required under the Act. The Board has approved the Proposed Management Agreement and has recommended its approval to shareholders. Fund shareholders are scheduled to consider approval of the Proposed Management Agreement at a meeting to be held on June 16, 2010.

The Interim Management Agreement and the Proposed Management Agreement are substantially identical to the Prior Management Agreement except for their effective dates and the termination provisions of the Interim Management Agreement. Under the Interim and Proposed Management Agreements, the Advisor will provide the same services to the Funds and receive the same compensation rate as under the Prior Management Agreement.

Basis for Board Approval of Interim Management Agreement

In considering the approval of the Interim Management Agreement, Rule 15a-4 requires the Board to approve the contract within ten business days of the termination of the prior agreement and to determine that the compensation to be received under the interim agreement is no greater than would have been received under the prior agreement. In connection with the approval, the Board noted that it oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Funds, shareholder services, audit and compliance functions and a variety of other matters relating to the Funds’ operations.

In evaluating the Interim Management Agreement, the Board, assisted by the advice of its independent legal counsel, considered a number of factors in addition to those required by the rule with no one factor being determinative to its analysis. Among the factors considered by the Board were the circumstances and effect of the change of control, the fact that the Advisor will provide the same services and receive the same compensation rate as under the Prior Management Agreements, and that the change of control did not result in a change of the personnel managing the Funds. Upon completion of its analysis, the Board approved the Interim Management Agreement, determining that the continued management of the Funds by the Advisor was in the best interests of the Funds and Fund shareholders.

Basis for Board Approval of Proposed Management Agreement

At a meeting held on March 29, 2010, after considering all information presented, the Board approved, and determined to recommend that shareholders approve, the Proposed Management Agreement. In connection with that approval, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Funds and services provided to the Funds by the Advisor. The Board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Funds, shareholder services, audit and compliance functions and a variety of other matters relating to the Funds’ operations. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services provided to the Funds;

• the wide range of programs and services the Advisor provides to the Funds and their shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the Advisor;

• data comparing the cost of owning the Funds to the cost of owning similar funds;

• the fact that there will be no changes to the fees, services, or personnel who provide such services as compared to the Prior Management Agreement;

• data comparing the Funds’ performance to appropriate benchmarks and/ or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the Funds to the Advisor and the overall profitability of the Advisor;

• data comparing services provided and charges to the Funds with those for other non-fund investment management clients of the Advisor; and

• consideration of collateral or “fall-out” benefits derived by the Advisor from the management of the Funds and potential sharing of economies of scale in connection with the management of the Funds.

The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In particular, the Board recognized that shareholders may have invested in the Funds on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Funds.

The Board considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent legal counsel, and evaluated such information for each Fund. The Board did not identify any single factor as being all-important or controlling, and each Board member may have attributed different levels of importance to different factors. In deciding to approve the Proposed Management Agreement under the terms ultimately determined by the Board to be appropriate, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services—Generally. Under the Proposed Management Agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Funds. The Board noted that under the Proposed Management Agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

• constructing and designing the Funds

• portfolio research and security selection

• initial capitalization/funding

• securities trading

• Fund administration

• custody of Fund assets

• daily valuation of each Fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment.

Investment Management Services. The investment management services provided to the Funds are complex and provide Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. As a part of its general oversight and in evaluating investment performance, the Board expects the Advisor to manage each Fund in accordance with its investment objectives and approved strategies. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for each Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the underperforming Fund receives special reviews until performance improves, during which time the Board discusses with the Advisor the reasons for such underperformance and any efforts being undertaken to improve performance.

Shareholder and Other Services. Under the Proposed Management Agreement, the Advisor will also provide the Funds with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through the various committees of the Board, regularly reviews reports and evaluations of such services. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

Costs of Services Provided and Profitability. The Advisor provided detailed information concerning its cost of providing various services to the Funds, its profitability in managing the Funds, its overall profitability, and its financial condition. The Board reviewed with the Advisor the methodology used to prepare this financial information. The Board has also reviewed with the Advisor its methodology for compensating the investment professionals that provide services to the Funds as well as compensation to the five highest paid personnel of the Advisor. This financial information regarding the Advisor is considered in order to evaluate the Advisor’s financial condition, its ability to continue to provide services under the Proposed Management Agreement, and the reasonableness of the proposed management fees. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Funds.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. It noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Funds. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the Advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Board seeks to evaluate economies of scale by reviewing information, such as year-over-year profitability of the Advisor generally, the profitability of its management of each Fund specifically, and the expenses incurred by the Advisor in providing various functions to the Funds. The Board believes the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, fee breakpoints as each Fund increases in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services.

Comparison to Fees of Funds not Managed by the Advisor. Both the Prior and Proposed Management Agreements provide that the Funds pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Funds, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Funds’ Independent Trustees (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties that provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Funds and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing each Fund’s unified fee to the total expense ratios of similar funds not managed by the Advisor. The Board concluded that the management fee to be paid by each Fund to the Advisor under the Proposed Management Agreement is reasonable in light of the services to be provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the Funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Funds. The Board analyzed this information and concluded that the fees charged and services provided to the Funds were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Funds. The Board concluded that the Advisor’s primary business is managing mutual funds and it generally does not use Fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute Fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Funds, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the Funds to determine breakpoints in each Fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusion of the Board. As a result of this process, the Board, in the absence of particular circumstances and assisted by the advice of its independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the Proposed Management Agreement be approved and recommended its approval to Fund shareholders.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the funds’ investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling 1-800-345-2021.

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Lipper Equity Income Funds Index is an equally-weighted index of, typically, the 30 largest equity income mutual funds that purchase securities of companies of all market capitalizations.

The Lipper Multi-Cap Value Funds Index is an equally-weighted index of, typically, the 30 largest mutual funds that use a value investment strategy to purchase securities of companies of all market capitalizations.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 3000® Value Index measures the performance of those Russell 3000 Index companies (the 3,000 largest U.S. companies based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Value Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock’s weight in the index is proportionate to its market value. Created by Standard & Poor’s, it is considered to be a broad measure of U.S. stock market performance.

Notes

Notes

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Capital Portfolios, Inc.
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1005
CL-ANN-68270N

Annual Report
March 31, 2010

American Century Investments®

Real Estate Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
U.S. Stock Index Returns	4

Real Estate

Performance	5
Portfolio Commentary	7
Top Ten Holdings	9
Industry Allocation	9
Types of Investments in Portfolio	9

Shareholder Fee Example	10

Financial Statements

Schedule of Investments	12
Statement of Assets and Liabilities	14
Statement of Operations	16
Statement of Changes in Net Assets	17
Notes to Financial Statements	18
Financial Highlights	25
Report of Independent Registered Public Accounting Firm	31

Other Information

Management	32
Board Approval of Management Agreements	36
Additional Information	42
Index Definitions	43

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended March 31, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Fellow Shareholders,

The principal event at a recent board meeting was the retirement of Jim Stowers, Jr. from the American Century Mutual Funds Kansas City board. This was one of those times when you felt like you were living a historical moment. Jim founded what was known as Twentieth Century Mutual Funds over 50 years ago. Through the years, his number one priority has been to “Put Investors First!” The board presented Jim with a resolution acknowledging that, by building a successful investment company, he has impacted the lives of many by helping them on the path to financial success.

We respect Jim’s decision to focus his energy on the Stowers Institute for Medical Research and American Century Companies, Inc. (ACC), the parent company of the funds’ investment advisors. The pioneering medical research that Jim and his wife Virginia have made possible through the Institute should enrich the lives of millions in the future.

Shortly after his retirement from the board, we received word that Jim—who celebrated his 86th birthday in January—was hospitalized after experiencing a fall during his regular exercise regimen. While Jim has made steady progress toward recovery, this potentially serious incident resulted in the activation of his long-standing estate and business succession plan. Under the terms of the plan, ACC’s co-chairman Richard W. Brown succeeded Jim as trustee of a trust that holds a significant interest in ACC stock. While less than a majority interest, the trust is presumed to control the funds’ investment advisors under the Investment Company Act of 1940. This change triggered the need for a shareholder proxy to approve new management and subadvisory agreements for the funds. If you have not already responded, I encourage you to take the time to read the proxy materials and send your vote as soon as possible.

On behalf of the board, I want to once again thank Jim for his mutual fund board service and wish him a speedy recovery. More than three years ago, Jim and Richard Brown installed a strong and effective leadership team at American Century Investments and I look forward to continuing to work with them on behalf of fund shareholders. And while Jim no longer sits on the fund board, the inherent optimism captured by his favorite catch phrase—“The best is yet to be”—still resonates with all of us who have the privilege of serving you. I invite you to send your comments, questions or concerns to me at dhpratt@fundboardchair.com.

3

Market Perspective

By Enrique Chang, Chief Investment Officer, American Century Investments

A Remarkable Recovery for Stocks

The U.S. stock market generated a very strong return for the year ended March 31, 2010, enjoying one of its best 12-month performances since 1983 (see the table below). The market’s extraordinary advance was driven by growing signs of economic recovery following a severe recession in late 2008 and early 2009.

The reporting period began shortly after the stock market hit its lowest point in 13 years, weighed down by the Great Recession—the worst economic downturn since the 1930s. Since then, however, the economic environment has improved markedly, providing support to the equity market. An increase in manufacturing activity, improving consumer spending, and signs of stabilization in the housing sector helped the U.S. economy post positive economic growth in the second half of 2009 after a year of declining output. The major exception to the favorable economic data was employment—job losses continued to mount and the unemployment rate remained persistently elevated throughout the 12-month period.

Stocks also got a lift from corporate earnings, which consistently exceeded expectations during the reporting period. The improvement in corporate profits occurred despite flat-to-declining revenues as businesses managed their cost structure more effectively, successfully lowering expenses.

Better economic data and rising corporate profits helped the stock market bounce back sharply throughout the reporting period, producing tremendous gains—the broad stock indexes delivered returns of more than 50% for the 12 months. Mid-cap stocks posted the best results, followed by small-and large-cap shares, while value-oriented issues outpaced growth across all market capitalizations.

Bumps in the Road

Although we appear to be on a path to economic recovery, there are still likely to be bumps in the road before we can put the Great Recession firmly behind us. We are still facing an unemployment rate near 10%, a fragile financial sector, and enormous fiscal deficits. In addition, consumers and businesses are continuing to deleverage, which is likely to limit any improvements in retail and corporate spending. As a result, we expect a slower and longer road to prosperity than in past recoveries.

U.S. Stock Index Returns
For the 12 months ended March 31, 2010
Russell 1000 Index (Large-Cap)	51.60%	Russell 2000 Index (Small-Cap)	62.76%
Russell 1000 Growth Index	49.75%	Russell 2000 Growth Index	60.32%
Russell 1000 Value Index	53.56%	Russell 2000 Value Index	65.07%
Russell Midcap Index	67.71%
Russell Midcap Growth Index	63.00%
Russell Midcap Value Index	72.41%

4

Performance

Real Estate

Total Returns as of March 31, 2010
			Average Annual Returns
	Ticker				Since	Inception
	Symbol	1 year(1)	5 years	10 years	Inception	Date
Investor Class	REACX	107.30%	2.00%	10.68%	10.23%	9/21/95(2)
MSCI US REIT Index	—	110.46%	3.77%	11.20%	9.96%(3)	—
Institutional Class	REAIX	107.71%	2.20%	10.89%	8.05%	6/16/97
A Class(4)	AREEX					10/6/98
No sales charge*		106.76%	1.74%	10.41%	9.47%
With sales charge*		94.79%	0.54%	9.76%	8.90%
B Class	ARYBX					9/28/07
No sales charge*		105.35%	—	—	-14.83%
With sales charge*		101.35%	—	—	-16.37%
C Class	ARYCX	105.21%	—	—	-14.81%	9/28/07
R Class	AREWX	106.38%	—	—	-14.40%	9/28/07
*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75%
maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	The performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.
(2)	The inception date for RREEF Real Estate Securities Fund, Real Estate’s predecessor. That fund merged with Real Estate on 6/13/97 and Real
Estate was first offered to the public on 6/16/97.
(3)	Since 9/30/95, the date nearest the Investor Class’s inception for which data are available.
(4)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund may be subject to certain risks similar to those associated with direct investment in real estate including but not limited to: local or regional economic conditions, changes in zoning laws, changes in property values, property tax increases, overbuilding, increased competition, environmental contamination, natural disasters and interest rate risk.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Real Estate

Total Annual Fund Operating Expenses
	Institutional
Investor Class	Class	A Class	B Class	C Class	R Class
1.15%	0.95%	1.40%	2.15%	2.15%	1.65%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund may be subject to certain risks similar to those associated with direct investment in real estate including but not limited to: local or regional economic conditions, changes in zoning laws, changes in property values, property tax increases, overbuilding, increased competition, environmental contamination, natural disasters and interest rate risk.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

6

Portfolio Commentary

Real Estate

Portfolio Manager: Steven Brown

Performance Summary

The Real Estate fund posted a total return of 107.30%* for the 12 months ended March 31, 2010. It was the fund’s best fiscal-year return ever. By comparison, the Morgan Stanley Capital International US REIT Index (the fund’s benchmark) returned 110.46%, while the S&P 500 Index** (a broad stock market measure) returned 49.77%.

REIT Market Overview

As the triple-digit returns of the fund and its benchmark index indicate, real estate investment trusts (REITs) enjoyed one of the strongest 12-month performances in the history of the asset class. In late 2008 and early 2009, a severe economic downturn and a liquidity crisis in the credit markets sent REITs down sharply. By the beginning of the reporting period, many were trading at 40–50% discounts to their underlying property values. Since then, however, REITs staged a tremendous rebound as evidence of a burgeoning economic recovery gained momentum.

REITs also benefited from their ability to raise capital. In the spring of 2009, many REITs issued equity to help pay off near-term debt maturities. As the credit markets began to thaw in the second half of 2009, REITs were able to refinance existing debt and raise additional capital. As a result, the most highly leveraged REITs—which were hit hardest in the downturn—generated the best returns during the recovery. This dynamic provided a strong boost to smaller-cap REITs, which outperformed mid- and large-cap REITs for the 12-month period.

All segments of the REIT market posted robust returns during the period, but the top performers were those with the greatest economic sensitivity, such as hotels and regional shopping malls. In contrast, the more-defensive health care segment lagged the overall REIT market.

Portfolio Positioning

Despite a return of more than 107% for the reporting period, the Real Estate fund trailed the performance of its benchmark index. The primary factor behind this underperformance was our emphasis on the larger-cap segment of the REIT market, which meant the fund had limited exposure to the smaller-cap REITs that were the performance leaders for the 12-month period.

* All fund returns referenced in this commentary are for Investor Class shares.
**The S&P 500 returned 1.92% and -0.65% for the five- and ten-year periods ended March 31, 2010, respectively. Data provided by Lipper Inc. —
A Reuters Company. © 2010 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

7

Real Estate

On the positive side, we participated in many recovery stories during the period. As it became clear that the worst of the economic downturn was behind us, we shifted into more cyclical REITs that were poised to benefit from an economic recovery. In particular, we added a number of hotel REITs and regional mall REITs, which tend to have the most economic sensitivity. We also gradually increased our exposure to smaller-cap REITs, with a focus on those trading at discounts to their underlying property values.

Winners and Losers

Stock selection among office and apartment REITs had a negative impact on performance versus the benchmark. The biggest individual detractors were defensive REITs that held up well during the downturn but lagged during the rebound. Examples included Digital Realty Trust, which runs computer-data centers for corporations, and American Campus Communities, which owns and operates student housing properties.

Stock selection was most successful among retail REITs, led by Kimco Realty and Macerich. Kimco, which owns primarily strip malls, benefited from efforts to strengthen its balance sheet as the company issued equity and used the proceeds to reduce debt. Macerich also raised capital to pay down debt, and its ownership of regional shopping malls contributed to its strong return.

A Look Ahead

The investment opportunity set for 2010 continues to improve. We believe that the U.S. economy will grow by 3–4% this year. As a result, we are focusing our investments on real estate with short-duration leases, such as hotels, self-storage facilities, and apartments.

Improvement in the debt markets has also been a positive factor for REITs. Many financial institutions have returned to lending for commercial real estate, and the growth in lending activity has increased the value of many types of commercial real estate. REITs with sizable levels of debt—which had been a negative factor—are now in better negotiating positions with their lenders.

In addition, commercial real estate continues to trade at a discount to replacement value, and REITs are particularly well suited to take advantage of acquisition opportunities because of their access to the capital markets and relatively intact management teams. We are emphasizing publicly traded real estate companies that have been active in acquiring properties.

Many studies indicate that net commercial construction activity will average less than 1% a year between 2010 and 2012, while demand growth over this period is expected to average more than 2% annually. This bodes well for rising occupancy levels, which would likely be followed by higher rental rates. We are investing in REITs that have the strong potential for upward movement in leasing rates.

Finally, the promising outlook for the REIT market gives us confidence that we will see a resumption of dividend growth, which in the past has averaged approximately 4% annually.

8

Real Estate

Top Ten Holdings
% of net assets as of 3/31/10
Simon Property Group, Inc.	9.4%
Public Storage	6.2%
Vornado Realty Trust	5.7%
Boston Properties, Inc.	5.4%
Equity Residential	4.7%
Host Hotels & Resorts, Inc.	4.7%
Kimco Realty Corp.	3.9%
Ventas, Inc.	3.8%
AvalonBay Communities, Inc.	3.4%
HCP, Inc.	3.2%

Industry Allocation
% of net assets as of 3/31/10
Specialized REITs	26.0%
Retail REITs	23.9%
Office REITs	16.5%
Residential REITs	14.4%
Industrial REITs	5.7%
Diversified REITs	5.7%
Hotels, Resorts & Cruise Lines	2.2%
Health Care Facilities	1.2%
Real Estate Operating Companies	1.0%
Diversified Real Estate Activities	1.0%
Real Estate Services	0.8%
Casinos & Gaming	0.7%
Homebuilding	0.5%
Other Assets and Liabilities	0.4%

Types of Investments in Portfolio
% of net assets as of 3/31/10
Common Stocks	99.6%
Other Assets and Liabilities	0.4%

9

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2009 to March 31, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

10

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	10/1/09	3/31/10	10/1/09 – 3/31/10	Expense Ratio*
Actual
Investor Class	$1,000	$1,194.40	$6.35	1.16%
Institutional Class	$1,000	$1,195.40	$5.25	0.96%
A Class	$1,000	$1,192.60	$7.71	1.41%
B Class	$1,000	$1,188.90	$11.79	2.16%
C Class	$1,000	$1,188.80	$11.79	2.16%
R Class	$1,000	$1,191.40	$9.07	1.66%
Hypothetical
Investor Class	$1,000	$1,019.15	$5.84	1.16%
Institutional Class	$1,000	$1,020.14	$4.84	0.96%
A Class	$1,000	$1,017.90	$7.09	1.41%
B Class	$1,000	$1,014.16	$10.85	2.16%
C Class	$1,000	$1,014.16	$10.85	2.16%
R Class	$1,000	$1,016.65	$8.35	1.66%
*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

11

Schedule of Investments

Real Estate

MARCH 31, 2010

	Shares	Value		Shares	Value
Common Stocks — 99.6%			RESIDENTIAL REITs — 14.4%
			American Campus
CASINOS & GAMING — 0.7%			Communities, Inc.	332,409	$ 9,194,433
MGM Mirage(1)	532,535	$ 6,390,420
			Apartment Investment &
DIVERSIFIED REAL ESTATE ACTIVITIES — 1.0%			Management Co., Class A	431,500	7,943,915
Brookfield Asset			AvalonBay Communities, Inc.	365,963	31,600,905
Management, Inc., Class A	366,700	9,321,514	Equity LifeStyle
DIVERSIFIED REITs — 5.7%			Properties, Inc.	129,800	6,993,624
Vornado Realty Trust	700,986	53,064,640	Equity Residential	1,132,900	44,353,035
HEALTH CARE FACILITIES — 1.2%			Essex Property Trust, Inc.	142,800	12,844,860
Emeritus Corp.(1)	556,405	11,322,842	Mid-America Apartment
HOMEBUILDING — 0.5%			Communities, Inc.	159,768	8,274,385
Lennar Corp., Class A	271,939	4,680,070	Post Properties, Inc.	363,769	8,010,193
HOTELS, RESORTS & CRUISE LINES — 2.2%			UDR, Inc.	276,679	4,880,618
Choice Hotels					134,095,968
International, Inc.	206,300	7,181,303	RETAIL REITs — 23.9%
Intercontinental Hotels			Developers Diversified
Group plc	185,700	2,908,173	Realty Corp.	1,539,355	18,733,950
Marriott International, Inc.,			Equity One, Inc.	481,134	9,088,621
Class A	313,504	9,881,646	Federal Realty
Starwood Hotels & Resorts			Investment Trust	155,702	11,336,663
Worldwide, Inc.	20,000	932,800	General Growth
		20,903,922	Properties, Inc.	153,845	2,475,366
INDUSTRIAL REITs — 5.7%			Kimco Realty Corp.	2,315,103	36,208,211
AMB Property Corp.	926,800	25,246,032	Macerich Co. (The)	428,089	16,400,090
DCT Industrial Trust, Inc.	2,475,777	12,948,314	Pennsylvania Real Estate
ProLogis	1,162,447	15,344,300	Investment Trust	37,100	462,637
		53,538,646	Regency Centers Corp.	617,600	23,141,472
OFFICE REITs — 16.5%			Simon Property Group, Inc.	1,042,974	87,505,519
Alexandria Real Estate			Tanger Factory
Equities, Inc.	270,600	18,292,560	Outlet Centers	85,428	3,687,072
BioMed Realty Trust, Inc.	623,785	10,317,404	Taubman Centers, Inc.	45,700	1,824,344
Boston Properties, Inc.	672,269	50,715,974	Weingarten Realty Investors	590,263	12,726,070
Corporate Office					223,590,015
Properties Trust	313,579	12,583,925	SPECIALIZED REITs — 26.0%
Digital Realty Trust, Inc.	448,550	24,311,410	Chesapeake Lodging Trust(1)	220,060	4,284,568
HRPT Properties Trust	1,445,203	11,243,679	HCP, Inc.	913,498	30,145,434
Mack-Cali Realty Corp.	67,000	2,361,750	Health Care REIT, Inc.	531,034	24,018,668
SL Green Realty Corp.	428,818	24,558,407	Hersha Hospitality Trust	2,194,186	11,365,884
		154,385,109	Host Hotels & Resorts, Inc.	2,968,662	43,490,898
REAL ESTATE OPERATING COMPANIES — 1.0%			LaSalle Hotel Properties	357,420	8,327,886
Forest City Enterprises, Inc.,			Nationwide Health
Class A(1)	669,378	9,645,737	Properties, Inc.	195,900	6,885,885
REAL ESTATE SERVICES — 0.8%			Omega Healthcare
CB Richard Ellis Group, Inc.,			Investors, Inc.	593,100	11,559,519
Class A(1)	458,500	7,267,225	Pebblebrook Hotel Trust(1)	215,899	4,540,356
			Public Storage	634,489	58,366,643

12

Real Estate

	Shares	Value	Notes to Schedule of Investments
Sovran Self Storage, Inc.	54,200	$ 1,889,412	REIT = Real Estate Investment Trust
U-Store-It Trust	390,853	2,814,142	(1) Non-income producing.
Ventas, Inc.	750,861	35,650,880
		243,340,175	Industry classifications are unaudited.
TOTAL INVESTMENT
SECURITIES — 99.6%
(Cost $637,545,288)		931,546,283
			See Notes to Financial Statements.
OTHER ASSETS
AND LIABILITIES — 0.4%		3,580,033
TOTAL NET ASSETS — 100.0%		$935,126,316

13

Statement of Assets and Liabilities

MARCH 31, 2010
Assets
Investment securities, at value (cost of $637,545,288)	$931,546,283
Receivable for investments sold	13,977,908
Receivable for capital shares sold	1,242,868
Dividends and interest receivable	2,701,145
949,468,204

Liabilities
Disbursements in excess of demand deposit cash	1,592,184
Payable for investments purchased	9,771,224
Payable for capital shares redeemed	2,082,199
Accrued management fees	866,376
Distribution fees payable	642
Service fees (and distribution fees — A Class and R Class) payable	29,263
14,341,888

Net Assets	$935,126,316

See Notes to Financial Statements.

14

MARCH 31, 2010
Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,442,066,445
Undistributed net investment income	959,281
Accumulated net realized loss on investment and foreign currency transactions	(801,901,252)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	294,001,842
$ 935,126,316

Investor Class, $0.01 Par Value
Net assets	$565,462,804
Shares outstanding	35,807,842
Net asset value per share	$15.79

Institutional Class, $0.01 Par Value
Net assets	$230,108,737
Shares outstanding	14,551,395
Net asset value per share	$15.81

A Class, $0.01 Par Value
Net assets	$138,037,082
Shares outstanding	8,728,431
Net asset value per share	$15.81
Maximum offering price (net asset value divided by 0.9425)	$16.77

B Class, $0.01 Par Value
Net assets	$91,138
Shares outstanding	5,790
Net asset value per share	$15.74

C Class, $0.01 Par Value
Net assets	$982,741
Shares outstanding	62,378
Net asset value per share	$15.75

R Class, $0.01 Par Value
Net assets	$443,814
Shares outstanding	28,127
Net asset value per share	$15.78

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED MARCH 31, 2010
Investment Income (Loss)
Income:
Dividends (including $173,680 from affiliates and net of foreign taxes withheld of $77,012)	$ 27,226,603
Interest	156,529
27,383,132

Expenses:
Management fees	8,942,602
Distribution fees:
B Class	452
C Class	5,109
Service fees:
B Class	151
C Class	1,703
Distribution and service fees:
A Class	306,708
R Class	1,391
Directors’ fees and expenses	33,310
Other expenses	85
9,291,511

Net investment income (loss)	18,091,621

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment and foreign currency transactions
(including $(715,497) from affiliates)	47,877,830

Change in net unrealized appreciation (depreciation) on investments
and translation of assets and liabilities in foreign currencies	476,236,140

Net realized and unrealized gain (loss)	524,113,970

Net Increase (Decrease) in Net Assets Resulting from Operations	$542,205,591

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2010 AND MARCH 31, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$ 18,091,621	$ 29,937,040
Net realized gain (loss)	47,877,830	(709,628,436)
Change in net unrealized appreciation (depreciation)	476,236,140	(201,518,566)
Net increase (decrease) in net assets resulting from operations	542,205,591	(881,209,962)

Distributions to Shareholders
From net investment income:
Investor Class	(12,367,077)	(18,036,728)
Institutional Class	(4,550,792)	(5,022,497)
A Class	(2,618,436)	(4,021,393)
B Class	(820)	(935)
C Class	(8,551)	(8,260)
R Class	(5,149)	(3,361)
Decrease in net assets from distributions	(19,550,825)	(27,093,174)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(138,672,672)	140,914,237

Net increase (decrease) in net assets	383,982,094	(767,388,899)

Net Assets
Beginning of period	551,144,222	1,318,533,121
End of period	$ 935,126,316	$ 551,144,222

Undistributed net investment income	$959,281	$2,631,492

See Notes to Financial Statements.

17

Notes to Financial Statements

MARCH 31, 2010

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Real Estate Fund (the fund) is one fund in a series issued by the corporation. The fund is nondiversified under the 1940 Act. The fund’s investment objective is to seek high total investment return through a combination of capital appreciation and current income. The fund pursues its objective by investing primarily in securities issued by real estate investment trusts and in the securities of companies which are principally engaged in the real estate industry. The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

18

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

When-Issued — The fund may engage in securities transactions on a when-issued basis. Under these arrangements, the securities’ prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2007. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

19

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — In preparing the financial statements, management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule for the fund ranges from 1.05% to 1.20% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.20% less at each point within the range. The effective annual management fee for each class of the fund for the year ended March 31, 2010 was 0.96% for the Institutional Class and 1.16% for the Investor Class, A Class, B Class, C Class and R Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and the C Class will each pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plan during the year ended March 31, 2010, are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

20

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended March 31, 2010, were $1,862,408,322 and $1,988,700,392, respectively.

4. Capital Share Transactions

Transactions in shares of the fund were as follows:
	Year ended March 31, 2010		Year ended March 31, 2009
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	125,000,000		125,000,000
Sold	13,756,354	$ 163,922,813	23,041,568	$ 344,222,905
Issued in reinvestment of distributions	882,720	10,795,798	1,295,267	16,120,892
Redeemed	(25,186,666)	(300,987,364)	(17,852,701)	(265,309,245)
	(10,547,592)	(126,268,753)	6,484,134	95,034,552
Institutional Class/Shares Authorized	50,000,000		50,000,000
Sold	4,434,279	53,898,381	6,476,609	89,803,524
Issued in reinvestment of distributions	290,226	3,669,953	348,202	4,415,072
Redeemed	(3,562,186)	(42,977,266)	(2,694,016)	(38,510,197)
	1,162,319	14,591,068	4,130,795	55,708,399
A Class/Shares Authorized	50,000,000		50,000,000
Sold	3,722,369	45,104,605	5,175,979	80,644,085
Issued in reinvestment of distributions	208,901	2,564,343	323,244	3,929,378
Redeemed	(6,031,790)	(75,038,635)	(6,356,365)	(95,269,021)
	(2,100,520)	(27,369,687)	(857,142)	(10,695,558)
B Class/Shares Authorized	10,000,000		20,000,000
Sold	2,736	34,074	4,472	58,511
Issued in reinvestment of distributions	70	811	83	935
Redeemed	(2,216)	(24,955)	(868)	(10,981)
	590	9,930	3,687	48,465
C Class/Shares Authorized	10,000,000		20,000,000
Sold	51,478	594,273	44,305	659,246
Issued in reinvestment of distributions	621	7,537	624	6,903
Redeemed	(32,603)	(385,093)	(4,927)	(68,209)
	19,496	216,717	40,002	597,940
R Class/Shares Authorized	10,000,000		20,000,000
Sold	21,462	271,578	16,579	232,799
Issued in reinvestment of distributions	401	5,031	287	3,164
Redeemed	(10,050)	(128,556)	(1,735)	(15,524)
	11,813	148,053	15,131	220,439
Net increase (decrease)	(11,453,894)	$(138,672,672)	9,816,607	$ 140,914,237

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5. Affiliated Company Transactions

If a fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is affiliated as defined in the 1940 Act. A summary of transactions for each company which is or was an affiliate at or during the year ended March 31, 2010, follows:

March 31, 2009						March 31, 2010
	Share	Purchases	Sales	Realized	Dividend	Share	Market
Company	Balance	Cost	Cost	Gain (Loss)	Income	Balance	Value
Parkway Properties, Inc.(1)	—	$13,367,936	$13,367,936	($715,497)	$173,680	—	—(1)
(1) Company not an affiliate at March 31, 2010.

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities as of March 31, 2010. The Schedule of Investments provides additional details on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Total Value of Investment Securities	$928,638,110	$2,908,173	—

7. Risk Factors

The fund concentrates its investments in a narrow segment of the total market. Because of this, the fund is subject to certain additional risks as compared to investing in a more diversified portfolio of investments. The fund may be subject to certain risks similar to those associated with direct investment in real estate including but not limited to: local or regional economic conditions, changes in zoning laws, changes in property values, property tax increases, overbuilding, increased competition, environmental contamination, natural disasters, and interest rate risk.

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8. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the year ended March 31, 2010, the fund did not utilize the program.

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2010 and March 31, 2009 were as follows:

	2010	2009
Distributions Paid From
Ordinary income	$19,550,825	$27,025,737
Long-term capital gains	—	$67,437

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2010, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$762,350,099
Gross tax appreciation of investments	$173,323,057
Gross tax depreciation of investments	(4,126,873)
Net tax appreciation (depreciation) of investments	$169,196,184
Net tax appreciation (depreciation) on derivatives and translation of assets
and liabilities in foreign currencies	$ 847
Net tax appreciation (depreciation)	$169,197,031
Undistributed ordinary income	$959,281
Accumulated capital losses	$(676,594,036)
Capital loss deferral	$(502,405)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. The capital loss carryovers of $(206,620,499) and $(469,973,537) expire in 2017 and 2018, respectively.

The capital loss deferrals listed above represent net capital losses incurred in the five-month period ended March 31, 2010. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

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10. Recently Issued Accounting Standards

In March 2008, the Financial Accounting Standards Board (FASB) issued Accounting Standards Codification (ASC) Section 815-10 (formerly Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities —an amendment of FASB Statement No. 133”). ASC Section 815-10 is effective for interim periods beginning after November 15, 2008 and has been adopted by the fund. ASC Section 815-10 amends and expands disclosures about derivative instruments and hedging activities. ASC Section 815-10 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities.

11. Corporate Event

As part of a long-standing estate and business succession plan established by ACC Co-Chairman James E. Stowers, Jr., the founder of American Century Investments, ACC Co-Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of the fund’s advisor. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee may technically be considered a “change of control” of ACC and therefore also a change of control of the fund’s advisor even though there has been no change to their management and none is anticipated. The “change of control” resulted in the assignment of the fund’s investment advisory agreement. Under the 1940 Act, an assignment automatically terminated such agreement, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Directors approved interim investment advisory agreements under which each fund will be managed until new agreements are approved by fund shareholders. On March 29, 2010, the Board of Directors approved new investment advisory agreements. The interim agreements and the new agreements are substantially identical to the terminated agreements (with the exception of different effective and termination dates) and will not result in changes in the management of American Century Investments, the funds, their investment objectives, fees or services provided. The new agreements have been submitted to shareholders for approval at a Special Meeting of Shareholders to be held on June 16, 2010.

12. Other Tax Information (Unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2010.

For corporate taxpayers, the fund hereby designates $38,667, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2010 as qualified for the corporate dividends received deduction.

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Financial Highlights

Real Estate

Investor Class
For a Share Outstanding Throughout the Years Ended March 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$7.80	$21.67	$31.37	$29.00	$23.24
Income From Investment Operations
Net Investment Income (Loss)(1)	0.28	0.46	0.43	0.53	0.53
Net Realized and Unrealized Gain (Loss)	8.01	(13.91)	(5.53)	5.70	8.44
Total From Investment Operations	8.29	(13.45)	(5.10)	6.23	8.97
Distributions
From Net Investment Income	(0.30)	(0.42)	(0.51)	(0.49)	(0.49)
From Net Realized Gains	—	—	(4.09)	(3.37)	(2.72)
Total Distributions	(0.30)	(0.42)	(4.60)	(3.86)	(3.21)
Net Asset Value, End of Period	$15.79	$7.80	$21.67	$31.37	$29.00

Total Return(2)	107.30%	(62.80)%	(16.60)%	22.02%	40.65%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.16%	1.15%	1.14%	1.13%	1.15%
Ratio of Net Investment Income (Loss)
to Average Net Assets	2.24%	2.87%	1.60%	1.72%	2.00%
Portfolio Turnover Rate	236%	109%	153%	197%	177%
Net Assets, End of Period (in thousands)	$565,463	$361,510	$864,011	$1,590,428	$986,526
(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

25

Real Estate

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$7.81	$21.71	$31.41	$29.03	$23.25
Income From Investment Operations
Net Investment Income (Loss)(1)	0.30	0.50	0.48	0.59	0.59
Net Realized and Unrealized Gain (Loss)	8.03	(13.94)	(5.54)	5.71	8.45
Total From Investment Operations	8.33	(13.44)	(5.06)	6.30	9.04
Distributions
From Net Investment Income	(0.33)	(0.46)	(0.55)	(0.55)	(0.54)
From Net Realized Gains	—	—	(4.09)	(3.37)	(2.72)
Total Distributions	(0.33)	(0.46)	(4.64)	(3.92)	(3.26)
Net Asset Value, End of Period	$15.81	$7.81	$21.71	$31.41	$29.03

Total Return(2)	107.71%	(62.73)%	(16.44)%	22.27%	40.99%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	0.96%	0.95%	0.94%	0.93%	0.95%
Ratio of Net Investment Income (Loss)
to Average Net Assets	2.44%	3.07%	1.80%	1.92%	2.20%
Portfolio Turnover Rate	236%	109%	153%	197%	177%
Net Assets, End of Period (in thousands)	$230,109	$104,565	$200,982	$379,044	$242,745
(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

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Real Estate

A Class(1)
For a Share Outstanding Throughout the Years Ended March 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$7.81	$21.69	$31.41	$29.04	$23.26
Income From Investment Operations
Net Investment Income (Loss)(2)	0.24	0.42	0.36	0.45	0.46
Net Realized and Unrealized Gain (Loss)	8.02	(13.94)	(5.53)	5.71	8.46
Total From Investment Operations	8.26	(13.52)	(5.17)	6.16	8.92
Distributions
From Net Investment Income	(0.26)	(0.36)	(0.46)	(0.42)	(0.42)
From Net Realized Gains	—	—	(4.09)	(3.37)	(2.72)
Total Distributions	(0.26)	(0.36)	(4.55)	(3.79)	(3.14)
Net Asset Value, End of Period	$15.81	$7.81	$21.69	$31.41	$29.04

Total Return(3)	106.76%	(62.88)%	(16.84)%	21.70%	40.37%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.41%	1.40%	1.39%	1.38%	1.40%
Ratio of Net Investment Income (Loss)
to Average Net Assets	1.99%	2.62%	1.35%	1.47%	1.75%
Portfolio Turnover Rate	236%	109%	153%	197%	177%
Net Assets, End of Period (in thousands)	$138,037	$84,568	$253,419	$488,277	$331,329
(1)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

27

Real Estate

B Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010	2009	2008(1)
Per-Share Data
Net Asset Value, Beginning of Period	$7.77	$21.62	$29.12
Income From Investment Operations
Net Investment Income (Loss)(2)	0.16	0.37	0.14
Net Realized and Unrealized Gain (Loss)	7.97	(13.93)	(3.42)
Total From Investment Operations	8.13	(13.56)	(3.28)
Distributions
From Net Investment Income	(0.16)	(0.29)	(0.13)
From Net Realized Gains	—	—	(4.09)
Total Distributions	(0.16)	(0.29)	(4.22)
Net Asset Value, End of Period	$15.74	$7.77	$21.62

Total Return(3)	105.35%	(63.17)%	(11.57)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.16%	2.15%	2.14%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.24%	1.87%	1.17%(4)
Portfolio Turnover Rate	236%	109%	153%(5)
Net Assets, End of Period (in thousands)	$91	$40	$33
(1) September 28, 2007 (commencement of sale) through March 31, 2008.
(2) Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.
(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2008.

See Notes to Financial Statements.

28

Real Estate

C Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010	2009	2008(1)
Per-Share Data
Net Asset Value, Beginning of Period	$7.78	$21.62	$29.12
Income From Investment Operations
Net Investment Income (Loss)(2)	0.14	0.35	0.13
Net Realized and Unrealized Gain (Loss)	7.99	(13.90)	(3.41)
Total From Investment Operations	8.13	(13.55)	(3.28)
Distributions
From Net Investment Income	(0.16)	(0.29)	(0.13)
From Net Realized Gains	—	—	(4.09)
Total Distributions	(0.16)	(0.29)	(4.22)
Net Asset Value, End of Period	$15.75	$7.78	$21.62

Total Return(3)	105.21%	(63.12)%	(11.57)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.16%	2.15%	2.14%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.24%	1.87%	1.15%(4)
Portfolio Turnover Rate	236%	109%	153%(5)
Net Assets, End of Period (in thousands)	$983	$334	$62
(1) September 28, 2007 (commencement of sale) through March 31, 2008.
(2) Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.
(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2008.

See Notes to Financial Statements.

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Real Estate

R Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010	2009	2008(1)
Per-Share Data
Net Asset Value, Beginning of Period	$7.79	$21.65	$29.12
Income From Investment Operations
Net Investment Income (Loss)(2)	0.21	0.44	0.19
Net Realized and Unrealized Gain (Loss)	8.01	(13.96)	(3.41)
Total From Investment Operations	8.22	(13.52)	(3.22)
Distributions
From Net Investment Income	(0.23)	(0.34)	(0.16)
From Net Realized Gains	—	—	(4.09)
Total Distributions	(0.23)	(0.34)	(4.25)
Net Asset Value, End of Period	$15.78	$7.79	$21.65

Total Return(3)	106.38%	(62.98)%	(11.37)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.66%	1.65%	1.64%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.74%	2.37%	1.65%(4)
Portfolio Turnover Rate	236%	109%	153%(5)
Net Assets, End of Period (in thousands)	$444	$127	$26
(1) September 28, 2007 (commencement of sale) through March 31, 2008.
(2) Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.
(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2008.

See Notes to Financial Statements.

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Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Capital Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Real Estate Fund, one of the mutual funds constituting American Century Capital Portfolios, Inc. (the “Corporation”), as of March 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Real Estate Fund of American Century Capital Portfolios, Inc. as of March 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
May 17, 2010

31

Management

The Board of Directors

The individuals listed below serve as directors of the fund. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age may be extended or changed with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM) and American Century Global Investment Management, Inc. (ACGIM). ACIM and ACGIM are referred to collectively as the “advisors.”

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACGIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Independent Directors
Thomas A. Brown
Year of Birth: 1940
Position(s) with the Fund: Director
Length of Time Served: Since 1980
Principal Occupation(s) During the Past Five Years: Managing Member, Associated Investments,
LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)
Number of Funds in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None
Education/Other Professional Experience: BS in Mechanical Engineering, University of
Kansas; formerly, Chief Executive Officer, Associated Bearings Company; formerly,
Area Vice President, Applied Industrial Technologies (bearings and power transmission company)

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Andrea C. Hall
Year of Birth: 1945
Position(s) with the Fund: Director
Length of Time Served: Since 1997
Principal Occupation(s) During the Past Five Years: Retired as advisor to the President, Midwest
Research Institute (not-for-profit research organization) (June 2006)
Number of Funds in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None
Education/Other Professional Experience: BS in Biology, Florida State University; PhD in
Biology, Georgetown University; formerly, Senior Vice President and director of
Research Operations, Midwest Research Institute

James A. Olson
Year of Birth: 1942
Position(s) with the Fund: Director
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to
September 2006)
Number of Funds in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: Saia, Inc. and Entertainment Properties Trust
Education/Other Professional Experience: BS in Business Administration and MBA, St. Louis
University; CPA; 21 years of experience as a partner in the accounting firm of Ernst
& Young LLP

Donald H. Pratt
Year of Birth: 1937
Position(s) with the Fund: Director, Chairman of the Board
Length of Time Served: Since 1995
Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer,
Western Investments, Inc. (real estate company)
Number of Funds in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None
Education/Other Professional Experience: BS in Industrial Engineering, Wichita State
University; MBA, Harvard Business School; serves on the Board of Governors of the Independent Directors Council and Investment Company Institute; formerly,
Chairman of the Board, Butler Manufacturing Company (metal buildings producer)

Gale E. Sayers
Year of Birth: 1943
Position(s) with the Fund: Director
Length of Time Served: Since 2000
Principal Occupation(s) During the Past Five Years: President, Chief Executive Officer and
Founder, Sayers40, Inc., (technology products and services provider)
Number of Funds in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None
Education/Other Professional Experience: BS in Physical Education and M.Ed. in Educational
Administration, University of Kansas; Recipient of the Ernst & Young Entrepreneur
of the Year Award; inducted into the Chicago Entrepreneurship Hall of Fame and the National Football League Hall of Fame

33

M. Jeannine Strandjord
Year of Birth: 1945
Position(s) with the Fund: Director
Length of Time Served: Since 1994
Principal Occupation(s) During the Past Five Years: Retired, formerly, Senior Vice President,
Process Excellence, Sprint Corporation (telecommunications company)
(January 2005-September 2005)
Number of Funds in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: DST Systems Inc., Euronet Worldwide Inc., Charming
Shoppes, Inc.
Education/Other Professional Experience: BS in Business Administration and Accounting,
University of Kansas; CPA; formerly, Senior Vice President of Financial Services and
Treasurer and Chief Financial Officer, Global Markets Group; Sprint Corporation;
formerly, with the accounting firm of Ernst and Whinney

John R. Whitten
Year of Birth: 1946
Position(s) with the Fund: Director
Length of Time Served: Since 2008
Principal Occupation(s) During the Past Five Years: Project Consultant, Celanese Corp.
(industrial chemical company)
Number of Funds in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: Rudolph Technologies, Inc.
Professional Education/Experience: BS in Business Administration, Cleveland State
University; CPA; formerly, Chief Financial Officer and Treasurer, Applied Industrial
Technologies, Inc.; thirteen years of experience with accounting firm Deloitte &
Touche LLP

Interested Director
Jonathan S. Thomas
Year of Birth: 1963
Position(s) with the Fund: Director and President
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: President and Chief Executive Officer,
ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to
February 2007); Executive Vice President, ACC (November 2005 to February 2007).
Also serves as: Chief Executive Officer and Manager, American Century Services,
LLC (ACS); Executive Vice President, American Century Investment Management
(ACIM) and American Century Global Investment Management (ACGIM); Director,
ACIM, ACGIM and other ACC subsidiaries; Global Chief Operating Officer and
Managing Director, Morgan Stanley (investment management) (March 2000 to
November 2005)
Number of Funds in Fund Complex Overseen by Director: 104
Other Directorships Held by Director: None
Education/Other Professional Experience: BA in Economics, University of Massachusetts;
MBA, Boston College; formerly held senior leadership roles with Fidelity
Investments, Boston Financial Services and Bank of America; serves on the Board of
Governors of the Investment Company Institute

34

Officers

The following table presents certain information about the executive officers of the fund. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name	Offices with
(Year of Birth)	the Fund	Principal Occupation During the Past Five Years
Jonathan Thomas	Director and	President and Chief Executive Officer, ACC (March 2007 to present); Chief
(1963)	President	Administrative Officer, ACC (February 2006 to March 2007); Executive
	since 2007	Vice President, ACC (November 2005 to February 2007). Also serves as:
Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM,
ACGIM; Director, ACIM, ACGIM and other ACC subsidiaries; Global Chief
Operating Officer and Managing Director, Morgan Stanley (March 2000 to
November 2005)
Barry Fink	Executive	Chief Operating Officer and Executive Vice President, ACC (September 2007
(1955)	Vice President	to present); President, ACS (October 2007 to present); Managing Director,
	since 2007	Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley
(2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries
Maryanne Roepke	Chief Compliance	Chief Compliance Officer, American Century funds, ACIM, ACGIM and
(1956)	Officer since 2006	ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to
	and Senior Vice	August 2006); and Treasurer and Chief Financial Officer, various American
	President	Century funds (July 2000 to August 2006). Also serves as: Senior Vice
	since 2000	President, ACS
Charles	General Counsel	Attorney, ACC (February 1994 to present); Vice President, ACC (November
Etherington	since 2007 and	2005 to present), General Counsel, ACC (March 2007 to present); Also
(1957)	Senior Vice	serves as General Counsel, ACIM, ACGIM, ACS, ACIS and other ACC
	President	subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS since 2006
Robert Leach	Vice President,	Vice President, ACS (February 2000 to present); and Controller, various
(1966)	Treasurer and	American Century funds (1997 to September 2006)
Chief Financial
Officer since 2006
David Reinmiller	Vice President	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC
(1963)	since 2000	(January 2001 to present); Chief Compliance Officer, American Century funds, ACIM and ACGIM (January 2001 to February 2005). Also serves as
Vice President, ACIM, ACGIM and ACS
Ward Stauffer	Secretary	Attorney, ACC (June 2003 – Present)
(1960)	since 2005

The SAI has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

35

Board Approval of Management Agreements

American Century Investment Management, Inc. (“ACIM” or the “Advisor”) currently serves as investment advisor to the Fund under an interim management agreement (the “Interim Management Agreement”) between the Advisor and the Fund approved by the Fund’s Board of Directors (the “Board”). The Advisor previously served as investment advisor to the Fund pursuant to a management agreement (the “Prior Management Agreement”) that terminated in accordance with its terms on February 16, 2010, as a result of a change of control of the Advisor’s parent company, American Century Companies, Inc. (“ACC”). The change in control occurred as the result of a change in the trustee of a trust created by James E. Stowers, Jr., the founder of American Century Investments, which holds shares representing a significant interest in ACC stock. Mr. Stowers previously served as the trustee of the trust. On February 16, 2010, Richard W. Brown, Co-Chairman of ACC with Mr. Stowers, became the trustee in accordance with the terms of the trust and Mr. Stowers’ long-standing estate and succession plan.

On February 18, 2010, the Board approved the Interim Management Agreement in accordance with Rule 15a-4 under the Investment Company Act to ensure continued management of the Fund by the Advisor after the termination of the Prior Management Agreement and until shareholder approval of a new management agreement (the “Proposed Management Agreement”) as required under the Act. The Board has approved the Proposed Management Agreement and has recommended its approval to shareholders. Fund shareholders are scheduled to consider approval of the Proposed Management Agreement at a meeting to be held on June 16, 2010.

The Interim Management Agreement and the Proposed Management Agreement are substantially identical to the Prior Management Agreement except for their effective dates and the termination provisions of the Interim Management Agreement. Under the Interim and Proposed Management Agreements, the Advisor will provide the same services to the Fund and receive the same compensation rate as under the Prior Management Agreement.

Basis for Board Approval of Interim Management Agreement

In considering the approval of the Interim Management Agreement, Rule 15a-4 requires the Board to approve the contract within ten business days of the termination of the prior agreement and to determine that the compensation to be received under the interim agreement is no greater than would have been received under the prior agreement. In connection with the approval, the Board noted that it oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations.

In evaluating the Interim Management Agreement, the Board, assisted by the advice of its independent legal counsel, considered a number of factors in addition to those required by the rule with no one factor being determinative to its analysis. Among the factors considered by the Board were the circumstances and effect of the change of control, the fact that the Advisor will provide the same services and receive the same compensation rate as

36

under the Prior Management Agreements, and that the change of control did not result in a change of the personnel managing the Fund. Upon completion of its analysis, the Board approved the Interim Management Agreement, determining that the continued management of the Fund by the Advisor was in the best interests of the Fund and Fund shareholders.

Basis for Board Approval of Proposed Management Agreement

At a meeting held on March 29, 2010, after considering all information presented, the Board approved, and determined to recommend that shareholders approve, the Proposed Management Agreement. In connection with that approval, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and services provided to the Fund by the Advisor. The Board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services provided to the Fund;

• the wide range of programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the Advisor;

• data comparing the cost of owning the Fund to the cost of owning similar funds;

• the fact that there will be no changes to the fees, services, or personnel who provide such services as compared to the Prior Management Agreement;

• data comparing the Fund’s performance to appropriate benchmarks and/ or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the Fund to the Advisor and the overall profitability of the Advisor;

• data comparing services provided and charges to the Fund with those for other non-fund investment management clients of the Advisor; and

• consideration of collateral or “fall-out” benefits derived by the Advisor from the management of the Fund and potential sharing of economies of scale in connection with the management of the Fund.

37

The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In particular, the Board recognized that shareholders may have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

The Board considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent legal counsel, and evaluated such information for the Fund. The Board did not identify any single factor as being all-important or controlling, and each Board member may have attributed different levels of importance to different factors. In deciding to approve the Proposed Management Agreement under the terms ultimately determined by the Board to be appropriate, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the Proposed Management Agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the Proposed Management Agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

• constructing and designing the Fund

• portfolio research and security selection

• initial capitalization/funding

• securities trading

• Fund administration

• custody of Fund assets

• daily valuation of the Fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment.

38

Investment Management Services. The investment management services provided to the Fund are complex and provide Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. As a part of its general oversight and in evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the underperforming Fund receives special reviews until performance improves, during which time the Board discusses with the Advisor the reasons for such underperformance and any efforts being undertaken to improve performance.

Shareholder and Other Services. Under the Proposed Management Agreement, the Advisor will also provide the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through the various committees of the Board, regularly reviews reports and evaluations of such services. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

Costs of Services Provided and Profitability. The Advisor provided detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Board reviewed with the Advisor the methodology used to prepare this financial information. The Board has also reviewed with the Advisor its methodology for compensating the investment professionals that provide services to the Fund as well as compensation to the five highest paid personnel of the Advisor. This financial information regarding the Advisor is considered in order to evaluate the Advisor’s financial condition, its ability to continue to provide services under the Proposed Management Agreement, and the reasonableness of the proposed management fees. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

39

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. It noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the Advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Board seeks to evaluate economies of scale by reviewing information, such as year-over-year profitability of the Advisor generally, the profitability of its management of the Fund specifically, and the expenses incurred by the Advisor in providing various functions to the Fund. The Board believes the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, fee breakpoints as the Fund increases in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services.

Comparison to Fees of Funds not Managed by the Advisor. Both the Prior and Proposed Management Agreements provide that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s Independent Trustees (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties that provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of similar funds not managed by the Advisor. The Board concluded that the management fee to be paid by the Fund to the Advisor under the Proposed Management Agreement is reasonable in light of the services to be provided to the Fund.

40

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board concluded that the Advisor’s primary business is managing mutual funds and it generally does not use Fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute Fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the Fund to determine breakpoints in the Fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusion of the Board. As a result of this process, the Board, in the absence of particular circumstances and assisted by the advice of its independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the Proposed Management Agreement be approved and recommended its approval to Fund shareholders.

41

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

42

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Morgan Stanley Capital International US Real Estate Investment Trust (MSCI US REIT) Index is a market value-weighted index that tracks the daily stock price performance of equity securities of the most actively traded REITs.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

43

The Russell Midcap® Value Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock’s weight in the index is proportionate to its market value. Created by Standard & Poor’s, it is considered to be a broad measure of U.S. stock market performance.

44

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Capital Portfolios, Inc.
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1005
CL-ANN-68269N

Annual Report
March 31, 2010

American Century Investments®

Mid Cap Value Fund

Small Cap Value Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
U.S. Stock Index Returns	4

Mid Cap Value

Performance	5
Portfolio Commentary	7
Top Ten Holdings	9
Top Five Industries	9
Types of Investments in Portfolio	9

Small Cap Value

Performance	10
Portfolio Commentary	12
Top Ten Holdings	14
Top Five Industries	14
Types of Investments in Portfolio	14

Shareholder Fee Examples	15

Financial Statements

Schedule of Investments	17
Statement of Assets and Liabilities	27
Statement of Operations	29
Statement of Changes in Net Assets	30
Notes to Financial Statements	31
Financial Highlights	41
Report of Independent Registered Public Accounting Firm	51

Other Information

Management	52
Board Approval of Management Agreements	56
Additional Information	62
Index Definitions	63

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended March 31, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Fellow Shareholders,

The principal event at a recent board meeting was the retirement of Jim Stowers, Jr. from the American Century Mutual Funds Kansas City board. This was one of those times when you felt like you were living a historical moment. Jim founded what was known as Twentieth Century Mutual Funds over 50 years ago. Through the years, his number one priority has been to “Put Investors First!” The board presented Jim with a resolution acknowledging that, by building a successful investment company, he has impacted the lives of many by helping them on the path to financial success.

We respect Jim’s decision to focus his energy on the Stowers Institute for Medical Research and American Century Companies, Inc. (ACC), the parent company of the funds’ investment advisors. The pioneering medical research that Jim and his wife Virginia have made possible through the Institute should enrich the lives of millions in the future.

Shortly after his retirement from the board, we received word that Jim—who celebrated his 86th birthday in January—was hospitalized after experiencing a fall during his regular exercise regimen. While Jim has made steady progress toward recovery, this potentially serious incident resulted in the activation of his long-standing estate and business succession plan. Under the terms of the plan, ACC’s co-chairman Richard W. Brown succeeded Jim as trustee of a trust that holds a significant interest in ACC stock. While less than a majority interest, the trust is presumed to control the funds’ investment advisors under the Investment Company Act of 1940. This change triggered the need for a shareholder proxy to approve new management and subadvisory agreements for the funds. If you have not already responded, I encourage you to take the time to read the proxy materials and send your vote as soon as possible.

On behalf of the board, I want to once again thank Jim for his mutual fund board service and wish him a speedy recovery. More than three years ago, Jim and Richard Brown installed a strong and effective leadership team at American Century Investments and I look forward to continuing to work with them on behalf of fund shareholders. And while Jim no longer sits on the fund board, the inherent optimism captured by his favorite catch phrase—“The best is yet to be”—still resonates with all of us who have the privilege of serving you. I invite you to send your comments, questions or concerns to me at dhpratt@fundboardchair.com.

3

Market Perspective

By Phil Davidson, Chief Investment Officer, U.S. Value Equity

Stocks Enjoyed Bountiful Recovery

The U.S. stock market gained approximately 50% for the year ended March 31, 2010—one of its best 12-month returns in the last three decades. The key factor behind the remarkable rally in stocks was increasing confidence in a potential economic recovery.

The period began as the U.S. economy was beginning to emerge from its worst downturn since the Great Depression. Signs of economic improvement—including a pickup in industrial production, rising retail sales, and signals that the housing sector was starting to stabilize—gained momentum throughout the 12-month period, helping the U.S. economy post positive growth in the third and fourth quarters of 2009. The exception was job growth—the unemployment rate rose to its highest level since 1983 before falling back slightly toward the end of the reporting period.

Better-than-expected corporate profits also provided a boost to stocks despite sluggish revenue growth. Aggressive cost-cutting strategies across much of corporate America helped profits remain on an upward trajectory.

Value Stocks Led the Rally

Value stocks led the market’s advance, outperforming growth shares across all market capitalizations (see the table below). Many of the best-performing stocks were financially stressed companies that were able to stabilize their businesses and strengthen their balance sheets—characteristics that apply to value-oriented issues. In addition, the financial sector—a sizable component of the value universe—was one of the top-performing sectors in the equity market as many troubled financial firms were able to issue equity and deleverage.

Another recent development that has been favorable for value stocks is a resurgence of dividends. 2009 was the worst year on record for dividends in the U.S., where more than 800 companies reduced their dividend payouts by a total of $58 billion. However, in the first three months of 2010, income-oriented investors were rewarded with growing dividend payouts. In February alone, 47 companies in the S&P 500 increased their dividends or began paying them. Dividends play a central role in our efforts to reduce risk and increase total returns, and they also confirm the strength of a company’s earnings and cash flow.

U.S. Stock Index Returns
For the 12 months ended March 31, 2010
Russell 1000 Index (Large-Cap)	51.60%	Russell 2000 Index (Small-Cap)	62.76%
Russell 1000 Growth Index	49.75%	Russell 2000 Growth Index	60.32%
Russell 1000 Value Index	53.56%	Russell 2000 Value Index	65.07%
Russell Midcap Index	67.71%
Russell Midcap Growth Index	63.00%
Russell Midcap Value Index	72.41%

4

Performance

Mid Cap Value

Total Returns as of March 31, 2010
			Average Annual Returns
	Ticker			Since	Inception
	Symbol	1 year(1)	5 years	Inception	Date
Investor Class	ACMVX	57.68%	6.37%	8.02%	3/31/04
Russell Midcap Value Index(2)	—	72.41%	3.71%	6.01%	—
Institutional Class	AVUAX	58.00%	6.57%	8.56%	8/2/04
A Class(3)	ACLAX				1/13/05
No sales charge*		57.28%	6.11%	6.46%
With sales charge*		48.20%	4.86%	5.26%
C Class	ACCLX				3/1/10
No sales charge*		—	—	4.10%(4)
With sales charge*		—	—	3.10%(4)
R Class	AMVRX	56.88%	—	4.38%	7/29/05
*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75%
maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	The performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.
(2)	Data provided by Lipper Inc. – A Reuters Company. © 2010 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.
(3)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.
(4)	Total returns for periods less than one year are not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Mid Cap Value

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.01%	0.81%	1.26%	2.01%	1.51%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or 17500 visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

6

Portfolio Commentary

Mid Cap Value

Portfolio Managers: Kevin Toney, Michael Liss, and Phil Davidson

Performance Summary

Mid Cap Value returned 57.68%* for the 12 months ended March 31, 2010. By comparison, the average return for Morningstar’s Mid Cap Value category** (its performance, like Mid Cap Value’s, reflects operating expenses) was 65.78%. The fund’s benchmark, the Russell Midcap Value Index (which does not include operating expenses), was up 72.41%.

As the performance figures above indicate, the stock market staged a remarkable comeback during the reporting period. Economic conditions improved (partly in response to government stimulus programs), corporate earnings were better than expected, and improving conditions in the capital markets helped the more highly leveraged or financially strapped companies. These factors led many investors to shift into riskier assets, and many of the period’s largest gains were made by the lower-quality businesses that fared the worst during the financial crisis. That situation was at odds with Mid Cap Value’s investment approach, which emphasizes higher-quality businesses with sound balance sheets. Nonetheless, the portfolio received positive contributions in absolute terms from all 10 of the sectors in which it was invested. On a relative basis, Mid Cap Value’s underperformance was more a result of what it didn’t own rather than what it did.

Mid Cap Value is carefully managed for long-term results. Since its inception on March 31, 2004, Mid Cap Value has produced an average annual return of 8.02%, topping the returns for that period for Morningstar’s Mid Cap Value category average and the Russell Midcap Value Index (see the performance information on pages 5 and 6 or in footnotes below).

Financials Slowed Results

The portfolio’s position in the financials sector was the largest source of underperformance versus the benchmark. Although financials contributed the most to Mid Cap Value’s return, conservative security selection restrained relative progress as companies with stressed balance sheets, many of which had appeared to be on the brink of bankruptcy only months earlier, outperformed stronger, higher-quality businesses. The portfolio was significantly underweight commercial banks, a segment that returned more than 67% to the benchmark.

The portfolio’s investments were concentrated in the less-volatile insurance and thrift names, many of which did not keep pace with other financial stocks during the low-quality rally. A top detractor was global insurance broker Marsh & McLennan Companies. Marsh does not have a credit-sensitive business model and we believe it is well-positioned to benefit

* All fund returns referenced in this commentary are for Investor Class shares.
** The five-year and since inception average returns as of March 31, 2010, for Morningstar’s Mid Cap Value category were 3.34% and 4.80%, respectively. © 2010 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

7

Mid Cap Value

from regulatory changes and improving operating conditions. Another notable detractor was People’s United Financial, a conservatively run and well-capitalized thrift.

Consumer Discretionary Detracted

Relative performance was hampered by the combination of an underweight position and security selection in the consumer discretionary sector. Many of these stocks, which suffered steep declines as the recession took hold, rallied on optimism about a possible economic recovery and improving consumer sentiment. The portfolio did not own any media stocks, which outperformed as advertising revenues improved. It was also slowed by an underweight position in automakers. Mid Cap Value did not hold shares of Ford Motor, which rose nearly 378% during the period.

In addition, the portfolio was hindered by its investments in leisure stocks. A key detractor was International Speedway Corp. During the recession, the race track operator struggled with lower attendance at NASCAR events and a decline in corporate sponsorship.

Information Technology Contributed

The portfolio’s holdings in the information technology sector added to relative results. Many of these companies are tied more closely to their own product cycles and market opportunities than to broad economic or capital markets conditions. A key contributor was Emulex Corp., a maker of storage-networking equipment. Its share price rose dramatically on news of an unsolicited takeover bid from chipmaker Broadcom Corp. The stock remained elevated as Emulex resisted the takeover, urging shareholders to reject Broadcom’s offer on the grounds that it materially undervalued the company. Ultimately, Broadcom withdrew the offer.

Utilities Enhanced Performance

Security selection in utilities—the weakest sector in the benchmark—benefited the portfolio. Because of valuations and higher-risk business models, Mid Cap Value did not hold any independent power producers, one of the weakest performing segments within the sector. The portfolio’s underweight in multi-utilities was also advantageous.

Outlook

We continue to follow our disciplined, bottom-up process, selecting companies one at a time for the portfolio. As of March 31, 2010, we see opportunities in consumer staples, industrials, energy, and health care stocks, reflected by overweight positions in these sectors, relative to the benchmark. Our fundamental analysis and valuation work are also directing us toward smaller relative weightings in consumer discretionary, materials, and financials stocks.

8

Mid Cap Value

Top Ten Holdings
% of net assets
as of 3/31/10
Imperial Oil Ltd.	2.9%
Northern Trust Corp.	2.9%
Aon Corp.	2.7%
Kimberly-Clark Corp.	2.5%
Marsh & McLennan Cos., Inc.	2.4%
Republic Services, Inc.	2.2%
Lowe's Cos., Inc.	2.0%
Chubb Corp. (The)	1.9%
ConAgra Foods, Inc.	1.8%
Wisconsin Energy Corp.	1.7%

Top Five Industries
% of net assets
as of 3/31/10
Insurance	13.3%
Oil, Gas & Consumable Fuels	8.8%
Food Products	6.2%
Commercial Services & Supplies	5.6%
Electric Utilities	5.1%

Types of Investments in Portfolio
% of net assets
as of 3/31/10
Domestic Common Stocks	91.8%
Foreign Common Stocks(1)	5.9%
Total Common Stocks	97.7%
Temporary Cash Investments	2.6%
Other Assets and Liabilities	(0.3)%
(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

9

Performance

Small Cap Value

Total Returns as of March 31, 2010
Average Annual Returns
	Ticker				Since	Inception
	Symbol	1 year(1)	5 years	10 years	Inception	Date
Investor Class	ASVIX	73.93%	6.24%	12.86%	11.79%	7/31/98
Russell 2000 Value Index(2)	—	65.07%	2.75%	8.90%	7.53%	—
Institutional Class	ACVIX	74.47%	6.46%	13.09%	12.62%	10/26/98
A Class(3)	ACSCX					12/31/99
No sales charge*		73.53%	6.00%	12.60%	13.01%
With sales charge*		63.43%	4.76%	11.93%	12.35%
C Class	ASVNX					3/1/10
No sales charge*		—	—	—	5.39%(4)
With sales charge*		—	—	—	4.39%(4)
R Class	ASVRX	—	—	—	5.53%(4)	3/1/10
*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75%
maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	The performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.
(2)	Data provided by Lipper Inc. – A Reuters Company. © 2010 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.
(3)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.
(4)	Total returns for periods less than one year are not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

10

Small Cap Value

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.49%	1.29%	1.74%	2.49%	1.99%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

11

Portfolio Commentary

Small Cap Value

Portfolio Managers: Ben Giele and James Pitman

Performance Summary

Small Cap Value returned 73.93%* for the 12 months ended March 31, 2010. By comparison, its benchmark, the Russell 2000 Value Index, returned 65.07%. The portfolio’s returns reflect operating expenses while the index’s returns do not. The Lipper Small-Cap Value Funds Index, which includes operating expenses, returned 69.02%.**

As the performance figures above indicate, the stock market staged a remarkable comeback during the reporting period. Economic conditions improved (partly in response to government stimulus programs), corporate earnings were better than expected, and improving conditions in the capital markets helped the more highly leveraged or financially strapped companies. These factors led many investors to shift into riskier assets, and many of the period’s largest gains were made by the lower-quality businesses that fared the worst during the financial crisis. Small company stocks posted significant gains during the period, while value stocks outperformed their growth counterparts. In this environment, Small Cap Value received positive results in absolute terms from all 10 of the sectors in which it was invested. On a relative basis, the portfolio’s outperformance was largely the result of effective security selection and our continued emphasis on less-risky businesses with sound balance sheets. Contributing most against the benchmark were investments in the financials, utilities, and consumer discretionary sectors. The portfolio’s position in the health care sector detracted.

Small Cap Value is carefully managed for long-term results. Since its inception on July 31, 1998, Small Cap Value has produced an average annual return of 11.79%, outpacing the returns of the Russell 2000 Value Index and the Lipper Small-Cap Value Funds Index for the same period (see performance information on pages 10 and 11 or in footnotes below).

Financials Enhanced Results

Security selection within the financials sector contributed significantly to relative performance. The rally in financials was centered in large banks and financial institutions, some of which had appeared to be on the brink of bankruptcy just months earlier. Although small-cap financials advanced as well, their shares lagged their large-cap counterparts.

The portfolio benefited from its investments in well-capitalized regional commercial banks. A notable contributor was Webster Financial Corp., a regional bank serving customers in southern New England and eastern New York state. Webster Financial has successfully raised capital to cover credit concerns and support its expansion plans.

* All fund returns referenced in this commentary are for Investor Class shares.
** The Lipper Small-Cap Value Funds Index returned 3.65%, 9.33% and 8.07% for the five-, ten-year and since inception periods ended
March 31, 2010, respectively.

12

Small Cap Value

Small Cap Value’s mix of capital markets firms was also advantageous. A top performer was Calamos Asset Management. During the market turmoil, Calamos’ share price had suffered in sympathy with other asset managers. As the environment improved, the company earned a profit, helped by investment gains.

Within the insurance segment, select holdings detracted. HCC Insurance Holdings, one of the portfolio’s largest positions, reported strong 2009 earnings, benefiting from its conservative underwriting, capital structure, and investment portfolio. Although the property casualty insurer provided positive returns, its shares did not keep pace with riskier names in the segment.

Utilities Contributed

The portfolio’s underweight in the utilities sector was another source of positive relative results. During difficult economic times, utilities stocks tend to be viewed as defensive investments. However, when the market rallied during the period, utilities turned in the weakest sector performance of the benchmark index.

Consumer Discretionary Added Value

An overweight in the consumer discretionary sector contributed to progress versus the benchmark. The portfolio benefited from security selection among media companies, which outperformed as the economy strengthened and advertising revenues improved.

Health Care Detracted

The portfolio’s position in health care detracted slightly. The health care sector provided an overall total return of more than 60% within the portfolio and the benchmark, but security selection ultimately dampened Small Cap Value’s performance. Among the detractors was Pharmaceutical Product Development, a contract research organization that provides drug discovery and development services. The company’s share price rose during the one-year reporting period, but did not keep pace with the broad health care sector.

Outlook

We continue to be bottom-up investment managers, building the portfolio one stock at a time, a process that results in exposure to market segments based on the attractiveness of individual companies in terms of their valuation and fundamentals. As of March 31, 2010, the portfolio is broadly diversified, with larger positions than the benchmark in the consumer discretionary, industrials, health care, and information technology sectors. Our fundamental analysis and valuation work is also directing us toward a smaller relative weighting in financials and utilities stocks.

13

Small Cap Value

Top Ten Holdings
% of net assets
as of 3/31/10
Aspen Insurance Holdings Ltd., Series AHL, 5.625%, 12/31/49 (Conv. Pref.)	2.2%
iShares Russell 2000 Value Index Fund	2.0%
Granite Construction, Inc.	1.0%
Mueller Industries, Inc.	1.0%
W&T Offshore, Inc.	1.0%
Curtiss-Wright Corp.	1.0%
Young Innovations, Inc.	1.0%
HCC Insurance Holdings, Inc.	0.8%
Portland General Electric Co.	0.7%
Parametric Technology Corp.	0.7%

Top Five Industries
% of net assets
as of 3/31/10
Commercial Banks	8.0%
Insurance	7.3%
Real Estate Investment Trusts (REITs)	6.6%
Machinery	4.3%
Oil, Gas & Consumable Fuels	4.2%

Types of Investments in Portfolio
% of net assets
as of 3/31/10
Common Stocks	94.4%
Convertible Preferred Stocks	3.4%
Preferred Stocks	0.6%
Total Equity Exposure	98.4%
Temporary Cash Investments	1.9%
Other Assets and Liabilities	(0.3)%

14

Shareholder Fee Examples (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2009 to March 31, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

15

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)	Annualized
	10/1/09	3/31/10	10/1/09 - 3/31/10	Expense Ratio(1)
Mid Cap Value
Actual
Investor Class	$1,000	$1,144.40	$5.35	1.00%
Institutional Class	$1,000	$1,145.60	$4.28	0.80%
A Class	$1,000	$1,142.90	$6.68	1.25%
C Class	$1,000	$1,041.00(2)	$1.68(3)	2.00%
R Class	$1,000	$1,141.40	$8.01	1.50%
Hypothetical
Investor Class	$1,000	$1,019.95	$5.04	1.00%
Institutional Class	$1,000	$1,020.94	$4.03	0.80%
A Class	$1,000	$1,018.70	$6.29	1.25%
C Class	$1,000	$1,014.96(4)	$10.05(4)	2.00%
R Class	$1,000	$1,017.45	$7.54	1.50%
Small Cap Value
Actual
Investor Class	$1,000	$1,156.00	$6.72	1.25%
Institutional Class	$1,000	$1,157.60	$5.65	1.05%
A Class	$1,000	$1,155.60	$8.06	1.50%
C Class	$1,000	$1,053.90(2)	$1.90(3)	2.25%
R Class	$1,000	$1,055.30(2)	$1.48(3)	1.75%
Hypothetical
Investor Class	$1,000	$1,018.70	$6.29	1.25%
Institutional Class	$1,000	$1,019.70	$5.29	1.05%
A Class	$1,000	$1,017.45	$7.54	1.50%
C Class	$1,000	$1,013.71(4)	$11.30(4)	2.25%
R Class	$1,000	$1,016.21(4)	$8.80(4)	1.75%

(1)	Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.
(2)	Ending account value based on actual return from March 1, 2010 (commencement of sale) through March 31, 2010.
(3)	Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 30, the number of days in the period from March 1, 2010 (commencement of sale) through March 31, 2010, divided by 365, to reflect the period. Had the class been available for the full period, the expenses paid during the period would have been higher.
(4)	Ending account value and expenses paid during period assumes the class had been available throughout the entire period and are calculated using the class’s annualized expense ratio listed in the table above.

16

Schedule of Investments

Mid Cap Value

MARCH 31, 2010

	Shares	Value		Shares	Value
Common Stocks — 97.7%			DIVERSIFIED TELECOMMUNICATION
			SERVICES — 2.5%
AEROSPACE & DEFENSE — 0.6%			BCE, Inc.	80,527	$ 2,366,692
Northrop Grumman Corp.	63,100	$ 4,137,467	CenturyTel, Inc.	266,053	9,434,240
BEVERAGES — 0.6%			Consolidated
Coca-Cola Enterprises, Inc.	128,400	3,551,544	Communications
CAPITAL MARKETS — 4.5%			Holdings, Inc.	97,300	1,844,808
AllianceBernstein Holding LP	36,800	1,128,288	Iowa Telecommunications
Ameriprise Financial, Inc.	47,501	2,154,645	Services, Inc.	137,989	2,304,416
Invesco Ltd.	148,100	3,244,871			15,950,156
Northern Trust Corp.	333,600	18,434,736	ELECTRIC UTILITIES — 5.1%
State Street Corp.	91,600	4,134,824	American Electric Power
			Co., Inc.	92,855	3,173,784
		29,097,364
			Great Plains Energy, Inc.	136,359	2,532,187
CHEMICALS — 0.7%
			IDACORP, Inc.	162,668	5,631,566
Minerals Technologies, Inc.	92,201	4,779,700
			Northeast Utilities	229,183	6,334,618
COMMERCIAL BANKS — 2.2%
			Portland General Electric Co.	295,736	5,710,662
City National Corp.	31,800	1,716,246
			Westar Energy, Inc.	421,641	9,402,594
Comerica, Inc.	201,728	7,673,733
					32,785,411
Commerce Bancshares, Inc.	108,249	4,453,364
			ELECTRICAL EQUIPMENT — 1.9%
		13,843,343
			Emerson Electric Co.	68,600	3,453,324
COMMERCIAL SERVICES & SUPPLIES — 5.6%
			Hubbell, Inc., Class B	115,835	5,841,559
Cintas Corp.	132,800	3,730,352
			Rockwell Automation, Inc.	31,700	1,786,612
IESI-BFC Ltd.	10,051	172,374
			Woodward Governor Co.	31,515	1,007,850
Pitney Bowes, Inc.	332,100	8,119,845
					12,089,345
Republic Services, Inc.	494,498	14,350,332
			ELECTRONIC EQUIPMENT, INSTRUMENTS
Waste Management, Inc.	280,444	9,655,687	& COMPONENTS — 1.0%
		36,028,590	Molex, Inc.	309,984	6,466,266
COMMUNICATIONS EQUIPMENT — 0.6%			ENERGY EQUIPMENT & SERVICES — 0.9%
Emulex Corp.(1)	308,500	4,096,880	Baker Hughes, Inc.	84,500	3,957,980
COMPUTERS & PERIPHERALS — 0.7%			Smith International, Inc.	38,000	1,627,160
Diebold, Inc.	133,351	4,235,228			5,585,140
CONSTRUCTION MATERIALS — 0.8%			FOOD PRODUCTS — 6.2%
Vulcan Materials Co.	104,400	4,931,856	Campbell Soup Co.	223,800	7,911,330
CONTAINERS & PACKAGING — 1.9%			ConAgra Foods, Inc.	456,690	11,449,218
Bemis Co., Inc.	277,968	7,983,241	H.J. Heinz Co.	233,600	10,654,496
Sonoco Products Co.	130,100	4,005,779	Hershey Co. (The)	66,600	2,851,146
		11,989,020	Kraft Foods, Inc., Class A	216,800	6,556,032
DISTRIBUTORS — 1.1%					39,422,222
Genuine Parts Co.	172,594	7,290,371	GAS UTILITIES — 0.9%
DIVERSIFIED — 1.5%			Southwest Gas Corp.	182,203	5,451,514
iShares Russell Midcap
Value Index Fund	234,300	9,449,319

17

Mid Cap Value

	Shares	Value		Shares	Value
HEALTH CARE EQUIPMENT & SUPPLIES — 3.1%			IT SERVICES — 0.6%
Beckman Coulter, Inc.	103,456	$ 6,497,037	Automatic Data
Boston Scientific Corp.(1)	450,400	3,251,888	Processing, Inc.	88,200	$ 3,922,254
CareFusion Corp.(1)	46,400	1,226,352	LEISURE EQUIPMENT & PRODUCTS — 0.3%
Symmetry Medical, Inc.(1)	374,471	3,759,689	Mattel, Inc.	95,700	2,176,218
Zimmer Holdings, Inc.(1)	81,200	4,807,040	MACHINERY — 3.2%
			Altra Holdings, Inc.(1)	462,161	6,345,470
		19,542,006
HEALTH CARE PROVIDERS & SERVICES — 1.9%			Dover Corp.	41,100	1,921,425
Cardinal Health, Inc.	26,400	951,192	Kaydon Corp.	272,956	10,263,146
LifePoint Hospitals, Inc.(1)	160,900	5,917,902	Robbins & Myers, Inc.	68,000	1,619,760
Patterson Cos., Inc.	58,700	1,822,635			20,149,801
Select Medical			METALS & MINING — 0.9%
Holdings Corp.(1)	418,178	3,529,422	Newmont Mining Corp.	111,138	5,660,258
		12,221,151	MULTILINE RETAIL — 0.7%
HOTELS, RESTAURANTS & LEISURE — 3.0%			Target Corp.	90,700	4,770,820
CEC Entertainment, Inc.(1)	163,600	6,231,524	MULTI-UTILITIES — 3.8%
Hyatt Hotels Corp.,			PG&E Corp.	203,500	8,632,470
Class A(1)	65,301	2,544,127	Wisconsin Energy Corp.	225,500	11,141,955
International Speedway			Xcel Energy, Inc.	222,859	4,724,611
Corp., Class A	231,607	5,968,513			24,499,036
Speedway Motorsports, Inc.	284,143	4,435,472	OIL, GAS & CONSUMABLE FUELS — 8.8%
		19,179,636	Apache Corp.	15,151	1,537,826
HOUSEHOLD DURABLES — 1.4%			Devon Energy Corp.	74,100	4,774,263
Fortune Brands, Inc.	143,800	6,975,738	EQT Corp.	247,357	10,141,637
Toll Brothers, Inc.(1)	91,400	1,901,120	Imperial Oil Ltd.	486,600	18,795,174
		8,876,858	Inergy LP	34,053	1,287,203
HOUSEHOLD PRODUCTS — 2.8%			Murphy Oil Corp.	130,600	7,338,414
Clorox Co.	24,900	1,597,086	Noble Energy, Inc.	63,500	4,635,500
Kimberly-Clark Corp.	258,723	16,268,502	Ultra Petroleum Corp.(1)	61,600	2,872,408
		17,865,588	Williams Pipeline
INDUSTRIAL CONGLOMERATES — 0.6%			Partners LP	57,800	1,748,450
Tyco International Ltd.	108,400	4,146,300	XTO Energy, Inc.	68,900	3,250,702
INSURANCE — 13.3%					56,381,577
ACE Ltd.	175,800	9,194,340	PAPER & FOREST PRODUCTS — 0.8%
Allstate Corp. (The)	191,600	6,190,596	MeadWestvaco Corp.	64,500	1,647,975
Aon Corp.	404,500	17,276,195	Weyerhaeuser Co.	72,936	3,301,813
Chubb Corp. (The)	236,900	12,283,265			4,949,788
Hartford Financial Services			REAL ESTATE INVESTMENT TRUSTS (REITs) — 3.9%
Group, Inc. (The)	79,136	2,249,045	Annaly Capital
HCC Insurance			Management, Inc.	247,700	4,255,486
Holdings, Inc.	228,932	6,318,523	Boston Properties, Inc.	45,299	3,417,356
Marsh & McLennan			Government Properties
Cos., Inc.	621,727	15,182,573	Income Trust	182,289	4,741,337
Primerica, Inc.(1)	27,731	415,965	HCP, Inc.	46,100	1,521,300
Symetra Financial Corp.(1)	226,978	2,991,570	Host Hotels & Resorts, Inc.	412,869	6,048,531
Transatlantic Holdings, Inc.	120,558	6,365,463	Piedmont Office Realty
Travelers Cos., Inc. (The)	123,400	6,656,196	Trust, Inc., Class A	245,962	4,882,346
		85,123,731			24,866,356

18

Mid Cap Value

	Shares	Value		Shares	Value
ROAD & RAIL — 0.2%			Temporary Cash Investments — 2.6%
Heartland Express, Inc.	96,700	$ 1,595,550
			JPMorgan U.S. Treasury
SEMICONDUCTORS & SEMICONDUCTOR			Plus Money Market Fund
EQUIPMENT — 2.8%			Agency Shares	31,830	$ 31,830
Applied Materials, Inc.	695,700	9,378,036	Repurchase Agreement, Bank of America
KLA-Tencor Corp.	163,000	5,039,960	Securities, LLC, (collateralized by various
Verigy Ltd.(1)	295,300	3,301,454	U.S. Treasury obligations, 3.125%, 1/31/17,
		17,719,450	valued at $17,300,678), in a joint trading
			account at 0.01%, dated 3/31/10, due
SOFTWARE — 1.2%			4/1/10 (Delivery value $16,900,005)		16,900,000
Cadence Design			TOTAL TEMPORARY
Systems, Inc.(1)	634,300	4,224,438	CASH INVESTMENTS
SS&C Technologies			(Cost $16,931,830)		16,931,830
Holdings, Inc.(1)	23,313	351,560	TOTAL INVESTMENT
Synopsys, Inc.(1)	136,600	3,055,742	SECURITIES — 100.3%
		7,631,740	(Cost $557,613,324)		641,556,321
SPECIALTY RETAIL — 3.0%			OTHER ASSETS
			AND LIABILITIES — (0.3)%		(2,175,502)
Lowe’s Cos., Inc.	533,600	12,934,464
			TOTAL NET ASSETS — 100.0%		$639,380,819
PetSmart, Inc.	186,200	5,950,952
		18,885,416
THRIFTS & MORTGAGE FINANCE — 2.1%
Hudson City Bancorp., Inc.	340,000	4,814,400
Northwest Bancshares, Inc.	249,659	2,930,997
People’s United
Financial, Inc.	353,889	5,534,824
		13,280,221
TOTAL COMMON STOCKS
(Cost $540,681,494)		624,624,491

Forward Foreign Currency Exchange Contracts
Contracts to Sell	Settlement Date	Value	Unrealized Gain (Loss)
17,981,246 CAD for USD	4/30/10	$17,704,176	$(43,125)
(Value on Settlement Date $17,661,051)

Notes to Schedule of Investments
CAD = Canadian Dollar
USD = United States Dollar
(1) Non-income producing.

Industry classifications are unaudited.

See Notes to Financial Statements.

19

Small Cap Value

MARCH 31, 2010
	Shares	Value		Shares	Value
Common Stocks — 94.4%			Investment Technology
			Group, Inc.(1)	275,000	$ 4,589,750
AEROSPACE & DEFENSE — 2.4%			Knight Capital Group, Inc.,
AAR Corp.(1)	150,000	$ 3,723,000	Class A(1)	190,000	2,897,500
AeroVironment, Inc.(1)	86,097	2,247,993	MCG Capital Corp.(1)	750,000	3,907,500
Ceradyne, Inc.(1)	160,000	3,630,400	PennantPark
Curtiss-Wright Corp.	555,000	19,314,000	Investment Corp.	410,000	4,247,600
Esterline			Piper Jaffray Cos.(1)	120,000	4,836,000
Technologies Corp.(1)	80,000	3,954,400	Prospect Capital Corp.	445,000	5,406,750
Moog, Inc., Class A(1)	265,000	9,386,300	Pzena Investment
Triumph Group, Inc.	80,000	5,607,200	Management, Inc., Class A(1)	420,000	3,204,600
		47,863,293	TradeStation Group, Inc.(1)	765,000	5,362,650
AIR FREIGHT & LOGISTICS — 0.2%					77,050,100
UTi Worldwide, Inc.	265,000	4,059,800	CHEMICALS — 2.8%
AIRLINES — 0.4%			A. Schulman, Inc.	115,000	2,814,050
Allegiant Travel Co.(1)	50,000	2,893,000	Arch Chemicals, Inc.	170,000	5,846,300
JetBlue Airways Corp.(1)	545,000	3,041,100	Cytec Industries, Inc.	95,000	4,440,300
SkyWest, Inc.	190,000	2,713,200	Ferro Corp.(1)	340,000	2,988,600
		8,647,300	Georgia Gulf Corp.(1)	175,000	3,235,750
AUTO COMPONENTS — 0.7%			H.B. Fuller Co.	195,000	4,525,950
ArvinMeritor, Inc.(1)	230,000	3,070,500	Intrepid Potash, Inc.(1)	165,000	5,004,450
Cooper Tire & Rubber Co.	150,000	2,853,000	Kraton Performance
			Polymers, Inc.(1)	220,000	3,929,200
Dana Holding Corp.(1)	240,000	2,851,200
Lear Corp.(1)	35,000	2,777,250	Minerals Technologies, Inc.	40,000	2,073,600
Standard Motor			Olin Corp.	305,000	5,984,100
Products, Inc.	325,000	3,224,000	OM Group, Inc.(1)	110,000	3,726,800
		14,775,950	Sensient Technologies Corp.	165,000	4,794,900
BIOTECHNOLOGY — 0.4%			Solutia, Inc.(1)	370,000	5,960,700
Martek Biosciences Corp.(1)	85,000	1,913,350			55,324,700
Talecris Biotherapeutics			COMMERCIAL BANKS — 8.0%
Holdings Corp.(1)	260,000	5,179,200	American National
		7,092,550	Bankshares, Inc.	170,000	3,425,500
BUILDING PRODUCTS — 0.6%			Associated Banc-Corp.	350,000	4,830,000
Apogee Enterprises, Inc.	145,000	2,292,450	Boston Private Financial
Griffon Corp.(1)	285,000	3,551,100	Holdings, Inc.	825,000	6,080,250
			Citizens Republic
Simpson Manufacturing			Bancorp., Inc.(1)	4,075,000	4,808,500
Co., Inc.	215,000	5,968,400
			Community Bank
		11,811,950	System, Inc.	125,000	2,847,500
CAPITAL MARKETS — 3.9%			CVB Financial Corp.	310,000	3,078,300
Apollo Investment Corp.	600,000	7,638,000	East West Bancorp., Inc.	215,000	3,745,300
Ares Capital Corp.	690,000	10,239,600	First Citizens BancShares,
Artio Global Investors, Inc.	270,000	6,679,800	Inc., Class A	15,000	2,981,400
Calamos Asset Management,			First Horizon
Inc., Class A	405,000	5,807,700	National Corp.(1)	350,001	4,917,508
E*TRADE Financial Corp.(1)	2,525,000	4,166,250	First Interstate
Fifth Street Finance Corp.	330,000	3,831,300	Bancsystem, Inc.	190,000	3,087,500
HFF, Inc., Class A(1)	570,000	4,235,100	First Midwest Bancorp., Inc.	290,000	3,929,500

20

Small Cap Value

	Shares	Value		Shares	Value
FirstMerit Corp.	270,000	$ 5,823,900	NCR Corp.(1)	200,000	$ 2,760,000
FNB Corp.	420,000	3,406,200	Novatel Wireless, Inc.(1)	610,000	4,105,300
Fulton Financial Corp.	950,000	9,680,500			15,392,250
Hampton Roads			CONSTRUCTION & ENGINEERING — 2.0%
Bankshares, Inc.	355,000	553,800	Comfort Systems USA, Inc.	290,000	3,622,100
Heritage Financial Corp.(1)	345,000	5,206,050
			EMCOR Group, Inc.(1)	240,000	5,911,200
Huntington Bancshares, Inc.	890,000	4,779,300	Granite Construction, Inc.	675,000	20,398,500
IBERIABANK Corp.	50,000	3,000,500	KBR, Inc.	140,000	3,102,400
KeyCorp	375,000	2,906,250	Pike Electric Corp.(1)	620,000	5,778,400
Lakeland Financial Corp.	240,000	4,572,000			38,812,600
Marshall & Ilsley Corp.	1,100,000	8,855,000	CONSTRUCTION MATERIALS — 0.5%
MB Financial, Inc.	130,000	2,928,900	Martin Marietta
National Bankshares, Inc.	110,000	2,997,500	Materials, Inc.	45,000	3,759,750
Old National Bancorp.	345,000	4,122,750	Texas Industries, Inc.	155,000	5,296,350
Pacific Continental Corp.	280,000	2,940,000			9,056,100
Sterling Bancorp, Class N	20,000	201,000	CONTAINERS & PACKAGING — 0.6%
Sterling Bancshares, Inc.	1,775,000	9,904,500	Silgan Holdings, Inc.	65,000	3,914,950
Trico Bancshares	150,000	2,985,000	Sonoco Products Co.	235,000	7,235,650
Trustmark Corp.	120,000	2,931,600			11,150,600
United Bankshares, Inc.	150,000	3,933,000	DISTRIBUTORS — 0.2%
Washington Banking Co.	435,000	5,476,650	Core-Mark Holding
Webster Financial Corp.	270,000	4,722,300	Co., Inc.(1)	105,000	3,214,050
Whitney Holding Corp.	790,000	10,894,100	DIVERSIFIED — 2.3%
Wilmington Trust Corp.	430,000	7,125,100	iShares Russell 2000
Wintrust Financial Corp.	95,000	3,534,950	Index Fund	90,000	6,102,900
		157,212,108	iShares Russell 2000 Value
COMMERCIAL SERVICES & SUPPLIES — 1.8%			Index Fund	615,000	39,261,600
ABM Industries, Inc.	190,000	4,028,000			45,364,500
			DIVERSIFIED CONSUMER SERVICES — 1.0%
ATC Technology Corp.(1)	170,000	2,917,200
			Corinthian Colleges, Inc.(1)	470,000	8,267,300
Brink’s Co. (The)	235,000	6,634,050
			Lincoln Educational
IESI-BFC Ltd.	640,000	10,976,000	Services Corp.(1)	255,000	6,451,500
SYKES Enterprises, Inc.(1)	170,000	3,882,800	Regis Corp.	240,000	4,483,200
US Ecology, Inc.	450,000	7,245,000			19,202,000
		35,683,050	DIVERSIFIED TELECOMMUNICATION
COMMUNICATIONS EQUIPMENT — 0.8%			SERVICES — 0.2%
Bel Fuse, Inc., Class B	235,000	4,735,250	Atlantic Tele-Network, Inc.	90,000	4,043,700
Calix, Inc.(1)	59,775	803,974	ELECTRIC UTILITIES — 1.8%
Emulex Corp.(1)	215,000	2,855,200	Central Vermont Public
Opnext, Inc.(1)	700,000	1,652,000	Service Corp.	190,000	3,832,300
Polycom, Inc.(1)	195,000	5,963,100	Great Plains Energy, Inc.	570,000	10,584,900
		16,009,524	IDACORP, Inc.	75,000	2,596,500
COMPUTERS & PERIPHERALS — 0.8%			Portland General Electric Co.	680,000	13,130,800
Electronics for			Unitil Corp.	120,000	2,790,000
Imaging, Inc.(1)	485,000	5,640,550	Westar Energy, Inc.	125,000	2,787,500
Lexmark International, Inc.,					35,722,000
Class A(1)	80,000	2,886,400

21

Small Cap Value

	Shares	Value		Shares	Value
ELECTRICAL EQUIPMENT — 2.7%			FOOD PRODUCTS — 0.8%
Acuity Brands, Inc.	115,000	$ 4,854,150	American Italian Pasta Co.,
Belden, Inc.	220,000	6,041,200	Class A(1)	70,000	$ 2,720,900
Brady Corp., Class A	190,000	5,912,800	B&G Foods, Inc., Class A	270,000	2,829,600
Encore Wire Corp.	380,000	7,904,000	Farmer Bros. Co.	160,000	2,998,400
General Cable Corp.(1)	105,000	2,835,000	Seneca Foods Corp.,
			Class A(1)	155,835	4,537,915
GrafTech International Ltd.(1)	310,000	4,237,700
			TreeHouse Foods, Inc.(1)	65,000	2,851,550
Hubbell, Inc., Class B	60,000	3,025,800
					15,938,365
II-VI, Inc.(1)	160,000	5,414,400
			GAS UTILITIES — 0.6%
LSI Industries, Inc.	740,000	5,046,800	Chesapeake Utilities Corp.	105,000	3,129,000
Regal-Beloit Corp.	85,000	5,049,850	Nicor, Inc.	70,000	2,934,400
Thomas & Betts Corp.(1)	100,000	3,924,000
			WGL Holdings, Inc.	140,000	4,851,000
		54,245,700			10,914,400
ELECTRONIC EQUIPMENT, INSTRUMENTS &
COMPONENTS — 2.3%			HEALTH CARE EQUIPMENT & SUPPLIES — 1.8%
Anixter International, Inc.(1)	65,000	3,045,250	Analogic Corp.	70,000	2,991,100
			CONMED Corp.(1)	85,000	2,023,850
Benchmark
Electronics, Inc.(1)	260,000	5,392,400	Cutera, Inc.(1)(2)	690,000	7,155,300
Coherent, Inc.(1)	90,000	2,876,400	Utah Medical Products, Inc.	155,000	4,360,150
Electro Scientific			Young Innovations, Inc.(2)	679,235	19,127,258
Industries, Inc.(1)	455,000	5,828,550			35,657,658
Littelfuse, Inc.(1)	17,072	648,907	HEALTH CARE PROVIDERS & SERVICES — 3.0%
Methode Electronics, Inc.	300,000	2,970,000	Alliance HealthCare
Molex, Inc.	200,000	4,172,000	Services, Inc.(1)	1,000,000	5,620,000
Park Electrochemical Corp.	160,000	4,598,400	Almost Family, Inc.(1)	80,000	3,015,200
PC Connection, Inc.(1)	485,000	3,007,000	AMERIGROUP Corp.(1)	115,000	3,822,600
Rogers Corp.(1)	270,000	7,832,700	Amsurg Corp.(1)	300,000	6,477,000
TTM Technologies, Inc.(1)	330,000	2,930,400	Assisted Living Concepts,
			Inc., Class A(1)	140,000	4,597,600
Vishay
Intertechnology, Inc.(1)	170,000	1,739,100	Health Management
			Associates, Inc., Class A(1)	800,000	6,880,000
		45,041,107
			Kindred Healthcare, Inc.(1)	155,000	2,797,750
ENERGY EQUIPMENT & SERVICES — 1.8%
			LifePoint Hospitals, Inc.(1)	120,000	4,413,600
Bristow Group, Inc.(1)	125,000	4,716,250
Global Industries Ltd.(1)	460,000	2,953,200	Magellan Health
			Services, Inc.(1)	180,000	7,826,400
Helix Energy Solutions			National Healthcare Corp.	245,000	8,668,100
Group, Inc.(1)	380,000	4,951,400
			U.S. Physical Therapy, Inc.(1)	300,000	5,220,000
Key Energy Services, Inc.(1)	525,000	5,013,750
North American Energy					59,338,250
Partners, Inc.(1)	260,000	2,493,400	HOTELS, RESTAURANTS & LEISURE — 1.7%
Rowan Cos., Inc.(1)	190,000	5,530,900	Bally Technologies, Inc.(1)	180,000	7,297,200
Superior Energy			Bob Evans Farms, Inc.	155,000	4,791,050
Services, Inc.(1)	250,000	5,255,000	Gaylord Entertainment Co.(1)	150,000	4,393,500
Unit Corp.(1)	115,000	4,862,200	Jack in the Box, Inc.(1)	190,000	4,474,500
		35,776,100	Life Time Fitness, Inc.(1)	150,000	4,215,000
FOOD & STAPLES RETAILING — 0.6%			Red Robin Gourmet
Ruddick Corp.	95,000	3,005,800	Burgers, Inc.(1)	190,000	4,643,600
Weis Markets, Inc.	240,000	8,726,400	Ruby Tuesday, Inc.(1)	375,000	3,963,750
		11,732,200			33,778,600

22

Small Cap Value

	Shares	Value		Shares	Value
HOUSEHOLD DURABLES — 1.3%			IT SERVICES — 1.2%
CSS Industries, Inc	140,000	$ 2,814,000	CACI International, Inc.,
Ethan Allen Interiors, Inc.	280,000	5,776,400	Class A(1)	95,000	$ 4,640,750
Furniture Brands			Cass Information
International, Inc.(1)	775,000	4,983,250	Systems, Inc.	125,000	3,893,750
Helen of Troy Ltd.(1)	115,000	2,996,900	DST Systems, Inc.	285,000	11,813,250
M.D.C. Holdings, Inc.	80,000	2,768,800	Total System Services, Inc.	230,000	3,601,800
M/I Homes, Inc.(1)	225,000	3,296,250			23,949,550
Standard Pacific Corp.(1)	650,000	2,938,000	LEISURE EQUIPMENT & PRODUCTS — 0.5%
			JAKKS Pacific, Inc.(1)	215,000	2,805,750
		25,573,600
HOUSEHOLD PRODUCTS — 0.5%			RC2 Corp.(1)	185,000	2,769,450
Cellu Tissue Holdings, Inc.(1)	500,000	4,990,000	Sport Supply Group, Inc.	265,000	3,561,600
WD-40 Co.	140,000	4,596,200			9,136,800
		9,586,200	LIFE SCIENCES TOOLS & SERVICES — 0.5%
INDUSTRIAL CONGLOMERATES — 0.1%			Pharmaceutical Product
			Development, Inc.	435,000	10,331,250
Tredegar Corp.	160,000	2,732,800	MACHINERY — 4.3%
INSURANCE — 5.1%			Actuant Corp., Class A	295,000	5,767,250
American Equity Investment
Life Holding Co.	310,000	3,301,500	Barnes Group, Inc.	310,000	6,029,500
Aspen Insurance			CLARCOR, Inc.	110,000	3,793,900
Holdings Ltd.	140,000	4,037,600	Dynamic Materials Corp.	300,000	4,686,000
Assured Guaranty Ltd.	275,000	6,041,750	FreightCar America, Inc.	170,000	4,107,200
Baldwin & Lyons, Inc.,			IDEX Corp.	90,000	2,979,000
Class B	235,000	5,661,150	Kadant, Inc.(1)	180,000	2,593,800
Delphi Financial Group, Inc.,			Kaydon Corp.	80,000	3,008,000
Class A	125,000	3,145,000	Kennametal, Inc.	195,000	5,483,400
Erie Indemnity Co., Class A	290,000	12,507,700	Lincoln Electric
Hanover Insurance			Holdings, Inc.	145,000	7,877,850
Group, Inc. (The)	145,000	6,323,450	Mueller Industries, Inc.	740,000	19,824,600
HCC Insurance			Mueller Water Products,
Holdings, Inc.	550,000	15,180,000	Inc., Class A	1,360,000	6,500,800
Max Capital Group Ltd.	185,000	4,253,150	Pentair, Inc.	110,000	3,918,200
Mercer Insurance			RBC Bearings, Inc.(1)	120,000	3,824,400
Group, Inc.(2)	361,253	6,502,554
Platinum Underwriters			Robbins & Myers, Inc.	195,000	4,644,900
Holdings Ltd.	195,000	7,230,600			85,038,800
Primerica, Inc.(1)	86,608	1,299,120	MARINE — 0.4%
ProAssurance Corp.(1)	105,000	6,146,700	Diana Shipping, Inc.(1)	400,000	6,048,000
Symetra Financial Corp.(1)	75,000	988,500	Genco Shipping
			& Trading Ltd.(1)	135,000	2,849,850
United Fire & Casualty Co.	255,000	4,587,450
Unitrin, Inc.	175,000	4,908,750			8,897,850
Validus Holdings Ltd.	150,000	4,129,500	MEDIA — 2.9%
Zenith National			Arbitron, Inc.	185,000	4,932,100
Insurance Corp.	105,000	4,023,600	Belo Corp., Class A	585,000	3,989,700
		100,268,074	E.W. Scripps Co. (The),
			Class A(1)	1,075,000	9,083,750
INTERNET SOFTWARE & SERVICES — 0.2%
			Entercom Communications
IAC/InterActiveCorp(1)	170,000	3,865,800	Corp., Class A(1)	90,000	1,070,100

23

Small Cap Value

	Shares	Value		Shares	Value
Entravision Communications			Penn Virginia Corp.	135,000	$ 3,307,500
Corp., Class A(1)	2,680,000	$ 7,396,800	Rosetta Resources, Inc.(1)	165,000	3,885,750
Harte-Hanks, Inc.	305,000	3,922,300	W&T Offshore, Inc.	2,360,000	19,824,000
Journal Communications,					83,060,750
Inc., Class A(1)	1,350,000	5,670,000
			PAPER & FOREST PRODUCTS — 0.8%
Knology, Inc.(1)	210,000	2,822,400
			Domtar Corp.(1)	85,000	5,474,850
LIN TV Corp., Class A(1)	1,725,190	9,919,842
			Louisiana-Pacific Corp.(1)	375,000	3,393,750
McClatchy Co. (The),
Class A(1)	1,275,000	6,260,250	P.H. Glatfelter Co.	235,000	3,405,150
Sinclair Broadcast Group,			Schweitzer-Mauduit
Inc., Class A(1)	75,000	381,000	International, Inc.	70,000	3,329,200
Value Line, Inc.	92,498	2,135,779			15,602,950
		57,584,021	PERSONAL PRODUCTS — 0.5%
METALS & MINING — 2.2%			Inter Parfums, Inc.	255,000	3,779,100
Brush Engineered			Prestige Brands
Materials, Inc.(1)	175,000	3,949,750	Holdings, Inc.(1)	465,000	4,185,000
Carpenter Technology Corp.	90,000	3,294,000	Schiff Nutrition
			International, Inc.	290,000	2,372,200
Coeur d’Alene Mines Corp.(1)	230,000	3,445,400
					10,336,300
Commercial Metals Co.	240,000	3,614,400	PHARMACEUTICALS — 0.5%
Haynes International, Inc.	225,000	7,994,250	Biovail Corp.	175,000	2,934,750
Kaiser Aluminum Corp.	75,000	2,892,750	Endo Pharmaceuticals
Mesabi Trust	130,000	3,179,800	Holdings, Inc.(1)	165,000	3,908,850
Royal Gold, Inc.	100,000	4,621,000	Par Pharmaceutical
RTI International			Cos., Inc.(1)	95,000	2,356,000
Metals, Inc.(1)	135,000	4,094,550			9,199,600
Schnitzer Steel Industries,			PROFESSIONAL SERVICES — 1.0%
Inc., Class A	75,000	3,939,750	CDI Corp.	255,579	3,746,788
Worthington Industries, Inc.	195,000	3,371,550	Heidrick & Struggles
		44,397,200	International, Inc.	120,000	3,363,600
MULTILINE RETAIL — 0.4%			Korn/Ferry International(1)	155,000	2,735,750
Big Lots, Inc.(1)	160,000	5,827,200	Mistras Group, Inc.(1)	595,000	5,944,050
Fred’s, Inc., Class A	150,000	1,797,000	Towers Watson & Co.,
		7,624,200	Class A	85,000	4,037,500
MULTI-UTILITIES — 0.8%					19,827,688
Avista Corp.	200,000	4,142,000	REAL ESTATE INVESTMENT TRUSTS (REITs) — 5.7%
Black Hills Corp.	100,000	3,035,000	American Campus
MDU Resources Group, Inc.	210,000	4,531,800	Communities, Inc.	105,000	2,904,300
NorthWestern Corp.	140,000	3,753,400	Capstead Mortgage Corp.	260,000	3,109,600
		15,462,200	Chimera Investment Corp.	2,650,000	10,308,500
OIL, GAS & CONSUMABLE FUELS — 4.2%			DCT Industrial Trust, Inc.	945,000	4,942,350
Berry Petroleum Co., Class A	170,000	4,787,200	First Industrial Realty
			Trust, Inc.(1)	485,000	3,763,600
Bill Barrett Corp.(1)	190,000	5,834,900
DHT Holdings, Inc.	1,200,000	4,704,000	First Potomac Realty Trust	290,958	4,373,099
Forest Oil Corp.(1)	425,000	10,973,500	Getty Realty Corp.	145,000	3,393,000
			Government Properties
Frontier Oil Corp.	585,000	7,897,500	Income Trust	250,000	6,502,500
Goodrich Petroleum Corp.(1)	190,000	2,971,600	Hatteras Financial Corp.	105,000	2,705,850
Mariner Energy, Inc.(1)	725,000	10,853,250	Healthcare Realty Trust, Inc.	125,000	2,911,250
Nordic American Tanker			Hersha Hospitality Trust	645,000	3,341,100
Shipping	265,000	8,021,550

24

Small Cap Value

	Shares	Value		Shares	Value
Highwoods Properties, Inc.	250,000	$ 7,932,500	Compuware Corp.(1)	450,000	$ 3,780,000
Inland Real Estate Corp.	310,000	2,836,500	Lawson Software, Inc.(1)	485,000	3,205,850
Kilroy Realty Corp.	140,000	4,317,600	Parametric
LaSalle Hotel Properties	235,000	5,475,500	Technology Corp.(1)	725,000	13,086,250
Lexington Realty Trust	850,000	5,533,500	Quest Software, Inc.(1)	270,000	4,803,300
Medical Properties			Radiant Systems, Inc.(1)	420,000	5,993,400
Trust, Inc.	255,000	2,672,400	S1 Corp.(1)	820,000	4,838,000
MFA Financial, Inc.	1,200,000	8,832,000	SS&C Technologies
National Health			Holdings, Inc.(1)	72,973	1,100,433
Investors, Inc.	105,000	4,069,800	Sybase, Inc.(1)	165,000	7,692,300
National Retail			THQ, Inc.(1)	330,000	2,313,300
Properties, Inc.	130,000	2,967,900
			TIBCO Software, Inc.(1)	350,000	3,776,500
Omega Healthcare
Investors, Inc.	195,000	3,800,550	Ulticom, Inc.(2)	577,353	5,585,890
Piedmont Office Realty					63,297,473
Trust, Inc., Class A	255,000	5,061,750	SPECIALTY RETAIL — 4.1%
Saul Centers, Inc.	80,000	3,312,000	Aaron’s, Inc.	115,000	3,834,100
Urstadt Biddle Properties,			Cabela’s, Inc.(1)	245,000	4,285,050
Inc., Class A	290,000	4,584,900	Cato Corp. (The), Class A	140,000	3,001,600
Washington Real Estate
Investment Trust	100,000	3,055,000	Children’s Place Retail
			Stores, Inc. (The)(1)	110,000	4,900,500
		112,707,049	Christopher & Banks Corp.	730,000	5,840,000
ROAD & RAIL — 0.3%
			Coldwater Creek, Inc.(1)	615,000	4,268,100
Arkansas Best Corp.	105,000	3,137,400
			Collective Brands, Inc.(1)	200,000	4,548,000
Old Dominion Freight
Line, Inc.(1)	95,000	3,172,050	Dress Barn, Inc. (The)(1)	105,000	2,746,800
		6,309,450	Finish Line, Inc. (The),
SEMICONDUCTORS & SEMICONDUCTOR			Class A	315,000	5,140,800
EQUIPMENT — 2.7%			Genesco, Inc.(1)	235,000	7,287,350
Cohu, Inc.	170,000	2,340,900	Group 1 Automotive, Inc.(1)	110,000	3,504,600
Cymer, Inc.(1)	110,000	4,103,000	Hot Topic, Inc.(1)	630,000	4,095,000
Integrated Device			Men’s Wearhouse, Inc. (The)	115,000	2,753,100
Technology, Inc.(1)	820,000	5,026,600	New York & Co., Inc.(1)	635,000	3,041,650
Intersil Corp., Class A	320,000	4,723,200	PEP Boys-Manny Moe
Mattson Technology, Inc.(1)	825,000	3,811,500	& Jack	270,000	2,713,500
MEMC Electronic			Rent-A-Center, Inc.(1)	125,000	2,956,250
Materials, Inc.(1)	345,000	5,288,850	Stage Stores, Inc.	190,000	2,924,100
MKS Instruments, Inc.(1)	145,000	2,840,550	Systemax, Inc.	89,221	1,939,664
Sigma Designs, Inc.(1)	465,000	5,454,450	Vitamin Shoppe, Inc.(1)	240,000	5,388,000
Standard			Wet Seal, Inc. (The),
Microsystems Corp.(1)	190,000	4,423,200	Class A(1)	1,425,000	6,783,000
Varian Semiconductor					81,951,164
Equipment Associates, Inc.(1)	110,000	3,643,200
			TEXTILES, APPAREL & LUXURY GOODS — 1.0%
Verigy Ltd.(1)	700,000	7,826,000
			Crocs, Inc.(1)	475,000	4,165,750
Zoran Corp.(1)	270,000	2,905,200
			True Religion Apparel, Inc.(1)	125,000	3,795,000
		52,386,650	Warnaco Group, Inc. (The)(1)	110,000	5,248,100
SOFTWARE — 3.2%			Weyco Group, Inc.	75,000	1,764,000
Aspen Technology, Inc.(1)	305,000	3,126,250
			Wolverine World Wide, Inc.	170,000	4,957,200
Cadence Design					19,930,050
Systems, Inc.(1)	600,000	3,996,000

25

Small Cap Value

	Shares	Value		Shares	Value
THRIFTS & MORTGAGE FINANCE — 2.3%			Preferred Stocks — 0.6%
Brookline Bancorp., Inc.	380,000	$ 4,043,200
First Financial Holdings, Inc.	215,000	3,237,900	REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.6%
			National Retail Properties,
First Financial			Inc., Series C, 7.375%,
Northwest, Inc.	580,000	3,961,400	10/12/11(3)	280,192	$ 6,640,550
First Niagara Financial			PS Business Parks, Inc.,
Group, Inc.	620,000	8,816,400	Series K, 7.95%, 4/9/10(3)	203,231	5,052,323
Flushing Financial Corp.	250,000	3,165,000			11,692,873
K-Fed Bancorp.	380,000	3,389,600	TOTAL PREFERRED STOCKS
PMI Group, Inc. (The)(1)	725,000	3,929,500	(Cost $11,109,714)		11,692,873
Provident Financial
Services, Inc.	495,000	5,890,500	Temporary Cash Investments — 1.9%
Radian Group, Inc.	315,000	4,926,600	JPMorgan U.S. Treasury
Washington Federal, Inc.	215,000	4,368,800	Plus Money Market Fund
			Agency Shares	132,423	132,423
		45,728,900	Repurchase Agreement, Bank of America
TRADING COMPANIES & DISTRIBUTORS — 0.8%			Securities, LLC, (collateralized by various
GATX Corp.	115,000	3,294,750	U.S. Treasury obligations, 3.125%, 1/31/17,
Kaman Corp.	190,000	4,751,900	valued at $37,774,852), in a joint trading
			account at 0.01%, dated 3/31/10, due
Lawson Products, Inc.	240,000	3,712,800	4/1/10 (Delivery value $36,900,010)		36,900,000
WESCO International, Inc.(1)	115,000	3,991,650	TOTAL TEMPORARY
		15,751,100	CASH INVESTMENTS
WATER UTILITIES — 0.2%			(Cost $37,032,423)		37,032,423
Artesian Resources Corp.,			TOTAL INVESTMENT
Class A	230,000	4,061,800	SECURITIES — 100.3%
			(Cost $1,636,163,932)		1,980,137,186
TOTAL COMMON STOCKS
(Cost $1,532,206,680)		1,864,509,774	OTHER ASSETS
			AND LIABILITIES — (0.3)%		(4,991,487)
Convertible Preferred Stocks — 3.4%			TOTAL NET ASSETS — 100.0%		$1,975,145,699
INSURANCE — 2.2%
Aspen Insurance Holdings			Notes to Schedule of Investments
Ltd., Series AHL,			(1) Non-income producing.
5.625%, 12/31/49(3)	780,000	43,680,000	(2)	Affiliated Company: the fund’s holding represents ownership of 5% or
LEISURE EQUIPMENT & PRODUCTS — 0.3%			more of the voting securities of the company; therefore, the company
Callaway Golf Co., Series B,			is affiliated as defined in the Investment Company Act of 1940.
7.50%, 6/15/12(3)(4)	40,000	5,560,000	(3)	Perpetual security. These securities do not have a predetermined
MEDIA — 0.3%			maturity date. The coupon rates are fixed for a period of time and
			may be structured to adjust thereafter. Interest reset or next call
LodgeNet Interactive Corp.,			date is indicated, as applicable.
10.00%, 12/31/49(3)(4)	2,516	4,997,405
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.3%			(4)	Security was purchased under Rule 144A of the Securities Act of
			1933 or is a private placement and, unless registered under the
Entertainment Properties			Act or exempted from registration, may only be sold to qualified
Trust, Series E,			institutional investors. The aggregate value of these securities at
9.00%, 4/20/13(3)	150,000	3,918,000	the period end was $10,557,405, which represented 0.5% of total
Lexington Realty Trust,			net assets.
Series C, 6.50%, 12/31/49(3)	70,000	2,641,800

		6,559,800	Industry classifications are unaudited.
TOBACCO — 0.3%
Universal Corp.,
6.75%, 3/15/13(3)	5,003	6,104,911
			See Notes to Financial Statements.
TOTAL CONVERTIBLE
PREFERRED STOCKS
(Cost $55,815,115)		66,902,116

26

Statement of Assets and Liabilities

MARCH 31, 2010
	Mid Cap Value	Small Cap Value
Assets
Investment securities — unaffiliated, at value (cost of $557,613,324
and $1,592,417,126, respectively)	$641,556,321	$1,941,766,184
Investment securities — affiliated, at value (cost of $— and
$43,746,806, respectively)	—	38,371,002
Total investment securities, at value (cost of $557,613,324
and $1,636,163,932, respectively)	641,556,321	1,980,137,186
Receivable for investments sold	18,443,268	12,050,330
Receivable for capital shares sold	4,502,491	1,920,054
Dividends and interest receivable	1,668,595	3,788,164
	666,170,675	1,997,895,734

Liabilities
Disbursements in excess of demand deposit cash	—	135
Payable for investments purchased	25,448,731	18,391,428
Payable for capital shares redeemed	774,579	2,314,198
Payable for forward foreign currency exchange contracts	43,125	—
Accrued management fees	501,564	1,952,900
Distribution fees payable	16	16
Service fees (and distribution fees — A Class and R Class) payable	21,841	91,358
	26,789,856	22,750,035

Net Assets	$639,380,819	$1,975,145,699

See Notes to Financial Statements.

27

MARCH 31, 2010
	Mid Cap Value	Small Cap Value
Net Assets Consist of:
Capital (par value and paid-in surplus)	$623,385,185	$1,902,033,615
Undistributed net investment income	900,994	—
Accumulated net realized loss on investment
and foreign currency transactions	(68,807,254)	(270,861,170)
Net unrealized appreciation on investments and
translation of assets and liabilities in foreign currencies	83,901,894	343,973,254
	$639,380,819	$1,975,145,699

Investor Class, $0.01 Par Value
Net assets	$478,796,118	$885,942,364
Shares outstanding	41,974,456	110,429,540
Net asset value per share	$11.41	$8.02

Institutional Class, $0.01 Par Value
Net assets	$68,487,233	$654,737,974
Shares outstanding	6,003,134	81,298,623
Net asset value per share	$11.41	$8.05

A Class, $0.01 Par Value
Net assets	$75,435,295	$434,412,630
Shares outstanding	6,613,057	54,322,517
Net asset value per share	$11.41	$8.00
Maximum offering price (net asset value divided by 0.9425)	$12.11	$8.49

C Class, $0.01 Par Value
Net assets	$51,028	$26,360
Shares outstanding	4,468	3,289
Net asset value per share	$11.42	$8.01

R Class, $0.01 Par Value
Net assets	$16,611,145	$26,371
Shares outstanding	1,456,126	3,289
Net asset value per share	$11.41	$8.02

See Notes to Financial Statements.

28

Statement of Operations

YEAR ENDED MARCH 31, 2010
	Mid Cap Value	Small Cap Value
Investment Income (Loss)
Income:
Dividends (including $— and $9,372,805 respectively, from affiliates
and net of foreign taxes withheld of $78,196 and $100,476, respectively)	$ 11,820,637	$ 41,168,761
Interest	6,556	32,024
	11,827,193	41,200,785

Expenses:
Management fees	4,161,692	17,191,070
Distribution fees — C Class	16	16
Service fees — C Class	5	5
Distribution and service fees:
A Class	121,573	820,306
R Class	47,327	11
Directors’ fees and expenses	16,751	62,170
Other expenses	5	12
	4,347,369	18,073,590

Net investment income (loss)	7,479,824	23,127,195

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (including $— and $(5,377,125)
from affiliates, respectively)	47,430,848	139,774,597
Foreign currency transactions	(1,180,690)	—
	46,250,158	139,774,597

Change in net unrealized appreciation (depreciation) on:
Investments	121,436,546	563,558,090
Translation of assets and liabilities in foreign currencies	(69,913)	—
	121,366,633	563,558,090

Net realized and unrealized gain (loss)	167,616,791	703,332,687

Net Increase (Decrease) in Net Assets Resulting from Operations	$175,096,615	$726,459,882

See Notes to Financial Statements.

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Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2010 AND MARCH 31, 2009
	Mid Cap Value		Small Cap Value
Increase (Decrease) in Net Assets	2010	2009	2010	2009
Operations
Net investment income (loss)	$ 7,479,824	$ 5,984,436	$ 23,127,195	$ 22,796,973
Net realized gain (loss)	46,250,158	(75,849,439)	139,774,597	(282,679,366)
Change in net unrealized
appreciation (depreciation)	121,366,633	(27,581,130)	563,558,090	(165,421,152)
Net increase (decrease) in net assets
resulting from operations	175,096,615	(97,446,133)	726,459,882	(425,303,545)

Distributions to Shareholders
From net investment income:
Investor Class	(4,964,361)	(5,060,283)	(11,478,460)	(10,241,684)
Institutional Class	(603,466)	(410,293)	(7,667,831)	(6,416,710)
A Class	(619,938)	(457,530)	(4,934,355)	(4,047,581)
R Class	(93,212)	(52,176)	—	—
From net realized gains:
Investor Class	—	—	—	(1,417,907)
Institutional Class	—	—	—	(811,201)
A Class	—	—	—	(711,770)
Decrease in net assets from distributions	(6,280,977)	(5,980,282)	(24,080,646)	(23,646,853)

Capital Share Transactions
Net increase (decrease) in net assets
from capital share transactions	211,781,652	40,809,631	379,590,623	(47,489,658)

Net increase (decrease) in net assets	380,597,290	(62,616,784)	1,081,969,859	(496,440,056)

Net Assets
Beginning of period	258,783,529	321,400,313	893,175,840	1,389,615,896
End of period	$639,380,819	$258,783,529	$1,975,145,699	$ 893,175,840

Undistributed net investment income	$900,994	$84,203	—	$4,547,075

See Notes to Financial Statements.

30

Notes to Financial Statements

MARCH 31, 2010

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Mid Cap Value Fund (Mid Cap Value) and Small Cap Value Fund (Small Cap Value) (collectively, the funds) are two funds in a series issued by the corporation. The funds are diversified under the 1940 Act. The funds’ investment objective is to seek long-term capital growth. The production of income is a secondary objective. Mid Cap Value pursues its investment objective by investing in stocks of mid-sized market capitalization companies that management believes to be undervalued at the time of purchase. Small Cap Value pursues its investment objective by investing in stocks of smaller market capitalization companies that management believes to be undervalued at the time of purchase. The following is a summary of the funds’ significant accounting policies.

Multiple Class — The funds are authorized to issue the Investor Class, the Institutional Class, the A Class (formerly Advisor Class), the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of each fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets. Sale of Mid Cap Value’s C Class commenced on March 1, 2010. Sale of Small Cap Value’s C Class and R Class commenced on March 1, 2010.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the funds to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

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Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The funds estimate the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Exchange Traded Funds — The funds may invest in exchange traded funds (ETFs). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Business Development Companies — Small Cap Value may invest in securities of closed-end investment companies that have elected to be treated as a business development company under the 1940 Act. A business development company operates similar to an exchange traded fund and represents a portfolio of securities. Small Cap Value may purchase a business development company to gain exposure to the securities in the underlying portfolio. The risks of owning a business development company generally reflect the risks of owning the underlying securities. Business development companies have expenses that reduce their value.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The funds may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Repurchase Agreements — The funds may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

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Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is each fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The funds are no longer subject to examination by tax authorities for years prior to 2007. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — In preparing the financial statements, management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of managing and operating the funds, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account each fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule for Mid Cap Value is 1.00%, 0.80%, 1.00%, 1.00% and 1.00% for the Investor Class, Institutional Class, A Class, C Class and R Class, respectively. The annual management fee schedule for Small Cap Value ranges from 1.00% to 1.25% for the Investor Class, A Class, C Class and R Class. The Institutional Class is 0.20% less at each point within the range for Small Cap Value.

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The effective annual management fee for each class of each fund for the year ended March 31, 2010, was as follows:

	Investor, A, C & R	Institutional
Mid Cap Value	1.00%	0.80%
Small Cap Value	1.25%	1.05%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2010, are detailed in the Statement of Operations.

Acquired Fund Fees and Expenses — The funds may invest in mutual funds, exchange traded funds, and business development companies (the acquired funds). Each fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund’s assets but are reflected in the return realized by the fund on its investment in the acquired funds.

Related Parties — Certain officers and directors of the corporation are also officers and/ or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The funds are eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The funds have a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the funds. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Investment transactions, excluding short-term investments, for the year ended March 31, 2010, were as follows:

	Mid Cap Value	Small Cap Value
Purchases	$721,967,400	$1,811,983,962
Sales	$522,864,250	$1,449,438,986

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4. Capital Share Transactions

Transactions in shares of the funds were as follows:
	Year ended March 31, 2010 (1)		Year ended March 31, 2009
	Shares	Amount	Shares	Amount
Mid Cap Value
Investor Class/Shares Authorized	120,000,000		75,000,000
Sold	21,306,808	$213,695,479	11,583,385	$100,805,312
Issued in reinvestment of distributions	417,792	4,255,315	470,378	4,166,891
Redeemed	(8,496,534)	(82,980,087)	(9,108,024)	(81,605,589)
	13,228,066	134,970,707	2,945,739	23,366,614
Institutional Class/Shares Authorized	20,000,000		20,000,000
Sold	4,462,654	46,178,288	1,336,091	11,458,786
Issued in reinvestment of distributions	46,510	483,302	44,956	396,391
Redeemed	(939,061)	(9,386,542)	(578,563)	(4,718,425)
	3,570,103	37,275,048	802,484	7,136,752
A Class/Shares Authorized	20,000,000		20,000,000
Sold	4,642,922	46,461,341	2,092,852	17,133,819
Issued in reinvestment of distributions	60,409	617,612	52,237	453,144
Redeemed	(1,638,412)	(16,714,115)	(1,030,530)	(9,152,116)
	3,064,919	30,364,838	1,114,559	8,434,847
C Class/Shares Authorized	20,000,000		N/A
Sold	4,468	50,000
R Class/Shares Authorized	10,000,000		20,000,000
Sold	1,132,811	11,223,557	379,003	3,043,519
Issued in reinvestment of distributions	9,042	93,171	6,073	52,176
Redeemed	(220,730)	(2,195,669)	(147,769)	(1,224,277)
	921,123	9,121,059	237,307	1,871,418
Net increase (decrease)	20,788,679	$211,781,652	5,100,089	$ 40,809,631

(1) March 1, 2010 (commencement of sale) through March 31, 2010 for the C Class.

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	Year ended March 31, 2010(1)		Year ended March 31, 2009
	Shares	Amount	Shares	Amount
Small Cap Value
Investor Class/Shares Authorized	500,000,000		500,000,000
Sold	46,301,934	$308,457,745	18,359,040	$107,055,962
Issued in reinvestment of distributions	1,843,406	11,250,741	1,864,672	11,463,956
Redeemed	(26,949,571)	(180,987,009)	(35,426,119)	(216,690,910)
	21,195,769	138,721,477	(15,202,407)	(98,170,992)
Institutional Class/Shares Authorized	210,000,000		200,000,000
Sold	37,975,594	265,921,659	14,335,511	86,227,985
Issued in reinvestment of distributions	1,126,179	6,962,827	1,042,135	6,425,536
Redeemed	(12,731,092)	(89,566,167)	(13,056,836)	(79,974,617)
	26,370,681	183,318,319	2,320,810	12,678,904
A Class/Shares Authorized	190,000,000		190,000,000
Sold	18,114,015	123,055,287	16,680,664	106,892,904
Issued in reinvestment of distributions	644,442	3,882,759	664,645	4,023,372
Redeemed	(10,338,333)	(69,437,219)	(12,337,993)	(72,913,846)
	8,420,124	57,500,827	5,007,316	38,002,430
C Class/Shares Authorized	20,000,000		N/A
Sold	3,289	25,000
R Class/Shares Authorized	20,000,000		N/A
Sold	3,289	25,000
Net increase (decrease)	55,993,152	$379,590,623	(7,874,281)	$(47,489,658)

(1) March 1, 2010 (commencement of sale) through March 31, 2010 for the C Class and R Class.

5. Affiliated Company Transactions

If a fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is affiliated as defined in the 1940 Act. A summary of transactions for each company which is or was an affiliate at or during the year ended March 31, 2010, follows:

March 31, 2009						March 31, 2010
	Share	Purchase	Sales	Realized	Dividend	Share	Market
Fund/Company	Balance	Cost	Cost	Gain (Loss)	Income	Balance	Value
Small Cap Value
Cutera, Inc.(1)	655,000	$ 2,196,652	$3,128,635	$(947,722)	—	690,000	$ 7,155,300
DHT Holdings, Inc.	2,318,922	3,273,643	12,527,753	(3,558,539)	$ 488,160	1,200,000	(2)
Mercer Insurance
Group, Inc.	275,000	1,742,694	262,536	5,357	95,625	361,253	6,502,554
Ulticom, Inc.	1,908,975	1,005,677	510,824	(245,844)	8,524,598	577,353	5,585,890
Utah Medical
Products, Inc.	180,000	1,049,025	1,941,353	(116,164)	156,712	155,000	(2)
Young Innovations, Inc.	725,000	2,277,755	3,891,668	(514,213)	107,710	679,235	19,127,258
		$11,545,446	$22,262,769	$(5,377,125)	$9,372,805		$38,371,002
(1) Non-income producing.
(2)	Company was not an affiliate at March 31, 2010.

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6. Fair Value Measurements

The funds’ securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the funds. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the funds’ securities and other financial instruments as of March 31, 2010. The Schedule of Investments provides additional details on the funds’ portfolio holdings.

	Level 1	Level 2	Level 3
Mid Cap Value
Investment Securities
Domestic Common Stocks	$586,648,157	—		—
Foreign Common Stocks	16,814,468	$21,161,866		—
Temporary Cash Investments	31,830	16,900,000		—
Total Value of Investment Securities	$603,494,455	$38,061,866		—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward
Foreign Currency Exchange Contracts	—	$(43,125)		—

Small Cap Value
Investment Securities
Common Stocks	$1,864,509,774	—		—
Convertible Preferred Stocks	—	$ 66,902,116		—
Preferred Stocks	—	11,692,873		—
Temporary Cash Investments	132,423	36,900,000		—
Total Value of Investment Securities	$1,864,642,197	$115,494,989		—

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7. Derivative Instruments

Foreign Currency Risk — Mid Cap Value is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The risk of loss from non-performance by the counterparty may be reduced by the use of master netting agreements. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of Mid Cap Value’s typical volume during the period

For Mid Cap Value, the value of foreign currency risk derivative instruments as of March 31, 2010, is disclosed on the Statement of Assets and Liabilities as a liability of $43,125 in payable for forward foreign currency exchange contracts. For Mid Cap Value, for the year ended March 31, 2010, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(1,172,710) in net realized gain (loss) on foreign currency transactions and $(73,069) in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic development, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws and restrictions.

Small Cap Value generally invests in smaller companies which may be more volatile, and subject to greater short-term risk than those of larger companies. In addition, Small Cap Value’s performance may be affected by investments in initial public offerings (IPOs). The impact of IPOs on a fund’s performance depends on the strength of the IPO market and the size of the fund. IPOs may have less impact on a fund’s performance as its assets grow.

9. Interfund Lending

The funds, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the funds to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the year ended March 31, 2010, the funds did not utilize the program.

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10. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2010 and March 31, 2009 were as follows:

	Mid Cap Value		Small Cap Value
	2010	2009	2010	2009
Distributions Paid From
Ordinary income	$6,280,977	$5,980,282	$24,080,646	$22,252,662
Long-term capital gains	—	—	—	$1,394,191

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2010, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

	Mid Cap Value	Small Cap Value
Federal tax cost of investments	$580,932,625	$1,742,575,150
Gross tax appreciation of investments	$67,614,080	$278,856,478
Gross tax depreciation of investments	(6,990,384)	(41,294,442)
Net tax appreciation (depreciation) of investments	$60,623,696	$237,562,036
Net tax appreciation (depreciation) on derivatives and
translation of assets and liabilities in foreign currencies	$2,022	—
Net tax appreciation (depreciation)	$60,625,718	$237,562,036
Undistributed ordinary income	$900,994	—
Accumulated capital losses	$(45,531,078)	$(164,449,952)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain forward foreign currency exchange contracts.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. The capital loss carryovers expire as follows:

	2017	2018
Mid Cap Value	$(37,541,838)	$(7,989,240)
Small Cap Value	$(77,587,982)	$(86,861,970)

39

11. Corporate Event

As part of a long-standing estate and business succession plan established by ACC Co-Chairman James E. Stowers, Jr., the founder of American Century Investments, ACC Co-Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of each fund’s advisor. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee may technically be considered a “change of control” of ACC and therefore also a change of control of each fund’s advisor even though there has been no change to their management and none is anticipated. The “change of control” resulted in the assignment of each fund’s investment advisory agreement. Under the 1940 Act, an assignment automatically terminated such agreement, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Directors approved interim investment advisory agreements under which each fund will be managed until new agreements are approved by fund shareholders. On March 29, 2010, the Board of Directors approved new investment advisory agreements. The interim agreements and the new agreements are substantially identical to the terminated agreements (with the exception of different effective and termination dates) and will not result in changes in the management of American Century Investments, the funds, their investment objectives, fees or services provided. The new agreements have been submitted to shareholders for approval at a Special Meeting of Shareholders to be held on June 16, 2010. Management agreements for new share classes of the funds that were launched after February 18, 2010 did not terminate, have not been replaced by interim agreements, and do not require approval of new agreements.

12. Recently Issued Accounting Standards

In March 2008, the Financial Accounting Standards Board (FASB) issued Accounting Standards Codification (ASC) Section 815-10 (formerly Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities —an amendment of FASB Statement No. 133”). ASC Section 815-10 is effective for interim periods beginning after November 15, 2008 and has been adopted by the funds. ASC Section 815-10 amends and expands disclosures about derivative instruments and hedging activities. ASC Section 815-10 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities.

13. Other Tax Information (Unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The funds hereby designate up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2010.

For corporate taxpayers, Mid Cap Value and Small Cap Value hereby designate $6,280,977 and $24,080,646, respectively, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2010 as qualified for the corporate dividends received deduction.

40

Financial Highlights

Mid Cap Value

Investor Class
For a Share Outstanding Throughout the Years Ended March 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$7.34	$10.66	$13.33	$12.10	$11.32
Income From Investment Operations
Net Investment Income (Loss)(1)	0.18	0.19	0.16	0.16	0.21
Net Realized and Unrealized Gain (Loss)	4.03	(3.32)	(1.51)	1.87	1.70
Total From Investment Operations	4.21	(3.13)	(1.35)	2.03	1.91
Distributions
From Net Investment Income	(0.14)	(0.19)	(0.16)	(0.14)	(0.21)
From Net Realized Gains	—	—	(1.16)	(0.66)	(0.92)
Total Distributions	(0.14)	(0.19)	(1.32)	(0.80)	(1.13)
Net Asset Value, End of Period	$11.41	$7.34	$10.66	$13.33	$12.10

Total Return(2)	57.68%	(29.66)%	(10.84)%	17.12%	17.62%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average
Net Assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income (Loss) to
Average Net Assets	1.79%	2.10%	1.25%	1.30%	1.77%
Portfolio Turnover Rate	126%	173%	206%	187%	228%
Net Assets, End of Period (in thousands)	$478,796	$210,960	$274,918	$301,642	$115,262

(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

41

Mid Cap Value

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$7.34	$10.66	$13.33	$12.10	$11.33
Income From Investment Operations
Net Investment Income (Loss)(1)	0.20	0.21	0.18	0.19	0.24
Net Realized and Unrealized Gain (Loss)	4.03	(3.32)	(1.51)	1.87	1.69
Total From Investment Operations	4.23	(3.11)	(1.33)	2.06	1.93
Distributions
From Net Investment Income	(0.16)	(0.21)	(0.18)	(0.17)	(0.24)
From Net Realized Gains	—	—	(1.16)	(0.66)	(0.92)
Total Distributions	(0.16)	(0.21)	(1.34)	(0.83)	(1.16)
Net Asset Value, End of Period	$11.41	$7.34	$10.66	$13.33	$12.10

Total Return(2)	58.00%	(29.52)%	(10.67)%	17.36%	17.74%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average
Net Assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of Net Investment Income (Loss) to
Average Net Assets	1.99%	2.30%	1.45%	1.50%	1.97%
Portfolio Turnover Rate	126%	173%	206%	187%	228%
Net Assets, End of Period (in thousands)	$68,487	$17,859	$17,378	$20,623	$10,510
(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

42

Mid Cap Value

A Class(1)
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$7.34	$10.66	$13.33	$12.10	$11.32
Income From Investment Operations
Net Investment Income (Loss)(2)	0.15	0.17	0.13	0.14	0.16
Net Realized and Unrealized Gain (Loss)	4.04	(3.32)	(1.51)	1.86	1.72
Total From Investment Operations	4.19	(3.15)	(1.38)	2.00	1.88
Distributions
From Net Investment Income	(0.12)	(0.17)	(0.13)	(0.11)	(0.18)
From Net Realized Gains	—	—	(1.16)	(0.66)	(0.92)
Total Distributions	(0.12)	(0.17)	(1.29)	(0.77)	(1.10)
Net Asset Value, End of Period	$11.41	$7.34	$10.66	$13.33	$12.10

Total Return(3)	57.28%	(29.84)%	(11.07)%	16.83%	17.32%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average
Net Assets	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of Net Investment Income (Loss) to
Average Net Assets	1.54%	1.85%	1.00%	1.05%	1.52%
Portfolio Turnover Rate	126%	173%	206%	187%	228%
Net Assets, End of Period (in thousands)	$75,435	$26,039	$25,932	$21,412	$8,175
(1)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

43

Mid Cap Value

C Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
2010(1)
Per-Share Data
Net Asset Value, Beginning of Period	$10.97
Income From Investment Operations
Net Investment Income (Loss)(2)	0.02
Net Realized and Unrealized Gain (Loss)	0.43
Total From Investment Operations	0.45
Net Asset Value, End of Period	$11.42

Total Return(3)	4.10%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.00%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	2.07%(4)
Portfolio Turnover Rate	126%(5)
Net Assets, End of Period (in thousands)	$51
(1) March 1, 2010 (commencement of sale) through March 31, 2010.
(2) Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.
(5) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2010.

See Notes to Financial Statements.

44

Mid Cap Value

R Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010	2009	2008	2007	2006(1)
Per-Share Data
Net Asset Value, Beginning of Period	$7.34	$10.65	$13.32	$12.09	$12.21
Income From Investment Operations
Net Investment Income (Loss)(2)	0.13	0.15	0.10	0.13	0.07
Net Realized and Unrealized Gain (Loss)	4.03	(3.32)	(1.51)	1.84	0.79
Total From Investment Operations	4.16	(3.17)	(1.41)	1.97	0.86
Distributions
From Net Investment Income	(0.09)	(0.14)	(0.10)	(0.08)	(0.06)
From Net Realized Gains	—	—	(1.16)	(0.66)	(0.92)
Total Distributions	(0.09)	(0.14)	(1.26)	(0.74)	(0.98)
Net Asset Value, End of Period	$11.41	$7.34	$10.65	$13.32	$12.09

Total Return(3)	56.88%	(29.95)%	(11.30)%	16.55%	7.56%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.50%	1.50%	1.50%	1.50%	1.50%(4)
Ratio of Net Investment Income (Loss)
to Average Net Assets	1.29%	1.60%	0.75%	0.80%	0.97%(4)
Portfolio Turnover Rate	126%	173%	206%	187%	228%(5)
Net Assets, End of Period (in thousands)	$16,611	$3,926	$3,172	$820	$27
(1)	July 29, 2005 (commencement of sale) through March 31, 2006.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.
(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2006.

See Notes to Financial Statements.

45

Small Cap Value

Investor Class
For a Share Outstanding Throughout the Years Ended March 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$4.70	$7.02	$10.01	$10.45	$10.07
Income From Investment Operations
Net Investment Income (Loss)(1)	0.11	0.12	0.09	0.06	0.06
Net Realized and Unrealized Gain (Loss)	3.33	(2.31)	(1.16)	0.87	1.72
Total From Investment Operations	3.44	(2.19)	(1.07)	0.93	1.78
Distributions
From Net Investment Income	(0.12)	(0.11)	(0.09)	(0.04)	(0.06)
From Net Realized Gains	—	(0.02)	(1.83)	(1.33)	(1.34)
Total Distributions	(0.12)	(0.13)	(1.92)	(1.37)	(1.40)
Net Asset Value, End of Period	$8.02	$4.70	$7.02	$10.01	$10.45

Total Return(2)	73.93%	(31.69)%	(12.22)%	9.38%	18.67%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets(3)	1.25%	1.25%	1.26%	1.25%	1.25%
Ratio of Net Investment Income (Loss)
to Average Net Assets	1.60%	1.93%	1.01%	0.57%	0.58%
Portfolio Turnover Rate	104%	192%	123%	121%	111%
Net Assets, End of Period (in thousands)	$885,942	$419,206	$732,968	$1,261,392	$1,390,024
(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.

See Notes to Financial Statements.

46

Small Cap Value

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$4.71	$7.04	$10.03	$10.47	$10.08
Income From Investment Operations
Net Investment Income (Loss)(1)	0.12	0.13	0.11	0.08	0.08
Net Realized and Unrealized Gain (Loss)	3.35	(2.32)	(1.17)	0.87	1.73
Total From Investment Operations	3.47	(2.19)	(1.06)	0.95	1.81
Distributions
From Net Investment Income	(0.13)	(0.12)	(0.10)	(0.06)	(0.08)
From Net Realized Gains	—	(0.02)	(1.83)	(1.33)	(1.34)
Total Distributions	(0.13)	(0.14)	(1.93)	(1.39)	(1.42)
Net Asset Value, End of Period	$8.05	$4.71	$7.04	$10.03	$10.47

Total Return(2)	74.47%	(31.61)%	(12.05)%	9.52%	18.98%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets(3)	1.05%	1.05%	1.06%	1.05%	1.05%
Ratio of Net Investment Income (Loss)
to Average Net Assets	1.80%	2.13%	1.21%	0.77%	0.78%
Portfolio Turnover Rate	104%	192%	123%	121%	111%
Net Assets, End of Period (in thousands)	$654,738	$258,902	$370,422	$443,173	$435,327
(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.

See Notes to Financial Statements.

47

Small Cap Value

A Class(1)
For a Share Outstanding Throughout the Years Ended March 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$4.69	$7.00	$10.00	$10.45	$10.06
Income From Investment Operations
Net Investment Income (Loss)(2)	0.09	0.10	0.07	0.03	0.03
Net Realized and Unrealized Gain (Loss)	3.32	(2.30)	(1.17)	0.87	1.74
Total From Investment Operations	3.41	(2.20)	(1.10)	0.90	1.77
Distributions
From Net Investment Income	(0.10)	(0.09)	(0.07)	(0.02)	(0.04)
From Net Realized Gains	—	(0.02)	(1.83)	(1.33)	(1.34)
Total Distributions	(0.10)	(0.11)	(1.90)	(1.35)	(1.38)
Net Asset Value, End of Period	$8.00	$4.69	$7.00	$10.00	$10.45

Total Return(3)	73.53%	(31.82)%	(12.51)%	9.10%	18.51%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets(4)	1.50%	1.50%	1.51%	1.50%	1.50%
Ratio of Net Investment Income (Loss)
to Average Net Assets	1.35%	1.68%	0.76%	0.32%	0.33%
Portfolio Turnover Rate	104%	192%	123%	121%	111%
Net Assets, End of Period (in thousands)	$434,413	$215,068	$286,227	$434,182	$455,001
(1)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.

See Notes to Financial Statements.

48

Small Cap Value

C Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
2010(1)
Per-Share Data
Net Asset Value, Beginning of Period	$7.60
Income From Investment Operations
Net Investment Income (Loss)(2)	—(3)
Net Realized and Unrealized Gain (Loss)	0.41
Total From Investment Operations	0.41
Net Asset Value, End of Period	$8.01

Total Return(4)	5.39%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets(5)	2.25%(6)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.72%(6)
Portfolio Turnover Rate	104%(7)
Net Assets, End of Period (in thousands)	$26
(1) March 1, 2010 (commencement of sale) through March 31, 2010.
(2) Computed using average shares outstanding throughout the period.
(3) Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.
(6) Annualized.
(7) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2010.

See Notes to Financial Statements.

49

Small Cap Value

R Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
2010(1)
Per-Share Data
Net Asset Value, Beginning of Period	$7.60
Income From Investment Operations
Net Investment Income (Loss)(2)	0.01
Net Realized and Unrealized Gain (Loss)	0.41
Total From Investment Operations	0.42
Net Asset Value, End of Period	$8.02

Total Return(3)	5.53%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets(4)	1.75%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.22%(5)
Portfolio Turnover Rate	104%(6)
Net Assets, End of Period (in thousands)	$26
(1) March 1, 2010 (commencement of sale) through March 31, 2010.
(2) Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.
(5) Annualized.
(6) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2010.

See Notes to Financial Statements.

50

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Capital Portfolios, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Mid Cap Value Fund and Small Cap Value Fund, two of the mutual funds constituting American Century Capital Portfolios, Inc. (the “Corporation”), as of March 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods presented. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the respective financial positions of Mid Cap Value Fund and Small Cap Value Fund, two of the mutual funds of American Century Capital Portfolios, Inc., as of March 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
May 17, 2010

51

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age may be extended or changed with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM) and American Century Global Investment Management, Inc. (ACGIM). ACIM and ACGIM are referred to collectively as the “advisors.”

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACGIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Independent Directors
Thomas A. Brown
Year of Birth: 1940
Position(s) with the Funds: Director
Length of Time Served: Since 1980
Principal Occupation(s) During the Past Five Years: Managing Member, Associated Investments,
LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)
Number of Funds in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None
Education/Other Professional Experience: BS in Mechanical Engineering, University of
Kansas; formerly, Chief Executive Officer, Associated Bearings Company; formerly,
Area Vice President, Applied Industrial Technologies (bearings and power transmission company)

52

Andrea C. Hall
Year of Birth: 1945
Position(s) with the Funds: Director
Length of Time Served: Since 1997
Principal Occupation(s) During the Past Five Years: Retired as advisor to the President, Midwest
Research Institute (not-for-profit research organization) (June 2006)
Number of Funds in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None
Education/Other Professional Experience: BS in Biology, Florida State University; PhD in
Biology, Georgetown University; formerly, Senior Vice President and director of
Research Operations, Midwest Research Institute

James A. Olson
Year of Birth: 1942
Position(s) with the Funds: Director
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to
September 2006)
Number of Funds in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: Saia, Inc. and Entertainment Properties Trust
Education/Other Professional Experience: BS in Business Administration and MBA, St. Louis
University; CPA; 21 years of experience as a partner in the accounting firm of
Ernst & Young LLP

Donald H. Pratt
Year of Birth: 1937
Position(s) with the Funds: Director, Chairman of the Board
Length of Time Served: Since 1995
Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer,
Western Investments, Inc. (real estate company)
Number of Funds in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None
Education/Other Professional Experience: BS in Industrial Engineering, Wichita State
University; MBA, Harvard Business School; serves on the Board of Governors of the Independent Directors Council and Investment Company Institute; formerly,
Chairman of the Board, Butler Manufacturing Company (metal buildings producer)

Gale E. Sayers
Year of Birth: 1943
Position(s) with the Funds: Director
Length of Time Served: Since 2000
Principal Occupation(s) During the Past Five Years: President, Chief Executive Officer and
Founder, Sayers40, Inc., (technology products and services provider)
Number of Funds in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None
Education/Other Professional Experience: BS in Physical Education and M.Ed. in Educational
Administration, University of Kansas; Recipient of the Ernst & Young Entrepreneur
of the Year Award; inducted into the Chicago Entrepreneurship Hall of Fame and the National Football League Hall of Fame

53

M. Jeannine Strandjord
Year of Birth: 1945
Position(s) with the Funds: Director
Length of Time Served: Since 1994
Principal Occupation(s) During the Past Five Years: Retired, formerly, Senior Vice President,
Process Excellence, Sprint Corporation (telecommunications company) (January
2005-September 2005)
Number of Funds in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: DST Systems Inc., Euronet Worldwide Inc., Charming
Shoppes, Inc.
Education/Other Professional Experience: BS in Business Administration and Accounting,
University of Kansas; CPA; formerly, Senior Vice President of Financial Services and
Treasurer and Chief Financial Officer, Global Markets Group; Sprint Corporation;
formerly, with the accounting firm of Ernst and Whinney

John R. Whitten
Year of Birth: 1946
Position(s) with the Funds: Director
Length of Time Served: Since 2008
Principal Occupation(s) During the Past Five Years: Project Consultant, Celanese Corp.
(industrial chemical company)
Number of Funds in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: Rudolph Technologies, Inc.
Professional Education/Experience: BS in Business Administration, Cleveland State
University; CPA; formerly, Chief Financial Officer and Treasurer, Applied Industrial
Technologies, Inc.; thirteen years of experience with accounting firm Deloitte &
Touche LLP

Interested Director
Jonathan S. Thomas
Year of Birth: 1963
Position(s) with the Funds: Director and President
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: President and Chief Executive Officer,
ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to
February 2007); Executive Vice President, ACC (November 2005 to February 2007).
Also serves as: Chief Executive Officer and Manager, American Century Services,
LLC (ACS); Executive Vice President, American Century Investment Management
(ACIM) and American Century Global Investment Management (ACGIM); Director,
ACIM, ACGIM and other ACC subsidiaries; Global Chief Operating Officer and
Managing Director, Morgan Stanley (investment management) (March 2000 to
November 2005)
Number of Funds in Fund Complex Overseen by Director: 104
Other Directorships Held by Director: None
Education/Other Professional Experience: BA in Economics, University of Massachusetts;
MBA, Boston College; formerly held senior leadership roles with Fidelity
Investments, Boston Financial Services and Bank of America; serves on the Board of Governors of the Investment Company Institute

54

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name	Offices with
(Year of Birth)	the Funds	Principal Occupation During the Past Five Years
Jonathan Thomas	Director and	President and Chief Executive Officer, ACC (March 2007 to present); Chief
(1963)	President	Administrative Officer, ACC (February 2006 to March 2007); Executive
	since 2007	Vice President, ACC (November 2005 to February 2007). Also serves as:
Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM,
ACGIM; Director, ACIM, ACGIM and other ACC subsidiaries; Global Chief
Operating Officer and Managing Director, Morgan Stanley (March 2000 to
November 2005)
Barry Fink	Executive Vice	Chief Operating Officer and Executive Vice President, ACC (September 2007
(1955)	President	to present); President, ACS (October 2007 to present); Managing Director,
	since 2007	Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley
(2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries
Maryanne Roepke	Chief Compliance	Chief Compliance Officer, American Century funds, ACIM, ACGIM and
(1956)	Officer since 2006	ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to
	and Senior	August 2006); and Treasurer and Chief Financial Officer, various American
	Vice President	Century funds (July 2000 to August 2006). Also serves as: Senior Vice
	since 2000	President, ACS
Charles	General Counsel	Attorney, ACC (February 1994 to present); Vice President, ACC (November
Etherington	since 2007 and	2005 to present), General Counsel, ACC (March 2007 to present); Also
(1957)	Senior Vice	serves as General Counsel, ACIM, ACGIM, ACS, ACIS and other ACC
	President	subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS since 2006
Robert Leach	Vice President,	Vice President, ACS (February 2000 to present); and Controller, various
(1966)	Treasurer and	American Century funds (1997 to September 2006)
Chief Financial
Officer since 2006
David Reinmiller	Vice President	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC
(1963)	since 2000	(January 2001 to present); Chief Compliance Officer, American Century funds, ACIM and ACGIM (January 2001 to February 2005). Also serves as
Vice President, ACIM, ACGIM and ACS
Ward Stauffer	Secretary	Attorney, ACC (June 2003 – Present)
(1960)	since 2005

The SAI has additional information about the funds’ directors and is available without charge, upon request, by calling 1-800-345-2021.

55

Board Approval of Management Agreements

American Century Investment Management, Inc. (“ACIM” or the “Advisor”) currently serves as investment advisor to the Funds under an interim management agreement (the “Interim Management Agreement”) between the Advisor and the Funds approved by the Funds’ Board of Directors (the “Board”). The Advisor previously served as investment advisor to the Funds pursuant to a management agreement (the “Prior Management Agreement”) that terminated in accordance with its terms on February 16, 2010, as a result of a change of control of the Advisor’s parent company, American Century Companies, Inc. (“ACC”). The change in control occurred as the result of a change in the trustee of a trust created by James E. Stowers, Jr., the founder of American Century Investments, which holds shares representing a significant interest in ACC stock. Mr. Stowers previously served as the trustee of the trust. On February 16, 2010, Richard W. Brown, Co-Chairman of ACC with Mr. Stowers, became the trustee in accordance with the terms of the trust and Mr. Stowers’ long-standing estate and succession plan.

On February 18, 2010, the Board approved the Interim Management Agreement in accordance with Rule 15a-4 under the Investment Company Act to ensure continued management of the Funds by the Advisor after the termination of the Prior Management Agreement and until shareholder approval of a new management agreement (the “Proposed Management Agreement”) as required under the Act. The Board has approved the Proposed Management Agreement and has recommended its approval to shareholders. Fund shareholders are scheduled to consider approval of the Proposed Management Agreement at a meeting to be held on June 16, 2010.*

The Interim Management Agreement and the Proposed Management Agreement are substantially identical to the Prior Management Agreement except for their effective dates and the termination provisions of the Interim Management Agreement. Under the Interim and Proposed Management Agreements, the Advisor will provide the same services to the Funds and receive the same compensation rate as under the Prior Management Agreement.

Basis for Board Approval of Interim Management Agreement

In considering the approval of the Interim Management Agreement, Rule 15a-4 requires the Board to approve the contract within ten business days of the termination of the prior agreement and to determine that the compensation to be received under the interim agreement is no greater than would have been received under the prior agreement. In connection with the approval, the Board noted that it oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Funds, shareholder services, audit and compliance functions and a variety of other matters relating to the Funds’ operations.

*Management agreements for new share classes of the Funds launched after February 16, 2010, did not terminate, have not been replaced by Interim
Management Agreements, and do not require Board or shareholder approval at this time.

56

In evaluating the Interim Management Agreement, the Board, assisted by the advice of its independent legal counsel, considered a number of factors in addition to those required by the rule with no one factor being determinative to its analysis. Among the factors considered by the Board were the circumstances and effect of the change of control, the fact that the Advisor will provide the same services and receive the same compensation rate as under the Prior Management Agreements, and that the change of control did not result in a change of the personnel managing the Funds. Upon completion of its analysis, the Board approved the Interim Management Agreement, determining that the continued management of the Funds by the Advisor was in the best interests of the Funds and Fund shareholders.

Basis for Board Approval of Proposed Management Agreement

At a meeting held on March 29, 2010, after considering all information presented, the Board approved, and determined to recommend that shareholders approve, the Proposed Management Agreement. In connection with that approval, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Funds and services provided to the Funds by the Advisor. The Board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Funds, shareholder services, audit and compliance functions and a variety of other matters relating to the Funds’ operations. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services provided to the Funds;

• the wide range of programs and services the Advisor provides to the Funds and their shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the Advisor;

• data comparing the cost of owning the Funds to the cost of owning similar funds;

• the fact that there will be no changes to the fees, services, or personnel who provide such services as compared to the Prior Management Agreement;

• data comparing the Funds’ performance to appropriate benchmarks and/ or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the Funds to the Advisor and the overall profitability of the Advisor;

• data comparing services provided and charges to the Funds with those for other non-fund investment management clients of the Advisor; and

57

• consideration of collateral or “fall-out” benefits derived by the Advisor from the management of the Funds and potential sharing of economies of scale in connection with the management of the Funds.

The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In particular, the Board recognized that shareholders may have invested in the Funds on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Funds.

The Board considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent legal counsel, and evaluated such information for each Fund. The Board did not identify any single factor as being all-important or controlling, and each Board member may have attributed different levels of importance to different factors. In deciding to approve the Proposed Management Agreement under the terms ultimately determined by the Board to be appropriate, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services – Generally. Under the Proposed Management Agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Funds. The Board noted that under the Proposed Management Agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

• constructing and designing the Funds

• portfolio research and security selection

• initial capitalization/funding

• securities trading

• Fund administration

• custody of Fund assets

• daily valuation of each Fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confir-
  mations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

58

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment.

Investment Management Services. The investment management services provided to the Funds are complex and provide Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. As a part of its general oversight and in evaluating investment performance, the Board expects the Advisor to manage each Fund in accordance with its investment objectives and approved strategies. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for each Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the underperforming Fund receives special reviews until performance improves, during which time the Board discusses with the Advisor the reasons for such underperformance and any efforts being undertaken to improve performance.

Shareholder and Other Services. Under the Proposed Management Agreement, the Advisor will also provide the Funds with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through the various committees of the Board, regularly reviews reports and evaluations of such services. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

Costs of Services Provided and Profitability. The Advisor provided detailed information concerning its cost of providing various services to the Funds, its profitability in managing the Funds, its overall profitability, and its financial condition. The Board reviewed with the Advisor the methodology used to prepare this financial information. The Board has also reviewed with the Advisor its methodology for compensating the investment professionals that provide services to the Funds as well as compensation to the five highest paid personnel of the Advisor. This financial information regarding the Advisor is considered in order to evaluate the Advisor’s financial condition, its ability to continue to provide services under the Proposed

59

Management Agreement, and the reasonableness of the proposed management fees. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Funds.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. It noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Funds. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the Advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Board seeks to evaluate economies of scale by reviewing information, such as year-over-year profitability of the Advisor generally, the profitability of its management of each Fund specifically, and the expenses incurred by the Advisor in providing various functions to the Funds. The Board believes the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, fee breakpoints as each Fund increases in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services.

Comparison to Fees of Funds not Managed by the Advisor. Both the Prior and Proposed Management Agreements provide that the Funds pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Funds, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Funds’ Independent Trustees (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties that provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Funds and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves

60

reviewing certain evaluative data compiled by an independent provider comparing each Fund’s unified fee to the total expense ratios of similar funds not managed by the Advisor. The Board concluded that the management fee to be paid by each Fund to the Advisor under the Proposed Management Agreement is reasonable in light of the services to be provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the Funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Funds. The Board analyzed this information and concluded that the fees charged and services provided to the Funds were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Funds. The Board concluded that the Advisor’s primary business is managing mutual funds and it generally does not use Fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute Fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Funds, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the Funds to determine breakpoints in each Fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusion of the Board. As a result of this process, the Board, in the absence of particular circumstances and assisted by the advice of its independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the Proposed Management Agreement be approved and recommended its approval to Fund shareholders.

61

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the funds’ investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling 1-800-345-2021.

62

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Lipper Small-Cap Value Funds Index is an equal dollar-weighted index of, typically, the 30 largest mutual funds within the Small-Cap Value fund classification, as defined by Lipper. The index is adjusted for the reinvestment of capital gains and income dividends.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Value Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

63

Notes

64

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Capital Portfolios, Inc.
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1005
CL-ANN-68271S

Annual Report
March 31, 2010

American Century Investments®

Equity Index Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
U.S. Stock Index Returns	4

Equity Index

Performance	5
Portfolio Commentary	6
Top Ten Holdings	8
Top Five Industries	8
Types of Investments in Portfolio	8

Shareholder Fee Example	9

Financial Statements

Schedule of Investments	11
Statement of Assets and Liabilities	19
Statement of Operations	20
Statement of Changes in Net Assets	21
Notes to Financial Statements	22
Financial Highlights	28
Report of Independent Registered Public Accounting Firm	30

Other Information

Management	31
Board Approval of Management and Subadvisory Agreements	35
Additional Information	42
Index Definitions	43

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended March 31, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Fellow Shareholders,

The principal event at a recent board meeting was the retirement of Jim Stowers, Jr. from the American Century Mutual Funds Kansas City board. This was one of those times when you felt like you were living a historical moment. Jim founded what was known as Twentieth Century Mutual Funds over 50 years ago. Through the years, his number one priority has been to “Put Investors First!” The board presented Jim with a resolution acknowledging that, by building a successful investment company, he has impacted the lives of many by helping them on the path to financial success.

We respect Jim’s decision to focus his energy on the Stowers Institute for Medical Research and American Century Companies, Inc. (ACC), the parent company of the funds’ investment advisors. The pioneering medical research that Jim and his wife Virginia have made possible through the Institute should enrich the lives of millions in the future.

Shortly after his retirement from the board, we received word that Jim—who celebrated his 86th birthday in January—was hospitalized after experiencing a fall during his regular exercise regimen. While Jim has made steady progress toward recovery, this potentially serious incident resulted in the activation of his long-standing estate and business succession plan. Under the terms of the plan, ACC’s co-chairman Richard W. Brown succeeded Jim as trustee of a trust that holds a significant interest in ACC stock. While less than a majority interest, the trust is presumed to control the funds’ investment advisors under the Investment Company Act of 1940. This change triggered the need for a shareholder proxy to approve new management and subadvisory agreements for the funds. If you have not already responded, I encourage you to take the time to read the proxy materials and send your vote as soon as possible.

On behalf of the board, I want to once again thank Jim for his mutual fund board service and wish him a speedy recovery. More than three years ago, Jim and Richard Brown installed a strong and effective leadership team at American Century Investments and I look forward to continuing to work with them on behalf of fund shareholders. And while Jim no longer sits on the fund board, the inherent optimism captured by his favorite catch phrase—“The best is yet to be”—still resonates with all of us who have the privilege of serving you. I invite you to send your comments, questions or concerns to me at dhpratt@fundboardchair.com.

3

Market Perspective

By Enrique Chang, Chief Investment Officer, American Century Investments

A Remarkable Recovery for Stocks

The U.S. stock market generated a very strong return for the year ended March 31, 2010, enjoying one of its best 12-month performances since 1983 (see the table below). The market’s extraordinary advance was driven by growing signs of economic recovery following a severe recession in late 2008 and early 2009.

The reporting period began shortly after the stock market hit its lowest point in 13 years, weighed down by the Great Recession—the worst economic downturn since the 1930s. Since then, however, the economic environment has improved markedly, providing support to the equity market. An increase in manufacturing activity, improving consumer spending, and signs of stabilization in the housing sector helped the U.S. economy post positive economic growth in the second half of 2009 after a year of declining output. The major exception to the favorable economic data was employment—job losses continued to mount and the unemployment rate remained persistently elevated throughout the 12-month period.

Stocks also got a lift from corporate earnings, which consistently exceeded expectations during the reporting period. The improvement in corporate profits occurred despite flat-to-declining revenues as businesses managed their cost structure more effectively, successfully lowering expenses.

Better economic data and rising corporate profits helped the stock market bounce back sharply throughout the reporting period, producing tremendous gains—the broad stock indices delivered returns of more than 50% for the 12 months. Mid-cap stocks posted the best results, followed by small-and large-cap shares, while value-oriented issues outpaced growth across all market capitalizations.

Bumps in the Road

Although we appear to be on a path to economic recovery, there are still likely to be bumps in the road before we can put the Great Recession firmly behind us. We are still facing an unemployment rate near 10%, a fragile financial sector, and enormous fiscal deficits. In addition, consumers and businesses are continuing to deleverage, which is likely to limit any improvements in retail and corporate spending. As a result, we expect a slower and longer road to prosperity than in past recoveries.

U.S. Stock Index Returns
For the 12 months ended March 31, 2010
Russell 1000 Index (Large-Cap)	51.60%	Russell 2000 Index (Small-Cap)	62.76%
Russell 1000 Growth Index	49.75%	Russell 2000 Growth Index	60.32%
Russell 1000 Value Index	53.56%	Russell 2000 Value Index	65.07%
Russell Midcap Index	67.71%
Russell Midcap Growth Index	63.00%
Russell Midcap Value Index	72.41%

4

Performance

Equity Index

Total Returns as of March 31, 2010
			Average Annual Returns
	Ticker				Since	Inception
	Symbol	1 year	5 years	10 years	Inception	Date
Investor Class	ACIVX	48.96%	1.47%	-1.12%	0.77%	2/26/99
S&P 500 Index(1)	—	49.77%	1.92%	-0.65%	1.26%	—
Institutional Class	ACQIX	49.27%	1.63%	-0.92%	0.97%	2/26/99
(1) Data provided by Lipper Inc. — A Reuters Company. © 2010 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class
0.50%	0.30%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Portfolio Commentary

Equity Index

Subadvisor: Northern Trust Investments, N.A.

Performance Summary

Equity Index returned 48.96%* for the fiscal year ended March 31, 2010, compared with the 49.77% return of its benchmark, the S&P 500 Index. The portfolio’s results reflected operating expenses, whereas the index return did not.

The fund’s return of nearly 50% for the 12-month period reflected the substantial rebound in the stock market after its sharp decline in late 2008 and early 2009. Improving economic conditions provided the main catalyst for the stock market’s recovery. Every sector in the S&P 500 Index posted double-digit gains for the period, led by those with the greatest economic sensitivity—information technology, industrials, and consumer discretionary. Financial stocks, which declined the most during the downturn, also generated strong gains over the past 12 months.

Technology Led the Advance

The fund’s holdings in the information technology sector—the largest sector weighting in the portfolio—had the biggest positive impact on performance during the reporting period. Five of the fund’s top ten performance contributors came from this sector, including the top two—consumer electronics maker Apple and software giant Microsoft. Apple returned more than 120% for the period thanks to strong sales of its iPhone and the introduction of the iPad, a new tablet computer with a touch screen. Microsoft benefited from the release of Windows 7, the latest upgrade to its dominant operating system.

Other top-performing technology holdings included network products maker Cisco Systems, which made some beneficial acquisitions and moved into new market segments; online advertising and search firm Google, which delivered robust earnings despite a difficult advertising environment; and computer hardware maker Hewlett-Packard, which rallied as demand for PCs improved.

Financials Rebounded

The financials sector produced the best overall return in the portfolio, gaining more than 80% for the 12-month period. Crippled by the economic downturn and credit crisis in late 2008, financial stocks staged a substantial rebound over the past 12 months as economic and credit conditions improved, enabling many financial firms to raise capital and rebuild their damaged balance sheets.

The best contributors in this sector included financial services provider Bank of America and commercial bank Wells Fargo, both of which produced triple-digit returns for the reporting period. Bank of America began a return to profitability and made progress on paying back funds provided by the federal government under the Troubled Asset Relief

*All fund returns referenced in this commentary are for Investor Class shares.

6

Equity Index

Program (TARP). Wells Fargo repeatedly exceeded earnings expectations and issued equity during the period to improve its balance sheet. Investment banks JPMorgan Chase and Goldman Sachs were also among the fund’s top performance contributors during the period.

Consumer Discretionary and Industrials Stocks Also Surged

The fund’s consumer discretionary and industrials stocks generated strong returns as the economic environment improved. In the industrials sector, aerospace and defense companies and industrial conglomerates were the best performers, led by industrial giant General Electric. Improving financial conditions boosted GE Capital, the company’s finance arm, and rising orders for industrial goods helped General Electric report consistently better-than-expected earnings. Defense contractor United Technologies and aircraft manufacturer Boeing, which completed a successful test flight of its long-awaited 787 Dreamliner, were also significant performance contributors in this sector.

Media companies and retailers were the top contributors in the consumer discretionary sector. Entertainment company Walt Disney was the leading contributor in this sector, advancing as strong results from the company’s television channels and movie studios—particularly its Pixar and Marvel Entertainment units—more than offset weakness at its theme parks. Auto maker Ford Motor also performed well, surging by more than 350% for the period as auto sales began to recover.

Utilities and Telecom Lagged

The more-defensive utilities and telecommunication services sectors of the portfolio posted the lowest returns. Stiff price competition continued to weigh on the telecom services sector, keeping both wireless and wireline telecom stocks in check. The primary detractor in this sector was discount wireless carrier MetroPCS Communications, which was hit hard by price wars among low-price wireless carriers, leading to lost market share and lower earnings expectations. In the utilities sector, the largest individual detractor was independent power producer NRG Energy, which tumbled as higher operating costs led to disappointing earnings reports during the last two quarters of the period.

Elsewhere, the most significant detractors in the portfolio included agricultural products maker Monsanto, which slumped amid increased competition in its herbicide business and tepid demand for its newest seed product, and biotechnology firm Genzyme, which faced a contamination problem in one of its production facilities that forced a shutdown of the plant.

Outlook

Stocks enjoyed a remarkable rally over the past 12 months, but that is unlikely to be repeated in the coming year. We expect to see further economic improvement as we move through 2010, but there are a number of obstacles—including consumer deleveraging, burgeoning fiscal deficits, and persistently high unemployment—that are likely to result in a slow, gradual pace of recovery.

7

Equity Index

Top Ten Holdings
% of net assets as of 3/31/10
Exxon Mobil Corp.	2.9%
Microsoft Corp.	2.1%
Apple, Inc.	2.0%
General Electric Co.	1.8%
Procter & Gamble Co. (The)	1.7%
Johnson & Johnson	1.7%
Bank of America Corp.	1.7%
JPMorgan Chase & Co.	1.6%
International Business Machines Corp.	1.5%
Wells Fargo & Co.	1.5%

Top Five Industries
% of net assets as of 3/31/10
Oil, Gas & Consumable Fuels	8.9%
Pharmaceuticals	5.9%
Diversified Financial Services	4.6%
Computers & Peripherals	4.1%
Software	4.0%

Types of Investments in Portfolio
% of net assets as of 3/31/10
Common Stocks and Futures	99.9%
Other Assets and Liabilities	0.1%

8

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2009 to March 31, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

9

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	10/1/09	3/31/10	10/1/09 – 3/31/10	Expense Ratio*
Actual
Investor Class	$1,000	$1,115.00	$2.58	0.49%
Institutional Class	$1,000	$1,116.20	$1.53	0.29%
Hypothetical
Investor Class	$1,000	$1,022.49	$2.47	0.49%
Institutional Class	$1,000	$1,023.49	$1.46	0.29%

*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

10

Schedule of Investments

Equity Index

MARCH 31, 2010
	Shares	Value		Shares	Value
Common Stocks — 97.8%			PepsiCo, Inc.	66,681	$ 4,411,615
AEROSPACE & DEFENSE — 2.9%					10,973,744
Boeing Co. (The)	30,849	$ 2,239,946	BIOTECHNOLOGY — 1.5%
			Amgen, Inc.(1)	39,985	2,389,504
General Dynamics Corp.	15,726	1,214,047
Goodrich Corp.	5,103	359,864	Biogen Idec, Inc.(1)	11,001	631,017
Honeywell International, Inc.	31,061	1,406,131	Celgene Corp.(1)	18,699	1,158,590
ITT Corp.	7,559	405,238	Cephalon, Inc.(1)	3,061	207,475
L-3 Communications			Genzyme Corp.(1)	10,882	564,014
Holdings, Inc.	4,722	432,677	Gilead Sciences, Inc.(1)	36,682	1,668,297
Lockheed Martin Corp.	12,780	1,063,552			6,618,897
Northrop Grumman Corp.	12,283	805,396	BUILDING PRODUCTS — 0.1%
Precision Castparts Corp.	5,805	735,551	Masco Corp.	14,589	226,421
Raytheon Co.	15,469	883,589	CAPITAL MARKETS — 2.7%
Rockwell Collins, Inc.	6,458	404,206	Ameriprise Financial, Inc.	10,476	475,191
United Technologies Corp.	38,096	2,804,247	Bank of New York
		12,754,444	Mellon Corp. (The)	49,112	1,516,578
AIR FREIGHT & LOGISTICS — 1.0%			Charles Schwab Corp. (The)	40,033	748,217
C.H. Robinson			E*TRADE Financial Corp.(1)	67,470	111,325
Worldwide, Inc.	6,803	379,948	Federated Investors, Inc.,
Expeditors International			Class B	3,314	87,423
of Washington, Inc.	8,763	323,530	Franklin Resources, Inc.	6,091	675,492
FedEx Corp.	12,666	1,183,004	Goldman Sachs Group, Inc.
United Parcel Service, Inc.,			(The)	21,460	3,661,720
Class B	40,505	2,608,927	Invesco Ltd.	17,403	381,300
		4,495,409	Janus Capital Group, Inc.	7,316	104,546
AIRLINES — 0.1%			Legg Mason, Inc.	6,776	194,268
Southwest Airlines Co.	30,735	406,317	Morgan Stanley	56,934	1,667,597
AUTO COMPONENTS — 0.2%			Northern Trust Corp.	10,274	567,741
Goodyear Tire & Rubber Co.			State Street Corp.	20,077	906,276
(The)(1)	9,620	121,597
			T. Rowe Price Group, Inc.	10,615	583,082
Johnson Controls, Inc.	27,231	898,350			11,680,756
		1,019,947	CHEMICALS — 1.8%
AUTOMOBILES — 0.5%			Air Products
Ford Motor Co.(1)	137,459	1,727,860	& Chemicals, Inc.	8,676	641,590
Harley-Davidson, Inc.	9,734	273,233	Airgas, Inc.	3,461	220,189
		2,001,093	CF Industries Holdings, Inc.	2,009	183,181
BEVERAGES — 2.5%			Dow Chemical Co. (The)	46,992	1,389,553
Brown-Forman Corp.,			E.I. du Pont de Nemours
Class B	4,492	267,050	& Co.	36,700	1,366,708
Coca-Cola Co. (The)	94,047	5,172,585	Eastman Chemical Co.	3,011	191,740
Coca-Cola Enterprises, Inc.	12,835	355,016	Ecolab, Inc.	9,438	414,800
Constellation Brands, Inc.,			FMC Corp.	2,956	178,956
Class A(1)	8,409	138,244
			International Flavors
Dr. Pepper Snapple			& Fragrances, Inc.	3,347	159,552
Group, Inc.	10,131	356,307	Monsanto Co.	22,204	1,585,810
Molson Coors Brewing Co.,			PPG Industries, Inc.	6,840	447,336
Class B	6,489	272,927
			Praxair, Inc.	12,500	1,037,500

11

Equity Index

	Shares	Value		Shares	Value
Sigma-Aldrich Corp.	4,983	$ 267,388	QLogic Corp.(1)	4,458	$ 90,497
		8,084,303	SanDisk Corp.(1)	9,402	325,591
COMMERCIAL BANKS — 3.1%			Teradata Corp.(1)	6,594	190,501
BB&T Corp.	28,197	913,301	Western Digital Corp.(1)	9,385	365,921
Comerica, Inc.	7,097	269,970			17,895,009
Fifth Third Bancorp.	31,879	433,236	CONSTRUCTION & ENGINEERING — 0.2%
First Horizon			Fluor Corp.	7,424	345,290
National Corp.(1)	9,448	132,738
			Jacobs Engineering
Huntington Bancshares, Inc.	29,311	157,400	Group, Inc.(1)	5,115	231,147
KeyCorp	36,390	282,022	Quanta Services, Inc.(1)	8,571	164,220
M&T Bank Corp.	3,370	267,511			740,657
Marshall & Ilsley Corp.	20,691	166,562	CONSTRUCTION MATERIALS — 0.1%
PNC Financial Services			Vulcan Materials Co.	4,977	235,113
Group, Inc.	21,034	1,255,730
			CONSUMER FINANCE — 0.8%
Regions Financial Corp.	49,028	384,870
			American Express Co.	48,872	2,016,459
SunTrust Banks, Inc.	20,150	539,818
			Capital One Financial Corp.	18,482	765,340
U.S. Bancorp.	77,958	2,017,553
			Discover Financial Services	22,322	332,598
Wells Fargo & Co.	211,257	6,574,318
			SLM Corp.(1)	19,249	240,997
Zions Bancorp.	6,252	136,419
		13,531,448			3,355,394
COMMERCIAL SERVICES & SUPPLIES — 0.5%			CONTAINERS & PACKAGING — 0.2%
Avery Dennison Corp.	4,673	170,144	Ball Corp.	3,874	206,794
Cintas Corp.	5,236	147,079	Bemis Co., Inc.	4,333	124,444
			Owens-Illinois, Inc.(1)	6,952	247,074
Iron Mountain, Inc.	7,285	199,609
			Pactiv Corp.(1)	5,684	143,123
Pitney Bowes, Inc.	8,717	213,131
R.R. Donnelley & Sons Co.	7,983	170,437	Sealed Air Corp.	6,052	127,576
Republic Services, Inc.	13,245	384,370			849,011
Stericycle, Inc.(1)	3,517	191,676	DISTRIBUTORS — 0.1%
Waste Management, Inc.	19,625	675,689	Genuine Parts Co.	6,607	279,080
		2,152,135	DIVERSIFIED CONSUMER SERVICES — 0.2%
			Apollo Group, Inc., Class A(1)	5,344	327,534
COMMUNICATIONS EQUIPMENT — 2.4%
Cisco Systems, Inc.(1)	233,304	6,072,903	DeVry, Inc.	2,600	169,520
Harris Corp.	5,420	257,396	H&R Block, Inc.	13,857	246,654
JDS Uniphase Corp.(1)	8,760	109,763			743,708
Juniper Networks, Inc.(1)	21,610	662,995	DIVERSIFIED FINANCIAL SERVICES — 4.6%
			Bank of America Corp.	409,012	7,300,864
Motorola, Inc.(1)	95,018	667,026
			Citigroup, Inc.(1)	800,826	3,243,346
QUALCOMM, Inc.	68,517	2,877,029
			CME Group, Inc.	2,696	852,233
Tellabs, Inc.	14,706	111,324
			IntercontinentalExchange,
		10,758,436	Inc.(1)	3,006	337,213
COMPUTERS & PERIPHERALS — 4.1%			JPMorgan Chase & Co.(2)	162,048	7,251,648
Apple, Inc.(1)	36,964	8,683,953
			Leucadia National Corp.(1)	7,700	191,037
Dell, Inc.(1)	69,963	1,050,145	McGraw-Hill Cos., Inc. (The)	13,034	464,662
EMC Corp.(1)	83,731	1,510,507	Moody’s Corp.	8,107	241,183
Hewlett-Packard Co.	95,971	5,100,859	NASDAQ OMX Group, Inc.
Lexmark International, Inc.,			(The)(1)	5,900	124,608
Class A(1)	3,369	121,553	NYSE Euronext	10,725	317,567
NetApp, Inc.(1)	13,989	455,482			20,324,361

12

Equity Index

	Shares	Value		Shares	Value
DIVERSIFIED TELECOMMUNICATION			Diamond Offshore
SERVICES — 2.5%			Drilling, Inc.	2,845	$ 252,665
AT&T, Inc.	240,853	$ 6,223,641	FMC Technologies, Inc.(1)	5,025	324,766
CenturyTel, Inc.	12,268	435,023	Halliburton Co.	36,668	1,104,807
Frontier			Helmerich & Payne, Inc.	4,305	163,934
Communications Corp.	13,529	100,656	Nabors Industries Ltd.(1)	11,783	231,300
Qwest Communications			National Oilwell Varco, Inc.	16,933	687,141
International, Inc.	59,635	311,295
			Rowan Cos., Inc.(1)	4,396	127,968
Verizon
Communications, Inc.	115,480	3,582,190	Schlumberger Ltd.	48,882	3,102,052
Windstream Corp.	18,223	198,448	Smith International, Inc.	10,199	436,721
		10,851,253			7,709,170
ELECTRIC UTILITIES — 1.8%			FOOD & STAPLES RETAILING — 2.6%
Allegheny Energy, Inc.	6,754	155,342	Costco Wholesale Corp.	17,993	1,074,362
American Electric			CVS Caremark Corp.	56,463	2,064,287
Power Co., Inc.	19,300	659,674	Kroger Co. (The)	26,332	570,351
Duke Energy Corp.	54,065	882,341	Safeway, Inc.	15,763	391,868
Edison International	13,474	460,406	SUPERVALU, INC.	9,020	150,454
Entergy Corp.	7,614	619,399	SYSCO Corp.	23,961	706,850
Exelon Corp.	27,065	1,185,718	Walgreen Co.	40,278	1,493,911
FirstEnergy Corp.	12,296	480,650	Wal-Mart Stores, Inc.	86,940	4,833,864
FPL Group, Inc.	16,748	809,431	Whole Foods Market, Inc.(1)	6,952	251,315
Northeast Utilities	7,100	196,244			11,537,262
Pepco Holdings, Inc.	9,200	157,780	FOOD PRODUCTS — 1.8%
Pinnacle West Capital Corp.	4,163	157,070	Archer-Daniels-Midland Co.	25,996	751,284
PPL Corp.	15,084	417,978	Campbell Soup Co.	7,633	269,826
Progress Energy, Inc.	11,503	452,758	ConAgra Foods, Inc.	18,294	458,631
Southern Co.	33,773	1,119,913	Dean Foods Co.(1)	7,642	119,903
		7,754,704	General Mills, Inc.	13,467	953,329
ELECTRICAL EQUIPMENT — 0.5%			H.J. Heinz Co.	13,036	594,572
Emerson Electric Co.	30,600	1,540,404	Hershey Co. (The)	6,863	293,805
First Solar, Inc.(1)	1,989	243,951	Hormel Foods Corp.	2,861	120,191
Rockwell Automation, Inc.	5,857	330,100	J.M. Smucker Co. (The)	4,906	295,636
Roper Industries, Inc.	3,790	219,214	Kellogg Co.	10,355	553,268
		2,333,669	Kraft Foods, Inc., Class A	70,688	2,137,605
ELECTRONIC EQUIPMENT,			McCormick & Co., Inc.	5,398	207,067
INSTRUMENTS & COMPONENTS — 0.6%			Mead Johnson Nutrition Co.	8,239	428,675
Agilent Technologies, Inc.(1)	14,352	493,565	Sara Lee Corp.	28,789	401,031
Amphenol Corp., Class A	7,021	296,216	Tyson Foods, Inc., Class A	12,715	243,492
Corning, Inc.	63,319	1,279,677			7,828,315
FLIR Systems, Inc.(1)	6,400	180,480	GAS UTILITIES — 0.1%
Jabil Circuit, Inc.	7,510	121,587	Nicor, Inc.	1,951	81,786
Molex, Inc.	5,380	112,227	ONEOK, Inc.	4,304	196,478
		2,483,752	Questar Corp.	7,152	308,966
ENERGY EQUIPMENT & SERVICES — 1.8%					587,230
Baker Hughes, Inc.	12,812	600,114	HEALTH CARE EQUIPMENT & SUPPLIES — 1.9%
BJ Services Co.	12,145	259,903	Baxter International, Inc.	24,580	1,430,556
Cameron			Becton, Dickinson & Co.	9,582	754,391
International Corp.(1)	9,748	417,799

13

Equity Index

	Shares	Value		Shares	Value
Boston Scientific Corp.(1)	62,200	$ 449,084	HOUSEHOLD DURABLES — 0.4%
C.R. Bard, Inc.	3,840	332,621	D.R. Horton, Inc.	11,785	$ 148,491
CareFusion Corp.(1)	7,142	188,763	Fortune Brands, Inc.	6,159	298,773
DENTSPLY International, Inc.	5,980	208,403	Harman International
			Industries, Inc.(1)	2,834	132,574
Hospira, Inc.(1)	6,580	372,757
Intuitive Surgical, Inc.(1)	1,606	559,097	Leggett & Platt, Inc.	5,935	128,433
Medtronic, Inc.	45,092	2,030,493	Lennar Corp., Class A	6,114	105,222
			Newell Rubbermaid, Inc.	11,078	168,386
St. Jude Medical, Inc.(1)	13,193	541,573
			Pulte Homes, Inc.(1)	13,205	148,556
Stryker Corp.	11,666	667,528
Varian Medical			Stanley Black & Decker, Inc.	6,287	360,937
Systems, Inc.(1)	4,938	273,219	Whirlpool Corp.	3,023	263,757
Zimmer Holdings, Inc.(1)	8,594	508,765			1,755,129
		8,317,250	HOUSEHOLD PRODUCTS — 2.4%
HEALTH CARE PROVIDERS & SERVICES — 2.1%			Clorox Co.	5,771	370,152
Aetna, Inc.	17,723	622,255	Colgate-Palmolive Co.	20,154	1,718,330
AmerisourceBergen Corp.	11,770	340,388	Kimberly-Clark Corp.	16,941	1,065,250
Cardinal Health, Inc.	14,898	536,775	Procter & Gamble Co. (The)	118,537	7,499,836
CIGNA Corp.	11,268	412,183			10,653,568
Coventry Health Care, Inc.(1)	6,208	153,462	INDEPENDENT POWER PRODUCERS
			& ENERGY TRADERS — 0.2%
DaVita, Inc.(1)	4,181	265,075
			AES Corp. (The)(1)	27,416	301,576
Express Scripts, Inc.(1)	11,209	1,140,628
			Constellation Energy
Humana, Inc.(1)	6,952	325,145	Group, Inc.	8,278	290,641
Laboratory Corp.			NRG Energy, Inc.(1)	10,486	219,157
of America Holdings(1)	4,222	319,648
					811,374
McKesson Corp.	10,996	722,657	INDUSTRIAL CONGLOMERATES — 2.4%
Medco Health			3M Co.	29,088	2,430,884
Solutions, Inc.(1)	18,944	1,223,025
			General Electric Co.(2)	434,988	7,916,782
Patterson Cos., Inc.	3,994	124,014
Quest Diagnostics, Inc.	6,060	353,237	Textron, Inc.	11,288	239,644
Tenet Healthcare Corp.(1)	17,728	101,404			10,587,310
UnitedHealth Group, Inc.	47,308	1,545,552	INSURANCE — 3.8%
WellPoint, Inc.(1)	18,046	1,161,802	Aflac, Inc.	19,040	1,033,682
		9,347,250	Allstate Corp. (The)	21,999	710,788
			American International
HOTELS, RESTAURANTS & LEISURE — 1.5%			Group, Inc.(1)	5,400	184,356
Carnival Corp.	17,873	694,902	Aon Corp.	11,000	469,810
Darden Restaurants, Inc.	5,513	245,549	Assurant, Inc.	4,680	160,898
International			Berkshire Hathaway, Inc.,
Game Technology	12,219	225,440	Class B(1)	67,501	5,485,806
Marriott International, Inc.,			Chubb Corp. (The)	13,307	689,968
Class A	10,393	327,587
McDonald’s Corp.	43,848	2,925,539	Cincinnati Financial Corp.	6,745	194,930
			Genworth Financial, Inc.,
Starbucks Corp.(1)	30,462	739,313	Class A(1)	20,120	369,001
Starwood Hotels & Resorts			Hartford Financial Services
Worldwide, Inc.	7,695	358,895	Group, Inc. (The)	18,090	514,118
Wyndham Worldwide Corp.	7,338	188,807	Lincoln National Corp.	11,999	368,369
Wynn Resorts Ltd.	2,694	204,286	Loews Corp.	14,390	536,459
Yum! Brands, Inc.	19,239	737,431	Marsh &
		6,647,749	McLennan Cos., Inc.	21,659	528,913

14

Equity Index

	Shares	Value		Shares	Value
MetLife, Inc.	33,605	$ 1,456,441	LIFE SCIENCES TOOLS & SERVICES — 0.4%
Principal Financial			Life Technologies Corp.(1)	7,388	$ 386,171
Group, Inc.	13,248	386,974	Millipore Corp.(1)	2,268	239,501
Progressive Corp. (The)	27,484	524,670	PerkinElmer, Inc.	4,768	113,955
Prudential Financial, Inc.	18,839	1,139,759	Thermo Fisher
Torchmark Corp.	3,311	177,172	Scientific, Inc.(1)	16,838	866,146
Travelers Cos., Inc. (The)	20,920	1,128,425	Waters Corp.(1)	3,735	252,262
Unum Group	13,727	340,018			1,858,035
XL Capital Ltd., Class A	14,108	266,641	MACHINERY — 1.6%
		16,667,198	Caterpillar, Inc.	25,571	1,607,137
INTERNET & CATALOG RETAIL — 0.6%			Cummins, Inc.	8,320	515,424
Amazon.com, Inc.(1)	13,957	1,894,383	Danaher Corp.	10,703	855,277
Expedia, Inc.	8,708	217,352	Deere & Co.	17,197	1,022,534
priceline.com, Inc.(1)	1,862	474,810	Dover Corp.	7,705	360,209
		2,586,545	Eaton Corp.	6,631	502,431
INTERNET SOFTWARE & SERVICES — 1.8%			Flowserve Corp.	2,317	255,496
Akamai Technologies, Inc.(1)	7,137	224,173	Illinois Tool Works, Inc.	15,881	752,124
eBay, Inc.(1)	46,347	1,249,052	PACCAR, Inc.	14,714	637,705
Google, Inc., Class A(1)	9,845	5,582,213	Pall Corp.	4,564	184,796
Monster Worldwide, Inc.(1)	4,621	76,755	Parker-Hannifin Corp.	6,607	427,737
VeriSign, Inc.(1)	7,275	189,223	Snap-on, Inc.	2,368	102,629
Yahoo!, Inc.(1)	48,364	799,457			7,223,499
		8,120,873	MEDIA — 2.9%
IT SERVICES — 3.0%			CBS Corp., Class B	27,870	388,508
Automatic Data			Comcast Corp., Class A	115,542	2,174,500
Processing, Inc.	20,422	908,166	DIRECTV, Class A(1)	38,165	1,290,359
Cognizant Technology			Discovery Communications,
Solutions Corp., Class A(1)	12,151	619,458	Inc., Class A(1)	11,568	390,883
Computer Sciences Corp.(1)	6,277	342,034	Gannett Co., Inc.	9,264	153,041
Fidelity National Information			Interpublic Group
Services, Inc.	13,634	319,581	of Cos., Inc. (The)(1)	20,725	172,432
Fiserv, Inc.(1)	6,099	309,585	Meredith Corp.	1,653	56,880
International Business			New York Times Co. (The),
Machines Corp.	52,999	6,797,122	Class A(1)	5,277	58,733
MasterCard, Inc., Class A	3,906	992,124	News Corp., Class A	91,695	1,321,325
Paychex, Inc.	13,242	406,529	Omnicom Group, Inc.	12,504	485,280
SAIC, Inc.(1)	12,349	218,577	Scripps Networks
Total System Services, Inc.	7,750	121,365	Interactive, Inc., Class A	3,637	161,301
Visa, Inc., Class A	18,232	1,659,659	Time Warner Cable, Inc.	14,305	762,599
Western Union Co. (The)	27,661	469,131	Time Warner, Inc.	46,946	1,468,001
			Viacom, Inc., Class B(1)	24,539	843,651
		13,163,331
LEISURE EQUIPMENT & PRODUCTS — 0.1%			Walt Disney Co. (The)	79,116	2,761,940
Eastman Kodak Co.(1)	10,301	59,643	Washington Post Co. (The),
			Class B	243	107,936
Hasbro, Inc.	4,883	186,921			12,597,369
Mattel, Inc.	14,843	337,530	METALS & MINING — 1.1%
		584,094	AK Steel Holding Corp.	4,403	100,653
			Alcoa, Inc.	40,896	582,359

15

Equity Index

	Shares	Value		Shares	Value
Allegheny Technologies, Inc.	4,008	$ 216,392	Devon Energy Corp.	18,306	$ 1,179,456
Cliffs Natural Resources, Inc.	5,528	392,212	El Paso Corp.	28,919	313,482
Freeport-McMoRan Copper			EOG Resources, Inc.	10,245	952,170
& Gold, Inc.	17,655	1,474,899	EQT Corp.	5,422	222,302
Newmont Mining Corp.	19,978	1,017,479	Exxon Mobil Corp.	192,442	12,889,765
Nucor Corp.	12,955	587,898	Hess Corp.	11,944	747,097
Titanium Metals Corp.(1)	3,900	64,701	Marathon Oil Corp.	28,950	915,978
United States Steel Corp.	5,737	364,414	Massey Energy Co.	3,695	193,212
		4,801,007	Murphy Oil Corp.	7,623	428,336
MULTILINE RETAIL — 0.9%			Noble Energy, Inc.	7,178	523,994
Big Lots, Inc.(1)	3,556	129,510	Occidental Petroleum Corp.	33,026	2,792,018
Family Dollar Stores, Inc.	5,497	201,245	Peabody Energy Corp.	11,051	505,031
J.C. Penney Co., Inc.	9,765	314,140	Pioneer Natural
Kohl’s Corp.(1)	12,357	676,916	Resources Co.	4,750	267,520
Macy’s, Inc.	17,128	372,877	Range Resources Corp.	6,361	298,140
Nordstrom, Inc.	6,715	274,308	Southwestern Energy Co.(1)	14,108	574,478
Sears Holdings Corp.(1)	2,052	222,498	Spectra Energy Corp.	25,923	584,045
Target Corp.	30,614	1,610,296	Sunoco, Inc.	4,972	147,718
		3,801,790	Tesoro Corp.	6,100	84,790
MULTI-UTILITIES — 1.2%			Valero Energy Corp.	23,228	457,592
Ameren Corp.	9,671	252,220	Williams Cos., Inc. (The)	23,444	541,556
CenterPoint Energy, Inc.	15,948	229,013	XTO Energy, Inc.	23,869	1,126,139
CMS Energy Corp.	9,854	152,343			39,358,609
Consolidated Edison, Inc.	11,357	505,841	PAPER & FOREST PRODUCTS — 0.2%
Dominion Resources, Inc.	24,286	998,397	International Paper Co.	17,879	440,002
DTE Energy Co.	6,806	303,548	MeadWestvaco Corp.	7,043	179,949
Integrys Energy Group, Inc.	3,239	153,464	Weyerhaeuser Co.	8,724	394,935
NiSource, Inc.	11,658	184,196			1,014,886
PG&E Corp.	15,037	637,869	PERSONAL PRODUCTS — 0.2%
Public Service Enterprise			Avon Products, Inc.	17,209	582,869
Group, Inc.	20,498	605,101	Estee Lauder Cos., Inc.
SCANA Corp.	4,420	166,148	(The), Class A	4,708	305,408
Sempra Energy	10,199	508,930			888,277
TECO Energy, Inc.	8,746	138,974	PHARMACEUTICALS — 5.9%
Wisconsin Energy Corp.	4,815	237,909	Abbott Laboratories	63,203	3,329,534
Xcel Energy, Inc.	18,264	387,197	Allergan, Inc.	12,461	813,952
		5,461,150	Bristol-Myers Squibb Co.	69,777	1,863,046
OFFICE ELECTRONICS — 0.1%			Eli Lilly & Co.	41,271	1,494,836
Xerox Corp.	55,600	542,100	Forest Laboratories, Inc.(1)	12,496	391,875
OIL, GAS & CONSUMABLE FUELS — 8.9%			Johnson & Johnson	112,344	7,324,829
Anadarko Petroleum Corp.	20,049	1,460,169	King Pharmaceuticals, Inc.(1)	9,496	111,673
Apache Corp.	13,751	1,395,727	Merck & Co., Inc.	126,992	4,743,151
Cabot Oil & Gas Corp.	4,278	157,430	Mylan, Inc.(1)	12,546	284,920
Chesapeake Energy Corp.	26,541	627,429	Pfizer, Inc.	329,449	5,650,050
Chevron Corp.	81,883	6,209,188	Watson
ConocoPhillips	60,689	3,105,456	Pharmaceuticals, Inc.(1)	4,356	181,950
CONSOL Energy, Inc.	9,054	386,244			26,189,816
Denbury Resources, Inc.(1)	16,132	272,147

16

Equity Index

	Shares	Value		Shares	Value
PROFESSIONAL SERVICES — 0.1%			National
Dun & Bradstreet Corp.	2,099	$ 156,208	Semiconductor Corp.	9,610	$ 138,864
Equifax, Inc.	5,327	190,707	Novellus Systems, Inc.(1)	3,632	90,800
Robert Half			NVIDIA Corp.(1)	22,903	398,054
International, Inc.	5,843	177,802	Teradyne, Inc.(1)	7,674	85,719
		524,717	Texas Instruments, Inc.	50,404	1,233,386
REAL ESTATE INVESTMENT TRUSTS (REITs) — 1.2%			Xilinx, Inc.	11,331	288,941
Apartment Investment &					10,780,963
Management Co., Class A	4,291	78,997	SOFTWARE — 4.0%
AvalonBay Communities, Inc.	3,307	285,559	Adobe Systems, Inc.(1)	21,188	749,420
Boston Properties, Inc.	5,610	423,218
			Autodesk, Inc.(1)	9,554	281,079
Equity Residential	11,602	454,218
			BMC Software, Inc.(1)	7,237	275,006
HCP, Inc.	11,973	395,109
Health Care REIT, Inc.	5,055	228,638	CA, Inc.	15,773	370,192
			Citrix Systems, Inc.(1)	7,588	360,202
Host Hotels & Resorts, Inc.	26,470	387,786
			Compuware Corp.(1)	8,747	73,475
Kimco Realty Corp.	16,788	262,564
Plum Creek Timber Co., Inc.	6,729	261,825	Electronic Arts, Inc.(1)	13,334	248,812
ProLogis	18,643	246,088	Intuit, Inc.(1)	12,931	444,051
Public Storage	5,601	515,236	McAfee, Inc.(1)	6,557	263,132
Simon Property Group, Inc.	11,849	994,131	Microsoft Corp.	311,216	9,109,292
Ventas, Inc.	6,474	307,386	Novell, Inc.(1)	14,691	87,999
Vornado Realty Trust	6,455	488,644	Oracle Corp.	159,528	4,098,274
		5,329,399	Red Hat, Inc.(1)	7,769	227,399
REAL ESTATE MANAGEMENT & DEVELOPMENT(3)			salesforce.com, inc.(1)	4,475	333,164
CB Richard Ellis Group, Inc.,			Symantec Corp.(1)	33,135	560,644
Class A(1)	11,042	175,016			17,482,141
ROAD & RAIL — 0.7%			SPECIALTY RETAIL — 2.0%
CSX Corp.	15,875	808,037	Abercrombie & Fitch Co.,
Norfolk Southern Corp.	15,176	848,187	Class A	3,747	171,013
Ryder System, Inc.	2,006	77,753	AutoNation, Inc.(1)	3,773	68,216
Union Pacific Corp.	20,495	1,502,283	AutoZone, Inc.(1)	1,171	202,688
		3,236,260	Bed Bath & Beyond, Inc.(1)	10,814	473,220
SEMICONDUCTORS &			Best Buy Co., Inc.	14,105	600,027
SEMICONDUCTOR EQUIPMENT — 2.4%			GameStop Corp., Class A(1)	6,552	143,554
Advanced Micro
Devices, Inc.(1)	23,184	214,916	Gap, Inc. (The)	19,398	448,288
Altera Corp.	12,028	292,401	Home Depot, Inc. (The)	69,259	2,240,529
Analog Devices, Inc.	12,009	346,099	Limited Brands, Inc.	11,011	271,091
Applied Materials, Inc.	54,421	733,595	Lowe’s Cos., Inc.	59,828	1,450,231
Broadcom Corp., Class A	17,677	586,523	Office Depot, Inc.(1)	11,746	93,733
Intel Corp.	224,951	5,007,409	O’Reilly Automotive, Inc.(1)	5,754	239,999
KLA-Tencor Corp.	7,008	216,687	RadioShack Corp.	5,417	122,587
Linear Technology Corp.	9,288	262,665	Ross Stores, Inc.	4,931	263,660
LSI Corp.(1)	26,531	162,370	Sherwin-Williams Co. (The)	3,623	245,205
MEMC Electronic			Staples, Inc.	29,920	699,829
Materials, Inc.(1)	9,556	146,493	Tiffany & Co.	5,014	238,115
Microchip Technology, Inc.	7,484	210,749	TJX Cos., Inc. (The)	17,194	731,089
Micron Technology, Inc.(1)	35,158	365,292	Urban Outfitters, Inc.(1)	5,349	203,422
					8,906,496

17

Equity Index

	Shares	Value		Shares/
TEXTILES, APPAREL & LUXURY GOODS — 0.5%				Principal
Coach, Inc.	12,665	$ 500,521		Amount	Value
NIKE, Inc., Class B	15,834	1,163,799	Temporary Cash Investments —
Polo Ralph Lauren Corp.	2,278	193,721	Segregated For
VF Corp.	3,661	293,429	Futures Contracts — 2.1%
		2,151,470	JPMorgan U.S. Treasury
THRIFTS & MORTGAGE FINANCE — 0.1%			Plus Money Market Fund
Hudson City Bancorp., Inc.	18,522	262,271	Agency Shares	27,759	$ 27,759
People’s United			Repurchase Agreement, Bank of America
Financial, Inc.	15,165	237,181	Securities, LLC, (collateralized by various
			U.S. Treasury obligations, 3.125%, 1/31/17,
		499,452	valued at $8,496,782), in a joint trading
TOBACCO — 1.5%			account at 0.01%, dated 3/31/10, due
Altria Group, Inc.	85,174	1,747,770	4/1/10 (Delivery value $8,300,002)		8,300,000
Lorillard, Inc.	6,224	468,294	U.S. Treasury Bills,
			0.12%, 5/6/10(4)	$1,130,000	1,129,861
Philip Morris
International, Inc.	76,618	3,996,395	TOTAL TEMPORARY CASH
Reynolds American, Inc.	6,990	377,320	INVESTMENTS — SEGREGATED
			FOR FUTURES CONTRACTS
		6,589,779	(Cost $9,457,625)		9,457,620
TRADING COMPANIES & DISTRIBUTORS — 0.1%			TOTAL INVESTMENT
Fastenal Co.	5,292	253,963	SECURITIES — 99.9%
W.W. Grainger, Inc.	2,550	275,706	(Cost $333,663,240)		440,088,012
		529,669	OTHER ASSETS
WIRELESS TELECOMMUNICATION SERVICES — 0.3%			AND LIABILITIES — 0.1%		403,703
American Tower Corp.,			TOTAL NET ASSETS — 100.0%		$440,491,715
Class A(1)	16,584	706,644
MetroPCS
Communications, Inc.(1)	10,800	76,464
Sprint Nextel Corp.(1)	119,125	452,675
		1,235,783
TOTAL COMMON STOCKS
(Cost $324,205,615)		430,630,392

Futures Contracts
	Contracts Purchased	Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
	169 S&P 500 E-Mini Futures	June 2010	$9,845,940	$169,209

Notes to Schedule of Investments
(1)	Non-income producing.
(2)	Security, or a portion thereof, has been segregated for futures contracts. At the period end, the aggregate value of securities pledged was $9,846,000.
(3)	Industry is less than 0.05% of total net assets.
(4)	The rate indicated is the yield to maturity at purchase.

Industry classifications are unaudited.

See Notes to Financial Statements.

18

Statement of Assets and Liabilities

MARCH 31, 2010
Assets
Investment securities, at value (cost of $333,663,240)	$440,088,012
Cash	3,100
Receivable for capital shares sold	222,155
Dividends and interest receivable	550,619
440,863,886

Liabilities
Payable for investments purchased	63,655
Payable for capital shares redeemed	142,922
Payable for variation margin on futures contracts	25,019
Accrued management fees	140,575
372,171

Net Assets	$440,491,715

Net Assets Consist of:
Capital (par value and paid-in surplus)	$393,387,849
Undistributed net investment income	45,551
Accumulated net realized loss on investment transactions	(59,535,666)
Net unrealized appreciation on investments	106,593,981
$440,491,715

Investor Class, $0.01 Par Value
Net assets	$208,725,818
Shares outstanding	44,955,766
Net asset value per share	$4.64

Institutional Class, $0.01 Par Value
Net assets	$231,765,897
Shares outstanding	49,902,692
Net asset value per share	$4.64

See Notes to Financial Statements.

19

Statement of Operations

YEAR ENDED MARCH 31, 2010
Investment Income (Loss)
Income:
Dividends	$ 8,960,605
Interest	9,536
8,970,141

Expenses:
Management fees	1,471,238
Directors’ fees and expenses	14,191
Other expenses	19
1,485,448

Net investment income (loss)	7,484,693

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	7,048,214
Futures contract transactions	4,232,395
11,280,609

Change in net unrealized appreciation (depreciation) on:
Investments	133,224,165
Futures contracts	(489,897)
132,734,268

Net realized and unrealized gain (loss)	144,014,877

Net Increase (Decrease) in Net Assets Resulting from Operations	$151,499,570

See Notes to Financial Statements.

20

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2010 AND MARCH 31, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$ 7,484,693	$ 11,301,222
Net realized gain (loss)	11,280,609	20,315,221
Change in net unrealized appreciation (depreciation)	132,734,268	(245,933,033)
Net increase (decrease) in net assets resulting from operations	151,499,570	(214,316,590)

Distributions to Shareholders
From net investment income:
Investor Class	(3,159,335)	(3,550,797)
Institutional Class	(4,332,216)	(7,578,541)
Decrease in net assets from distributions	(7,491,551)	(11,129,338)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(23,595,176)	(261,960,006)

Net increase (decrease) in net assets	120,412,843	(487,405,934)

Net Assets
Beginning of period	320,078,872	807,484,806
End of period	$ 440,491,715	$ 320,078,872

Undistributed net investment income	$45,551	$33,941

See Notes to Financial Statements.

21

Notes to Financial Statements

MARCH 31, 2010

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Equity Index Fund (the fund) is one fund in a series issued by the corporation. The fund is nondiversified under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by matching, as closely as possible, the investment characteristics and results of the S&P 500 Composite Price Index (S&P 500 Index). The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue the Investor Class and the Institutional Class. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the

22

securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2007. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — In preparing the financial statements, management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule for the fund ranges from 0.350% to 0.490% for the Investor Class. The Institutional Class is 0.200% less at each point within the range. The effective annual management fee for each class of the fund for the year ended March 31, 2010 was 0.49% and 0.29% for the Investor Class and Institutional Class, respectively.

23

ACIM has entered into a Subadvisory Agreement with Northern Trust Investments, N.A. (NTI) (the subadvisor) on behalf of the fund. The subadvisor makes investment decisions for the fund in accordance with the fund’s investment objectives, policies and restrictions under the supervision of ACIM and the Board of Directors. ACIM pays all costs associated with retaining NTI as the subadvisor of the fund.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended March 31, 2010, were $46,207,018 and $61,550,300, respectively.

4. Capital Share Transactions

Transactions in shares of the fund were as follows:
	Year ended March 31, 2010		Year ended March 31, 2009
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	150,000,000		150,000,000
Sold	12,694,955	$ 52,828,024	11,722,718	$ 47,846,238
Issued in reinvestment of distributions	725,656	3,081,827	879,869	3,466,687
Redeemed	(9,204,015)	(37,281,187)	(11,312,460)	(45,792,775)
	4,216,596	18,628,664	1,290,127	5,520,150
Institutional Class/Shares Authorized	310,000,000		310,000,000
Sold	10,325,912	39,608,523	12,856,911	56,973,880
Issued in reinvestment of distributions	1,026,830	4,332,216	1,805,909	7,578,541
Redeemed	(21,735,881)	(86,164,579)	(68,330,902)	(332,032,577)
	(10,383,139)	(42,223,840)	(53,668,082)	(267,480,156)
Net increase (decrease)	(6,166,543)	$(23,595,176)	(52,377,955)	$(261,960,006)

24

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities and other financial instruments as of March 31, 2010. The Schedule of Investments provides additional details on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$430,630,392	—	—
Temporary Cash Investments	27,759	$9,429,861	—
Total Value of Investment Securities	$430,658,151	$9,429,861	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Futures Contracts	$169,209	—	—

6. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The equity price risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

The value of equity price risk derivatives as of March 31, 2010, is disclosed on the Statement of Assets and Liabilities as a liability of $25,019 in payable for variation margin on futures contracts. For the year ended March 31, 2010, the effect of equity price risk derivatives on the Statement of Operations was $4,232,395 in net realized gain (loss) on futures contract transactions and $(489,897) in change in net unrealized appreciation (depreciation) on futures contracts.

25

7. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the year ended March 31, 2010, the fund did not utilize the program.

8. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2010 and March 31, 2009 were as follows:

	2010	2009
Distributions Paid From
Ordinary income	$7,491,551	$11,129,338
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2010, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$353,892,679
Gross tax appreciation of investments	$130,248,135
Gross tax depreciation of investments	(44,052,802)
Net tax appreciation (depreciation) of investments	$ 86,195,333
Net tax appreciation (depreciation) on derivatives	—
Net tax appreciation (depreciation)	$86,195,333
Undistributed ordinary income	$45,551
Accumulated capital losses	$(39,137,018)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on certain futures contracts.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. The capital loss carryovers expire as follows:

2011	2012	2013	2014	2015
$(21,756,247)	$(1,957,751)	$(1,992,016)	$(5,270,954)	$(8,160,050)

26

9. Corporate Event

As part of a long-standing estate and business succession plan established by ACC Co-Chairman James E. Stowers, Jr., the founder of American Century Investments, ACC Co-Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of each fund’s advisor. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee may technically be considered a “change of control” of ACC and therefore also a change of control of each fund’s advisor even though there has been no change to their management and none is anticipated. The “change of control” resulted in the assignment of each fund’s investment advisory agreement. Under the 1940 Act, an assignment automatically terminated such agreement, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Directors approved interim investment advisory agreements under which each fund will be managed until new agreements are approved by fund shareholders. On March 29, 2010, the Board of Directors approved new investment advisory agreements. The interim agreements and the new agreements are substantially identical to the terminated agreements (with the exception of different effective and termination dates) and will not result in changes in the management of American Century Investments, the funds, their investment objectives, fees or services provided. The new agreements have been submitted to shareholders for approval at a Special Meeting of Shareholders to be held on June 16, 2010.

10. Recently Issued Accounting Standards

In March 2008, the Financial Accounting Standards Board (FASB) issued Accounting Standards Codification (ASC) Section 815-10 (formerly Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities —an amendment of FASB Statement No. 133”). ASC Section 815-10 is effective for interim periods beginning after November 15, 2008 and has been adopted by the fund. ASC Section 815-10 amends and expands disclosures about derivative instruments and hedging activities. ASC Section 815-10 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities.

11. Other Tax Information (Unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2010.

For corporate taxpayers, the fund hereby designates $7,491,551, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2010 as qualified for the corporate dividends received deduction.

27

Financial Highlights

Equity Index

Investor Class
For a Share Outstanding Throughout the Years Ended March 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$3.17	$5.26	$5.66	$5.16	$4.70
Income From Investment Operations
Net Investment Income (Loss)(1)	0.07	0.09	0.09	0.08	0.07
Net Realized and Unrealized Gain (Loss)	1.47	(2.09)	(0.39)	0.50	0.46
Total From Investment Operations	1.54	(2.00)	(0.30)	0.58	0.53
Distributions
From Net Investment Income	(0.07)	(0.09)	(0.10)	(0.08)	(0.07)
From Tax Return of Capital	—	—	—(2)	—	—
Total Distributions	(0.07)	(0.09)	(0.10)	(0.08)	(0.07)
Net Asset Value, End of Period	$4.64	$3.17	$5.26	$5.66	$5.16

Total Return(3)	48.96%	(38.36)%	(5.46)%	11.28%	11.36%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	0.49%	0.49%	0.49%	0.49%	0.49%
Ratio of Net Investment Income (Loss)
to Average Net Assets	1.81%	1.93%	1.51%	1.49%	1.43%
Portfolio Turnover Rate	12%	5%	9%	4%	17%
Net Assets, End of Period (in thousands)	$208,726	$129,026	$207,571	$232,880	$152,799
(1)	Computed using average shares outstanding throughout the period.
(2) Per share amount was less than $0.005.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

28

Equity Index

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$3.17	$5.26	$5.67	$5.16	$4.71
Income From Investment Operations
Net Investment Income (Loss)(1)	0.08	0.10	0.10	0.09	0.08
Net Realized and Unrealized Gain (Loss)	1.47	(2.09)	(0.40)	0.51	0.45
Total From Investment Operations	1.55	(1.99)	(0.30)	0.60	0.53
Distributions
From Net Investment Income	(0.08)	(0.10)	(0.11)	(0.09)	(0.08)
From Tax Return of Capital	—	—	—(2)	—	—
Total Distributions	(0.08)	(0.10)	(0.11)	(0.09)	(0.08)
Net Asset Value, End of Period	$4.64	$3.17	$5.26	$5.67	$5.16

Total Return(3)	49.27%	(38.24)%	(5.27)%	11.50%	11.35%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	0.29%	0.29%	0.29%	0.29%	0.29%
Ratio of Net Investment Income (Loss)
to Average Net Assets	2.01%	2.13%	1.71%	1.69%	1.63%
Portfolio Turnover Rate	12%	5%	9%	4%	17%
Net Assets, End of Period (in thousands)	$231,766	$191,053	$599,914	$813,571	$662,759
(1)	Computed using average shares outstanding throughout the period.
(2) Per share amount was less than $0.005.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

29

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Capital Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Equity Index Fund, one of the mutual funds constituting American Century Capital Portfolios, Inc. (the “Corporation”), as of March 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Equity Index Fund of American Century Capital Portfolios, Inc. as of March 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
May 17, 2010

30

Management

The Board of Directors

The individuals listed below serve as directors of the fund. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age may be extended or changed with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM) and American Century Global Investment Management, Inc. (ACGIM). ACIM and ACGIM are referred to collectively as the “advisors.”

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACGIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Independent Directors
Thomas A. Brown
Year of Birth: 1940
Position(s) with the Fund: Director
Length of Time Served: Since 1980
Principal Occupation(s) During the Past Five Years: Managing Member, Associated Investments,
LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)
Number of Funds in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None
Education/Other Professional Experience: BS in Mechanical Engineering, University of
Kansas; formerly, Chief Executive Officer, Associated Bearings Company; formerly,
Area Vice President, Applied Industrial Technologies (bearings and power transmission company)

31

Andrea C. Hall
Year of Birth: 1945
Position(s) with the Fund: Director
Length of Time Served: Since 1997
Principal Occupation(s) During the Past Five Years: Retired as advisor to the President, Midwest
Research Institute (not-for-profit research organization) (June 2006)
Number of Funds in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None
Education/Other Professional Experience: BS in Biology, Florida State University; PhD in
Biology, Georgetown University; formerly, Senior Vice President and director of
Research Operations, Midwest Research Institute

James A. Olson
Year of Birth: 1942
Position(s) with the Fund: Director
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to
September 2006)
Number of Funds in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: Saia, Inc. and Entertainment Properties Trust
Education/Other Professional Experience: BS in Business Administration and MBA, St. Louis
University; CPA; 21 years of experience as a partner in the accounting firm of Ernst
& Young LLP

Donald H. Pratt
Year of Birth: 1937
Position(s) with the Fund: Director, Chairman of the Board
Length of Time Served: Since 1995
Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer,
Western Investments, Inc. (real estate company)
Number of Funds in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None
Education/Other Professional Experience: BS in Industrial Engineering, Wichita State
University; MBA, Harvard Business School; serves on the Board of Governors of the Independent Directors Council and Investment Company Institute; formerly,
Chairman of the Board, Butler Manufacturing Company (metal buildings producer)

Gale E. Sayers
Year of Birth: 1943
Position(s) with the Fund: Director
Length of Time Served: Since 2000
Principal Occupation(s) During the Past Five Years: President, Chief Executive Officer and
Founder, Sayers40, Inc., (technology products and services provider)
Number of Funds in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None
Education/Other Professional Experience: BS in Physical Education and M.Ed. in Educational
Administration, University of Kansas; Recipient of the Ernst & Young Entrepreneur
of the Year Award; inducted into the Chicago Entrepreneurship Hall of Fame and the National Football League Hall of Fame

32

M. Jeannine Strandjord
Year of Birth: 1945
Position(s) with the Fund: Director
Length of Time Served: Since 1994
Principal Occupation(s) During the Past Five Years: Retired, formerly, Senior Vice President,
Process Excellence, Sprint Corporation (telecommunications company)
(January 2005-September 2005)
Number of Funds in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: DST Systems Inc., Euronet Worldwide Inc., Charming
Shoppes, Inc.
Education/Other Professional Experience: BS in Business Administration and Accounting,
University of Kansas; CPA; formerly, Senior Vice President of Financial Services and
Treasurer and Chief Financial Officer, Global Markets Group; Sprint Corporation;
formerly, with the accounting firm of Ernst and Whinney

John R. Whitten
Year of Birth: 1946
Position(s) with the Fund: Director
Length of Time Served: Since 2008
Principal Occupation(s) During the Past Five Years: Project Consultant, Celanese Corp.
(industrial chemical company)
Number of Funds in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: Rudolph Technologies, Inc.
Professional Education/Experience: BS in Business Administration, Cleveland State
University; CPA; formerly, Chief Financial Officer and Treasurer, Applied Industrial
Technologies, Inc.; thirteen years of experience with accounting firm Deloitte &
Touche LLP

Interested Director
Jonathan S. Thomas
Year of Birth: 1963
Position(s) with the Fund: Director and President
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: President and Chief Executive Officer,
ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to
February 2007); Executive Vice President, ACC (November 2005 to February 2007).
Also serves as: Chief Executive Officer and Manager, American Century Services,
LLC (ACS); Executive Vice President, American Century Investment Management
(ACIM) and American Century Global Investment Management (ACGIM); Director,
ACIM, ACGIM and other ACC subsidiaries; Global Chief Operating Officer and
Managing Director, Morgan Stanley (investment management) (March 2000 to
November 2005)
Number of Funds in Fund Complex Overseen by Director: 104
Other Directorships Held by Director: None
Education/Other Professional Experience: BA in Economics, University of Massachusetts;
MBA, Boston College; formerly held senior leadership roles with Fidelity
Investments, Boston Financial Services and Bank of America; serves on the Board of
Governors of the Investment Company Institute

33

Officers

The following table presents certain information about the executive officers of the fund. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name	Offices with
(Year of Birth)	the Fund	Principal Occupation During the Past Five Years
Jonathan Thomas	Director and	President and Chief Executive Officer, ACC (March 2007 to present); Chief
(1963)	President	Administrative Officer, ACC (February 2006 to March 2007); Executive
	since 2007	Vice President, ACC (November 2005 to February 2007). Also serves as:
Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM,
ACGIM; Director, ACIM, ACGIM and other ACC subsidiaries; Global Chief
Operating Officer and Managing Director, Morgan Stanley (March 2000 to
November 2005)
Barry Fink	Executive	Chief Operating Officer and Executive Vice President, ACC (September 2007
(1955)	Vice President	to present); President, ACS (October 2007 to present); Managing Director,
	since 2007	Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley
(2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries
Maryanne Roepke	Chief Compliance	Chief Compliance Officer, American Century funds, ACIM, ACGIM and
(1956)	Officer since 2006	ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to
	and Senior Vice	August 2006); and Treasurer and Chief Financial Officer, various American
	President	Century funds (July 2000 to August 2006). Also serves as: Senior Vice
	since 2000	President, ACS
Charles	General Counsel	Attorney, ACC (February 1994 to present); Vice President, ACC (November
Etherington	since 2007 and	2005 to present), General Counsel, ACC (March 2007 to present); Also
(1957)	Senior Vice	serves as General Counsel, ACIM, ACGIM, ACS, ACIS and other ACC
	President	subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS since 2006
Robert Leach	Vice President,	Vice President, ACS (February 2000 to present); and Controller, various
(1966)	Treasurer and	American Century funds (1997 to September 2006)
Chief Financial
Officer since 2006
David Reinmiller	Vice President	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC
(1963)	since 2000	(January 2001 to present); Chief Compliance Officer, American Century funds, ACIM and ACGIM (January 2001 to February 2005). Also serves as
Vice President, ACIM, ACGIM and ACS
Ward Stauffer	Secretary	Attorney, ACC (June 2003 – Present)
(1960)	since 2005

The SAI has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

34

Board Approval of Management and Subadvisory Agreements

American Century Investment Management, Inc. (“ACIM” or the “Advisor”) currently serves as investment advisor to the Fund under an interim management agreement (the “Interim Management Agreement”) between the Advisor and the Fund approved by the Fund’s Board of Directors (the “Board”). The Advisor previously served as investment advisor to the Fund pursuant to a management agreement (the “Prior Management Agreement”) that terminated in accordance with its terms on February 16, 2010, as a result of a change of control of the Advisor’s parent company, American Century Companies, Inc. (“ACC”). The change in control occurred as the result of a change in the trustee of a trust created by James E. Stowers, Jr., the founder of American Century Investments, which holds shares representing a significant interest in ACC stock. Mr. Stowers previously served as the trustee of the trust. On February 16, 2010, Richard W. Brown, Co-Chairman of ACC with Mr. Stowers, became the trustee in accordance with the terms of the trust and Mr. Stowers’ long-standing estate and succession plan.

Northern Trust Investments, N.A. (the “Subadvisor”) currently serves as subadvisor to the Fund under an interim subadvisory agreement (the “Interim Subadvisory Agreement”) between the Advisor and the Subad-visor. The Subadvisor previously served as subadvisor to the Fund pursuant to a subadvisory agreement (the “Prior Subadvisory Agreement”) that terminated as a result of the termination of the Prior Management Agreement.

On February 18, 2010, the Board approved the Interim Management Agreement and Interim Subadvisory Agreement in accordance with Rule 15a-4 under the Investment Company Act to ensure continued management of the Fund by the Advisor and the Subadvisor after the termination of the Prior Management Agreement and the Prior Subadvisory Agreement and until shareholder approval of a new management agreement (the “Proposed Management Agreement”) and a new subadvisory agreement (the “Proposed Subadvisory Agreement”) as required under the Act. The Board has approved the Proposed Management Agreement and Proposed Subadvisory Agreement and has recommended their approval to shareholders. Fund shareholders are scheduled to consider approval of the Proposed Management Agreement and Proposed Subadvisory Agreement at a meeting to be held on June 16, 2010.

The Interim Management Agreement and the Proposed Management Agreement are substantially identical to the Prior Management Agreement except for their effective dates and the termination provisions of the Interim Management Agreement. Under the Interim and Proposed Management Agreements, the Advisor will provide the same services to the Fund and receive the same compensation rate as under the Prior Management Agreement. The Interim and Proposed Subadvisory Agreements are substantially identical to the Prior Subadvisory Agreement except for their effective dates and the termination provisions of the Interim Subadvisory Agreement. Under the Interim and Proposed Subadvisory Agreements, the Subadvisor will provide the same services to the Fund and receive the same compensation rate from the Advisor as under the Prior Subadvisory Agreement.

35

Basis for Board Approval of Interim Agreements

In considering the approvals of the Interim Management Agreement and the Interim Subadvisory Agreement, Rule 15a-4 requires the Board to approve a contract within ten business days of the termination of the prior agreement and to determine that the compensation to be received under an interim agreement is no greater than would have been received under the prior agreement. In connection with the approvals, the Board noted that it oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor and the Subadvisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations.

In evaluating the Interim Management Agreement and the Interim Subad-visory Agreement, the Board, assisted by the advice of its independent legal counsel, considered a number of factors in addition to those required by the rule with no one factor being determinative to its analysis. Among the factors considered by the Board were the circumstances and effect of the change of control, the fact that the Advisor and Subadvisor will provide the same services and receive the same compensation rate as under the prior agreements, and that the change of control did not result in a change of the personnel managing the Fund. Upon completion of its analysis, the Board approved the Interim Management Agreement and the Interim Subadvi-sory Agreement, determining that the continued management of the Fund by the Advisor and the Subadvisor was in the best interests of the Fund and Fund shareholders.

Basis for Board Approval of Proposed Management Agreement

At a meeting held on March 29, 2010, after considering all information presented, the Board approved, and determined to recommend that shareholders approve, the Proposed Management Agreement. In connection with that approval, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and services provided to the Fund by the Advisor. The Board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of the services provided to the Fund;

• the wide range of programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the Advisor;

36

• data comparing the cost of owning the Fund to the cost of owning similar funds;

• the fact that there will be no changes to the fees, services, or personnel who provide such services as compared to the Prior Management Agreement;

• data comparing the Fund’s performance to appropriate benchmarks and/ or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the Fund to the Advisor and the overall profitability of the Advisor;

• data comparing services provided and charges to the Fund with those for other non-fund investment management clients of the Advisor; and

• consideration of collateral or “fall-out” benefits derived by the Advisor from the management of the Fund and potential sharing of economies of scale in connection with the management of the Fund.

The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In particular, the Board recognized that shareholders may have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing services to the Fund.

The Board considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent legal counsel, and evaluated such information for the Fund. The Board did not identify any single factor as being all-important or controlling, and each Board member may have attributed different levels of importance to different factors. In deciding to approve the Proposed Management Agreement under the terms ultimately determined by the Board to be appropriate, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the Proposed Management Agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the Proposed Management Agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

• constructing and designing the Fund

• portfolio research and security selection

• initial capitalization/funding

• securities trading

• Fund administration

• custody of Fund assets

37

• daily valuation of the Fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment.

Investment Management Services. The investment management services provided to the Fund are complex and provide Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. As a part of its general oversight and in evaluating investment performance, the Board expects the Advisor to manage, or arrange for the management of, the Fund in accordance with its investment objectives and approved strategies. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the underperforming Fund receives special reviews until performance improves, during which time the Board discusses with the Advisor the reasons for such underperformance and any efforts being undertaken to improve performance.

Shareholder and Other Services. Under the Proposed Management Agreement, the Advisor will also provide the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through the various committees of the Board, regularly reviews reports and evaluations of such services. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

38

Costs of Services Provided and Profitability. The Advisor provided detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Board reviewed with the Advisor the methodology used to prepare this financial information. The Board has also reviewed with the Advisor the compensation paid to the five highest paid personnel of the Advisor. This financial information regarding the Advisor is considered in order to evaluate the Advisor’s financial condition, its ability to continue to provide services under the Proposed Management Agreement, and the reasonableness of the proposed management fees. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. It noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the Advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Board seeks to evaluate economies of scale by reviewing information, such as year-over-year profitability of the Advisor generally, the profitability of its management of the Fund specifically, and the expenses incurred by the Advisor in providing various functions to the Fund. The Board believes the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, fee breakpoints as the Fund increases in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services.

Comparison to Fees of Fund not Managed by the Advisor. Both the Prior and Proposed Management Agreements provide that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s Independent Trustees (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties that provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be

39

increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of similar funds not managed by the Advisor. The Board concluded that the management fee to be paid by the Fund to the Advisor under the Proposed Management Agreement is reasonable in light of the services to be provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board concluded that the Advisor’s primary business is managing mutual funds and it generally does not use Fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute Fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders.

Conclusion of the Board. As a result of this process, the Board, in the absence of particular circumstances and assisted by the advice of its independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the Proposed Management Agreement be approved and recommended its approval to Fund shareholders.

Basis for Board Approval of Proposed Subadvisory Agreement

At its meeting held on March 29, 2010, the Fund’s Board considered and approved the Proposed Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Fund. In approving the Proposed Subad-visory Agreement, the Board considered the following criteria relevant to the Subadvisor:

• The nature of the investment management services provided to the Fund;

• the Subadvisor’s breadth of experience in index fund management;

40

• Data comparing the Fund’s performance to appropriate benchmarks; and

• The compliance policies, procedures, and regulatory experience of the Subadvisor.

The Board also considered the Subadvisor’s positive track record with respect to complying with the Advisor’s stringent requirements for trading practices and soft dollar arrangements.

Under the Proposed Subadvisory Agreement, the Subadvisor is responsible for managing the investment operations and composition of the Fund, including the purchase, retention, and disposition of the investments held by the Fund. In performing its evaluation, the Board considered information received in connection with the approval of the Proposed Subadvisory Agreement, as well as information provided on an ongoing basis at its regularly scheduled Board and committee meetings. The Board did not consider the profitability of the Subadvisor because the Subadvisor is paid from the unified fee of the Advisor as a result of arm’s length negotiations.

After considering all information presented, and while no single factor was determinative, the Board, assisted by the advice of independent legal counsel, concluded that the Proposed Subadvisory Agreement be approved and recommended its approval to Fund shareholders.

41

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

42

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Value Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock’s weight in the index is proportionate to its market value. Created by Standard & Poor’s, it is considered to be a broad measure of U.S. stock market performance.

43

Notes

44

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Capital Portfolios, Inc.
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1005
CL-ANN-68272N

Annual Report
March 31, 2010

American Century Investments®

NT Large Company Value Fund

NT Mid Cap Value Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
U.S. Stock Index Returns	4

NT Large Company Value

Performance	5
Portfolio Commentary	6
Top Ten Holdings	8
Top Five Industries	8
Types of Investments in Portfolio	8

NT Mid Cap Value

Performance	9
Portfolio Commentary	10
Top Ten Holdings	12
Top Five Industries	12
Types of Investments in Portfolio	12

Shareholder Fee Examples	13

Financial Statements

Schedule of Investments	15
Statement of Assets and Liabilities	21
Statement of Operations	22
Statement of Changes in Net Assets	23
Notes to Financial Statements	24
Financial Highlights	31
Report of Independent Registered Public Accounting Firm	33

Other Information

Management	34
Board Approval of Management Agreements	38
Additional Information	44
Index Definitions	45

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended March 31, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Fellow Shareholders,

The principal event at a recent board meeting was the retirement of Jim Stowers, Jr. from the American Century Mutual Funds Kansas City board. This was one of those times when you felt like you were living a historical moment. Jim founded what was known as Twentieth Century Mutual Funds over 50 years ago. Through the years, his number one priority has been to “Put Investors First!” The board presented Jim with a resolution acknowledging that, by building a successful investment company, he has impacted the lives of many by helping them on the path to financial success.

We respect Jim’s decision to focus his energy on the Stowers Institute for Medical Research and American Century Companies, Inc. (ACC), the parent company of the funds’ investment advisors. The pioneering medical research that Jim and his wife Virginia have made possible through the Institute should enrich the lives of millions in the future.

Shortly after his retirement from the board, we received word that Jim—who celebrated his 86th birthday in January—was hospitalized after experiencing a fall during his regular exercise regimen. While Jim has made steady progress toward recovery, this potentially serious incident resulted in the activation of his long-standing estate and business succession plan. Under the terms of the plan, ACC’s co-chairman Richard W. Brown succeeded Jim as trustee of a trust that holds a significant interest in ACC stock. While less than a majority interest, the trust is presumed to control the funds’ investment advisors under the Investment Company Act of 1940. This change triggered the need for a shareholder proxy to approve new management and subadvisory agreements for the funds. If you have not already responded, I encourage you to take the time to read the proxy materials and send your vote as soon as possible.

On behalf of the board, I want to once again thank Jim for his mutual fund board service and wish him a speedy recovery. More than three years ago, Jim and Richard Brown installed a strong and effective leadership team at American Century Investments and I look forward to continuing to work with them on behalf of fund shareholders. And while Jim no longer sits on the fund board, the inherent optimism captured by his favorite catch phrase—“The best is yet to be”—still resonates with all of us who have the privilege of serving you. I invite you to send your comments, questions or concerns to me at dhpratt@fundboardchair.com.

3

Market Perspective

By Phil Davidson, Chief Investment Officer, U.S. Value Equity

Stocks Enjoyed Bountiful Recovery

The U.S. stock market gained approximately 50% for the year ended March 31, 2010—one of its best 12-month returns in the last three decades. The key factor behind the remarkable rally in stocks was increasing confidence in a potential economic recovery.

The period began as the U.S. economy was beginning to emerge from its worst downturn since the Great Depression. Signs of economic improvement—including a pickup in industrial production, rising retail sales, and signals that the housing sector was starting to stabilize—gained momentum throughout the 12-month period, helping the U.S. economy post positive growth in the third and fourth quarters of 2009. The exception was job growth—the unemployment rate rose to its highest level since 1983 before falling back slightly toward the end of the reporting period.

Better-than-expected corporate profits also provided a boost to stocks despite sluggish revenue growth. Aggressive cost-cutting strategies across much of corporate America helped profits remain on an upward trajectory.

Value Stocks Led the Rally

Value stocks led the market’s advance, outperforming growth shares across all market capitalizations (see the table below). Many of the best-performing stocks were financially stressed companies that were able to stabilize their businesses and strengthen their balance sheets—characteristics that apply to value-oriented issues. In addition, the financial sector—a sizable component of the value universe—was one of the top-performing sectors in the equity market as many troubled financial firms were able to issue equity and deleverage.

Another recent development that has been favorable for value stocks is a resurgence of dividends. 2009 was the worst year on record for dividends in the U.S., where more than 800 companies reduced their dividend payouts by a total of $58 billion. However, in the first three months of 2010, income-oriented investors were rewarded with growing dividend payouts. In February alone, 47 companies in the S&P 500 increased their dividends or began paying them. Dividends play a central role in our efforts to reduce risk and increase total returns, and they also confirm the strength of a company’s earnings and cash flow.

U.S. Stock Index Returns
For the 12 months ended March 31, 2010
Russell 1000 Index (Large-Cap)	51.60%	Russell 2000 Index (Small-Cap)	62.76%
Russell 1000 Growth Index	49.75%	Russell 2000 Growth Index	60.32%
Russell 1000 Value Index	53.56%	Russell 2000 Value Index	65.07%
Russell Midcap Index	67.71%
Russell Midcap Growth Index	63.00%
Russell Midcap Value Index	72.41%

4

Performance

NT Large Company Value

Total Returns as of March 31, 2010
			Average Annual
			Returns
	Ticker		Since	Inception
	Symbol	1 year	Inception	Date
Institutional Class	ACLLX	47.28%	-3.15%	5/12/06
Russell 1000 Value Index	—	53.56%	-2.21%	—
S&P 500 Index	—	49.77%	-0.39%	—

*From 5/12/06, the Institutional Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Institutional Class	0.64%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

5

Portfolio Commentary

NT Large Company Value

Portfolio Managers: Chuck Ritter and Brendan Healy

Performance Summary

NT Large Company Value returned 47.28% for the 12 months ended March 31, 2010. By comparison, its benchmark, the Russell 1000 Value Index, returned 53.56%. The broader market, as measured by the S&P 500 Index, returned 49.77%. The portfolio’s return reflects operating expenses, while the indices’ returns do not. The average return for Morningstar’s Large Cap Value category (its performance, like NT Large Company Value’s, reflects operating expenses) was 50.25%.*

As the performance figures above indicate, the stock market staged a remarkable comeback during the reporting period. Economic conditions improved in response to government stimulus, corporate earnings were better than expected, and improving conditions in the capital markets helped the more highly leveraged or financially strapped companies. These factors led many investors to shift into riskier assets, and many of the period’s largest gains were made by the lower-quality businesses that fared the worst during the financial crisis. Furthermore, the names that lagged the rally tended to be the stable, less risky businesses favored by NT Large Company Value. In this environment, the portfolio received positive results in absolute terms from all 10 of the sectors in which it was invested. On a relative basis, holdings in the consumer discretionary and health care sectors detracted. The portfolio’s position in utilities contributed positively.

Consumer Discretionary Detracted

Within the consumer discretionary sector, security selection was a drag on relative performance. Although the portfolio benefited from its investments in the media industry, these results were offset by a lack of exposure to car maker Ford Motor and auto component companies. Ford, which was up significantly in the benchmark, has restructured its business and steadily gained market share. Among diversified consumer services stocks, a notable detractor was H&R Block, which experienced a decline in its tax-preparation business.

Health Care Hampered Results

The portfolio’s overweight in health care dampened relative progress. Health care stocks gained, but their progress was constrained as investors priced in worst-case scenarios for health care reform. As fears abated, the sector’s performance strengthened.

*The average return from June 1, 2006, the date nearest the fund’s inception for which data are available, through March 31, 2010, for Morningstar’s
Large Cap Value category was -1.32%. © 2010 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to
Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither
Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

6

NT Large Company Value

Security selection also slowed relative results. A notable detractor was Abbott Laboratories, which develops and manufactures laboratory diagnostics, medical devices, and pharmaceutical therapies. Earlier in the reporting period, Abbott reported a deceleration in prescription growth for Humira, its blockbuster drug for the treatment of rheumatoid arthritis. Eventually, sales of Humira rebounded strongly, but the drugmaker’s shares underperformed other pharmaceutical names.

A Defensive Bias Also Slowed Progress

A factor influencing NT Large Company Value’s relative underperformance was the annual reconstitution of the portfolio’s benchmark index, the Russell 1000 Value Index. The reconstitution, which occurred during June 2009, gave greater weighting to cyclical sectors and stocks—in other words, those that tend to rise during good economic times. Because of our investment approach, we did not respond to this shift in weightings by increasing the portfolio’s cyclical sensitivity, which hampered relative performance.

Utilities Provided a Boost

NT Large Company Value continued to benefit from a significant underweight in the utilities sector, reflecting our belief that many of these stocks have been overvalued for some time. The stance added value during the market rally when utilities underperformed all but one other benchmark sector.

Consumer Staples Provided Notable Contributor

The consumer staples sector was the source of key contributor Pepsi Bottling Group. Its share price surged on news that PepsiCo, which already owned one third of the bottling company, had launched a takeover bid. The deal closed in February 2010.

Outlook

We continue to be bottom-up investment managers, evaluating each company individually and building the portfolio one stock at a time. As of March 31, 2010, NT Large Company Value is broadly diversified, with ongoing overweight positions in the health care, information technology, and consumer staples sectors. Our valuation work is also directing us toward smaller relative weightings in financials, utilities, and materials stocks.

7

NT Large Company Value

Top Ten Holdings
% of net assets
as of 3/31/10
Exxon Mobil Corp.	4.7%
General Electric Co.	3.8%
JPMorgan Chase & Co.	3.7%
Bank of America Corp.	3.4%
Pfizer, Inc.	3.4%
Chevron Corp.	3.4%
AT&T, Inc.	3.4%
ConocoPhillips	2.6%
Verizon Communications, Inc.	2.1%
Wells Fargo & Co.	2.1%

Top Five Industries
% of net assets
as of 3/31/10
Oil, Gas & Consumable Fuels	15.4%
Pharmaceuticals	8.6%
Diversified Financial Services	7.6%
Diversified Telecommunication Services	5.9%
Insurance	4.6%

Types of Investments in Portfolio
% of net assets
as of 3/31/10
Common Stocks and Futures	99.4%
Temporary Cash Investments	0.5%
Other Assets and Liabilities	0.1%

8

Performance

NT Mid Cap Value

Total Returns as of March 31, 2010
			Average Annual
			Returns
	Ticker		Since	Inception
	Symbol	1 year*	Inception	Date
Institutional Class	ACLMX	58.29%	3.88%	5/12/06
Russell Midcap Value Index	—	72.41%	-0.09%	—
*The performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

*From 5/12/06, the Institutional Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Institutional Class	0.81%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

9

Portfolio Commentary

NT Mid Cap Value

Portfolio Managers: Kevin Toney, Michael Liss, and Phil Davidson

Performance Summary

NT Mid Cap Value returned 58.29% for the 12 months ended March 31, 2010. By comparison, the average return for Morningstar’s Mid Cap Value category (its performance, like NT Mid Cap Value’s, reflects operating expenses) was 65.78%.* The fund’s benchmark, the Russell Midcap Value Index, was up 72.41%. Its returns do not include operating expenses.

As the performance figures above indicate, the stock market staged a remarkable comeback during the reporting period. Economic conditions improved (partly in response to government stimulus programs), corporate earnings were better than expected, and improving conditions in the capital markets helped the more highly leveraged or financially strapped companies. These factors led many investors to shift into riskier assets, and many of the period’s largest gains were made by the lower-quality businesses that fared the worst during the financial crisis. That situation was at odds with NT Mid Cap Value’s investment approach, which emphasizes higher-quality businesses with sound balance sheets. Nonetheless, the portfolio received positive contributions in absolute terms from all 10 of the sectors in which it was invested. On a relative basis, NT Mid Cap Value’s underperformance was more a result of what it didn’t own, rather than what it did.

Financials Slowed Results

The portfolio’s position in the financials sector was the largest source of underperformance versus the benchmark. Although financials contributed the most to NT Mid Cap Value’s return, conservative security selection restrained relative progress as companies with stressed balance sheets, many of which had appeared to be on the brink of bankruptcy only months earlier, outperformed stronger, higher-quality businesses. The portfolio was significantly underweight commercial banks, a segment that returned more than 67% to the benchmark.

The portfolio’s investments were concentrated in the less-volatile insurance and thrift names, many of which did not keep pace with other financial stocks during the low-quality rally. A top detractor was global insurance broker, Marsh & McLennan Companies. Marsh does not have a credit-sensitive business model and we believe it is well-positioned to benefit from regulatory changes and improving operating conditions. Another notable detractor was People’s United Financial, a conservatively run and well-capitalized thrift.

*The average return from June 1, 2006, the date nearest the fund’s inception for which data are available, through March 31, 2010, for Morningstar’s
Mid Cap Value category was 0.61%. © 2010 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to
Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither
Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

10

NT Mid Cap Value

Consumer Discretionary Detracted

Relative performance was hampered by the combination of an underweight position and security selection in the consumer discretionary sector. Many of these stocks, which suffered steep declines as the recession took hold, rallied on optimism about a possible economic recovery and improving consumer sentiment. The portfolio did not own any media stocks, which outperformed as advertising revenues improved. It was also slowed by an underweight position in automakers. NT Mid Cap Value did not hold shares of Ford Motor, which rose nearly 378% during the period.

In addition, the portfolio was hindered by its investments in leisure stocks. A key detractor was International Speedway Corp. During the recession, the race track operator struggled with lower attendance at NASCAR events and a decline in corporate sponsorship.

Information Technology Contributed

The portfolio’s holdings in the information technology sector added to relative results. Many of these companies are tied more closely to their own product cycles and market opportunities than to broad economic or capital markets conditions. A key contributor was Emulex Corp., a maker of storage-networking equipment. Its share price rose dramatically on news of an unsolicited takeover bid from chipmaker Broadcom Corp. The stock remained elevated as Emulex resisted the takeover, urging shareholders to reject Broadcom’s offer on the grounds that it materially undervalued the company. Ultimately, Broadcom withdrew the offer.

Utilities Enhanced Performance

Security selection in utilities—the weakest sector in the benchmark—benefited the portfolio. Because of valuations and higher-risk business models, NT Mid Cap Value did not hold any independent power producers, one of the weakest performing segments within the sector. The portfolio’s underweight in multi-utilities was also advantageous.

Outlook

We continue to follow our disciplined, bottom-up process, selecting companies one at a time for the portfolio. As of March 31, 2010, we see opportunities in consumer staples, industrials, energy, and health care stocks, reflected by overweight positions in these sectors, relative to the benchmark. Our fundamental analysis and valuation work are also directing us toward smaller relative weightings in consumer discretionary, materials, and financials stocks.

11

NT Mid Cap Value

Top Ten Holdings
% of net assets
as of 3/31/10
Imperial Oil Ltd.	3.0%
Northern Trust Corp.	2.9%
Aon Corp.	2.7%
Kimberly-Clark Corp.	2.6%
Marsh & McLennan Cos., Inc.	2.4%
Republic Services, Inc.	2.3%
Lowe’s Cos., Inc.	2.1%
Chubb Corp. (The)	2.0%
ConAgra Foods, Inc.	1.8%
Wisconsin Energy Corp.	1.8%

Top Five Industries
% of net assets
as of 3/31/10
Insurance	13.5%
Oil, Gas & Consumable Fuels	8.9%
Food Products	6.2%
Commercial Services & Supplies	5.7%
Electric Utilities	5.2%

Types of Investments in Portfolio
% of net assets
as of 3/31/10
Domestic Common Stocks	93.3%
Foreign Common Stocks(1)	6.0%
Total Common Stocks	99.3%
Temporary Cash Investments	1.1%
Other Assets and Liabilities	(0.4)%
(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

12

Shareholder Fee Examples (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2009 to March 31, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account

13

balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	10/1/09	3/31/10	10/1/09 - 3/31/10	Expense Ratio*
NT Large Company Value — Institutional Class
Actual	$1,000	$1,088.70	$3.33	0.64%
Hypothetical	$1,000	$1,021.74	$3.23	0.64%
NT Mid Cap Value — Institutional Class
Actual	$1,000	$1,145.80	$4.28	0.80%
Hypothetical	$1,000	$1,020.94	$4.03	0.80%
*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

14

Schedule of Investments

NT Large Company Value

MARCH 31, 2010
	Shares	Value		Shares	Value
Common Stocks — 95.4%			DIVERSIFIED — 0.9%
AEROSPACE & DEFENSE — 2.6%			SPDR S&P 500 ETF Trust	23,300	$ 2,725,867
Honeywell International, Inc.	60,800	$ 2,752,416	DIVERSIFIED CONSUMER SERVICES — 0.4%
Lockheed Martin Corp.	19,900	1,656,078	H&R Block, Inc.	63,200	1,124,960
Northrop Grumman Corp.	52,500	3,442,425	DIVERSIFIED FINANCIAL SERVICES — 7.6%
		7,850,919	Bank of America Corp.	589,100	10,515,435
			Citigroup, Inc.(1)	400,900	1,623,645
BEVERAGES — 1.3%
Coca-Cola Co. (The)	72,600	3,993,000	JPMorgan Chase & Co.	254,800	11,402,300
BIOTECHNOLOGY — 0.8%					23,541,380
Amgen, Inc.(1)	28,400	1,697,184	DIVERSIFIED TELECOMMUNICATION
			SERVICES — 5.9%
Gilead Sciences, Inc.(1)	15,700	714,036
			AT&T, Inc.	403,000	10,413,520
		2,411,220	CenturyTel, Inc.	32,500	1,152,450
CAPITAL MARKETS — 3.9%			Verizon
Ameriprise Financial, Inc.	42,700	1,936,872	Communications, Inc.	212,600	6,594,852
Bank of New York					18,160,822
Mellon Corp. (The)	88,200	2,723,616	ELECTRIC UTILITIES — 2.1%
Goldman Sachs			Exelon Corp.	82,700	3,623,087
Group, Inc. (The)	29,400	5,016,522
Morgan Stanley	80,900	2,369,561	PPL Corp.	103,900	2,879,069
		12,046,571			6,502,156
CHEMICALS — 2.0%			ENERGY EQUIPMENT & SERVICES — 1.9%
E.I. du Pont de Nemours			Baker Hughes, Inc.	29,500	1,381,780
& Co.	99,300	3,697,932	Diamond Offshore
PPG Industries, Inc.	39,600	2,589,840	Drilling, Inc.	8,700	772,647
		6,287,772	National Oilwell Varco, Inc.	56,100	2,276,538
			Transocean Ltd.(1)	14,900	1,287,062
COMMERCIAL BANKS — 4.2%
PNC Financial Services					5,718,027
Group, Inc.	39,000	2,328,300	FOOD & STAPLES RETAILING — 3.2%
U.S. Bancorp.	156,200	4,042,456	Kroger Co. (The)	88,300	1,912,578
Wells Fargo & Co.	207,100	6,444,952	SYSCO Corp.	59,400	1,752,300
		12,815,708	Walgreen Co.	75,600	2,804,004
COMMERCIAL SERVICES & SUPPLIES — 1.6%			Wal-Mart Stores, Inc.	60,400	3,358,240
Avery Dennison Corp.	29,600	1,077,736			9,827,122
Pitney Bowes, Inc.	47,700	1,166,265	FOOD PRODUCTS — 1.2%
R.R. Donnelley & Sons Co.	63,000	1,345,050	Kraft Foods, Inc., Class A	76,800	2,322,432
Waste Management, Inc.	42,900	1,477,047	Unilever NV
		5,066,098	New York Shares	48,600	1,465,776
COMMUNICATIONS EQUIPMENT — 0.7%					3,788,208
Cisco Systems, Inc.(1)	86,600	2,254,198	HEALTH CARE EQUIPMENT & SUPPLIES — 0.4%
COMPUTERS & PERIPHERALS — 1.1%			Medtronic, Inc.	27,300	1,229,319
Hewlett-Packard Co.	65,500	3,481,325	HEALTH CARE PROVIDERS & SERVICES — 1.5%
CONSTRUCTION & ENGINEERING — 0.3%			Aetna, Inc.	45,300	1,590,483
			Quest Diagnostics, Inc.	15,800	920,982
Shaw Group, Inc. (The)(1)	24,400	839,848
			WellPoint, Inc.(1)	30,500	1,963,590
					4,475,055

15

NT Large Company Value

	Shares	Value		Shares	Value
HOTELS, RESTAURANTS & LEISURE — 0.5%			MULTILINE RETAIL — 0.9%
Darden Restaurants, Inc.	17,300	$ 770,542	Kohl’s Corp.(1)	28,600	$ 1,566,708
Starbucks Corp.(1)	31,500	764,505	Macy’s, Inc.	53,800	1,171,226
		1,535,047			2,737,934
HOUSEHOLD DURABLES — 0.6%			MULTI-UTILITIES — 0.7%
Newell Rubbermaid, Inc.	112,800	1,714,560	PG&E Corp.	50,100	2,125,242
HOUSEHOLD PRODUCTS — 0.5%			OFFICE ELECTRONICS — 0.4%
Clorox Co.	25,400	1,629,156	Xerox Corp.	111,500	1,087,125
INDEPENDENT POWER PRODUCERS			OIL, GAS & CONSUMABLE FUELS — 15.4%
& ENERGY TRADERS — 0.2%			Apache Corp.	33,100	3,359,650
NRG Energy, Inc.(1)	34,900	729,410	Chevron Corp.	137,400	10,419,042
INDUSTRIAL CONGLOMERATES — 4.3%			ConocoPhillips	155,900	7,977,403
General Electric Co.	646,300	11,762,660	Devon Energy Corp.	26,800	1,726,724
Tyco International Ltd.	42,100	1,610,325	Exxon Mobil Corp.	218,400	14,628,432
		13,372,985	Occidental Petroleum Corp.	42,000	3,550,680
INSURANCE — 4.6%			Royal Dutch Shell plc,
Allstate Corp. (The)	77,100	2,491,101	Class A ADR	83,700	4,842,882
Chubb Corp. (The)	49,800	2,582,130	Valero Energy Corp.	46,100	908,170
Loews Corp.	41,900	1,562,032			47,412,983
Principal Financial			PAPER & FOREST PRODUCTS — 0.4%
Group, Inc.	56,700	1,656,207	International Paper Co.	53,100	1,306,791
Torchmark Corp.	33,400	1,787,234	PHARMACEUTICALS — 8.6%
Travelers Cos., Inc. (The)	60,600	3,268,764	Abbott Laboratories	50,500	2,660,340
XL Capital Ltd., Class A	50,400	952,560	Eli Lilly & Co.	48,800	1,767,536
		14,300,028	Johnson & Johnson	85,300	5,561,560
IT SERVICES — 1.5%			Merck & Co., Inc.	161,100	6,017,085
Fiserv, Inc.(1)	22,900	1,162,404	Pfizer, Inc.	612,300	10,500,945
International Business					26,507,466
Machines Corp.	26,400	3,385,800	REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.5%
		4,548,204	Simon Property Group, Inc.	19,500	1,636,050
MACHINERY — 1.3%			SEMICONDUCTORS
Dover Corp.	35,300	1,650,275	& SEMICONDUCTOR EQUIPMENT — 1.1%
Ingersoll-Rand plc	68,200	2,378,134	Applied Materials, Inc.	75,200	1,013,696
		4,028,409	Intel Corp.	110,200	2,453,052
MEDIA — 4.4%					3,466,748
CBS Corp., Class B	132,300	1,844,262	SOFTWARE — 2.3%
Comcast Corp., Class A	180,500	3,397,010	Activision Blizzard, Inc.	82,700	997,362
Time Warner Cable, Inc.	36,700	1,956,477	Microsoft Corp.	116,000	3,395,320
Time Warner, Inc.	113,800	3,558,526	Oracle Corp.	102,300	2,628,087
Viacom, Inc., Class B(1)	78,200	2,688,516			7,020,769
		13,444,791	SPECIALTY RETAIL — 2.3%
METALS & MINING — 0.8%			Best Buy Co., Inc.	28,900	1,229,406
Freeport-McMoRan Copper			Gap, Inc. (The)	45,200	1,044,572
& Gold, Inc.	2,700	225,558	Home Depot, Inc. (The)	108,500	3,509,975
Nucor Corp.	50,200	2,278,076	Staples, Inc.	55,100	1,288,789
		2,503,634			7,072,742

16

NT Large Company Value

	Shares	Value		Shares	Value
TEXTILES, APPAREL & LUXURY GOODS — 0.5%			Temporary Cash Investments — 0.5%
VF Corp.	18,300	$ 1,466,745
			JPMorgan U.S. Treasury
TOTAL COMMON STOCKS			Plus Money Market Fund
(Cost $257,265,613)		293,786,394	Agency Shares	50,971	$ 50,971

Temporary Cash Investments —			Repurchase Agreement, Bank of America
			Securities, LLC, (collateralized by various
Segregated For Futures Contracts — 4.0%			U.S. Treasury obligations, 3.125%, 1/31/17,
Repurchase Agreement, Bank of America			valued at $1,482,330), in a joint trading
Securities, LLC, (collateralized by various			account at 0.01%, dated 3/31/10, due
U.S. Treasury obligations, 3.125%, 1/31/17,			4/1/10 (Delivery value $1,448,000)		1,448,000
valued at $12,644,851), in a joint trading			TOTAL TEMPORARY
account at 0.01%, dated 3/31/10, due			CASH INVESTMENTS
4/1/10 (Delivery value $12,352,003)			(Cost $1,498,971)		1,498,971
(Cost $12,352,000)		$ 12,352,000	TOTAL INVESTMENT
			SECURITIES — 99.9%
			(Cost $271,116,584)		307,637,365
			OTHER ASSETS
			AND LIABILITIES — 0.1%		397,170
			TOTAL NET ASSETS — 100.0%		$308,034,535

Futures Contracts
		Underlying Face
Contracts Purchased	Expiration Date	Amount at Value	Unrealized Gain (Loss)
212 S&P 500 E-Mini Futures	June 2010	$12,351,120	$292,734

Notes to Schedule of Investments
ADR = American Depositary Receipt
ETF = Exchange Traded Fund
SPDR = Standard & Poor’s Depositary Receipt
(1) Non-income producing.

Industry classifications are unaudited.

See Notes to Financial Statements.

17

NT Mid Cap Value

MARCH 31, 2010
	Shares	Value		Shares	Value
Common Stocks — 99.3%			Consolidated
			Communications
AEROSPACE & DEFENSE — 0.7%			Holdings, Inc.	21,100	$ 400,056
Northrop Grumman Corp.	13,900	$ 911,423	Iowa Telecommunications
BEVERAGES — 0.6%			Services, Inc.	30,237	504,958
Coca-Cola Enterprises, Inc.	28,100	777,246			3,508,566
CAPITAL MARKETS — 4.6%			ELECTRIC UTILITIES — 5.2%
AllianceBernstein Holding LP	8,000	245,280	American Electric Power
Ameriprise Financial, Inc.	10,483	475,509	Co., Inc.	20,091	686,711
Invesco Ltd.	32,400	709,884	Great Plains Energy, Inc.	29,582	549,338
Northern Trust Corp.	72,589	4,011,268	IDACORP, Inc.	35,179	1,217,897
State Street Corp.	19,800	893,772	Northeast Utilities	50,230	1,388,357
		6,335,713	Portland General Electric Co.	64,271	1,241,073
CHEMICALS — 0.8%			Westar Energy, Inc.	92,331	2,058,981
Minerals Technologies, Inc.	19,970	1,035,245			7,142,357
COMMERCIAL BANKS — 2.2%			ELECTRICAL EQUIPMENT — 2.0%
City National Corp.	7,000	377,790	Emerson Electric Co.	15,300	770,202
Comerica, Inc.	43,807	1,666,418	Hubbell, Inc., Class B	26,296	1,326,107
Commerce Bancshares, Inc.	24,306	999,949	Rockwell Automation, Inc.	6,900	388,884
		3,044,157	Woodward Governor Co.	6,850	219,063
COMMERCIAL SERVICES & SUPPLIES — 5.7%					2,704,256
Cintas Corp.	29,100	817,419	ELECTRONIC EQUIPMENT, INSTRUMENTS
			& COMPONENTS — 1.0%
IESI-BFC Ltd.	2,210	37,902
			Molex, Inc.	67,958	1,417,604
Pitney Bowes, Inc.	74,800	1,828,860
			ENERGY EQUIPMENT & SERVICES — 0.9%
Republic Services, Inc.	107,098	3,107,984
			Baker Hughes, Inc.	18,500	866,540
Waste Management, Inc.	61,396	2,113,864
			Smith International, Inc.	8,500	363,970
		7,906,029
					1,230,510
COMMUNICATIONS EQUIPMENT — 0.6%
			FOOD PRODUCTS — 6.2%
Emulex Corp.(1)	66,800	887,104
			Campbell Soup Co.	49,200	1,739,220
COMPUTERS & PERIPHERALS — 0.7%			ConAgra Foods, Inc.	99,207	2,487,119
Diebold, Inc.	29,914	950,069	H.J. Heinz Co.	50,500	2,303,305
CONSTRUCTION MATERIALS — 0.8%			Hershey Co. (The)	14,400	616,464
Vulcan Materials Co.	22,900	1,081,796	Kraft Foods, Inc., Class A	47,100	1,424,304
CONTAINERS & PACKAGING — 1.9%					8,570,412
Bemis Co., Inc.	60,111	1,726,388	GAS UTILITIES — 0.9%
Sonoco Products Co.	28,500	877,515	Southwest Gas Corp.	39,520	1,182,438
		2,603,903	HEALTH CARE EQUIPMENT & SUPPLIES — 3.1%
DISTRIBUTORS — 1.1%			Beckman Coulter, Inc.	22,455	1,410,174
Genuine Parts Co.	37,356	1,577,917
			Boston Scientific Corp.(1)	97,800	706,116
DIVERSIFIED — 1.5%
			CareFusion Corp.(1)	10,150	268,265
iShares Russell Midcap
Value Index Fund	50,900	2,052,797	Symmetry Medical, Inc.(1)	81,007	813,310
DIVERSIFIED TELECOMMUNICATION			Zimmer Holdings, Inc.(1)	17,600	1,041,920
SERVICES — 2.5%					4,239,785
BCE, Inc.	17,425	512,121
CenturyTel, Inc.	58,980	2,091,431

18

NT Mid Cap Value

	Shares	Value		Shares	Value
HEALTH CARE PROVIDERS & SERVICES — 1.9%			MACHINERY — 3.2%
Cardinal Health, Inc.	5,700	$ 205,371	Altra Holdings, Inc.(1)	101,462	$ 1,393,073
LifePoint Hospitals, Inc.(1)	35,000	1,287,300	Dover Corp.	9,000	420,750
Patterson Cos., Inc.	12,800	397,440	Kaydon Corp.	60,032	2,257,203
Select Medical			Robbins & Myers, Inc.	14,900	354,918
Holdings Corp.(1)	91,819	774,952			4,425,944
		2,665,063	METALS & MINING — 0.9%
HOTELS, RESTAURANTS & LEISURE — 3.2%			Newmont Mining Corp.	24,078	1,226,293
CEC Entertainment, Inc.(1)	35,800	1,363,622	MULTILINE RETAIL — 0.8%
Hyatt Hotels Corp., Class A(1)	14,111	549,765	Target Corp.	19,700	1,036,220
International Speedway			MULTI-UTILITIES — 3.9%
Corp., Class A	53,315	1,373,927	PG&E Corp.	44,100	1,870,722
Speedway Motorsports, Inc.	67,439	1,052,723	Wisconsin Energy Corp.	48,860	2,414,173
		4,340,037	Xcel Energy, Inc.	50,097	1,062,056
HOUSEHOLD DURABLES — 1.4%					5,346,951
Fortune Brands, Inc.	31,200	1,513,512	OIL, GAS & CONSUMABLE FUELS — 8.9%
Toll Brothers, Inc.(1)	20,100	418,080	Apache Corp.	3,248	329,672
		1,931,592	Devon Energy Corp.	16,100	1,037,323
HOUSEHOLD PRODUCTS — 2.8%			EQT Corp.	53,500	2,193,500
Clorox Co.	5,400	346,356	Imperial Oil Ltd.	106,100	4,098,167
Kimberly-Clark Corp.	56,295	3,539,830	Inergy LP	7,357	278,094
		3,886,186	Murphy Oil Corp.	28,600	1,607,034
INDUSTRIAL CONGLOMERATES — 0.7%			Noble Energy, Inc.	13,800	1,007,400
Tyco International Ltd.	23,500	898,875	Ultra Petroleum Corp.(1)	13,400	624,842
INSURANCE — 13.5%			Williams Pipeline
ACE Ltd.	39,000	2,039,700	Partners LP	12,800	387,200
Allstate Corp. (The)	42,100	1,360,251	XTO Energy, Inc.	14,900	702,982
Aon Corp.	87,900	3,754,209			12,266,214
Chubb Corp. (The)	52,600	2,727,310	PAPER & FOREST PRODUCTS — 0.8%
Hartford Financial Services			MeadWestvaco Corp.	14,000	357,700
Group, Inc. (The)	17,155	487,545	Weyerhaeuser Co.	16,106	729,119
HCC Insurance					1,086,819
Holdings, Inc.	49,491	1,365,952
Marsh & McLennan			REAL ESTATE INVESTMENT TRUSTS (REITs) — 3.9%
Cos., Inc.	136,054	3,322,439	Annaly Capital
			Management, Inc.	53,800	924,284
Primerica, Inc.(1)	6,038	90,570
			Boston Properties, Inc.	9,758	736,143
Symetra Financial Corp.(1)	49,279	649,497
			Government Properties
Transatlantic Holdings, Inc.	26,175	1,382,040	Income Trust	40,483	1,052,963
Travelers Cos., Inc. (The)	27,000	1,456,380	HCP, Inc.	10,100	333,300
		18,635,893	Host Hotels & Resorts, Inc.	89,286	1,308,040
IT SERVICES — 0.6%			Piedmont Office Realty
Automatic Data			Trust, Inc., Class A	53,975	1,071,404
Processing, Inc.	19,600	871,612			5,426,134
LEISURE EQUIPMENT & PRODUCTS — 0.3%			ROAD & RAIL — 0.3%
Mattel, Inc.	21,000	477,540	Heartland Express, Inc.	20,900	344,850

19

NT Mid Cap Value

	Shares	Value		Shares	Value
SEMICONDUCTORS
& SEMICONDUCTOR EQUIPMENT — 2.8%			Temporary Cash Investments — 1.1%
Applied Materials, Inc.	152,600	$ 2,057,048	JPMorgan U.S. Treasury
			Plus Money Market Fund
KLA-Tencor Corp.	35,800	1,106,936	Agency Shares	67,126	$ 67,126
Verigy Ltd.(1)	64,800	724,464	Repurchase Agreement, Bank of America
		3,888,448	Securities, LLC, (collateralized by various
SOFTWARE — 1.2%			U.S. Treasury obligations, 3.125%, 1/31/17,
Cadence Design			valued at $1,535,563), in a joint trading
Systems, Inc.(1)	137,200	913,752	account at 0.01%, dated 3/31/10, due
			4/1/10 (Delivery value $1,500,000)		1,500,000
SS&C Technologies
Holdings, Inc.(1)	5,075	76,531	TOTAL TEMPORARY
			CASH INVESTMENTS
Synopsys, Inc.(1)	30,000	671,100	(Cost $1,567,126)		1,567,126
		1,661,383	TOTAL INVESTMENT
SPECIALTY RETAIL — 3.1%			SECURITIES — 100.4%
Lowe’s Cos., Inc.	119,800	2,903,952	(Cost $117,486,487)		138,276,453
PetSmart, Inc.	40,900	1,307,164	OTHER ASSETS
			AND LIABILITIES — (0.4)%		(547,230)
		4,211,116
			TOTAL NET ASSETS — 100.0%		$137,729,223
THRIFTS & MORTGAGE FINANCE — 2.1%
Hudson City Bancorp., Inc.	75,800	1,073,328
Northwest Bancshares, Inc.	54,116	635,322
People’s United
Financial, Inc.	77,633	1,214,180
		2,922,830
TOTAL COMMON STOCKS
(Cost $115,919,361)		136,709,327

Forward Foreign Currency Exchange Contracts
Contracts to Sell	Settlement Date	Value	Unrealized Gain (Loss)
3,944,063 CAD for USD	4/30/10	$3,883,289	$(9,459)
(Value on Settlement Date $3,873,830)

Notes to Schedule of Investments
CAD = Canadian Dollar
USD = United States Dollar
(1) Non-income producing.

Industry classifications are unaudited.

See Notes to Financial Statements.

20

Statement of Assets and Liabilities

MARCH 31, 2010
	NT Large
	Company Value	NT Mid Cap Value
Assets
Investment securities, at value (cost of $271,116,584 and $117,486,487, respectively)	$307,637,365	$138,276,453
Deposits at broker for futures contracts	954,000	—
Receivable for investments sold	—	4,275,289
Receivable for capital shares sold	500,756	41,667
Dividends and interest receivable	399,646	370,524
	309,491,767	142,963,933

Liabilities
Payable for investments purchased	1,215,811	5,049,353
Payable for variation margin on futures contracts	44,520	—
Payable for forward foreign currency exchange contracts	—	9,459
Payable for capital shares redeemed	34,072	85,172
Accrued management fees	162,829	90,726
	1,457,232	5,234,710

Net Assets	$308,034,535	$137,729,223

Institutional Class Capital Shares, $0.01 Par Value
Authorized	110,000,000	50,000,000
Shares outstanding	38,394,564	14,154,776

Net Asset Value Per Share	$8.02	$9.73

Net Assets Consist of:
Capital (par value and paid-in surplus)	$304,576,679	$121,084,915
Undistributed net investment income	1,861	227,494
Accumulated net realized loss on investment and foreign currency transactions	(33,357,520)	(4,364,188)
Net unrealized appreciation on investments and translation of assets
and liabilities in foreign currencies	36,813,515	20,781,002
	$308,034,535	$137,729,223

See Notes to Financial Statements.

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Statement of Operations

YEAR ENDED MARCH 31, 2010
	NT Large
	Company Value	NT Mid Cap Value
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $12 and $18,616, respectively)	$ 5,941,545	$ 2,827,137
Interest	8,079	1,295
	5,949,624	2,828,432
Expenses:
Management fees	1,447,723	811,493
Directors’ fees and expenses	7,939	3,582
Other expenses	100	—
	1,455,762	815,075

Net investment income (loss)	4,493,862	2,013,357

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(9,570,439)	14,536,500
Futures contract transactions	3,536,931	—
Foreign currency transactions	—	(276,607)
	(6,033,508)	14,259,893

Change in net unrealized appreciation (depreciation) on:
Investments	81,406,915	27,114,092
Futures contracts	(539,570)	—
Translation of assets and liabilities in foreign currencies	—	(16,452)
	80,867,345	27,097,640

Net realized and unrealized gain (loss)	74,833,837	41,357,533

Net Increase (Decrease) in Net Assets Resulting from Operations	$79,327,699	$43,370,890

See Notes to Financial Statements.

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Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2010 AND MARCH 31, 2009
	NT Large Company Value		NT Mid Cap Value
Increase (Decrease) in Net Assets	2010	2009	2010	2009
Operations
Net investment income (loss)	$ 4,493,862	$ 3,106,006	$ 2,013,357	$ 1,194,891
Net realized gain (loss)	(6,033,508)	(26,691,514)	14,259,893	(14,383,457)
Change in net unrealized
appreciation (depreciation)	80,867,345	(37,743,680)	27,097,640	(5,340,494)
Net increase (decrease) in net assets
resulting from operations	79,327,699	(61,329,188)	43,370,890	(18,529,060)

Distributions to Shareholders
From net investment income	(4,435,883)	(3,130,233)	(1,746,754)	(1,139,180)

Capital Share Transactions
Proceeds from shares sold	107,194,743	136,728,186	41,468,311	52,591,992
Payments for shares redeemed	(26,729,647)	(18,208,706)	(13,295,819)	(10,823,097)
Net increase (decrease) in net assets
from capital share transactions	80,465,096	118,519,480	28,172,492	41,768,895

Net increase (decrease) in net assets	155,356,912	54,060,059	69,796,628	22,100,655

Net Assets
Beginning of period	152,677,623	98,617,564	67,932,595	45,831,940
End of period	$308,034,535	$152,677,623	$137,729,223	$ 67,932,595

Undistributed net investment income	$1,861	—	$227,494	$42,289

Transactions in Shares of the Fund
Sold	14,774,606	20,224,219	4,969,831	7,235,875
Redeemed	(3,882,445)	(2,883,043)	(1,675,866)	(1,447,737)
Net increase (decrease) in shares
of the fund	10,892,161	17,341,176	3,293,965	5,788,138

See Notes to Financial Statements.

23

Notes to Financial Statements

MARCH 31, 2010

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. NT Large Company Value Fund (NT Large Company Value) and NT Mid Cap Value Fund (NT Mid Cap Value) (collectively, the funds) are two funds in a series issued by the corporation. The funds are diversified under the 1940 Act. The funds’ investment objective is to seek long-term capital growth. Income is a secondary objective. The funds pursue their investment objective by investing in stocks of companies that management believes to be undervalued at the time of purchase. NT Large Company Value invests primarily in companies with larger market capitalization. NT Mid Cap Value invests in mid-sized market capitalization companies. The funds are not permitted to invest in any securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry. The following is a summary of the funds’ significant accounting policies.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the funds to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Exchange Traded Funds — The funds may invest in exchange traded funds (ETFs). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

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Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The funds may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Repurchase Agreements — The funds may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is each fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. All tax years for the funds remain subject to examination by tax authorities. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — In preparing the financial statements, management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

25

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee). The Agreement provides that all expenses of managing and operating the funds, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account each fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule for NT Large Company Value ranges from 0.50% to 0.70%. The effective annual management fee for NT Large Company Value for the year ended March 31, 2010 was 0.64%. The annual management fee for NT Mid Cap Value is 0.80%.

Related Parties — Certain officers and directors of the corporation are also officers and/ or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC. The funds are wholly owned, in aggregate, by various funds in a series issued by American Century Asset Allocation Portfolios, Inc. (ACAAP). ACAAP does not invest in the funds for the purpose of exercising management or control.

The funds are eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The funds have a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the funds. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Investment transactions, excluding short-term investments, for the year ended March 31, 2010 were as follows:

	NT Large Company Value	NT Mid Cap Value
Purchases	$126,996,994	$170,088,818
Sales	$50,366,863	$142,366,507

4. Fair Value Measurements

The funds’ securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the funds. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

26

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the funds’ securities and other financial instruments as of March 31, 2010. The Schedule of Investments provides additional details on the funds’ portfolio holdings.

	Level 1	Level 2	Level 3

NT Large Company Value
Investment Securities
Common Stocks	$293,786,394	—		—
Temporary Cash Investments	50,971	$13,800,000		—
Total Value of Investment Securities	$293,837,365	$13,800,000		—

Other Financial Instruments
Total Unrealized Gain (Loss) on Futures Contracts	$292,734	—		—

NT Mid Cap Value
Investment Securities
Domestic Common Stocks	$128,398,098	—		—
Foreign Common Stocks	3,700,941	$4,610,288		—
Temporary Cash Investments	67,126	1,500,000		—
Total Value of Investment Securities	$132,166,165	$6,110,288		—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward
Foreign Currency Exchange Contracts	—	$(9,459)		—

5. Derivative Instruments

Equity Price Risk — NT Large Company Value is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The equity price risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

27

Foreign Currency Risk — NT Mid Cap Value is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The risk of loss from non-performance by the counterparty may be reduced by the use of master netting agreements. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

For NT Large Company Value, the value of equity price risk derivative instruments as of March 31, 2010, is disclosed on the Statement of Assets and Liabilities as a liability of $44,520 in payable for variation margin on futures contracts. For NT Large Company Value, for the year ended March 31, 2010, the effect of equity price risk derivative instruments on the Statement of Operations was $3,536,931 in net realized gain (loss) on futures contract transactions and $(539,570) in change in net unrealized appreciation (depreciation) on futures contracts.

For NT Mid Cap Value, the value of foreign currency risk derivative instruments as of March 31, 2010, is disclosed on the Statement of Assets and Liabilities as a liability of $9,459 in payable for forward foreign currency exchange contracts. For NT Mid Cap Value, for the year ended March 31, 2010, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(275,120) in net realized gain (loss) on foreign currency transactions and $(17,382) in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

6. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic development, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws and restrictions.

7. Interfund Lending

The funds, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the funds to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the year ended March 31, 2010, the funds did not utilize the program.

28

8. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2010 and March 31, 2009 were as follows:

	NT Large Company Value		NT Mid Cap Value
	2010	2009	2010	2009
Distributions Paid From
Ordinary income	$4,435,883	$3,130,012	$1,746,754	$1,139,180
Long-term capital gains	—	$221	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2010, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

	NT Large
	Company Value	NT Mid Cap Value
Federal tax cost of investments	$277,777,676	$123,116,780
Gross tax appreciation of investments	$35,373,674	$15,613,863
Gross tax depreciation of investments	(5,513,985)	(454,190)
Net tax appreciation (depreciation) of investments	$29,859,689	$15,159,673
Net tax appreciation (depreciation) on derivatives and translation of assets and
liabilities in foreign currencies	—	$ 495
Net tax appreciation (depreciation)	$29,859,689	$15,160,168
Undistributed ordinary income	$1,861	$1,484,140
Accumulated capital losses	$(26,105,024)	—
Capital loss deferrals	$(298,670)	—

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, and the realization for tax purposes of unrealized gains (losses) on certain forward foreign currency exchange contracts and on certain futures contracts.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. For NT Large Company Value, capital loss carryovers of $(10,029,955) and $(16,075,069) expire in 2017 and 2018, respectively.

The capital loss deferrals listed above represent net capital losses incurred in the five-month period ended March 31, 2010. The funds have elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

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9. Corporate Event

As part of a long-standing estate and business succession plan established by ACC Co-Chairman James E. Stowers, Jr., the founder of American Century Investments, ACC Co-Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of each fund’s advisor. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee may technically be considered a “change of control” of ACC and therefore also a change of control of each fund’s advisor even though there has been no change to their management and none is anticipated. The “change of control” resulted in the assignment of each fund’s investment advisory agreement. Under the 1940 Act, an assignment automatically terminated such agreement, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Directors approved interim investment advisory agreements under which each fund will be managed until new agreements are approved by fund shareholders. On March 29, 2010, the Board of Directors approved new investment advisory agreements. The interim agreements and the new agreements are substantially identical to the terminated agreements (with the exception of different effective and termination dates) and will not result in changes in the management of American Century Investments, the funds, their investment objectives, fees or services provided. The new agreements have been submitted to shareholders for approval at a Special Meeting of Shareholders to be held on June 16, 2010.

10. Recently Issued Accounting Standards

In March 2008, the Financial Accounting Standards Board (FASB) issued Accounting Standards Codification (ASC) Section 815-10 (formerly Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities —an amendment of FASB Statement No. 133”). ASC Section 815-10 is effective for interim periods beginning after November 15, 2008 and has been adopted by the funds. ASC Section 815-10 amends and expands disclosures about derivative instruments and hedging activities. ASC Section 815-10 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities.

11. Other Tax Information (Unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The funds hereby designate up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2010.

For corporate taxpayers, NT Large Company Value and NT Mid Cap Value hereby designate $4,435,883 and $1,746,754, respectively, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2010 as qualified for the corporate dividends received deduction.

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Financial Highlights

NT Large Company Value

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010	2009	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$5.55	$9.71	$11.13	$10.00
Income From Investment Operations
Net Investment Income (Loss)	0.14(2)	0.20(2)	0.22	0.18
Net Realized and Unrealized Gain (Loss)	2.47	(4.16)	(1.29)	1.14
Total From Investment Operations	2.61	(3.96)	(1.07)	1.32
Distributions
From Net Investment Income	(0.14)	(0.20)	(0.22)	(0.18)
From Net Realized Gains	—	—	(0.13)	(0.01)
Total Distributions	(0.14)	(0.20)	(0.35)	(0.19)
Net Asset Value, End of Period	$8.02	$5.55	$9.71	$11.13

Total Return(3)	47.28%	(41.22)%	(9.93)%	13.26%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.64%	0.63%	0.62%	0.63%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.99%	2.82%	2.10%	2.01%
Portfolio Turnover Rate	23%	26%	20%	18%
Net Assets, End of Period (in thousands)	$308,035	$152,678	$98,618	$71,970
(1) May 12, 2006 (fund inception) through March 31, 2007.
(2) Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
(4) Annualized.

See Notes to Financial Statements.

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NT Mid Cap Value

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010	2009	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$6.25	$9.04	$11.28	$10.00
Income From Investment Operations
Net Investment Income (Loss)	0.17(2)	0.18(2)	0.16(2)	0.14
Net Realized and Unrealized Gain (Loss)	3.45	(2.79)	(1.29)	1.44
Total From Investment Operations	3.62	(2.61)	(1.13)	1.58
Distributions
From Net Investment Income	(0.14)	(0.18)	(0.15)	(0.12)
From Net Realized Gains	—	—	(0.96)	(0.18)
Total Distributions	(0.14)	(0.18)	(1.11)	(0.30)
Net Asset Value, End of Period	$9.73	$6.25	$9.04	$11.28

Total Return(3)	58.29%	(29.25)%	(10.79)%	16.03%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.80%	0.80%	0.80%	0.80%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.98%	2.36%	1.48%	1.55%(4)
Portfolio Turnover Rate	143%	181%	208%	203%
Net Assets, End of Period (in thousands)	$137,729	$67,933	$45,832	$33,375
(1) May 12, 2006 (fund inception) through March 31, 2007.
(2) Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
(4) Annualized.

See Notes to Financial Statements.

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Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Capital Portfolios, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of NT Large Company Value Fund and NT Mid Cap Value Fund, two of the mutual funds constituting American Century Capital Portfolios, Inc. (the “Corporation”), as of March 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights each of the three years in the period then ended and for the period May 12, 2006 (inception of the funds) through March 31, 2007. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the respective financial positions of NT Large Company Value Fund and NT Mid Cap Value Fund, two of the mutual funds of American Century Capital Portfolios, Inc., as of March 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period May 12, 2006 through March 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
May 17, 2010

33

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age may be extended or changed with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM) and American Century Global Investment Management, Inc. (ACGIM). ACIM and ACGIM are referred to collectively as the “advisors.”

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACGIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Independent Directors
Thomas A. Brown
Year of Birth: 1940
Position(s) with the Funds: Director
Length of Time Served: Since 1980
Principal Occupation(s) During the Past Five Years: Managing Member, Associated Investments,
LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)
Number of Funds in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None
Education/Other Professional Experience: BS in Mechanical Engineering, University of
Kansas; formerly, Chief Executive Officer, Associated Bearings Company; formerly,
Area Vice President, Applied Industrial Technologies (bearings and power transmission company)

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Andrea C. Hall
Year of Birth: 1945
Position(s) with the Funds: Director
Length of Time Served: Since 1997
Principal Occupation(s) During the Past Five Years: Retired as advisor to the President, Midwest
Research Institute (not-for-profit research organization) (June 2006)
Number of Funds in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None
Education/Other Professional Experience: BS in Biology, Florida State University; PhD in
Biology, Georgetown University; formerly, Senior Vice President and director of
Research Operations, Midwest Research Institute

James A. Olson
Year of Birth: 1942
Position(s) with the Funds: Director
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to
September 2006)
Number of Funds in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: Saia, Inc. and Entertainment Properties Trust
Education/Other Professional Experience: BS in Business Administration and MBA, St. Louis
University; CPA; 21 years of experience as a partner in the accounting firm of
Ernst & Young LLP

Donald H. Pratt
Year of Birth: 1937
Position(s) with the Funds: Director, Chairman of the Board
Length of Time Served: Since 1995
Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer,
Western Investments, Inc. (real estate company)
Number of Funds in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None
Education/Other Professional Experience: BS in Industrial Engineering, Wichita State
University; MBA, Harvard Business School; serves on the Board of Governors of the Independent Directors Council and Investment Company Institute; formerly,
Chairman of the Board, Butler Manufacturing Company (metal buildings producer)

Gale E. Sayers
Year of Birth: 1943
Position(s) with the Funds: Director
Length of Time Served: Since 2000
Principal Occupation(s) During the Past Five Years: President, Chief Executive Officer and
Founder, Sayers40, Inc., (technology products and services provider)
Number of Funds in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None
Education/Other Professional Experience: BS in Physical Education and M.Ed. in Educational
Administration, University of Kansas; Recipient of the Ernst & Young Entrepreneur
of the Year Award; inducted into the Chicago Entrepreneurship Hall of Fame and the National Football League Hall of Fame

35

M. Jeannine Strandjord
Year of Birth: 1945
Position(s) with the Funds: Director
Length of Time Served: Since 1994
Principal Occupation(s) During the Past Five Years: Retired, formerly, Senior Vice President,
Process Excellence, Sprint Corporation (telecommunications company) (January
2005-September 2005)
Number of Funds in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: DST Systems Inc., Euronet Worldwide Inc., Charming
Shoppes, Inc.
Education/Other Professional Experience: BS in Business Administration and Accounting,
University of Kansas; CPA; formerly, Senior Vice President of Financial Services and
Treasurer and Chief Financial Officer, Global Markets Group; Sprint Corporation;
formerly, with the accounting firm of Ernst and Whinney

John R. Whitten
Year of Birth: 1946
Position(s) with the Funds: Director
Length of Time Served: Since 2008
Principal Occupation(s) During the Past Five Years: Project Consultant, Celanese Corp.
(industrial chemical company)
Number of Funds in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: Rudolph Technologies, Inc.
Professional Education/Experience: BS in Business Administration, Cleveland State
University; CPA; formerly, Chief Financial Officer and Treasurer, Applied Industrial
Technologies, Inc.; thirteen years of experience with accounting firm Deloitte &
Touche LLP

Interested Director
Jonathan S. Thomas
Year of Birth: 1963
Position(s) with the Funds: Director and President
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: President and Chief Executive Officer,
ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to
February 2007); Executive Vice President, ACC (November 2005 to February 2007).
Also serves as: Chief Executive Officer and Manager, American Century Services,
LLC (ACS); Executive Vice President, American Century Investment Management
(ACIM) and American Century Global Investment Management (ACGIM); Director,
ACIM, ACGIM and other ACC subsidiaries; Global Chief Operating Officer and
Managing Director, Morgan Stanley (investment management) (March 2000 to
November 2005)
Number of Funds in Fund Complex Overseen by Director: 104
Other Directorships Held by Director: None
Education/Other Professional Experience: BA in Economics, University of Massachusetts;
MBA, Boston College; formerly held senior leadership roles with Fidelity
Investments, Boston Financial Services and Bank of America; serves on the Board of Governors of the Investment Company Institute

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name	Offices with
(Year of Birth)	the Funds	Principal Occupation During the Past Five Years
Jonathan Thomas	Director and	President and Chief Executive Officer, ACC (March 2007 to present); Chief
(1963)	President	Administrative Officer, ACC (February 2006 to March 2007); Executive
	since 2007	Vice President, ACC (November 2005 to February 2007). Also serves as:
Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM,
ACGIM; Director, ACIM, ACGIM and other ACC subsidiaries; Global Chief
Operating Officer and Managing Director, Morgan Stanley (March 2000 to
November 2005)
Barry Fink	Executive Vice	Chief Operating Officer and Executive Vice President, ACC (September 2007
(1955)	President	to present); President, ACS (October 2007 to present); Managing Director,
	since 2007	Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley
(2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries
Maryanne Roepke	Chief Compliance	Chief Compliance Officer, American Century funds, ACIM, ACGIM and
(1956)	Officer since 2006	ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to
	and Senior	August 2006); and Treasurer and Chief Financial Officer, various American
	Vice President	Century funds (July 2000 to August 2006). Also serves as: Senior Vice
	since 2000	President, ACS
Charles	General Counsel	Attorney, ACC (February 1994 to present); Vice President, ACC (November
Etherington	since 2007 and	2005 to present), General Counsel, ACC (March 2007 to present); Also
(1957)	Senior Vice	serves as General Counsel, ACIM, ACGIM, ACS, ACIS and other ACC
	President	subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS since 2006
Robert Leach	Vice President,	Vice President, ACS (February 2000 to present); and Controller, various
(1966)	Treasurer and	American Century funds (1997 to September 2006)
Chief Financial
Officer since 2006
David Reinmiller	Vice President	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC
(1963)	since 2000	(January 2001 to present); Chief Compliance Officer, American Century funds, ACIM and ACGIM (January 2001 to February 2005). Also serves as
Vice President, ACIM, ACGIM and ACS
Ward Stauffer	Secretary	Attorney, ACC (June 2003 – Present)
(1960)	since 2005

The SAI has additional information about the funds’ directors and is available without charge, upon request, by calling 1-800-345-2021.

37

Board Approval of Management Agreements

American Century Investment Management, Inc. (“ACIM” or the “Advisor”) currently serves as investment advisor to the Funds under an interim management agreement (the “Interim Management Agreement”) between the Advisor and the Funds approved by the Funds’ Board of Directors (the “Board”). The Advisor previously served as investment advisor to the Funds pursuant to a management agreement (the “Prior Management Agreement”) that terminated in accordance with its terms on February 16, 2010, as a result of a change of control of the Advisor’s parent company, American Century Companies, Inc. (“ACC”). The change in control occurred as the result of a change in the trustee of a trust created by James E. Stowers, Jr., the founder of American Century Investments, which holds shares representing a significant interest in ACC stock. Mr. Stowers previously served as the trustee of the trust. On February 16, 2010, Mr. Richard W. Brown, Co-Chairman of ACC with Mr. Stowers, became the trustee in accordance with the terms of the trust and Mr. Stowers’ long-standing estate and succession plan.

On February 18, 2010, the Board approved the Interim Management Agreement in accordance with Rule 15a-4 under the Investment Company Act to ensure continued management of the Funds by the Advisor after the termination of the Prior Management Agreement and until shareholder approval of a new management agreement (the “Proposed Management Agreement”) as required under the Act. The Board has approved the Proposed Management Agreement and has recommended its approval to shareholders. Fund shareholders are scheduled to consider approval of the Proposed Management Agreement at a meeting to be held on June 16, 2010.

The Interim Management Agreement and the Proposed Management Agreement are substantially identical to the Prior Management Agreement except for their effective dates and the termination provisions of the Interim Management Agreement. Under the Interim and Proposed Management Agreements, the Advisor will provide the same services to the Funds and receive the same compensation rate as under the Prior Management Agreement.

Basis for Board Approval of Interim Management Agreement

In considering the approval of the Interim Management Agreement, Rule 15a-4 requires the Board to approve the contract within ten business days of the termination of the prior agreement and to determine that the compensation to be received under the interim agreement is no greater than would have been received under the prior agreement. In connection with the approval, the Board noted that it oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Funds, shareholder services, audit and compliance functions and a variety of other matters relating to the Funds’ operations.

38

In evaluating the Interim Management Agreement, the Board, assisted by the advice of its independent legal counsel, considered a number of factors in addition to those required by the rule with no one factor being determinative to its analysis. Among the factors considered by the Board were the circumstances and effect of the change of control, the fact that the Advisor will provide the same services and receive the same compensation rate as under the Prior Management Agreements, and that the change of control did not result in a change of the personnel managing the Funds. Upon completion of its analysis, the Board approved the Interim Management Agreement, determining that the continued management of the Funds by the Advisor was in the best interests of the Funds and Fund shareholders.

Basis for Board Approval of Proposed Management Agreement

At a meeting held on March 29, 2010, after considering all information presented, the Board approved, and determined to recommend that shareholders approve, the Proposed Management Agreement. In connection with that approval, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Funds and services provided to the Funds by the Advisor. The Board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Funds, shareholder services, audit and compliance functions and a variety of other matters relating to the Funds’ operations. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services provided to the Funds;

• the wide range of programs and services the Advisor provides to the Funds and their shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the Advisor;

• data comparing the cost of owning the Funds to the cost of owning similar funds;

• the fact that there will be no changes to the fees, services, or personnel who provide such services as compared to the Prior Management Agreement;

• data comparing the Funds’ performance to appropriate benchmarks and/ or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the Funds to the Advisor and the overall profitability of the Advisor;

39

• data comparing services provided and charges to the Funds with those for other non-fund investment management clients of the Advisor; and

• consideration of collateral or “fall-out” benefits derived by the Advisor from the management of the Funds and potential sharing of economies of scale in connection with the management of the Funds.

The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In particular, the Board recognized that shareholders may have invested in the Funds on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Funds.

The Board considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent legal counsel, and evaluated such information for each Fund. The Board did not identify any single factor as being all-important or controlling, and each Board member may have attributed different levels of importance to different factors. In deciding to approve the Proposed Management Agreement under the terms ultimately determined by the Board to be appropriate, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services – Generally. Under the Proposed Management Agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Funds. The Board noted that under the Proposed Management Agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

• constructing and designing the Funds

• portfolio research and security selection

• initial capitalization/funding

• securities trading

• Fund administration

• custody of Fund assets

• daily valuation of each Fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confir-
  mations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

40

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment.

Investment Management Services. The investment management services provided to the Funds are complex and provide Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. As a part of its general oversight and in evaluating investment performance, the Board expects the Advisor to manage each Fund in accordance with its investment objectives and approved strategies. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for each Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the underperforming Fund receives special reviews until performance improves, during which time the Board discusses with the Advisor the reasons for such underperformance and any efforts being undertaken to improve performance.

Shareholder and Other Services. Under the Proposed Management Agreement, the Advisor will also provide the Funds with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through the various committees of the Board, regularly reviews reports and evaluations of such services. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

Costs of Services Provided and Profitability. The Advisor provided detailed information concerning its cost of providing various services to the Funds, its profitability in managing the Funds, its overall profitability, and its financial condition. The Board reviewed with the Advisor the methodology used to prepare this financial information. The Board has also reviewed with the Advisor its methodology for compensating the investment professionals that provide services to the Funds as well as compensation to the five highest paid personnel of the Advisor. This financial information regarding the Advisor is considered in order to evaluate the Advisor’s financial

41

condition, its ability to continue to provide services under the Proposed Management Agreement, and the reasonableness of the proposed management fees. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Funds.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. It noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Funds. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the Advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Board seeks to evaluate economies of scale by reviewing information, such as year-over-year profitability of the Advisor generally, the profitability of its management of each Fund specifically, and the expenses incurred by the Advisor in providing various functions to the Funds. The Board believes the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, fee breakpoints as each Fund increases in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services.

Comparison to Fees of Funds not Managed by the Advisor. Both the Prior and Proposed Management Agreements provide that the Funds pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Funds, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Funds’ Independent Trustees (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties that provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Funds and provides a direct incentive to

42

minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing each Fund’s unified fee to the total expense ratios of similar funds not managed by the Advisor. The Board concluded that the management fee to be paid by each Fund to the Advisor under the Proposed Management Agreement is reasonable in light of the services to be provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the Funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Funds. The Board analyzed this information and concluded that the fees charged and services provided to the Funds were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Funds. The Board concluded that the Advisor’s primary business is managing mutual funds and it generally does not use Fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute Fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Funds, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the Funds to determine breakpoints in each Fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusion of the Board. As a result of this process, the Board, in the absence of particular circumstances and assisted by the advice of its independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the Proposed Management Agreement be approved and recommended its approval to Fund shareholders.

43

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the funds’ investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling 1-800-345-2021.

44

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, base d on total market capitalization.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Value Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock’s weight in the index is proportionate to its market value. Created by Standard & Poor’s, it is considered to be a broad measure of U.S. stock market performance.

45

Notes

46

Notes

47

Notes

48

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Capital Portfolios, Inc.
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1005
CL-ANN-68261N

ITEM 2. CODE OF ETHICS.
(a)	The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)	The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1)
American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report
Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
(a)(1)	The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	James A. Olson, Thomas A. Brown and Gale E. Sayers are the registrant’s designated audit committee financial experts. They are “independent” as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

	FY 2009:	$166,905
	FY 2010:	$163,575

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

	For services rendered to the registrant:

	FY 2009:	$0
	FY 2010:	$0

	Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X
	(relating to certain engagements for non-audit services with the registrant’s investment adviser
	and its affiliates):

	FY 2009:	$0
	FY 2010:	$0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

	For services rendered to the registrant:

	FY 2009:	$0
	FY 2010:	$0

	Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X
	(relating to certain engagements for non-audit services with the registrant’s investment adviser
	and its affiliates):

	FY 2009:	$0
	FY 2010:	$0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

	For services rendered to the registrant:

	FY 2009:	$0
	FY 2010:	$0

	Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X
	(relating to certain engagements for non-audit services with the registrant’s investment adviser
	and its affiliates):

	FY 2009:	$0
	FY 2010:	$0

(e)(1)	In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of
Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)	All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of
Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

	FY 2009:	$131,465
	FY 2010:	$ 55,692

(h)	The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of
Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. INVESTMENTS.
(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT
INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the
Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in
Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.
(a)(1)	Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset
Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591,
on September 29, 2005.

(a)(2)	Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the
Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-
99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Capital Portfolios, Inc.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	May 28, 2010

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	May 28, 2010

By:	/s/ Robert J. Leach
	Name:	Robert J. Leach
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	May 28, 2010